UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2006

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Consumer Sector

Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Consumer Sector
Consumer Industries	5
Food and Agriculture	17
Leisure	27
Multimedia	38
Retailing	48
Notes to Financial Statements	58
Report of Independent Registered	63
Public Accounting Firm
Trustees and Officers	64
Distributions	69
Board Approval of Investment	70
Advisory Contracts and
Management Fees

* Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Consumer Industries Portfolio
Actual	$1,000.00	$1,060.00	$5.77
HypotheticalA	$1,000.00	$1,019.19	$5.66
Food and Agriculture Portfolio
Actual	$1,000.00	$1,056.80	$5.15
HypotheticalA	$1,000.00	$1,019.79	$5.06
Leisure Portfolio
Actual	$1,000.00	$1,104.00	$5.06
HypotheticalA	$1,000.00	$1,019.98	$4.86
Multimedia Portfolio
Actual	$1,000.00	$1,060.30	$5.36
HypotheticalA	$1,000.00	$1,019.59	$5.26
Retailing Portfolio
Actual	$1,000.00	$1,061.60	$5.37
HypotheticalA	$1,000.00	$1,019.59	$5.26

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Consumer Industries Portfolio	1.13%
Food and Agriculture Portfolio	1.01%
Leisure Portfolio	97%
Multimedia Portfolio	1.05%
Retailing Portfolio	1.05%

Annual Report

4

Consumer Industries Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Consumer Industries	7.31%	2.95%	8.28%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Consumer Industries Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

5 Annual Report

Consumer Industries Portfolio

Management’s Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Select Consumer Industries Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12-month period ending February 28, 2006, the fund returned 7.31%, outperforming the 3.31% return of the Goldman Sachs® Consumer Industries Index but lagging the S&P 500. Advertisers continued to shift spending out of traditional media such as radio, television and print, and into online media such as paid search and branded advertising. The fund benefited from that trend relative to the sector index by avoiding several traditional media firms, including Comcast and Liberty Media, while holding a sizable out-of-benchmark position in Internet firm Google, whose stock soared. Performance also was helped by positions in Evergreen Solar, maker of a key component of solar cells, and Chinese online travel firm Ctrip.com International. Conversely, I avoided tobacco and food conglomerate Altria, a large component of the Goldman Sachs index, because of the firm’s tobacco-related legal problems and concerns about its growth. That decision hurt relative results, as favorable court decisions gave Altria’s stock a strong boost. The fund’s positions in adult education firm Apollo Group, cosmetics retailer Avon Products and Brunswick, a maker of powerboats, hurt relative performance as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6

Consumer Industries Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Procter & Gamble Co.	6.7	6.1
Google, Inc. Class A (sub. vtg.)	5.0	4.3
PepsiCo, Inc.	3.7	1.5
Target Corp.	3.1	3.0
Wal-Mart Stores, Inc.	2.7	3.3
The Coca-Cola Co.	2.3	3.3
Walt Disney Co.	2.3	1.9
eBay, Inc.	2.1	2.9
Lowe’s Companies, Inc.	2.1	1.9
Nestle SA sponsored ADR	2.1	1.0
	32.1

7 Annual Report

Consumer Industries Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 97.9%
	Shares	Value (Note 1)

AUTOMOBILES – 0.8%
Motorcycle Manufacturers – 0.8%
Harley-Davidson, Inc.	7,600	$ 399,076
BEVERAGES – 7.7%
Brewers – 0.5%
SABMiller PLC	12,400	246,662
Distillers & Vintners – 0.5%
Diageo PLC sponsored ADR	4,100	252,970
Soft Drinks – 6.7%
Coca-Cola Enterprises, Inc.	17,600	345,840
PepsiCo, Inc.	31,200	1,844,232
The Coca-Cola Co.	27,700	1,162,569
		3,352,641

TOTAL BEVERAGES		3,852,273

COMMERCIAL SERVICES & SUPPLIES – 1.3%
Human Resource & Employment Services – 1.3%
Monster Worldwide, Inc. (a)	8,100	396,576
Robert Half International, Inc.	6,700	240,664
		637,240

DISTRIBUTORS – 0.5%
Distributors – 0.5%
Li & Fung Ltd.	122,000	247,683
DIVERSIFIED CONSUMER SERVICES – 1.8%
Education Services – 1.1%
Apollo Group, Inc. Class A (a)	10,700	528,366
Specialized Consumer Services – 0.7%
Steiner Leisure Ltd. (a)	3,500	149,205
Weight Watchers International, Inc. (a)	4,300	225,621
		374,826

TOTAL DIVERSIFIED CONSUMER SERVICES		903,192

ELECTRICAL EQUIPMENT – 0.7%
Electrical Components & Equipment – 0.7%
Evergreen Solar, Inc. (a)	21,400	333,626
FOOD & STAPLES RETAILING – 7.6%
Drug Retail – 3.0%
CVS Corp.	20,000	566,600
Walgreen Co.	20,500	919,630
		1,486,230
Food Retail – 0.7%
Whole Foods Market, Inc.	5,000	319,400

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

	Shares	Value (Note 1)
Hypermarkets & Super Centers – 3.9%
Costco Wholesale Corp.	11,700	$ 599,976
Wal-Mart Stores, Inc.	29,900	1,356,264
		1,956,240

TOTAL FOOD & STAPLES RETAILING		3,761,870

FOOD PRODUCTS – 3.9%
Packaged Foods & Meats – 3.9%
Diamond Foods, Inc.	6,900	142,140
Flowers Foods, Inc.	3,600	99,000
Green Mountain Coffee Roasters, Inc. (a)	2,600	106,626
Lindt & Spruengli AG (participation certificate)	290	552,834
Nestle SA sponsored ADR	13,800	1,017,060
		1,917,660

HOTELS, RESTAURANTS & LEISURE – 12.5%
Casinos & Gaming – 2.0%
Aristocrat Leisure Ltd.	21,800	195,034
International Game Technology	7,000	250,390
MGM MIRAGE (a)	9,800	362,306
Station Casinos, Inc.	1,600	109,520
WMS Industries, Inc. (a)	2,800	81,340
		998,590
Hotels, Resorts & Cruise Lines – 5.5%
Carnival Corp. unit	15,200	785,080
Ctrip.com International Ltd. sponsored ADR	4,000	310,200
eLong, Inc. sponsored ADR (a)	24,800	315,704
Kerzner International Ltd. (a)	4,600	309,534
Royal Caribbean Cruises Ltd.	10,100	445,006
Starwood Hotels & Resorts Worldwide, Inc. unit	9,000	571,500
		2,737,024
Leisure Facilities – 0.1%
International Speedway Corp. Class A	1,400	66,304
Restaurants – 4.9%
Buffalo Wild Wings, Inc. (a)	20,654	783,406
CBRL Group, Inc.	3,200	142,176
Domino’s Pizza, Inc.	7,250	184,875
McDonald’s Corp.	10,200	356,082
Outback Steakhouse, Inc.	13,100	547,711
Starbucks Corp. (a)	11,100	403,152
		2,417,402

TOTAL HOTELS, RESTAURANTS & LEISURE		6,219,320

HOUSEHOLD PRODUCTS – 7.7%
Household Products – 7.7%
Colgate-Palmolive Co.	9,400	512,112
Procter & Gamble Co.	55,300	3,314,128
		3,826,240

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

9

Consumer Industries Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INTERNET & CATALOG RETAIL – 1.2%
Catalog Retail – 0.6%
Coldwater Creek, Inc. (a)	13,500	$ 303,345
Internet Retail – 0.6%
Priceline.com, Inc. (a)	12,200	299,510

TOTAL INTERNET & CATALOG RETAIL		602,855

INTERNET SOFTWARE & SERVICES – 10.6%
Internet Software & Services – 10.6%
Digitas, Inc. (a)	10,900	154,017
eBay, Inc. (a)	26,200	1,049,572
Google, Inc. Class A (sub. vtg.) (a)	6,854	2,485,397
Homestore, Inc. (a)	32,162	200,048
iVillage, Inc. (a)	19,300	157,295
Sina Corp. (a)	5,300	118,561
Sohu.com, Inc. (a)	5,600	117,768
Yahoo!, Inc. (a)	30,296	971,290
		5,253,948

LEISURE EQUIPMENT & PRODUCTS – 3.3%
Leisure Products – 3.3%
Brunswick Corp.	10,700	419,761
K2, Inc. (a)	8,500	96,900
MarineMax, Inc. (a)	16,400	506,104
RC2 Corp. (a)	2,400	86,472
SCP Pool Corp.	11,700	508,599
		1,617,836

MEDIA – 10.2%
Advertising – 1.8%
Harte-Hanks, Inc.	6,000	168,060
Interpublic Group of Companies, Inc. (a)	24,956	258,544
Omnicom Group, Inc.	6,100	486,902
		913,506
Broadcasting & Cable TV – 0.5%
Liberty Global, Inc. Class A	12,200	247,782
Movies & Entertainment – 5.2%
Carmike Cinemas, Inc.	5,200	123,864
News Corp. Class A	43,600	709,808
Viacom, Inc. Class B (non-vtg.) (a)	14,200	567,432
The Walt Disney Co.	41,300	1,155,987
		2,557,091
Publishing – 2.7%
Dow Jones & Co., Inc.	3,300	134,145
Gannett Co., Inc.	6,000	372,960
McGraw-Hill Companies, Inc.	10,600	562,754
Media General, Inc. Class A	2,900	145,290
Reuters Group PLC sponsored ADR	3,300	131,769
		1,346,918

TOTAL MEDIA		5,065,297

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

	Shares	Value (Note

MULTILINE RETAIL – 8.3%
Department Stores – 4.8%
Federated Department Stores, Inc.	8,300	$ 589,632
JCPenney Co., Inc.	6,400	375,296
KarstadtQuelle AG (a)(d)	14,000	342,800
Nordstrom, Inc.	7,800	296,400
Saks, Inc.	8,400	158,760
Sears Holdings Corp. (a)	5,000	602,250
		2,365,138
General Merchandise Stores – 3.5%
Family Dollar Stores, Inc.	7,500	192,900
Target Corp.	28,500	1,550,400
		1,743,300

TOTAL MULTILINE RETAIL		4,108,438

PERSONAL PRODUCTS – 1.3%
Personal Products – 1.3%
Avon Products, Inc.	19,200	553,920
Herbalife Ltd. (a)	2,800	86,772
		640,692

REAL ESTATE – 0.4%
Real Estate Investment Trusts – 0.4%
MeriStar Hospitality Corp. (a)	21,400	220,634
SOFTWARE – 0.6%
Home Entertainment Software – 0.6%
Activision, Inc. (a)	11,433	142,913
Electronic Arts, Inc. (a)	3,400	176,698
		319,611

SPECIALTY RETAIL – 11.8%
Apparel Retail – 3.7%
Aeropostale, Inc. (a)	7,000	200,830
American Eagle Outfitters, Inc.	5,600	142,464
Charlotte Russe Holding, Inc. (a)	5,700	103,740
Chico’s FAS, Inc. (a)	10,100	475,205
Esprit Holdings Ltd.	18,100	139,170
Foot Locker, Inc.	9,600	221,856
Gymboree Corp. (a)	7,100	162,306
Hot Topic, Inc. (a)	5,150	67,877
Urban Outfitters, Inc. (a)	12,300	345,630
		1,859,078
Automotive Retail – 0.5%
AutoZone, Inc. (a)	2,500	241,700
Computer & Electronics Retail – 2.1%
Best Buy Co., Inc.	16,050	864,453
Gamestop Corp. Class B (a)	5,400	197,154
		1,061,607
Home Improvement Retail – 2.1%
Lowe’s Companies, Inc. (d)	15,000	1,022,700

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Consumer Industries Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

SPECIALTY RETAIL – CONTINUED
Specialty Stores – 3.4%
Guitar Center, Inc. (a)	4,400	$ 227,744
Office Depot, Inc. (a)	13,500	481,680
OfficeMax, Inc.	3,400	99,722
PETsMART, Inc.	3,900	101,244
Sports Authority, Inc. (a)	962	35,200
Staples, Inc.	23,450	575,463
Tractor Supply Co. (a)	2,300	145,314
		1,666,367

TOTAL SPECIALTY RETAIL		5,851,452

TEXTILES, APPAREL & LUXURY GOODS – 5.7%
Apparel, Accessories & Luxury Goods – 4.0%
Carter’s, Inc. (a)	9,500	607,905
Coach, Inc. (a)	9,300	332,196
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	2,800	77,028
Liz Claiborne, Inc.	9,200	331,476
Polo Ralph Lauren Corp. Class A	6,600	382,536
Ports Design Ltd.	109,000	140,502
Quiksilver, Inc. (a)	8,500	123,250
		1,994,893
Footwear – 1.7%
Deckers Outdoor Corp. (a)(d)	4,300	145,770
NIKE, Inc. Class B	8,100	702,918
		848,688

TOTAL TEXTILES, APPAREL & LUXURY GOODS		2,843,581

TOTAL COMMON STOCKS
(Cost $42,185,808)		48,622,524

Money Market Funds — 5.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	1,140,985 $	1,140,985
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	1,346,000	1,346,000
TOTAL MONEY MARKET FUNDS
(Cost $2,486,985)		2,486,985

TOTAL INVESTMENT PORTFOLIO - 102.9%
(Cost $44,672,793)		51,109,509

NET OTHER ASSETS – (2.9)%		(1,427,482)
NET ASSETS – 100%		$49,682,027

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$37,484
Fidelity Securities Lending Cash Central Fund	7,629
Total	$45,113

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.2%
Switzerland	3.2%
Panama	1.6%
Cayman Islands	1.4%
United Kingdom	1.3%
Others (individually less than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

13

Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $1,267,310) — See accompanying schedule:
Unaffiliated issuers (cost $42,185,808)	$48,622,524
Affiliated Central Funds (cost $2,486,985)	2,486,985
Total Investments (cost $44,672,793)		$51,109,509
Receivable for investments sold		7,912
Receivable for fund shares sold		93,832
Dividends receivable		24,983
Interest receivable		2,968
Prepaid expenses		168
Other affiliated receivables		4
Other receivables		2,864
Total assets		51,242,240

Liabilities
Payable for fund shares redeemed	$147,720
Accrued management fee	23,306
Other affiliated payables	15,446
Other payables and accrued expenses	27,741
Collateral on securities loaned, at value	1,346,000
Total liabilities		1,560,213

Net Assets		$49,682,027
Net Assets consist of:
Paid in capital		$41,989,850
Accumulated net investment loss		(14)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,255,475
Net unrealized appreciation (depreciation) on investments		6,436,716
Net Assets, for 1,930,124 shares outstanding		$49,682,027
Net Asset Value, offering price and redemption price per share ($49,682,027 ÷ 1,930,124 shares)		$25.74

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$392,834
Interest		51
Income from affiliated Central Funds (including $7,629 from security lending)		45,113
Total income		437,998

Expenses
Management fee	$244,492
Transfer agent fees	158,780
Accounting and security lending fees
	21,549
Independent trustees’ compensation	182
Custodian fees and expenses	15,775
Registration fees	15,898
Audit	33,517
Legal	340
Miscellaneous	1,446
Total expenses before reductions	491,979
Expense reductions	(8,784)	483,195

Net investment income (loss)		(45,197)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Unaffiliated issuers	1,978,609
Foreign currency transactions	1,499
Total net realized gain (loss)		1,980,108
Change in net unrealized appreciation (depreciation) on investment securities		1,133,559
Net gain (loss)		3,113,667
Net increase (decrease) in net assets resulting from operations		$3,068,470

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(45,197)	$(114,300)
Net realized gain (loss)				1,980,108	28,900
Change in net unrealized appreciation (depreciation)				1,133,559	1,505,127
Net increase (decrease) in net assets resulting from operations				3,068,470	1,419,727
Distributions to shareholders from net realized gain				(484,881)	(1,510,535)
Share transactions
Proceeds from sales of shares				26,870,735	23,571,117
Reinvestment of distributions				473,921	1,475,744
Cost of shares redeemed				(20,002,209)	(20,792,957)
Net increase (decrease) in net assets resulting from share transactions				7,342,447	4,253,904
Redemption fees				8,138	11,308
Total increase (decrease) in net assets				9,934,174	4,174,404

Net Assets
Beginning of period				39,747,853	35,573,449
End of period (including accumulated net investment loss of $14 and accumulated net investment loss of $21,
respectively)				$49,682,027	$39,747,853

Other Information
Shares
Sold				1,077,885	1,007,148
Issued in reinvestment of distributions				18,542	62,267
Redeemed				(806,579)	(898,454)
Net increase (decrease)				289,848	170,961

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$24.23	$24.21	$ 18.39	$23.58	$25.31
Income from Investment Operations
Net investment income (loss)C	(.03)	(.07)	(.09)	(.18)	(.07)
Net realized and unrealized gain (loss)	1.80	1.05	6.28	(5.02)	(.25)
Total from investment operations	1.77	.98	6.19	(5.20)	(.32)
Distributions from net realized gain	(.26)	(.97)	(.38)	—	(1.42)
Redemption fees added to paid in capitalC	—F	.01	.01	.01	.01
Net asset value, end of period	$25.74	$24.23	$ 24.21	$18.39	$23.58
Total ReturnA,B	7.31%	4.18%	33.82%	(22.01)%	(.87)%
Ratios to Average Net AssetsD
Expenses before reductions	1.15%	1.23%	1.59%	1.86%	1.71%
Expenses net of fee waivers, if any	1.15%	1.22%	1.59%	1.86%	1.71%
Expenses net of all reductions	1.13%	1.19%	1.54%	1.83%	1.69%
Net investment income (loss)	(.11)%	(.31)%	(.39)%	(.84)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$49,682	$39,748	$ 35,573	$20,693	$23,471
Portfolio turnover rate	71%	112%	138%	116%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Food and Agriculture Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Food and Agriculture	7.50%	6.75%	8.21%

10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 29, 1996. The chart shows the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

17 Annual Report

Food and Agriculture Portfolio

Management’s Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity® Select Food and Agriculture Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

The fund returned 7.50% during the past year, solidly ahead of the Goldman Sachs® Consumer Industries Index, which gained 3.31%, and slightly behind the S&P 500. Some of the fund’s outperformance of the Goldman Sachs index resulted from the strong showing of stocks in the food and agriculture space relative to other consumer industries represented in the index. For example, the fund benefited from not investing in media stocks —which were among the weakest performers within the benchmark — and having very little invested in hypermarkets and super centers — specifically Wal-Mart, a major index component that declined. Partially offsetting this, packaged foods stocks lagged the Goldman Sachs index, so our natural inclusion of some of these stocks — such as Wrigley — held back our relative return. Security selection was strong overall. Although packaged food stocks lagged as a group, we benefited from some good picks there. Overweightings in Swiss-based Nestle and Anglo-Dutch Unilever were notable contributors here. Additionally, we saw solid gains from restaurant holdings Wendy’s International and Domino’s Pizza, although Outback Steakhouse modestly detracted. Strong results from tobacco stocks — driven mostly by Altria Group — further aided performance, as did our showing in the fertilizers and agricultural chemicals area, where Monsanto was a standout. Among beverage companies, PepsiCo helped but bottler Coca-Cola Enterprises detracted. Meat processor Smithfield Foods was the biggest detractor versus the index, and underweighting strong performing food retailer Albertson’s also hurt. Some stocks I’ve mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

18

Food and Agriculture Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Nestle SA sponsored ADR	8.4	8.0
Unilever NV (NY Shares)	6.5	5.8
PepsiCo, Inc.	6.5	5.9
Altria Group, Inc.	6.4	7.5
The Coca-Cola Co.	6.1	5.9
McDonald’s Corp.	5.8	6.9
Kellogg Co.	4.4	4.2
Coca-Cola Enterprises, Inc.	3.5	3.7
Kroger Co.	3.5	1.6
Starbucks Corp.	3.4	1.1
	54.5

19 Annual Report

Food and Agriculture Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.6%
	Shares	Value (Note 1)

BEVERAGES – 23.8%
Brewers – 2.8%
Anheuser-Busch Companies, Inc.	100	$ 4,154
Efes Breweries International NV unit (a)(e)	8,000	299,040
InBev SA	33,800	1,562,965
SABMiller PLC	78,900	1,569,484
		3,435,643
Distillers & Vintners – 3.6%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	39,400	1,037,796
Diageo PLC sponsored ADR	30,500	1,881,850
Pernod Ricard SA	9,100	1,557,789
		4,477,435
Soft Drinks – 17.4%
Coca-Cola Enterprises, Inc.	224,900	4,419,285
Coca-Cola Femsa SA de CV sponsored ADR	11,800	360,844
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	20,300	613,060
Fomento Economico Mexicano SA de CV sponsored ADR	7,600	661,124
PepsiCo, Inc.	137,300	8,115,803
The Coca-Cola Co.	181,500	7,617,555
		21,787,671

TOTAL BEVERAGES		29,700,749

CHEMICALS – 4.8%
Fertilizers & Agricultural Chemicals – 4.5%
Agrium, Inc.	18,400	458,320
Bodisen Biotech, Inc. (a)	21,000	325,500
CF Industries Holdings, Inc.	100	1,762
Monsanto Co.	45,000	3,774,600
Mosaic Co. (a)	16,800	267,120
Potash Corp. of Saskatchewan	3,300	316,566
Syngenta AG sponsored ADR	19,000	539,980
		5,683,848
Specialty Chemicals – 0.3%
Senomyx, Inc. (a)	21,800	354,468

TOTAL CHEMICALS		6,038,316

COMMERCIAL SERVICES & SUPPLIES – 0.0%
Diversified Commercial & Professional Services – 0.0%
Aramark Corp. Class B	100	2,846
FOOD & STAPLES RETAILING – 10.6%
Food Distributors – 3.3%
Central European Distribution Corp. (a)(d)	8,000	335,280
Sysco Corp.	127,100	3,824,439
		4,159,719

	Shares	Value (Note 1)
Food Retail – 6.4%
Kroger Co. (a)	217,400	$ 4,356,696

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Safeway, Inc.	131,000	3,184,610
Whole Foods Market, Inc.	7,400	472,712
		8,014,018
Hypermarkets & Super Centers – 0.9%
Wal-Mart Stores, Inc.	23,200	1,052,352

TOTAL FOOD & STAPLES RETAILING		13,226,089

FOOD PRODUCTS – 30.2%
Agricultural Products – 4.1%
Archer-Daniels-Midland Co.	101,300	3,213,236
Bunge Ltd.	10,500	595,245
Corn Products International, Inc.	50,600	1,364,176
		5,172,657
Packaged Foods & Meats – 26.1%
Cadbury Schweppes PLC sponsored ADR (d)	8,200	335,544
General Mills, Inc.	85,900	4,230,575
Groupe Danone	2,700	312,211
Hershey Co.	7,000	358,050
Kellogg Co.	124,700	5,525,457
Koninklijke Numico NV (a)	6,600	285,839
Kraft Foods, Inc. Class A	100	3,009
Lindt & Spruengli AG	30	593,277
Nestle SA sponsored ADR	143,000	10,539,100
People’s Food Holdings Ltd.	100	71
Tyson Foods, Inc. Class A	100	1,353
Unilever NV (NY Shares)	117,100	8,148,989
Wm. Wrigley Jr. Co.	36,200	2,300,148
		32,633,623

TOTAL FOOD PRODUCTS		37,806,280

HOTELS, RESTAURANTS & LEISURE – 16.7%
Restaurants – 16.7%
Applebee’s International, Inc.	9,300	215,202
Buffalo Wild Wings, Inc. (a)	88,314	3,349,750
California Pizza Kitchen, Inc. (a)	9,700	291,582
Chipotle Mexican Grill, Inc. Class A	100	4,560
Domino’s Pizza, Inc.	44,500	1,134,750
McCormick & Schmick’s Seafood Restaurants (a)	13,100	306,933
McDonald’s Corp.	207,700	7,250,807
Outback Steakhouse, Inc.	21,900	915,639
Red Robin Gourmet Burgers, Inc. (a)	45,500	1,819,545
Starbucks Corp. (a)(d)	117,600	4,271,232
Texas Roadhouse, Inc. Class A (a)	20,000	307,200
Yum! Brands, Inc.	21,600	1,030,320
		20,897,520

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

21

Food and Agriculture Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

HOUSEHOLD PRODUCTS – 3.7%
Household Products – 3.7%
Colgate-Palmolive Co.	60,650	$ 3,304,212
Procter & Gamble Co.	20,997	1,258,350
		4,562,562

MACHINERY – 1.1%
Construction & Farm Machinery & Heavy Trucks – 1.1%
AGCO Corp. (a)	19,500	381,225
Caterpillar, Inc.	4,500	328,860
CNH Global NV	10,100	255,227
Deere & Co.	5,300	404,231
		1,369,543

PERSONAL PRODUCTS – 0.3%
Personal Products – 0.3%
Avon Products, Inc.	11,200	323,120
TOBACCO – 8.4%
Tobacco – 8.4%
Altria Group, Inc.	110,600	7,952,140
British American Tobacco PLC sponsored ADR	13,500	646,380
Imperial Tobacco Group PLC	10,400	312,870
Loews Corp. – Carolina Group	8,100	384,669
Reynolds American, Inc. (d)	11,900	1,263,185
		10,559,244

TOTAL COMMON STOCKS
(Cost $101,462,391)		124,486,269

Money Market Funds — 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	1,173,874 $	1,173,874
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	600,975	600,975
TOTAL MONEY MARKET FUNDS
(Cost $1,774,849)		1,774,849

TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $103,237,240)		126,261,118

NET OTHER ASSETS – (1.0)%		(1,254,603)
NET ASSETS – 100%		$125,006,515

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $299,040 or 0.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,900
Fidelity Securities Lending Cash Central Fund	42,021
Total	$97,921

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	74.5%
Switzerland	9.3%
Netherlands	7.1%
United Kingdom	3.8%
France	1.6%
Belgium	1.3%
Others (individually less than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

23

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $582,538) — See accompanying schedule:
Unaffiliated issuers (cost $101,462,391)	$124,486,269
Affiliated Central Funds (cost $1,774,849)	1,774,849
Total Investments (cost $103,237,240)		$126,261,118
Receivable for investments sold		754,283
Receivable for fund shares sold		99,680
Dividends receivable		54,584
Interest receivable		3,807
Prepaid expenses		509
Other receivables		3,127
Total assets		127,177,108

Liabilities
Payable for investments purchased	$918,448
Payable for fund shares redeemed	523,892
Accrued management fee	58,955
Other affiliated payables	39,018
Other payables and accrued expenses	29,305
Collateral on securities loaned, at value	600,975
Total liabilities		2,170,593

Net Assets		$125,006,515
Net Assets consist of:
Paid in capital		$99,432,292
Undistributed net investment income		237,173
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,313,431
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,023,619
Net Assets, for 2,395,866 shares outstanding		$125,006,515
Net Asset Value, offering price and redemption price per share ($125,006,515 ÷ 2,395,866 shares)		$52.18

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$2,498,933
Interest		96
Income from affiliated Central Funds (including $42,021 from security lending)		97,921
Total income		2,596,950

Expenses
Management fee	$739,001
Transfer agent fees	453,016
Accounting and security lending fees
	66,312
Independent trustees’ compensation	593
Custodian fees and expenses	28,886
Registration fees	26,177
Audit	34,242
Legal	777
Miscellaneous	3,290
Total expenses before reductions	1,352,294
Expense reductions	(18,675)	1,333,619

Net investment income (loss)		1,263,331

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investment securities:

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Unaffiliated issuers	8,287,528
Foreign currency transactions	315
Total net realized gain (loss)		8,287,843
Change in net unrealized appreciation (depreciation) on:
Investment securities	(384,822)
Assets and liabilities in foreign currencies	(307)
Total change in net unrealized appreciation (depreciation)		(385,129)
Net gain (loss)		7,902,714
Net increase (decrease) in net assets resulting from operations		$9,166,045

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,263,331 $	712,640
Net realized gain (loss)				8,287,843	8,330,360
Change in net unrealized appreciation (depreciation)				(385,129)	2,593,286
Net increase (decrease) in net assets resulting from operations				9,166,045	11,636,286
Distributions to shareholders from net investment income				(1,049,605)	(683,408)
Distributions to shareholders from net realized gain				(6,158,772)	—
Total distributions				(7,208,377)	(683,408)
Share transactions
Proceeds from sales of shares				47,926,666	105,702,482
Reinvestment of distributions				6,802,073	642,326
Cost of shares redeemed				(71,028,865)	(82,447,637)
Net increase (decrease) in net assets resulting from share transactions				(16,300,126)	23,897,171
Redemption fees				20,664	41,906
Total increase (decrease) in net assets				(14,321,794)	34,891,955

Net Assets
Beginning of period				139,328,309	104,436,354
End of period (including undistributed net investment income of $237,173 and undistributed net investment income
of $28,038, respectively)				$125,006,515	$139,328,309

Other Information
Shares
Sold				932,427	2,217,961
Issued in reinvestment of distributions				133,891	13,111
Redeemed				(1,380,263)	(1,767,243)
Net increase (decrease)				(313,945)	463,829

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$51.42	$46.50	$ 35.71	$44.68	$46.01
Income from Investment Operations
Net investment income (loss)C	50	.29	.22	.25	.34
Net realized and unrealized gain (loss)	3.25	4.90	10.80	(8.06)	2.79
Total from investment operations	3.75	5.19	11.02	(7.81)	3.13
Distributions from net investment income	(.44)	(.29)	(.24)	(.32)	(.21)
Distributions from net realized gain	(2.56)	—	—	(.88)	(4.28)
Total distributions	(3.00)	(.29)	(.24)	(1.20)	(4.49)
Redemption fees added to paid in capitalC	01	.02	.01	.04	.03
Net asset value, end of period	$52.18	$51.42	$ 46.50	$35.71	$44.68
Total ReturnA,B	7.50%	11.24%	30.94%	(17.85)%	7.76%
Ratios to Average Net AssetsD
Expenses before reductions	1.04%	1.06%	1.27%	1.25%	1.24%
Expenses net of fee waivers, if any	1.04%	1.06%	1.27%	1.25%	1.24%
Expenses net of all reductions	1.03%	1.05%	1.25%	1.17%	1.14%
Net investment income (loss)	97%	.61%	.55%	.59%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$125,007	$ 139,328	$ 104,436	$88,123	$119,980
Portfolio turnover rate	75%	86%	62%	225%	315%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Leisure Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past
	year	years	years
Select Leisure	11.67%	6.15%	11.66%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

27 Annual Report

Leisure Portfolio

Management’s Discussion of Fund Performance

Comments from Gopal Reddy, who became Portfolio Manager of Fidelity® Select Leisure Portfolio on November 1, 2005

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12-month period ending February 28, 2006, Select Leisure Portfolio returned 11.67%, easily surpassing both the Goldman Sachs® Consumer Industries Index, which gained 3.31%, and the S&P 500. Good security selection, including large exposure to a handful of top-performing stocks, aided the fund’s performance relative to its sector index. Most of the fund’s success was in the Internet, casinos/gaming and restaurant segments. Weak results in the home entertainment software and consumer electronics areas curbed our gains a bit. Our strongest performer by far was Google, the Internet search engine whose soaring stock price continued to reflect its strong earnings as it reshapes the world of advertising. Other key contributors included American Tower, which builds and operates cellular transmitter towers, and Lamar Advertising, which owns and operates billboards, including popular and profitable new digital billboards. Both these stocks benefited from strong pricing power. Equinix, an Internet hosting company, and Melco, a Hong Kong restaurant and gaming firm, also contributed to performance. Omnicom, a diversified advertising company that provides one-stop media buying, was a disappointment, as was Internet portal Yahoo!, which fell short of expectations despite posting strong cash flow growth. Not owning consumer products giant Procter & Gamble, a benchmark component that did well, also hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

28

Leisure Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	7.5	7.5
Yahoo!, Inc.	7.3	5.8
Carnival Corp. unit	4.7	3.7
Equinix, Inc.	3.9	0.0
Walt Disney Co.	3.9	4.6
News Corp. Class A	3.8	4.4
Starwood Hotels & Resorts
Worldwide, Inc. unit	3.5	1.0
Kerzner International Ltd.	3.3	1.4
Penn National Gaming, Inc.	3.0	1.4
Lamar Advertising Co. Class A	2.5	6.3
	43.4

29 Annual Report

Leisure Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 96.0%
	Shares	Value (Note 1)

AUTOMOBILES – 0.3%
Motorcycle Manufacturers – 0.3%
Harley-Davidson, Inc.	14,000	$ 735,140
BUILDING PRODUCTS – 0.7%
Building Products – 0.7%
Simpson Manufacturing Co. Ltd.	35,200	1,375,968
COMPUTERS & PERIPHERALS – 0.6%
Computer Hardware – 0.6%
Hewlett-Packard Co.	35,000	1,148,350
CONSTRUCTION & ENGINEERING – 0.3%
Construction & Engineering – 0.3%
Perini Corp. (a)	21,700	659,463
DIVERSIFIED CONSUMER SERVICES – 0.6%
Education Services – 0.6%
Corinthian Colleges, Inc. (a)	99,700	1,292,112
DIVERSIFIED FINANCIAL SERVICES – 0.4%
Specialized Finance – 0.4%
NETeller PLC (a)	56,200	741,346
DIVERSIFIED TELECOMMUNICATION SERVICES – 0.0%
Integrated Telecommunication Services – 0.0%
AT&T, Inc.	100	2,759
BellSouth Corp.	100	3,158
Verizon Communications, Inc.	100	3,370
		9,287

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.7%
Electronic Manufacturing Services – 0.5%
Merix Corp. (a)	100,500	972,840
Technology Distributors – 0.2%
PFSweb, Inc. (a)	244,800	396,600
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,369,440

FOOD PRODUCTS – 0.4%
Packaged Foods & Meats – 0.4%
Nestle SA sponsored ADR	11,000	810,700
HEALTH CARE EQUIPMENT & SUPPLIES – 0.3%
Health Care Supplies – 0.3%
Align Technology, Inc. (a)(d)	68,900	562,224
HEALTH CARE PROVIDERS & SERVICES – 0.1%
Health Care Services – 0.1%
Emdeon Corp. (a)	14,400	151,776
HOTELS, RESTAURANTS & LEISURE – 40.4%
Casinos & Gaming – 15.8%
Aristocrat Leisure Ltd. (d)	109,500	979,644
Boyd Gaming Corp.	98,300	4,298,659
FortuNet, Inc.	44,000	418,000
Harrah’s Entertainment, Inc.	23,900	1,718,888
Isle of Capri Casinos, Inc. (a)	78,900	2,391,459

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

	Shares	Value (Note 1)
Las Vegas Sands Corp. (a)	44,600	$ 2,379,410
MGM MIRAGE (a)	57,000	2,107,290
Penn National Gaming, Inc. (a)	180,700	6,266,676
Pinnacle Entertainment, Inc. (a)	50,200	1,408,110
Shuffle Master, Inc. (a)(d)	59,200	1,546,896
Station Casinos, Inc.	37,300	2,553,185
WMS Industries, Inc. (a)	74,400	2,161,320
Wynn Resorts Ltd. (a)(d)	64,800	4,305,960
		32,535,497
Hotels, Resorts & Cruise Lines – 15.5%
Carnival Corp. unit	186,600	9,637,890
eLong, Inc. sponsored ADR (a)	1,100	14,003
Gaylord Entertainment Co. (a)	36,900	1,647,585
Kerzner International Ltd. (a)	99,300	6,681,897
Marriott International, Inc. Class A	27,900	1,908,360
Morgans Hotel Group Co.	7,400	144,300
Royal Caribbean Cruises Ltd.	103,900	4,577,834
Starwood Hotels & Resorts Worldwide, Inc. unit	113,100	7,181,850
		31,793,719
Leisure Facilities – 2.5%
International Speedway Corp. Class A	17,300	819,328
Vail Resorts, Inc. (a)	127,500	4,212,600
		5,031,928
Restaurants – 6.6%
Buffalo Wild Wings, Inc. (a)	63,015	2,390,159
McDonald’s Corp.	122,800	4,286,948
Melco International Development Ltd.	2,492,000	3,774,346
Outback Steakhouse, Inc.	14,800	618,788
Starbucks Corp. (a)(d)	67,100	2,437,072
		13,507,313

TOTAL HOTELS, RESTAURANTS & LEISURE		82,868,457

HOUSEHOLD DURABLES – 1.5%
Consumer Electronics – 1.1%
Harman International Industries, Inc.	21,200	2,339,420
Homebuilding – 0.4%
D.R. Horton, Inc.	25,200	859,572

TOTAL HOUSEHOLD DURABLES		3,198,992

INTERNET & CATALOG RETAIL – 0.9%
Catalog Retail – 0.0%
dELiA*s, Inc. (a)	143	1,274
Internet Retail – 0.9%
Expedia, Inc. (a)	99,300	1,883,721

TOTAL INTERNET & CATALOG RETAIL		1,884,995

INTERNET SOFTWARE & SERVICES – 19.3%
Internet Software & Services – 19.3%
China Lotsynergy Holding Ltd. (a)	354,000	96,966

See accompanying notes which are an integral part of the financial statements.

31

31 Annual Report

Leisure Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INTERNET SOFTWARE & SERVICES – CONTINUED
Internet Software & Services – continued
eBay, Inc. (a)	23,300	$ 933,398
Equinix, Inc. (a)	154,200	8,086,248
Google, Inc. Class A (sub. vtg.) (a)	42,300	15,338,826
iVillage, Inc. (a)	10,100	82,315
Yahoo!, Inc. (a)(d)	470,304	15,077,946
		39,615,699

LEISURE EQUIPMENT & PRODUCTS – 2.0%
Leisure Products – 2.0%
Brunswick Corp.	26,700	1,047,441
MarineMax, Inc. (a)	36,000	1,110,960
Mattel, Inc.	103,400	1,742,290
Polaris Industries, Inc.	5,500	275,275
		4,175,966

MEDIA – 19.7%
Advertising – 3.1%
Interpublic Group of Companies, Inc. (a)	384	3,978
Lamar Advertising Co. Class A (a)(d)	102,500	5,229,550
Omnicom Group, Inc.	14,400	1,149,408
		6,382,936
Broadcasting & Cable TV – 5.9%
Comcast Corp. Class A (a)	177,100	4,751,593
EchoStar Communications Corp. Class A (a)	127,800	3,753,486
Grupo Televisa SA de CV (CPO) sponsored ADR	13,500	1,059,210
Television Broadcasts Ltd.	112,000	630,171
The DIRECTV Group, Inc. (a)	87,401	1,377,440
Univision Communications, Inc. Class A (a)	500	16,725
XM Satellite Radio Holdings, Inc. Class A (a)	23,535	519,888
		12,108,513
Movies & Entertainment – 7.7%
News Corp. Class A	480,996	7,830,615
The Walt Disney Co. (d)	281,800	7,887,582
		15,718,197
Publishing – 3.0%
Gannett Co., Inc.	33,900	2,107,224
Getty Images, Inc. (a)	37,900	3,071,037
McGraw-Hill Companies, Inc.	19,500	1,035,255
		6,213,516

TOTAL MEDIA		40,423,162

MULTILINE RETAIL – 2.1%
General Merchandise Stores – 2.1%
99 Cents Only Stores (a)	387,300	4,407,474

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

	Shares	Value (Note

PERSONAL PRODUCTS – 0.0%
Personal Products – 0.0%
Avon Products, Inc.	3,800	$ 109,630
REAL ESTATE – 1.1%
Real Estate Investment Trusts – 0.3%
Host Marriott Corp.	33,000	641,190
Real Estate Management & Development – 0.8%
Emperor Entertainment Hotel Ltd.	2,125,000	753,264
Far East Consortium International Ltd.	1,925,000	818,843
		1,572,107

TOTAL REAL ESTATE		2,213,297

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.5%
Semiconductor Equipment – 0.5%
MEMC Electronic Materials, Inc. (a)	29,800	998,002
SOFTWARE – 1.5%
Application Software – 1.5%
NAVTEQ Corp. (a)	33,400	1,546,754
Plato Learning, Inc. (a)	188,000	1,488,960
		3,035,714

SPECIALTY RETAIL – 0.2%
Apparel Retail – 0.2%
Urban Outfitters, Inc. (a)	16,700	469,270
TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Apparel, Accessories & Luxury Goods – 0.5%
Carter’s, Inc. (a)	15,500	991,845
WIRELESS TELECOMMUNICATION SERVICES – 1.9%
Wireless Telecommunication Services – 1.9%
American Tower Corp. Class A (a)	123,900	3,943,737
TOTAL COMMON STOCKS
(Cost $158,464,404)		197,192,046

Money Market Funds — 14.4%

Fidelity Cash Central Fund, 4.57% (b)	2,141,121	2,141,121
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	27,387,610	27,387,610
TOTAL MONEY MARKET FUNDS
(Cost $29,528,731)		29,528,731

TOTAL INVESTMENT PORTFOLIO - 110.4%
(Cost $187,993,135)		226,720,777

NET OTHER ASSETS – (10.4)%		(21,430,578)
NET ASSETS – 100%		$205,290,199

Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

33

33 Annual Report

Leisure Portfolio Investments - continued

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 88,417
Fidelity Securities Lending Cash Central Fund	120,322
Total	$ 208,739

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	85.0%
Panama	4.7%
Bahamas (Nassau)	3.3%
Hong Kong	2.5%
Liberia	2.2%
Others (individually less than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $26,451,480) — See accompanying schedule:
Unaffiliated issuers (cost $158,464,404)	$197,192,046
Affiliated Central Funds (cost $29,528,731)	29,528,731
Total Investments (cost $187,993,135)		$226,720,777
Receivable for investments sold		6,478,519
Receivable for fund shares sold		1,966,357
Dividends receivable		115,961
Interest receivable		9,176
Prepaid expenses		835
Other affiliated receivables		26
Other receivables		22,981
Total assets		235,314,632

Liabilities
Payable to custodian bank	$44,853
Payable for investments purchased	2,183,284
Payable for fund shares redeemed	226,616
Accrued management fee	95,633
Other affiliated payables	59,730
Other payables and accrued expenses	26,707
Collateral on securities loaned, at value	27,387,610
Total liabilities		30,024,433

Net Assets		$205,290,199
Net Assets consist of:
Paid in capital		$157,747,867
Accumulated net investment loss		(521)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,815,205
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,727,648
Net Assets, for 2,545,878 shares outstanding		$205,290,199
Net Asset Value, offering price and redemption price per share ($205,290,199 ÷ 2,545,878 shares)		$80.64

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$944,072
Interest		320
Income from affiliated Central Funds (including $120,322 from security lending)		208,739
Total income		1,153,131

Expenses
Management fee	$1,149,768
Transfer agent fees	659,083
Accounting and security lending fees
	104,638
Independent trustees’ compensation	881
Custodian fees and expenses	15,245
Registration fees	22,973
Audit	34,614
Legal	1,691
Miscellaneous	1,995
Total expenses before reductions	1,990,888
Expense reductions	(101,255)	1,889,633

Net investment income (loss)		(736,502)

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Leisure Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,578,084
Foreign currency transactions	10,484
Total net realized gain (loss)		14,588,568
Change in net unrealized appreciation (depreciation) on:
Investment securities	8,408,674
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		8,408,643
Net gain (loss)		22,997,211
Net increase (decrease) in net assets resulting from operations		$22,260,709

See accompanying notes which are an integral part of the financial statements.

Annual Report 36

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(736,502)	$(565,025)
Net realized gain (loss)				14,588,568	9,229,476
Change in net unrealized appreciation (depreciation)				8,408,643	3,428,002
Net increase (decrease) in net assets resulting from operations				22,260,709	12,092,453
Distributions to shareholders from net realized gain				(7,936,173)	(12,897,221)
Share transactions
Proceeds from sales of shares				52,967,028	89,140,152
Reinvestment of distributions				7,524,369	12,212,709
Cost of shares redeemed			(75,943,707)		(98,538,099)
Net increase (decrease) in net assets resulting from share transactions			(15,452,310)		2,814,762
Redemption fees				12,071	42,388
Total increase (decrease) in net assets				(1,115,703)	2,052,382

Net Assets
Beginning of period			206,405,902		204,353,520
End of period (including accumulated net investment loss of $521 and accumulated net investment loss of $739,
respectively)			$ 205,290,199 $		206,405,902

Other Information
Shares
Sold				699,664	1,203,993
Issued in reinvestment of distributions				98,957	165,996
Redeemed				(1,002,364)	(1,366,919)
Net increase (decrease)				(203,743)	3,070

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$75.07	$ 74.40	$ 48.60	$61.57	$66.22
Income from Investment Operations
Net investment income (loss)C	(.28)	(.20)	(.24)	(.33)	(.29)
Net realized and unrealized gain (loss)	8.83	5.55	26.03	(12.66)	(4.37)
Total from investment operations	8.55	5.35	25.79	(12.99)	(4.66)
Distributions from net realized gain	(2.98)	(4.70)	—	—	—
Redemption fees added to paid in capitalC	—F	.02	.01	.02	.01
Net asset value, end of period	$80.64	$ 75.07	$ 74.40	$48.60	$61.57
Total ReturnA,B	11.67%	7.43%	53.09%	(21.07)%	(7.02)%
Ratios to Average Net AssetsD
Expenses before reductions	99%	1.01%	1.15%	1.27%	1.12%
Expenses net of fee waivers, if any	99%	1.01%	1.15%	1.27%	1.12%
Expenses net of all reductions	94%	.96%	1.09%	1.19%	1.09%
Net investment income (loss)	(.37)%	(.28)%	(.38)%	(.62)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,290	$ 206,406	$ 204,354	$112,147	$211,055
Portfolio turnover rate	107%	117%	156%	124%	60%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

37

Annual Report

Multimedia Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Multimedia	10.48%	5.02%	10.06%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

38

Multimedia Portfolio

Management’s Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Select Multimedia Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12-month period ending February 28, 2006, the fund returned 10.48%, outperforming the 3.31% return of the Goldman Sachs® Consumer Industries Index as well as the S&P 500. Advertisers continued to shift spending out of traditional media such as radio, television and print, and into online media such as paid search and branded advertising. The fund benefited from that trend relative to the sector index by holding sizable out-of-benchmark positions in Internet search engine Google and Internet ad agency aQuantive, whose stocks soared. The fund also avoided several traditional media firms in the index whose stocks declined, including Comcast and Liberty Media. Performance was further helped by positions in publisher McGraw-Hill, whose Standard & Poor’s division delivered strong earnings results, and cellular tower operator American Tower, another out-of-index holding. On the negative side, stock selection in the home entertainment software (video game) industry and an overweighting in the weak performing publishing segment dragged on results. Disappointing earnings growth at radio broadcaster XM Satellite Radio — not a component of the benchmark — and at advertising agency Omnicom caused the fund’s holdings in both firms to decline. A pair of newspaper stocks also hurt results, as subscriptions and advertising slipped at The Washington Post and at Gannett. By period end the fund no longer held stock in The Washington Post.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

39 39 Annual Report

Multimedia Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	10.0	10.7
Yahoo!, Inc.	7.0	8.0
Walt Disney Co.	6.7	7.1
McGraw-Hill Companies, Inc.	6.6	6.1
Omnicom Group, Inc.	5.3	5.0
Viacom, Inc. Class B (non-vtg.)	5.2	0.0
News Corp. Class A	5.1	6.0
Gannett Co., Inc.	3.7	4.4
Expedia, Inc.	2.4	0.0
Monster Worldwide, Inc.	2.2	1.0
	54.2

Annual Report 40

Multimedia Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.5%
	Shares	Value (Note 1)

COMMERCIAL SERVICES & SUPPLIES – 2.2%
Human Resource & Employment Services – 2.2%
Monster Worldwide, Inc. (a)	35,800	$ 1,752,768
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.4%
Electronic Equipment & Instruments – 0.4%
Dolby Laboratories, Inc. Class A	14,000	285,180
HOTELS, RESTAURANTS & LEISURE – 2.4%
Hotels, Resorts & Cruise Lines – 2.4%
Ctrip.com International Ltd. sponsored ADR	13,500	1,046,925
eLong, Inc. sponsored ADR (a)	70,900	902,557
		1,949,482

HOUSEHOLD DURABLES – 0.6%
Consumer Electronics – 0.6%
Sony Corp. sponsored ADR	11,100	520,368
INTERNET & CATALOG RETAIL – 2.4%
Internet Retail – 2.4%
Expedia, Inc. (a)	101,500	1,925,455
INTERNET SOFTWARE & SERVICES – 25.2%
Internet Software & Services – 25.2%
AD Pepper Media International NV (a)	33,300	406,497
aQuantive, Inc. (a)	58,800	1,563,492
CNET Networks, Inc. (a)	30,700	424,888
Digitas, Inc. (a)	29,500	416,835
eBay, Inc. (a)	10,300	412,618
Google, Inc. Class A (sub. vtg.) (a)	22,300	8,086,425
Homestore, Inc. (a)	106,000	659,320
iVillage, Inc. (a)	111,300	907,095
NHN Corp. (a)	1,600	452,655
Sina Corp. (a)	13,400	299,758
Sohu.com, Inc. (a)	14,500	304,935
ValueClick, Inc. (a)	25,000	437,750
WebSideStory, Inc. (a)	19,300	302,431
Yahoo!, Inc. (a)	176,450	5,656,987
		20,331,686

MEDIA – 60.9%
Advertising – 9.6%
Focus Media Holding Ltd. ADR	3,200	167,200
Harte-Hanks, Inc.	14,100	394,941
Interpublic Group of Companies, Inc. (a)	137,047	1,419,807
JC Decaux SA (a)	8,300	208,278
Lamar Advertising Co. Class A (a)	24,200	1,234,684
Omnicom Group, Inc.	53,800	4,294,316
		7,719,226
Broadcasting & Cable TV – 15.1%
Central European Media Enterprises Ltd. Class A (a)	21,200	1,221,756
Clear Channel Communications, Inc.	43,300	1,225,390
E.W. Scripps Co. Class A	30,200	1,452,016

See accompanying notes which are an integral part of the financial statements.

41

41 Annual Report

Multimedia Portfolio
Investments - continued

	Shares	Value (Note 1)
EchoStar Communications Corp. Class A (a)	49,900	$ 1,465,563
Gestevision Telecinco SA	8,100	197,948
Grupo Televisa SA de CV (CPO) sponsored ADR	15,100	1,184,746
Impresa SGPS (a)	32,900	200,022
Liberty Global, Inc.:
Class A	36,744	746,271
Class C (a)	36,744	712,834
Mediaset Spa	35,100	413,406
NTL, Inc. (a)	6,400	421,440
Radio One, Inc. Class D (non-vtg.) (a)	58,900	491,226
TiVo, Inc. (a)(d)	54,300	301,365
TVN SA (a)	17,480	514,344
Univision Communications, Inc. Class A (a)	24,300	812,835
XM Satellite Radio Holdings, Inc. Class A (a)	36,200	799,658
		12,160,820
Movies & Entertainment – 20.5%
Carmike Cinemas, Inc.	28,700	683,634
News Corp.:
Class A	252,682	4,113,663
Class B	34,300	588,245
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	56,760	786,694
Regal Entertainment Group Class A	24,200	460,284
Viacom, Inc. Class B (non-vtg.)	104,200	4,163,832
The Walt Disney Co. (d)	194,800	5,452,452
World Wrestling Entertainment, Inc. Class A	22,300	333,385
		16,582,189
Publishing – 15.7%
ADVO, Inc.	13,800	443,670
Dow Jones & Co., Inc.	17,200	699,180
Gannett Co., Inc.	48,500	3,014,760
Getty Images, Inc. (a)	20,500	1,661,115
McGraw-Hill Companies, Inc.	101,000	5,362,090
Media General, Inc. Class A	16,400	821,640
Reuters Group PLC sponsored ADR	17,800	710,754
		12,713,209

TOTAL MEDIA		49,175,444

SOFTWARE – 3.3%
Application Software – 1.6%
NDS Group PLC sponsored ADR (a)	27,000	1,300,050
Home Entertainment Software – 1.7%
Activision, Inc. (a)	30,266	378,325

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Common Stocks – continued

Shares

Value (Note 1)

SOFTWARE – CONTINUED Home Entertainment Software – continued

Electronic Arts, Inc. (a)	7,600	$ 394,972
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	42,300	573,165
		1,346,462
TOTAL SOFTWARE		2,646,512

WIRELESS TELECOMMUNICATION SERVICES – 2.1%
Wireless Telecommunication Services – 2.1%
American Tower Corp. Class A (a)	52,330	1,665,664
TOTAL COMMON STOCKS
(Cost $60,302,473)		80,252,559
Money Market Funds — 8.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	562,373	$ 562,373
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	6,479,000	6,479,000
TOTAL MONEY MARKET FUNDS
(Cost $7,041,373)		7,041,373
TOTAL INVESTMENT PORTFOLIO - 108.2%
(Cost $67,343,846)		87,293,932

NET OTHER ASSETS – (8.2)%		(6,578,629)
NET ASSETS – 100%		$ 80,715,303

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,801
Fidelity Securities Lending Cash Central Fund	32,268
Total	$97,069

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	87.1%
United Kingdom	2.5%
Cayman Islands	2.4%
Bermuda	1.5%
Mexico	1.5%

See accompanying notes which are an integral part of the financial statements.

43

43 Annual Report

Multimedia Portfolio
Investments - continued

China	1.3%
Others (individually less than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 44

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $6,149,810) — See accompanying schedule:
Unaffiliated issuers (cost $60,302,473)	$80,252,559
Affiliated Central Funds (cost $7,041,373)	7,041,373
Total Investments (cost $67,343,846)		$87,293,932
Foreign currency held at value (cost $11,843)		12,019
Receivable for fund shares sold		121,984
Dividends receivable		35,745
Interest receivable		1,646
Prepaid expenses		343
Other receivables		6,038
Total assets		87,471,707

Liabilities
Payable to custodian bank	$9,596
Payable for fund shares redeemed	173,233
Accrued management fee	39,332
Other affiliated payables	28,121
Other payables and accrued expenses	27,122
Collateral on securities loaned, at value	6,479,000
Total liabilities		6,756,404

Net Assets		$80,715,303
Net Assets consist of:
Paid in capital		$54,535,189
Accumulated net investment loss		(79)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,229,931
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,950,262
Net Assets, for 1,705,332 shares outstanding		$80,715,303
Net Asset Value, offering price and redemption price per share ($80,715,303 ÷ 1,705,332 shares)		$47.33

Statement of Operations		Year ended February 28, 2006

Investment Income
Dividends		$611,763
Interest		73
Income from affiliated Central Funds (including $32,268 from security lending)		97,069
Total income		708,905

Expenses
Management fee	$521,414
Transfer agent fees	334,638
Accounting and security lending fees
	46,397
Independent trustees’ compensation	413
Custodian fees and expenses	18,828
Registration fees	19,344
Audit	34,073
Legal	1,199
Miscellaneous	2,127
Total expenses before reductions	978,433
Expense reductions	(26,337)	952,096

Net investment income (loss)		(243,191)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:

See accompanying notes which are an integral part of the financial statements.
Year ended February 28, 2006

45 Annual Report

Multimedia Portfolio
Financial Statements - continued

Unaffiliated issuers	8,624,319
Foreign currency transactions	(889)
Total net realized gain (loss)		8,623,430
Change in net unrealized appreciation (depreciation) on:
Investment securities	(81,904)
Assets and liabilities in foreign currencies	173
Total change in net unrealized appreciation (depreciation)		(81,731)
Net gain (loss)		8,541,699
Net increase (decrease) in net assets resulting from operations		$ 8,298,508

See accompanying notes which are an integral part of the financial statements.

Annual Report 46

Statement of Changes in Net Assets
	Year ended	Year ended
	February 28,	February 28,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (243,191)	$ (518,933)
Net realized gain (loss)	8,623,430	1,620,980
Change in net unrealized appreciation (depreciation)	(81,731)	(2,029,136)
Net increase (decrease) in net assets resulting from operations	8,298,508	(927,089)
Distributions to shareholders from net realized gain	(1,681,202)	(3,811,959)
Share transactions
Proceeds from sales of shares	36,474,405	69,736,354
Reinvestment of distributions	1,612,799	3,646,253
Cost of shares redeemed	(89,613,233)	(106,871,734)
Net increase (decrease) in net assets resulting from share transactions	(51,526,029)	(33,489,127)
Redemption fees	8,889	17,675
Total increase (decrease) in net assets	(44,899,834)	(38,210,500)

Net Assets
Beginning of period	125,615,137	163,825,637
End of period (including accumulated net investment loss of $79 and accumulated net investment loss of $110,	$ 80,715,303	$ 125,615,137
respectively)

Other Information
Shares
Sold	781,583	1,629,867
Issued in reinvestment of distributions	33,434	82,334
Redeemed	(1,993,938)	(2,482,074)
Net increase (decrease)	(1,178,921)	(769,873)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 43.55	$ 44.83	$ 32.10	$ 37.38	$ 41.91
Income from Investment Operations
Net investment income (loss)C	(.12)	(.18)	(.31)	(.20)	(.18)
Net realized and unrealized gain (loss)	4.70	.19D	16.49	(5.14)	(4.36)
Total from investment operations	4.58	.01	16.18	(5.34)	(4.54)
Distributions from net realized gain	(.80)	(1.30)	(3.47)	—	—
Redemption fees added to paid in capitalC	—G	.01	.02	.06	.01
Net asset value, end of period	$ 47.33	$ 43.55	$ 44.83	$ 32.10	$ 37.38
Total ReturnA,B	10.48%	.01%	50.99%	(14.13)%	(10.81)%
Ratios to Average Net AssetsE
Expenses before reductions	1.07%	1.07%	1.17%	1.29%	1.13%
Expenses net of fee waivers, if any	1.07%	1.07%	1.17%	1.29%	1.13%
Expenses net of all reductions	1.04%	1.03%	1.09%	1.13%	1.10%
Net investment income (loss)	(.27)%	(.42)%	(.75)%	(.59)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,715	$ 125,615	$ 163,826	$ 100,111	$ 140,070
Portfolio turnover rate	48%	88%	208%	272%	74%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrange ments or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

47

Annual Report

Retailing Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Retailing	12.77%	5.32%	11.62%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

48

Retailing Portfolio

Management’s Discussion of Fund Performance

Comments from Martin Zinny, Portfolio Manager of Fidelity® Select Retailing Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

The fund posted a solid 12.77% gain during the past year, topping the Goldman Sachs® Consumer Industries Index, which returned 3.31%, and the S&P 500. In addition to the fund’s focus on retail stocks, which outperformed most major consumer industries during the period, good stock selection played a key role in our success versus the sector benchmark. In terms of investment themes, the fund benefited most from turnarounds and profit margin recovery stories, with upscale department store chain Nordstrom leading the way during the period. Nordstrom continued to profit from better merchandising decisions aided by the recent completion of numerous systems upgrades. Office Depot also contributed. A new CEO implemented a restructuring plan to drive profit margins higher, refocused the organization on return on invested capital, and implemented an aggressive share repurchase plan. Another contributor was Zumiez, a surf/skate teen concept retailer that went public in May 2005. Solid business execution and strong merchandising drove better-than-expected same-store sales and earnings growth. Women’s apparel retailer Chico’s FAS boosted returns as well. The fund was hurt the most by not owning two major components of the sector index — tobacco/food conglomerate Altria Group and household products giant Procter & Gamble — that did well. eBay detracted when it announced weaker-than-expected growth rates in the United States and Germany. News of another acquisition by the company led some investors to question the future growth of eBay’s core business and whether it needs acquisitions in order to grow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

49 49 Annual Report

Retailing Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Federated Department Stores, Inc.	6.6	7.2
Target Corp.	5.2	6.0
Wal-Mart Stores, Inc.	5.1	5.1
eBay, Inc.	4.2	2.0
McDonald’s Corp.	4.1	3.8
CVS Corp.	3.6	6.8
Best Buy Co., Inc.	3.5	2.3
Home Depot, Inc.	3.4	4.8
Deckers Outdoor Corp.	2.8	0.0
JCPenney Co., Inc.	2.8	3.4
	41.3

Annual Report 50

Retailing Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 97.6%
	Shares	Value (Note 1)

DIVERSIFIED CONSUMER SERVICES – 0.1%
Specialized Consumer Services – 0.1%
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	4,400	$ 92,928
FOOD & STAPLES RETAILING – 16.3%
Drug Retail – 6.0%
CVS Corp.	85,000	2,408,050
Walgreen Co.	35,500	1,592,530
		4,000,580
Food Retail – 3.2%
Albertsons, Inc.	23,000	585,120
Safeway, Inc.	42,000	1,021,020
Whole Foods Market, Inc.	9,000	574,920
		2,181,060
Hypermarkets & Super Centers – 7.1%
BJ’s Wholesale Club, Inc. (a)	5,700	180,462
Costco Wholesale Corp.	15,700	805,096
Wal-Mart de Mexico SA de CV Series V	129,000	369,408
Wal-Mart Stores, Inc.	75,000	3,402,000
		4,756,966

TOTAL FOOD & STAPLES RETAILING		10,938,606

HOTELS, RESTAURANTS & LEISURE – 10.3%
Restaurants – 10.3%
Buffalo Wild Wings, Inc. (a)	5,000	189,650
Cosi, Inc. (a)	40,000	372,400
Domino’s Pizza, Inc.	10,000	255,000
McDonald’s Corp.	78,500	2,740,435
Outback Steakhouse, Inc.	8,200	342,842
Red Robin Gourmet Burgers, Inc. (a)	9,600	383,904
Starbucks Corp. (a)	42,300	1,536,336
Wendy’s International, Inc.	18,000	1,042,200
Yum! Brands, Inc.	800	38,160
		6,900,927

HOUSEHOLD DURABLES – 0.2%
Housewares & Specialties – 0.2%
Yankee Candle Co., Inc.	5,000	145,200
INTERNET & CATALOG RETAIL – 2.8%
Catalog Retail – 1.9%
Coldwater Creek, Inc. (a)	56,000	1,258,320
Internet Retail – 0.9%
Amazon.com, Inc. (a)	3,100	116,219
Blue Nile, Inc. (a)(d)	13,300	443,821
GSI Commerce, Inc. (a)	5,000	79,750
		639,790

TOTAL INTERNET & CATALOG RETAIL		1,898,110

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

51

Retailing Portfolio
Investments - continued

	Shares	Value (Note 1)

INTERNET SOFTWARE & SERVICES – 4.2%
Internet Software & Services – 4.2%
eBay, Inc. (a)	69,500	$ 2,784,170
LEISURE EQUIPMENT & PRODUCTS – 0.5%
Leisure Products – 0.5%
Nautilus, Inc. (d)	20,000	329,000
MULTILINE RETAIL – 20.9%
Department Stores – 15.6%
Federated Department Stores, Inc.	62,500	4,439,999
JCPenney Co., Inc.	31,500	1,847,160
KarstadtQuelle AG (a)(d)	30,000	734,572
Marks & Spencer Group PLC	9,700	88,224
Nordstrom, Inc.	43,000	1,634,000
Saks, Inc.	36,000	680,400
Sears Holdings Corp. (a)	8,364	1,007,444
		10,431,799
General Merchandise Stores – 5.3%
Family Dollar Stores, Inc.	3,000	77,160
Target Corp.	64,000	3,481,600
		3,558,760

TOTAL MULTILINE RETAIL		13,990,559

SPECIALTY RETAIL – 34.4%
Apparel Retail – 14.7%
Abercrombie & Fitch Co. Class A	19,000	1,279,080
Aeropostale, Inc. (a)	16,000	459,040
AnnTaylor Stores Corp. (a)	1,500	54,450
bebe Stores, Inc.	2,000	34,340
Casual Male Retail Group, Inc. (a)	10,000	91,100
Charlotte Russe Holding, Inc. (a)	44,000	800,800
Chico’s FAS, Inc. (a)	21,500	1,011,575
Dress Barn, Inc. (a)	2,000	86,360
Eddie Bauer Holdings, Inc. (a)	15,000	225,000
Gymboree Corp. (a)	65,000	1,485,900
Hot Topic, Inc. (a)	16,100	212,198
Jos. A. Bank Clothiers, Inc. (a)	5,000	223,050
Limited Brands, Inc.	12,000	284,040
Pacific Sunwear of California, Inc. (a)	11,000	261,910
Ross Stores, Inc.	12,000	339,840
The Children’s Place Retail Stores, Inc. (a)	4,000	186,680
TJX Companies, Inc.	44,000	1,077,560
Too, Inc. (a)	5,000	152,150
Urban Outfitters, Inc. (a)	26,000	730,600
Volcom, Inc.	1,800	61,632
Wet Seal, Inc. Class A (a)	25,000	132,750
Zumiez, Inc.	12,000	637,560
		9,827,615
Automotive Retail – 1.6%
Asbury Automotive Group, Inc. (a)	8,000	153,200

See accompanying notes which are an integral part of the financial statements.

Annual Report 52

Common Stocks – continued
	Shares	Value (Note 1)

SPECIALTY RETAIL – CONTINUED
Automotive Retail – continued
AutoZone, Inc. (a)	7,000	$ 676,760
Lithia Motors, Inc. Class A (sub. vtg.)	7,000	224,280
		1,054,240
Computer & Electronics Retail – 6.4%
Best Buy Co., Inc.	43,000	2,315,980
Circuit City Stores, Inc.	57,000	1,369,710
Gamestop Corp. Class A (a)	14,563	582,957
		4,268,647
Home Improvement Retail – 5.8%
Home Depot, Inc.	54,000	2,276,100
Lowe’s Companies, Inc. (d)	23,500	1,602,230
		3,878,330
Homefurnishing Retail – 0.1%
Cost Plus, Inc. (a)	5,000	95,950
Specialty Stores – 5.8%
Office Depot, Inc. (a)	50,000	1,784,000
OfficeMax, Inc.	4,000	117,320
Staples, Inc.	61,500	1,509,210
Tiffany & Co., Inc.	13,000	482,690
		3,893,220

TOTAL SPECIALTY RETAIL		23,018,002

TEXTILES, APPAREL & LUXURY GOODS – 7.9%
Apparel, Accessories & Luxury Goods – 4.7%
Carter’s, Inc. (a)	16,000	1,023,840
Coach, Inc. (a)	31,500	1,125,180
Liz Claiborne, Inc.	3,000	108,090
Polo Ralph Lauren Corp. Class A	14,000	811,440
Quiksilver, Inc. (a)	5,000	72,500
		3,141,050
Footwear – 3.2%
Deckers Outdoor Corp. (a)(d)	56,000	1,898,400

	Shares	Value (Note 1)
Iconix Brand Group, Inc. (a)	10,000	$ 133,800
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	5,000	106,000
		2,138,200

TOTAL TEXTILES, APPAREL & LUXURY GOODS		5,279,250

TOTAL COMMON STOCKS
(Cost $52,184,410)		65,376,752

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

53

Retailing Portfolio
Investments - continued

Money Market Funds — 10.6%
Fidelity Cash Central Fund, 4.57% (b)	2,404,166	2,404,166
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	4,702,300	4,702,300
TOTAL MONEY MARKET FUNDS
(Cost $7,106,466)		7,106,466
TOTAL INVESTMENT PORTFOLIO - 108.2%
(Cost $59,290,876)		72,483,218

NET OTHER ASSETS – (8.2)%		(5,474,127)
NET ASSETS – 100%		$67,009,091

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 45,985
Fidelity Securities Lending Cash Central Fund	76,842
Total	$ 122,827

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $4,421,083) — See accompanying schedule:
Unaffiliated issuers (cost $52,184,410)	$65,376,752
Affiliated Central Funds (cost $7,106,466)	7,106,466
Total Investments (cost $59,290,876)		$ 72,483,218
Receivable for investments sold		558,172
Receivable for fund shares sold		138,116
Dividends receivable		23,507
Interest receivable		1,956
Prepaid expenses		442
Other affiliated receivables		35
Other receivables		12,332
Total assets		73,217,778

Liabilities
Payable for investments purchased	$1,191,714
Payable for fund shares redeemed	236,448
Accrued management fee	30,115
Other affiliated payables	20,460
Other payables and accrued expenses	27,650
Collateral on securities loaned, at value	4,702,300
Total liabilities		6,208,687

Net Assets		$ 67,009,091
Net Assets consist of:
Paid in capital		$ 46,367,832
Accumulated net investment loss		(367)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,449,284
Net unrealized appreciation (depreciation) on investments		13,192,342
Net Assets, for 1,319,548 shares outstanding		$ 67,009,091
Net Asset Value, offering price and redemption price per share ($67,009,091 ÷ 1,319,548 shares)		$ 50.78

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$583,732
Interest		116
Income from affiliated Central Funds (including $76,842 from security lending)		122,827
Total income		706,675

Expenses
Management fee	$478,256
Transfer agent fees	286,399
Accounting and security lending fees
	42,980
Independent trustees’ compensation	405
Custodian fees and expenses	20,563
Registration fees	29,783
Audit	34,904
Legal	545
Miscellaneous	1,000
Total expenses before reductions	894,835
Expense reductions	(20,658)	874,177

Net investment income (loss)		(167,502)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Retailing Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers	13,948,230
Foreign currency transactions	(1,295)
Total net realized gain (loss)		13,946,935
Change in net unrealized appreciation (depreciation) on investment securities		(4,974,621)
Net gain (loss)		8,972,314
Net increase (decrease) in net assets resulting from operations		$ 8,804,812

See accompanying notes which are an integral part of the financial statements.

Annual Report 56

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(167,502) $	(17,445)
Net realized gain (loss)				13,946,935	5,780,924
Change in net unrealized appreciation (depreciation)				(4,974,621)	4,918,974
Net increase (decrease) in net assets resulting from operations				8,804,812	10,682,453
Distributions to shareholders from net investment income				—	(26,703)
Distributions to shareholders from net realized gain				(10,046,481)	(1,335,153)
Total distributions				(10,046,481)	(1,361,856)
Share transactions
Proceeds from sales of shares				80,507,255	95,086,571
Reinvestment of distributions				9,613,165	1,310,189
Cost of shares redeemed			(127,275,863)		(87,502,356)
Net increase (decrease) in net assets resulting from share transactions				(37,155,443)	8,894,404
Redemption fees				59,867	45,609
Total increase (decrease) in net assets				(38,337,245)	18,260,610

Net Assets
Beginning of period			105,346,336		87,085,726
End of period (including accumulated net investment loss of $367 and accumulated net investment loss of $512,
respectively)				$67,009,091	$105,346,336

Other Information
Shares
Sold				1,540,646	2,004,688
Issued in reinvestment of distributions				193,514	25,827
Redeemed				(2,484,756)	(1,797,954)
Net increase (decrease)				(750,596)	232,561

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$50.89	$47.39	$30.72	$41.67	$46.34
Income from Investment Operations
Net investment income (loss)C	(.10)	(.01)	(.19)	(.28)	(.23)
Net realized and unrealized gain (loss)	6.24	4.00	16.83	(10.70)	(3.05)
Total from investment operations	6.14	3.99	16.64	(10.98)	(3.28)
Distributions from net investment income	—	(.01)	—	—	—
Distributions from net realized gain	(6.29)	(.50)	—	—	(1.47)
Total distributions	(6.29)	(.51)	—	—	(1.47)
Redemption fees added to paid in capitalC	04	.02	.03	.03	.08
Net asset value, end of period	$50.78	$50.89	$47.39	$30.72	$41.67
Total ReturnA,B	12.77%	8.47%	54.26%	(26.28)%	(6.85)%
Ratios to Average Net AssetsD
Expenses before reductions	1.06%	1.08%	1.31%	1.32%	1.29%
Expenses net of fee waivers, if any	1.06%	1.08%	1.31%	1.32%	1.29%
Expenses net of all reductions	1.04%	1.03%	1.28%	1.25%	1.16%
Net investment income (loss)	(.20)%	(.02)%	(.46)%	(.74)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$67,009	$ 105,346	$87,086	$63,627	$ 127,194
Portfolio turnover rate	114%	94%	85%	149%	280%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the  period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

57

Annual Report

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Consumer Industries Portfolio, Food and Agriculture Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

58

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, deferred trustees compensation, net operating losses, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Consumer Industries Portfolio	$ 44,799,479	$ 7,558,027	$(1,247,997)	$6,310,030
Food and Agriculture Portfolio	103,703,101	23,865,704	(1,307,687)	22,558,017
Leisure Portfolio	188,226,739	40,657,621	(2,163,583)	38,494,038
Multimedia Portfolio	67,429,570	22,836,429	(2,972,067)	19,864,362
Retailing Portfolio	59,581,782	13,952,475	(1,051,039)	12,901,436

			Undistributed	Undistributed
			Ordinary	Long-term
			Income	Capital Gain
Consumer Industries Portfolio			$335,559	$835,381
Food and Agriculture Portfolio			115,839	1,269,140
Leisure Portfolio			10,169	7,823,646
Multimedia Portfolio			931,447	4,103,265
Retailing Portfolio			—	2,186,735

The tax character of distributions paid was as follows:

February 28, 2006
		Ordinary	Long-term
		Income	Capital Gains	Total
Consumer Industries Portfolio		$ —	$484,881	$484,881
Food and Agriculture Portfolio		1,906,227	5,302,150	7,208,377
Leisure Portfolio		—	7,936,173	7,936,173
Multimedia Portfolio		—	1,681,202	1,681,202
Retailing Portfolio		956,672	9,089,809	10,046,481

February 28, 2005
		Ordinary	Long-term
		Income	Capital Gains	Total
Consumer Industries Portfolio		$ 845,065	$665,470	$1,510,535
Food and Agriculture Portfolio		683,408	—	683,408
Leisure Portfolio		3,047,560	9,849,661	12,897,221
Multimedia Portfolio		1,670,381	2,141,578	3,811,959
Retailing Portfolio		320,436	1,041,420	1,361,856

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

59 Annual Report

Notes to Financial Statements - continued 2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Consumer Industries Portfolio	37,084,284	29,658,290
Food and Agriculture Portfolio	95,890,763	114,438,645
Leisure Portfolio	212,790,313	243,827,135
Multimedia Portfolio	43,844,728	97,749,184
Retailing Portfolio	94,243,484	140,612,456

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Consumer Industries Portfolio	30%	.27%	.57%
Food and Agriculture Portfolio	30%	.27%	.57%
Leisure Portfolio	30%	.27%	.57%
Multimedia Portfolio	30%	.27%	.57%
Retailing Portfolio	30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Consumer Industries Portfolio	$111
Food and Agriculture Portfolio	370
Leisure Portfolio	4,365
Multimedia Portfolio	516
Retailing Portfolio	497

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Consumer Industries Portfolio	37%
Food and Agriculture Portfolio	35%
Leisure Portfolio	33%
Multimedia Portfolio	37%
Retailing Portfolio	34%

Annual Report

60

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Consumer Industries Portfolio	$413
Food and Agriculture Portfolio	3,473
Leisure Portfolio	2,723
Multimedia Portfolio	1,973
Retailing Portfolio	5,738

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Industries Portfolio	$ 1,725
Food and Agriculture Portfolio	21,979
Leisure Portfolio	6,568
Multimedia Portfolio	1,794
Retailing Portfolio	16,302

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds.

61 Annual Report

Notes to Financial Statements - continued 7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
	Brokerage	Custody	Agent
	Service	expense	expense
	Arrangements	reduction	reduction
Consumer Industries Portfolio	$ 7,699	$—	$1,085
Food and Agriculture Portfolio	17,976	—	699
Leisure Portfolio	100,050	—	1,205
Multimedia Portfolio	25,962	—	375
Retailing Portfolio	20,589	—	69

8. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

62

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Industries Portfolio, Food and Agriculture Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Industries Portfolio, Food and Agriculture Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (funds of Fidelity Select Portfolios) at Febru-ary 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 11, 2006

63 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR
Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Re-
search & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Consumer Industries (2005-present), Food and Agriculture (2005-present), Leisure
(2005-present), Multimedia (2005-present), and Retailing (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of
FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Sim-
mons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report 64

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (66)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

Annual Report 66

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998
Secretary of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of
Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity
Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law
School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC)
(1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Fross also serves as As-
sistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.
Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee
(2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (66)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Ganis
also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Invest-
ments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).
Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and
Cash Management Services Group (FPCMS).
Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for
Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity
Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments
Money Management, Inc. ( 2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Execu-
tive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice
President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc.
(FIIOC) Client Services (1998-2004).

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Ms. Monasterio also serves as
Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monas-
terio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice
President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Robins also serves as Dep-
uty Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Se-
nior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange
Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986 or1990
Assistant Treasurer of Consumer Industries (1990), Food and Agriculture (1986), Leisure (1986), Multimedia (1986), and Retailing
(1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Lydecker also serves as
Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)

Year of Election or Appointment: 2003
Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Osterheld also serves as
Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Ryan also serves as As-
sistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as
Vice President of Fund Reporting in FPCMS (1999-2005).
Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Schiavone also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Invest-
ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005)
of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 68

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Consumer Industries	4/10/06	4/7/06	$—	$ .59
Food and Agriculture	4/10/06	4/7/06	$.05	$ .52
Leisure	4/10/06	4/7/06	$—	$2.71
Multimedia	4/10/06	4/7/06	$—	$3.02
Retailing	4/10/06	4/7/06	$—	$1.70

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Industries	$ 1,320,262
Food and Agriculture	6,088,592
Leisure	12,236,813
Multimedia	5,774,763
Retailing	12,908,985

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Food and Agriculture	April 2005	99%
	December 2005	84%
Retailing	April 2005	50%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Food and Agriculture	April 2005	100%
	December 2005	93%
Retailing	April 2005	50%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

69 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Select Consumer Industries Select Food and Agriculture Select Leisure Select Multimedia Select Retailing

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

Annual Report

70

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

71 71 Annual Report

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Annual Report 72

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.
Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ
California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73-575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO
Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL
Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
Indiana
4729 East 82nd Street
Indianapolis, IN
Kansas
5400 College Boulevard
Overland Park, KS
Maine
Three Canal Plaza
Portland, ME
Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD
Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI
Minnesota
7600 France Avenue South
Edina, MN
Missouri
8885 Ladue Road
Ladue, MO
Nevada
2225 Village Walk Drive
Henderson, NV
New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ
New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY
North Carolina
4611 Sharon Road
Charlotte, NC
Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH
Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA
Rhode Island
47 Providence Place
Providence, RI
Tennessee
6150 Poplar Avenue
Memphis, TN
Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX
Utah
215 South State Street
Salt Lake City, UT
Virginia
1861 International Drive
McLean, VA
Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA
Washington, DC
1900 K Street, N.W.
Washington, DC
Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

73 Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service Telephone
(FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

SELCON-UANN-0406	Corporate Headquarters
1.813632.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Cyclicals Sector

Air Transportation
Automotive
Chemicals
Construction and Housing
Cyclical Industries
Defense and Aerospace
Environmental
Industrial Equipment
Industrial Materials
Transportation

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Cyclicals Sector
Air Transportation	6
Automotive	14
Chemicals	25
Construction and Housing	34
Cyclical Industries	43
Defense and Aerospace	56
Environmental	65
Industrial Equipment	74
Industrial Materials	84
Transportation	94
Notes to Financial Statements	105
Report of Independent Registered	111
Public Accounting Firm
Trustees and Officers	112
Distributions	117
Board Approval of Investment	119
Advisory Contracts and
Management Fees

* Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Air Transportation Portfolio
Actual	$ 1,000.00	$ 1,205.40	$6.12
HypotheticalA	$ 1,000.00	$ 1,019.24	$5.61
Automotive Portfolio
Actual	$ 1,000.00	$ 957.20	$6.07
HypotheticalA	$ 1,000.00	$ 1,018.60	$6.26
Chemicals Portfolio
Actual	$ 1,000.00	$ 1,076.60	$5.35
HypotheticalA	$ 1,000.00	$ 1,019.64	$5.21
Construction and Housing Portfolio
Actual	$ 1,000.00	$ 1,034.50	$5.09
HypotheticalA	$ 1,000.00	$ 1,019.79	$5.06
Cyclical Industries Portfolio
Actual	$ 1,000.00	$ 1,133.30	$5.92
HypotheticalA	$ 1,000.00	$ 1,019.24	$5.61
Defense and Aerospace Portfolio
Actual	$ 1,000.00	$ 1,105.20	$4.96
HypotheticalA	$ 1,000.00	$ 1,020.08	$4.76
Environmental Portfolio
Actual	$ 1,000.00	$ 1,110.80	$6.54
HypotheticalA	$ 1,000.00	$ 1,018.60	$6.26
Industrial Equipment Portfolio
Actual	$ 1,000.00	$ 1,136.30	$5.30
HypotheticalA	$ 1,000.00	$ 1,019.84	$5.01
Industrial Materials Portfolio
Actual	$ 1,000.00	$ 1,192.70	$5.55
HypotheticalA	$ 1,000.00	$ 1,019.74	$5.11
Transportation Portfolio
Actual	$ 1,000.00	$ 1,201.10	$6.06
HypotheticalA	$ 1,000.00	$ 1,019.29	$5.56

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

4

Annualized
Expense Ratio
Air Transportation Portfolio	1.12%
Automotive Portfolio	1.25%
Chemicals Portfolio	1.04%
Construction and Housing Portfolio	1.01%
Cyclical Industries Portfolio	1.12%
Defense and Aerospace Portfolio	95%
Environmental Portfolio	1.25%
Industrial Equipment Portfolio	1.00%
Industrial Materials Portfolio	1.02%
Transportation Portfolio	1.11%

55 Annual Report

Air Transportation Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Air Transportation	31.40%	5.86%	11.95%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Air Transportation Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

6

Air Transportation Portfolio

Management’s Discussion of Fund Performance

Comments from Andrew Hatem, Portfolio Manager of Fidelity® Select Air Transportation Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Select Air Transportation gained 31.40% for the 12 months ending February 28, 2006, well ahead of both the S&P 500 and the Goldman Sachs® Cyclical Industries Index, which returned 9.59% . Continued passenger demand amid an environment of limited aircraft supply helped some airline operators post solid earnings during the period. In commercial aerospace, orders for new aircraft, particularly from the developing world, benefited that segment of the industry. Many defense contractors beat Wall Street’s expectations when cuts to government programs didn’t materialize as expected. Strong stock selection overall within the commercial aerospace and defense groups and other related areas drove a good deal of the fund’s solid outperformance relative to the sector index. Among the top contributors were airline companies AirTran Holdings and AMR, parent of American Airlines; Titanium Metals, which supplies the commercial aerospace industry’s increasing demand for lighter structural materials; Precision Castparts, which makes components for jet engines; and aircraft manufacturer Boeing, whose new orders grew substantially during 2005. In addition, the fund’s concentration in a relatively narrow part of the broad cyclical industries universe benefited relative performance, as it insulated the fund from weaker performing areas of the index, such as industrial conglomerates and diversified chemicals. It also held back performance a bit by limiting our exposure to strong performing areas of the index, such as railroads and construction/farm machinery. The biggest individual detractors from performance were Delta Air Lines and Northwest Airlines, both of which filed for bankruptcy during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

77 Annual Report

Air Transportation Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
C.H. Robinson Worldwide, Inc.	6.1	1.9
General Dynamics Corp.	6.1	3.9
Rockwell Collins, Inc.	5.6	6.5
Precision Castparts Corp.	5.4	6.7
Expeditors International of
Washington, Inc.	5.1	5.5
AirTran Holdings, Inc.	5.1	1.9
Goodrich Corp.	4.9	2.4
AMR Corp.	4.7	2.4
Southwest Airlines Co.	4.1	0.8
United Technologies Corp.	3.7	2.1
	50.8

Annual Report 8

Air Transportation Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 93.8%
	Shares	Value (Note 1)

AEROSPACE & DEFENSE – 36.6%
Aerospace & Defense – 36.6%
Alliant Techsystems, Inc. (a)	11,700	$ 894,114
BE Aerospace, Inc. (a)	26,200	628,538
Bombardier, Inc. Class B (sub. vtg.) (a)	752,000	1,932,703
General Dynamics Corp.	57,900	7,137,333
Goodrich Corp.	137,600	5,757,184
Hexcel Corp. (a)	71,600	1,540,832
Honeywell International, Inc.	21,000	859,950
L-3 Communications Holdings, Inc.	10,400	864,344
Lockheed Martin Corp.	22,800	1,661,436
Orbital Sciences Corp. (a)	60,200	916,846
Precision Castparts Corp.	119,700	6,348,888
Raytheon Co.	57,100	2,478,140
Rockwell Collins, Inc.	124,700	6,627,805
The Boeing Co.	14,300	1,039,467
United Technologies Corp.	74,800	4,375,800
		43,063,380

AIR FREIGHT & LOGISTICS – 20.9%
Air Freight & Logistics – 20.9%
C.H. Robinson Worldwide, Inc.	161,000	7,216,019
Dynamex, Inc. (a)	100	2,032
EGL, Inc. (a)	51,263	2,073,588
Expeditors International of Washington, Inc.	77,900	6,059,841
FedEx Corp.	950	101,878
Forward Air Corp.	89,700	3,182,556
Hub Group, Inc. Class A (a)	55,800	2,326,860
United Parcel Service, Inc. Class B	17,400	1,299,954
UTI Worldwide, Inc.	22,487	2,352,815
		24,615,543

AIRLINES – 24.1%
Airlines – 24.1%
AirTran Holdings, Inc. (a)	338,500	6,018,530
Alaska Air Group, Inc. (a)	15,200	487,160
AMR Corp. (a)	218,700	5,489,370
British Airways PLC ADR (a)	23,200	1,331,448
Continental Airlines, Inc. Class B (a)	16,800	391,440
Delta Air Lines, Inc. (a)	76,800	38,784
ExpressJet Holdings, Inc. Class A (a)	200	1,504
Frontier Airlines, Inc. (a)	300	2,160
JetBlue Airways Corp. (a)(d)	123,718	1,410,385
Northwest Airlines Corp. (a)	49,300	18,734

	Shares	Value (Note 1)
Pinnacle Airlines Corp. (a)	600	$ 4,530
Republic Airways Holdings, Inc. (a)	109,200	1,530,984
Ryanair Holdings PLC sponsored ADR (a)	28,800	1,528,992
SkyWest, Inc.	200	5,794
Southwest Airlines Co.	283,025	4,746,329
UAL Corp. (a)	66,200	2,348,114

See accompanying notes which are an integral part of the financial statements.

9

9 Annual Report

Air Transportation Portfolio
Investments - continued

US Airways Group, Inc. (a)(d)	82,966	2,745,345
WestJet Airlines Ltd. (a)	22,050	214,843
		28,314,446

COMMERCIAL SERVICES & SUPPLIES – 2.4%
Diversified Commercial & Professional Services – 2.4%
The Brink’s Co.	57,800	2,830,466
COMMUNICATIONS EQUIPMENT – 1.4%
Communications Equipment – 1.4%
Harris Corp.	37,000	1,690,160
ENERGY EQUIPMENT & SERVICES – 1.1%
Oil & Gas Equipment & Services – 1.1%
Hornbeck Offshore Services, Inc. (a)	40,500	1,302,480
METALS & MINING – 4.2%
Diversified Metals & Mining – 3.2%
RTI International Metals, Inc. (a)	25,800	1,084,890
Titanium Metals Corp. (a)(d)	58,000	2,379,160
VSMPO-AVISMA Corp. warrants (UBS Warrant Programme) 10/28/06 (a)	1,180	259,954
		3,724,004
Steel – 1.0%
Allegheny Technologies, Inc.	24,400	1,232,444
TOTAL METALS & MINING		4,956,448

OIL, GAS & CONSUMABLE FUELS – 3.1%
Oil & Gas Exploration & Production – 1.4%
Apache Corp.	12,200	816,424
Chesapeake Energy Corp.	28,800	855,072
		1,671,496
Oil & Gas Refining & Marketing – 1.7%
Valero Energy Corp.	36,300	1,952,577
Oil & Gas Storage & Transport – 0.0%
Ship Finance International Ltd. (NY Shares)	18	330
TOTAL OIL, GAS & CONSUMABLE FUELS		3,624,403

TOTAL COMMON STOCKS
(Cost $94,844,755)		110,397,326

Money Market Funds — 12.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	9,504,951	$ 9,504,951
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	5,274,525	5,274,525
TOTAL MONEY MARKET FUNDS
(Cost $14,779,476)		14,779,476

TOTAL INVESTMENT PORTFOLIO - 106.4%
(Cost $109,624,231)		125,176,802

NET OTHER ASSETS – (6.4)%		(7,535,500)
NET ASSETS – 100%		$ 117,641,302

Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 85,810
Fidelity Securities Lending Cash Central Fund	89,080
Total	$ 174,890

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

11

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities
			February 28, 2006

Assets
Investment in securities, at value (in-
cluding securities loaned of
$5,110,216) — See accompany-
ing schedule:
Unaffiliated issuers (cost
$94,844,755)		$110,397,326
Affiliated Central Funds (cost
$14,779,476)		14,779,476
Total Investments (cost
$109,624,231)			$125,176,802
Receivable for fund shares sold			2,741,475
Dividends receivable			41,403
Interest receivable			20,847
Prepaid expenses			141
Other affiliated receivables			1,106
Other receivables			11,523
Total assets			127,993,297

Liabilities
Payable for investments purchased	. $	4,131,806
Payable for fund shares redeemed	.	850,933
Accrued management fee		38,784
Other affiliated payables		29,863
Other payables and accrued
expenses		26,084
Collateral on securities loaned, at
value		5,274,525
Total liabilities			10,351,995

Net Assets			$117,641,302
Net Assets consist of:
Paid in capital			$98,553,880
Accumulated net investment loss			(20)
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions			3,534,871
Net unrealized appreciation (de-
preciation) on investments			15,552,571
Net Assets, for 2,727,106 shares
outstanding			$117,641,302
Net Asset Value, offering price and
redemption price per share
($117,641,302 ÷ 2,727,106
shares)			$43.14

Statement of Operations
	Year ended February 28, 2006

Investment Income
Dividends		$ 297,237
Interest		304
Income from affiliated Central Funds
(including $89,080 from security
lending)		174,890
Total income		472,431

Expenses
Management fee	$272,683
Transfer agent fees	181,728
Accounting and security lending
fees	24,862
Independent trustees’ compensation	185
Custodian fees and expenses	9,532
Registration fees	26,696
Audit	33,793
Legal	222
Miscellaneous	413
Total expenses before reductions	550,114
Expense reductions	(24,366)	525,748

Net investment income (loss)		(53,317)
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,746,371
Foreign currency transactions	(3,030)
Total net realized gain (loss)		4,743,341
Change in net unrealized appreci-
ation (depreciation) on investment
securities		9,148,901
Net gain (loss)		13,892,242
Net increase (decrease) in net as-
sets resulting from operations		$ 13,838,925

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$	(53,317) $	80,186
Net realized gain (loss)				4,743,341	1,794,710
Change in net unrealized appreciation (depreciation)				9,148,901	1,673,873
Net increase (decrease) in net assets resulting from operations				13,838,925	3,548,769
Distributions to shareholders from net investment income				(11,065)	(75,768)
Distributions to shareholders from net realized gain				(1,175,691)	(413,778)
Total distributions				(1,186,756)	(489,546)
Share transactions
Proceeds from sales of shares				140,976,982	38,746,570
Reinvestment of distributions				1,075,872	467,993
Cost of shares redeemed				(72,407,983)	(41,752,504)
Net increase (decrease) in net assets resulting from share transactions				69,644,871	(2,537,941)
Redemption fees				52,151	47,025
Total increase (decrease) in net assets				82,349,191	568,307

Net Assets
Beginning of period				35,292,111	34,723,804
End of period (including accumulated net investment loss of $20 and undistributed net investment income of $10,488,
respectively)				$117,641,302 $	35,292,111

Other Information
Shares
Sold				3,522,772	1,226,404
Issued in reinvestment of distributions				26,955	15,318
Redeemed				(1,877,480)	(1,342,761)
Net increase (decrease)				1,672,247	(101,039)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$33.46	$30.04	$19.58	$32.96	$35.48
Income from Investment Operations
Net investment income (loss)C	(.04)	.07	(.13)	(.19)	(.08)
Net realized and unrealized gain (loss)	10.44	3.73	10.55	(12.99)	(.88)
Total from investment operations	10.40	3.80	10.42	(13.18)	(.96)
Distributions from net investment income	(.01)	(.06)	—	—	—
Distributions from net realized gain	(.75)	(.36)	—	(.24)	(1.61)
Total distributions	(.76)	(.42)	—	(.24)	(1.61)
Redemption fees added to paid in capitalC	04	.04	.04	.04	.05
Net asset value, end of period	$43.14	$33.46	$30.04	$19.58	$32.96
Total ReturnA,B	31.40%	12.92%	53.42%	(40.16)%	(2.38)%
Ratios to Average Net AssetsD
Expenses before reductions	1.16%	1.23%	1.49%	1.63%	1.43%
Expenses net of fee waivers, if any	1.16%	1.23%	1.49%	1.63%	1.43%
Expenses net of all reductions	1.11%	1.21%	1.42%	1.58%	1.38%
Net investment income (loss)	(.11)%	.22%	(.47)%	(.73)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$117,641	$35,292	$34,724	$23,440	$67,087
Portfolio turnover rate	93%	71%	140%	56%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

13

Annual Report

Automotive Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Automotive	0.94%	10.60%	7.19%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

14

Automotive Portfolio

Management’s Discussion of Fund Performance

Comments from Anmol Mehra, Portfolio Manager of Fidelity® Select Automotive Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 0.94%, trailing the S&P 500 and the 9.59% return of the Goldman Sachs® Cyclical Industries Index. Unlike the fund, which is focused on a single industry, the sector index represents a broad range of cyclical industries, some of which posted considerably better performance than auto stocks did. In particular, the fund was hurt in roughly equal measure by an overweighting in the weak auto parts/equipment segment and by unfavorable stock selection within the group. The worst damage was inflicted by auto parts maker Delphi, which filed for bankruptcy protection in October 2005. Further, the fund had stakes in two other parts suppliers — Lear and American Axle & Manufacturing — whose share prices fell sharply in response to Delphi’s bankruptcy announcement. The fund no longer owned Delphi at period end. On the positive side, stock selection in the auto manufacturing group aided performance, as my picks in this area — led by Japanese automaker Toyota Motor and its South Korean rival Hyundai Motor — collectively posted a solid double-digit gain, versus a loss for the sector index’s components. Appealing product lines and disciplined cost structures enabled both companies to continue taking market share from the three major U.S. auto manufacturers. That said, the fund’s success with Japanese stocks was curbed a bit by currency fluctuations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

15 15 Annual Report

Automotive Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Johnson Controls, Inc.	8.4	7.4
Toyota Motor Corp.	7.2	7.7
Hyundai Motor Co.	5.0	4.3
Harman International Industries,
Inc.	4.8	6.6
Nissan Motor Co. Ltd. sponsored
ADR	4.5	4.6
Honda Motor Co. Ltd. sponsored
ADR	4.4	5.1
BorgWarner, Inc.	4.4	4.7
Gentex Corp.	4.3	3.3
AutoZone, Inc.	4.0	0.1
NAVTEQ Corp.	3.9	2.3
	50.9

Annual Report 16

Automotive Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 98.5%
	Shares	Value (Note 1)

AUTO COMPONENTS – 30.6%
Auto Parts & Equipment – 28.7%
American Axle & Manufacturing Holdings, Inc.	6,796	$ 110,231
Amerigon, Inc. (a)	67,000	398,650
Autoliv, Inc.	1,000	53,550
Bharat Forge Ltd.	21,262	200,134
BorgWarner, Inc.	12,100	674,817
Dana Corp.	12,300	21,648
Gentex Corp.	39,500	658,070
Hyundai Mobis	430	35,942
Johnson Controls, Inc.	18,090	1,289,276
Keystone Automotive Industries, Inc. (a)	1,000	44,200
Kongsberg Automotive AS	200	1,675
Lear Corp. (d)	12,000	250,320
LKQ Corp. (a)	3,600	79,272
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	9,000	40,770
Tenneco, Inc. (a)	2,800	63,420
TRW Automotive Holdings Corp. (a)	11,300	289,280
Visteon Corp. (a)	42,500	198,050
		4,409,305
Tires & Rubber – 1.9%
Continental AG	1,700	174,001
Goodyear Tire & Rubber Co. (a)(d)	6,000	85,980
Nokian Tyres Ltd.	1,630	25,941
		285,922

TOTAL AUTO COMPONENTS		4,695,227

AUTOMOBILES – 30.2%
Automobile Manufacturers – 29.2%
Bayerische Motoren Werke AG (BMW)	3,700	177,930
DaimlerChrysler AG	6,500	360,555
Ford Motor Co.	46,700	372,199
General Motors Corp. (d)	10,800	219,348
Honda Motor Co. Ltd. sponsored ADR	23,200	681,616
Hyundai Motor Co.	8,970	760,760
Maruti Udyog Ltd.	4,208	78,182
Monaco Coach Corp.	1,100	15,741
Nissan Motor Co. Ltd. sponsored ADR (d)	30,100	692,601
Toyota Motor Corp.	20,600	1,100,761
Winnebago Industries, Inc.	900	28,908
		4,488,601
Motorcycle Manufacturers – 1.0%
Bajaj Auto Ltd.	1,855	108,985
Harley-Davidson, Inc.	700	36,757
		145,742

TOTAL AUTOMOBILES		4,634,343

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

17

Automotive Portfolio
Investments - continued

	Shares	Value (Note 1)

BUILDING PRODUCTS – 0.5%
Building Products – 0.5%
Quixote Corp.	3,700	$ 83,065
COMMERCIAL SERVICES & SUPPLIES – 0.7%
Diversified Commercial & Professional Services – 0.7%
Adesa, Inc.	2,000	50,000
Copart, Inc. (a)	2,200	56,848
		106,848

COMMUNICATIONS EQUIPMENT – 0.4%
Communications Equipment – 0.4%
Ituran Location & Control Ltd.	3,400	57,800
DISTRIBUTORS – 1.6%
Distributors – 1.6%
Genuine Parts Co.	5,400	240,408
DIVERSIFIED CONSUMER SERVICES – 0.5%
Education Services – 0.5%
Universal Technical Institute, Inc. (a)	2,400	73,944
ELECTRICAL EQUIPMENT – 0.7%
Electrical Components & Equipment – 0.7%
Energy Conversion Devices, Inc. (a)(d)	2,100	98,385
Hoku Scientific, Inc.	500	3,775
		102,160

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.3%
Electronic Equipment & Instruments – 1.3%
Iteris, Inc. (a)	76,000	163,400
LoJack Corp. (a)	1,400	31,850
		195,250

HOUSEHOLD DURABLES – 5.2%
Consumer Electronics – 5.0%
Directed Electronics, Inc.	2,000	28,300
Harman International Industries, Inc.	6,700	739,345
		767,645
Household Appliances – 0.2%
Snap-On, Inc.	800	31,136
TOTAL HOUSEHOLD DURABLES		798,781

INTERNET SOFTWARE & SERVICES – 0.2%
Internet Software & Services – 0.2%
Traffic.com, Inc.	3,500	37,555
LEISURE EQUIPMENT & PRODUCTS – 6.0%
Leisure Products – 6.0%
Brunswick Corp.	9,800	384,454
MarineMax, Inc. (a)	17,700	546,222
		930,676

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Common Stocks – continued
	Shares	Value (Note

MACHINERY – 5.7%
Construction & Farm Machinery & Heavy Trucks – 3.9%
Oshkosh Truck Co.	5,800	$ 329,034
PACCAR, Inc.	2,225	155,461
Tata Motors Ltd. sponsored ADR	2,300	42,159
Terex Corp. (a)	1,000	79,150
		605,804
Industrial Machinery – 1.8%
Eaton Corp.	3,900	271,713
TOTAL MACHINERY		877,517

MEDIA – 1.1%
Broadcasting & Cable TV – 1.1%
XM Satellite Radio Holdings, Inc. Class A (a)	7,700	170,093
METALS & MINING – 0.6%
Aluminum – 0.3%
Alcoa, Inc.	1,400	41,048
Steel – 0.3%
Allegheny Technologies, Inc.	900	45,459
TOTAL METALS & MINING		86,507

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Semiconductors – 0.3%
SiRF Technology Holdings, Inc. (a)	1,484	55,546
SOFTWARE – 4.2%
Application Software – 3.9%
NAVTEQ Corp. (a)	12,800	592,768
Systems Software – 0.3%
Quorum Information Technologies, Inc. (a)	20,500	47,815
TOTAL SOFTWARE		640,583

SPECIALTY RETAIL – 8.7%
Automotive Retail – 8.7%
Advance Auto Parts, Inc. (a)	2,800	115,780
Asbury Automotive Group, Inc. (a)	3,300	63,195
AutoNation, Inc. (a)	6,200	129,642

	Shares	Value (Note
AutoZone, Inc. (a)	6,300	$ 609,084
Group 1 Automotive, Inc. (a)	6,000	229,680
Lithia Motors, Inc. Class A (sub. vtg.)	2,200	70,488
Monro Muffler Brake, Inc.	1,600	57,888
O’Reilly Automotive, Inc. (a)	600	19,632
United Auto Group, Inc.	1,000	43,240
		1,338,629

TOTAL COMMON STOCKS
(Cost $15,189,467)		15,124,932

See accompanying notes which are an integral part of the financial statements.

19

19 Annual Report

Automotive Portfolio
Investments - continued

Nonconvertible Preferred Stocks — 0.5%

AUTOMOBILES – 0.5%
Automobile Manufacturers – 0.5%
Porsche AG (non-vtg.)
(Cost $77,696)	102	85,901
Money Market Funds — 10.0%
Fidelity Cash Central Fund, 4.57% (b)	241,329	241,329
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	1,291,600	1,291,600
TOTAL MONEY MARKET FUNDS
(Cost $1,532,929)		1,532,929
TOTAL INVESTMENT PORTFOLIO - 109.0%
(Cost $16,800,092)		16,743,762

NET OTHER ASSETS – (9.0)%		(1,382,807)
NET ASSETS – 100%		$15,360,955

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,712
Fidelity Securities Lending Cash Central Fund	8,509
Total	$24,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	69.9%
Japan	16.1%
Korea (South)	5.2%
Germany	5.1%
India	2.8%
Others (individually less than 1%)	0.9%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $4,454,347 of which $663,753, $947,164, $1,663,938 and $1,179,492 will expire on February 29, 2008, and February 28, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

21

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $1,249,758) — See accompanying schedule:
Unaffiliated issuers (cost $15,267,163)	$15,210,833
Affiliated Central Funds (cost $1,532,929)	1,532,929
Total Investments (cost $16,800,092)		$ 16,743,762
Receivable for investments sold		61,434
Receivable for fund shares sold		29,272
Dividends receivable		24,085
Interest receivable		1,688
Prepaid expenses		72
Receivable from investment adviser for expense reductions		7,197
Other receivables		3,514
Total assets		16,871,024

Liabilities
Payable for investments purchased	$28,536
Payable for fund shares redeemed	131,199
Accrued management fee	7,778
Other affiliated payables	7,052
Other payables and accrued expenses	43,904
Collateral on securities loaned, at value	1,291,600
Total liabilities		1,510,069

Net Assets		$ 15,360,955
Net Assets consist of:
Paid in capital		$ 20,025,847
Accumulated net investment loss		(256)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,596,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,742)
Net Assets, for 447,210 shares outstanding		$ 15,360,955
Net Asset Value, offering price and redemption price per share ($15,360,955 ÷ 447,210 shares)		$ 34.35

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$ 220,519
Income from affiliated Central Funds (including $8,509 from security lending)		24,221
Total income		244,740

Expenses
Management fee	$102,404
Transfer agent fees	76,838
Accounting and security lending fees
	9,133
Independent trustees’ compensation	66
Custodian fees and expenses	42,830
Registration fees	16,539
Audit	36,905
Legal	422
Miscellaneous	1,261
Total expenses before reductions	286,398
Expense reductions	(72,087)	214,311

Net investment income (loss)		30,429
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Unaffiliated issuers (net of foreign taxes of $21,419)	274,703
Foreign currency transactions	(1,778)
Total net realized gain (loss)		272,925
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $7,394)	(886,449)
Assets and liabilities in foreign currencies	(301)
Total change in net unrealized appreciation (depreciation)		(886,750)
Net gain (loss)		(613,825)
Net increase (decrease) in net assets resulting from operations		$ (583,396)

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$	30,429 $	(65,367)
Net realized gain (loss)				272,925	2,601,719
Change in net unrealized appreciation (depreciation)				(886,750)	(2,139,135)
Net increase (decrease) in net assets resulting from operations				(583,396)	397,217
Distributions to shareholders from net investment income				(29,914)	—
Share transactions
Proceeds from sales of shares				32,879,236	21,661,231
Reinvestment of distributions				27,917	—
Cost of shares redeemed				(33,914,891)	(26,565,508)
Net increase (decrease) in net assets resulting from share transactions				(1,007,738)	(4,904,277)
Redemption fees				27,708	23,140
Total increase (decrease) in net assets				(1,593,340)	(4,483,920)

Net Assets
Beginning of period				16,954,295	21,438,215
End of period (including accumulated net investment loss of $256 and accumulated net investment loss of $388,
respectively)				$15,360,955	$ 16,954,295

Other Information
Shares
Sold				942,833	660,054
Issued in reinvestment of distributions				823	—
Redeemed				(993,625)	(825,418)
Net increase (decrease)				(49,969)	(165,364)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$34.10	$32.36	$21.27	$25.93	$20.80
Income from Investment Operations
Net investment income (loss)C	06	(.11)	(.22)	(.13)	(.05)
Net realized and unrealized gain (loss)	21D	1.81	11.29	(4.59)	5.10
Total from investment operations	27	1.70	11.07	(4.72)	5.05
Distributions from net investment income	(.07)	—	—	—	—
Redemption fees added to paid in capitalC	05	.04	.02	.06	.08
Net asset value, end of period	$34.35	$34.10	$32.36	$21.27	$25.93
Total ReturnA,B	94%	5.38%	52.14%	(17.97)%	24.66%
Ratios to Average Net AssetsE
Expenses before reductions	1.59%	1.64%	1.78%	1.71%	1.90%
Expenses net of fee waivers, if any	1.25%	1.58%	1.78%	1.71%	1.90%
Expenses net of all reductions	1.19%	1.56%	1.77%	1.68%	1.87%
Net investment income (loss)	17%	(.34)%	(.77)%	(.52)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$15,361	$16,954	$21,438	$15,241	$27,688
Portfolio turnover rate	206%	188%	125%	217%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the period. DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrange ments or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Chemicals Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Chemicals	0.51%	13.30%	9.99%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

25 Annual Report

Chemicals Portfolio

Management’s Discussion of Fund Performance

Comments from Christopher Bartel, who became Portfolio Manager of Fidelity® Select Chemicals Portfolio on April 10, 2006, after the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Fidelity Select Chemicals Portfolio was up 0.51% for the 12-month period ending February 28, 2006, underperforming the S&P 500 and the 9.59% return for the Goldman Sachsr Cyclical Industries Index. The underperformance of the chemicals industry relative to the overall market, combined with an overweighting in the particularly weak commodity chemicals group, hurt the fund a lot relative to its sector index. Another drag on performance came from stock selection in specialty chemicals and a lack of exposure to strong performing groups outside of the fund’s focus, including aerospace and defense. Among the fund’s top detractors were specialty chemical company Chemtura and commodity chemical businesses Lyondell Chemical, NOVA Chemicals and Georgia Gulf. Other notable detractors included diversified chemical makers Eastman Chemical and Dow Chemical. Performance was boosted by an overweighting and strong stock selection in the industrial gases segment as well as by an overweighting in the fertilizers and agricultural chemicals group. The fund was aided by holdings in industrial gases company Airgas and agricultural business Monsanto. The fund also benefited from its lack of exposure to industrial conglomerates and automobile manufacturers in the index — including Tyco International and Ford Motor, respectively — that fared poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

26

Chemicals Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
FMC Corp.	10.4	6.2
Praxair, Inc.	6.6	5.2
3M Co.	6.4	4.0
Air Products & Chemicals, Inc.	6.1	6.4
Monsanto Co.	5.6	5.6
Chemtura Corp.	5.3	7.2
Rohm & Haas Co.	4.5	5.6
Cytec Industries, Inc.	4.3	1.9
Georgia Gulf Corp.	4.2	2.6
Celanese Corp. Class A	4.0	3.4
	57.4

27 Annual Report

27

Chemicals Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.8%
	Shares	Value (Note 1)

CHEMICALS – 88.0%
Commodity Chemicals – 13.9%
Celanese Corp. Class A	216,086	$ 4,624,240
Georgia Gulf Corp.	166,816	4,787,619
Lyondell Chemical Co.	19,423	406,329
NL Industries, Inc.	30,700	404,933
NOVA Chemicals Corp.	23,700	772,026
Pioneer Companies, Inc. (a)	45,200	1,361,424
Spartech Corp.	57,100	1,381,820
Westlake Chemical Corp.	65,800	2,258,256
		15,996,647
Diversified Chemicals – 21.5%
Ashland, Inc.	11,200	731,024
BASF AG sponsored ADR	200	15,118
Dow Chemical Co.	80,000	3,442,400
E.I. du Pont de Nemours & Co.	59,800	2,406,352
Eastman Chemical Co.	43,200	2,131,056
Engelhard Corp.	90,100	3,581,475
FMC Corp. (a)	195,256	11,873,517
Hercules, Inc. (a)	41,100	487,035
		24,667,977
Fertilizers & Agricultural Chemicals – 12.2%
Agrium, Inc.	23,900	595,318
Israel Chemicals Ltd.	63,000	236,677
Monsanto Co.	77,000	6,458,760
Mosaic Co. (a)	174,800	2,779,320
Potash Corp. of Saskatchewan	10,588	1,015,699
Syngenta AG sponsored ADR	30,000	852,600
The Scotts Co. Class A	43,000	2,059,270
		13,997,644
Industrial Gases – 16.8%
Air Products & Chemicals, Inc.	109,600	7,031,936
Airgas, Inc.	116,600	4,243,074
L’Air Liquide SA	2,100	414,565
Praxair, Inc. (d)	140,660	7,592,827
		19,282,402
Specialty Chemicals – 23.6%
Albemarle Corp.	100,400	4,261,980
Arch Chemicals, Inc.	60,550	1,708,721
Chemtura Corp.	550,573	6,100,349
Cytec Industries, Inc.	92,800	4,949,952
Ecolab, Inc.	41,700	1,509,123
Ferro Corp.	41,900	841,352
H.B. Fuller Co.	15,900	645,540
Lubrizol Corp.	5,300	229,278
Minerals Technologies, Inc.	12,600	674,478
OM Group, Inc. (a)	17,000	360,570

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

	Shares	Value (Note 1)
PolyOne Corp. (a)	76,500	$ 667,845
Rohm & Haas Co.	102,700	5,109,325
		27,058,513

TOTAL CHEMICALS		101,003,183

INDUSTRIAL CONGLOMERATES – 6.4%
Industrial Conglomerates – 6.4%
3M Co.	99,900	7,351,641
MACHINERY – 0.2%
Industrial Machinery – 0.2%
Zenon Environmental, Inc. (a)	12,800	203,353
MARINE – 1.2%
Marine – 1.2%
Odfjell ASA (A Shares)	55,650	997,947
Stolt-Nielsen SA (d)	13,500	422,156
		1,420,103

METALS & MINING – 1.0%
Diversified Metals & Mining – 1.0%
Compass Minerals International, Inc.	46,700	1,165,165
TRADING COMPANIES & DISTRIBUTORS – 3.0%
Trading Companies & Distributors – 3.0%
UAP Holding Corp.	155,800	3,390,208
TOTAL COMMON STOCKS
(Cost $91,455,076)		114,533,653

Money Market Funds — 6.0%

Fidelity Cash Central Fund, 4.57% (b)	401,694	401,694
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	6,446,240	6,446,240
TOTAL MONEY MARKET FUNDS
(Cost $6,847,934)		6,847,934

TOTAL INVESTMENT PORTFOLIO - 105.8%
(Cost $98,303,010)		121,381,587

NET OTHER ASSETS – (5.8)%		(6,652,345)
NET ASSETS – 100%		$114,729,242

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 79,968
See accompanying notes which are an integral part of the financial statements.

29

29 Annual Report

Chemicals Portfolio
Investments - continued

Fidelity Securities Lending Cash Central Fund	45,498
Total	$ 125,466

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $6,152,592) — See accompanying schedule:
Unaffiliated issuers (cost $91,455,076)	$ 114,533,653
Affiliated Central Funds (cost $6,847,934)	6,847,934
Total Investments (cost $98,303,010)		$121,381,587
Receivable for fund shares sold		90,756
Dividends receivable		184,054
Interest receivable		2,629
Prepaid expenses		841
Other receivables		5,128
Total assets		121,664,995

Liabilities
Payable to custodian bank	$ 2,009
Payable for fund shares redeemed	362,702
Accrued management fee	55,246
Other affiliated payables	39,720
Other payables and accrued expenses	29,836
Collateral on securities loaned, at value	6,446,240
Total liabilities		6,935,753

Net Assets		$114,729,242
Net Assets consist of:
Paid in capital		$85,242,864
Undistributed net investment income		599,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,808,606
Net unrealized appreciation (depreciation) on investments		23,078,577
Net Assets, for 1,650,731 shares outstanding		$114,729,242

Net Asset Value, offering price and redemption price per share ($114,729,242 ÷ 1,650,731 shares)		$69.50

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$3,045,053
Interest		151
Income from affiliated Central Funds (including $45,498 from security lending)		125,466
Total income		3,170,670

Expenses
Management fee	$ 1,015,581
Transfer agent fees	627,615
Accounting and security lending fees
	89,917
Independent trustees’ compensation	819
Custodian fees and expenses	43,902
Registration fees	40,885
Audit	37,396
Legal	1,042
Interest	994
Miscellaneous	2,582
Total expenses before reductions	1,860,733
Expense reductions	(82,723)	1,778,010

Net investment income (loss)		1,392,660
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Chemicals Portfolio
Financial Statements - continued

Unaffiliated issuers	8,481,558
Foreign currency transactions	(16,604)
Total net realized gain (loss)		8,464,954
Change in net unrealized appreciation (depreciation) on:
Investment securities	(19,059,430)
Assets and liabilities in foreign currencies	(687)
Total change in net unrealized appreciation (depreciation)		(19,060,117)
Net gain (loss)		(10,595,163)
Net increase (decrease) in net assets resulting from operations		$(9,202,503)

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,392,660	$	765,745
Net realized gain (loss)				8,464,954		4,303,293
Change in net unrealized appreciation (depreciation)				(19,060,117)		33,090,957
Net increase (decrease) in net assets resulting from operations				(9,202,503)		38,159,995
Distributions to shareholders from net investment income				(1,112,957)		(438,130)
Distributions to shareholders from net realized gain				(3,981,293)		(1,035,799)
Total distributions				(5,094,250)		(1,473,929)
Share transactions
Proceeds from sales of shares				165,619,044		260,346,486
Reinvestment of distributions				4,584,255		1,330,510
Cost of shares redeemed				(278,412,897)		(111,811,107)
Net increase (decrease) in net assets resulting from share transactions				(108,209,598)		149,865,889
Redemption fees				91,100		90,386
Total increase (decrease) in net assets				(122,415,251)		186,642,341

Net Assets
Beginning of period				237,144,493		50,502,152
End of period (including undistributed net investment income of $599,195 and undistributed net investment income of
$491,805, respectively)				$114,729,242		$237,144,493

Other Information
Shares
Sold				2,445,897		4,177,414
Issued in reinvestment of distributions				70,266		20,043
Redeemed				(4,180,989)		(1,857,796)
Net increase (decrease)				(1,664,826)		2,339,661

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$71.52	$51.75	$36.79	$43.09		$39.95
Income from Investment Operations
Net investment income (loss)C	52	.45F	.46	.38		.32
Net realized and unrealized gain (loss)	(.33)	19.83	14.82	(6.21)		2.98
Total from investment operations	19	20.28	15.28	(5.83)		3.30
Distributions from net investment income	(.52)	(.18)	(.37)	(.39)		(.32)
Distributions from net realized gain	(1.72)	(.38)	—	(.14)		—
Total distributions	(2.24)	(.56)	(.37)	(.53)		(.32)
Redemption fees added to paid in capitalC	03	.05	.05	.06		.16
Net asset value, end of period	$69.50	$71.52	$51.75	$36.79		$43.09
Total ReturnA,B	51%	39.38%	41.73%	(13.49)%		8.68%
Ratios to Average Net AssetsD
Expenses before reductions	1.04%	1.08%	1.48%	1.54%		1.34%
Expenses net of fee waivers, if any	1.04%	1.08%	1.48%	1.54%		1.34%
Expenses net of all reductions	99%	1.04%	1.43%	1.50%		1.23%
Net investment income (loss)	78%	.73%F	1.03%	.91%		.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,729	$ 237,144	$50,502	$28,339		$41,761
Portfolio turnover rate	141%	73%	107%	114%		221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAs a result of the change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of the net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.07 per share and .12%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

33

Annual Report

Construction and Housing Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Construction and Housing	8.98%	18.34%	14.95%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

34

Construction and Housing Portfolio

Management’s Discussion of Fund Performance

Comments from Nora Creedon, who became Portfolio Manager of Fidelity® Select Construction and Housing Portfolio on February 1, 2006

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Select Construction and Housing Portfolio gained 8.98% during the past year, slightly lagging the 9.59% gain of the Goldman Sachs® Cyclical Industries Index, but slightly ahead of the S&P 500. The fund’s large overweighting versus the sector index in U.S. homebuilding stocks drove nice returns through most of the period. In early 2006, however, the homebuilders began to sell off, while many other cyclicals continued their upward march. The sell-off came as indications of slowing orders for new homes triggered investors’ fears of a collapsing housing market. Even though I narrowed the overweighting, homebuilding stocks, including Standard Pacific, Toll Brothers and Pulte Homes, detracted the most. Unfavorable stock selection in the mortgage finance and building products industries — notably our positions in Doral Financial (which was sold from the Portfolio) and American Standard, respectively — also hurt, as did the fund’s lack of exposure to strong performing segments of the index, such as railroads and aerospace/defense. Fortunately, the construction stocks we owned — among them WESCO International, Caterpillar and Martin Marietta Materials, which were more levered to the still-healthy commercial development market — boosted performance, as did our lack of exposure to stocks in weak performing industrial conglomerates, such as Tyco International and General Electric.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

35 35 Annual Report

Construction and Housing Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
D.R. Horton, Inc.	7.4	8.6
Caterpillar, Inc.	6.4	5.3
Fannie Mae	6.0	0.0
Danaher Corp.	5.9	5.1
KB Home	5.6	7.2
Home Depot, Inc.	5.0	5.1
Pulte Homes, Inc.	4.9	7.8
Lennar Corp. Class A	4.8	3.8
Lowe’s Companies, Inc.	4.6	1.5
WESCO International, Inc.	4.0	2.0
	54.6

Annual Report

36

Construction and Housing Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 94.1%
	Shares	Value (Note 1)

BUILDING PRODUCTS – 3.8%
Building Products – 3.8%
American Standard Companies, Inc. (d)	188,500	$ 7,460,830
NCI Building Systems, Inc. (a)	19,200	1,107,456
Quixote Corp.	32,300	725,135
		9,293,421

CHEMICALS – 0.3%
Diversified Chemicals – 0.3%
Ashland, Inc.	10,300	672,281
COMMUNICATIONS EQUIPMENT – 1.6%
Communications Equipment – 1.6%
Dycom Industries, Inc. (a)	142,700	3,046,645
MasTec, Inc. (a)	71,800	929,810
		3,976,455

CONSTRUCTION & ENGINEERING – 7.6%
Construction & Engineering – 7.6%
Chicago Bridge & Iron Co. NV (NY Shares)	47,000	1,150,090
Fluor Corp.	102,200	8,819,860
Granite Construction, Inc.	68,200	3,161,070
Infrasource Services, Inc. (a)	49,700	888,139
Perini Corp. (a)	25,600	777,984
Shaw Group, Inc. (a)	41,600	1,387,360
URS Corp. (a)	56,600	2,467,194
		18,651,697

CONSTRUCTION MATERIALS – 7.6%
Construction Materials – 7.6%
Florida Rock Industries, Inc.	93,475	5,385,095
Martin Marietta Materials, Inc.	53,900	5,255,250
Rinker Group Ltd. sponsored ADR (d)	10,900	715,912
Texas Industries, Inc.	200	12,132
Vulcan Materials Co.	92,500	7,307,500
		18,675,889

ELECTRICAL EQUIPMENT – 0.6%
Electrical Components & Equipment – 0.6%
Genlyte Group, Inc. (a)	24,900	1,540,812
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.2%
Electronic Equipment & Instruments – 0.2%
FARO Technologies, Inc. (a)	31,400	502,086
HOUSEHOLD DURABLES – 29.9%
Homebuilding – 29.9%
Beazer Homes USA, Inc.	50,900	3,229,605
D.R. Horton, Inc.	526,366	17,954,344
KB Home	205,200	13,754,556
Lennar Corp. Class A (d)	196,500	11,762,490

	Shares	Value (Note 1)
Meritage Homes Corp. (a)	29,000	$ 1,697,370

See accompanying notes which are an integral part of the financial statements.

37

37 Annual Report

Construction and Housing Portfolio
Investments - continued

Pulte Homes, Inc.	308,800	11,861,008
Ryland Group, Inc.	70,200	4,896,450
Standard Pacific Corp.	102,700	3,373,695
Toll Brothers, Inc. (a)	136,900	4,430,084
		72,959,602

INDUSTRIAL CONGLOMERATES – 0.9%
Industrial Conglomerates – 0.9%
Walter Industries, Inc.	34,600	2,277,718
MACHINERY – 14.4%
Construction & Farm Machinery & Heavy Trucks – 8.5%
A.S.V., Inc. (a)(d)	20,600	662,908
Astec Industries, Inc. (a)	19,100	686,072
Bucyrus International, Inc. Class A	21,800	1,372,964
Caterpillar, Inc.	214,200	15,653,736
Joy Global, Inc.	25,800	1,330,248
Toro Co.	20,600	950,278
		20,656,206
Industrial Machinery – 5.9%
Danaher Corp. (d)	239,400	14,502,852

TOTAL MACHINERY		35,159,058

REAL ESTATE – 1.7%
Real Estate Investment Trusts – 1.7%
Equity Lifestyle Properties, Inc.	5,800	276,602
General Growth Properties, Inc.	60,500	3,048,595
United Dominion Realty Trust, Inc. (SBI)	26,596	711,443
		4,036,640

SPECIALTY RETAIL – 11.9%
Home Improvement Retail – 11.9%
Home Depot, Inc.	291,750	12,297,263
Lowe’s Companies, Inc.	163,300	11,133,794
Sherwin-Williams Co.	124,700	5,680,085
		29,111,142

THRIFTS & MORTGAGE FINANCE – 8.7%
Thrifts & Mortgage Finance – 8.7%
Countrywide Financial Corp.	191,000	6,585,680
Fannie Mae	267,900	14,648,772
		21,234,452

TRADING COMPANIES & DISTRIBUTORS – 4.9%
Trading Companies & Distributors – 4.9%
MSC Industrial Direct Co., Inc. Class A	29,700	1,406,889
Watsco, Inc.	9,700	675,314
WESCO International, Inc. (a)	170,500	9,773,060
		11,855,263

TOTAL COMMON STOCKS
(Cost $178,954,484)		229,946,516

See accompanying notes which are an integral part of the financial statements.

Annual Report 38

Money Market Funds — 13.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	15,718,674	$15,718,674
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	16,054,325	16,054,325
TOTAL MONEY MARKET FUNDS
(Cost $31,772,999)		31,772,999
TOTAL INVESTMENT PORTFOLIO - 107.1%
(Cost $210,727,483)		261,719,515

NET OTHER ASSETS – (7.1)%		(17,316,411)
NET ASSETS – 100%		$244,403,104

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 367,068
Fidelity Securities Lending Cash Central Fund	40,013
Total	$ 407,081

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

39

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $15,556,992) — See accompanying schedule:
Unaffiliated issuers (cost $178,954,484)	$229,946,516
Affiliated Central Funds (cost $31,772,999)	31,772,999
Total Investments (cost $210,727,483)		$261,719,515
Receivable for fund shares sold		726,220
Dividends receivable		114,672
Interest receivable		18,779
Prepaid expenses		1,259
Other affiliated receivables		158
Other receivables		16,320
Total assets		262,596,923

Liabilities
Payable for fund shares redeemed	1,907,854
Accrued management fee	116,580
Other affiliated payables	83,672
Other payables and accrued expenses	31,388
Collateral on securities loaned, at value	16,054,325
Total liabilities		18,193,819

Net Assets		$244,403,104
Net Assets consist of:
Paid in capital		$187,591,853
Distributions in excess of net investment income		(32)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,819,251
Net unrealized appreciation (depreciation) on investments		50,992,032
Net Assets, for 4,945,798 shares outstanding		$244,403,104
Net Asset Value, offering price and redemption price per share ($244,403,104 ÷ 4,945,798 shares)		$49.42

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$2,328,274
Interest		550
Income from affiliated Central Funds (including $40,013 from security lending)		407,081
Total income		2,735,905

Expenses
Management fee	$1,532,344
Transfer agent fees	995,945
Accounting and security lending fees
	136,580
Independent trustees’ compensation	1,145
Custodian fees and expenses	27,092
Registration fees	81,609
Audit	34,816
Legal	1,493
Miscellaneous	2,921
Total expenses before reductions	2,813,945
Expense reductions	(87,861)	2,726,084

Net investment income (loss)		9,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,318,890

See accompanying notes which are an integral part of the financial statements.

Annual Report 40

Foreign currency transactions	681
Total net realized gain (loss)		6,319,571
Change in net unrealized appreciation (depreciation) on investment securities		8,021,493
Net gain (loss)		14,341,064
Net increase (decrease) in net assets resulting from operations		$14,350,885

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$	9,821 $	48,201
Net realized gain (loss)				6,319,571	8,589,312
Change in net unrealized appreciation (depreciation)				8,021,493	23,411,115
Net increase (decrease) in net assets resulting from operations			14,350,885		32,048,628
Distributions to shareholders from net investment income				(48,224)	—
Distributions to shareholders from net realized gain				(2,067,434)	(3,155,787)
Total distributions				(2,115,658)	(3,155,787)
Share transactions
Proceeds from sales of shares			370,971,483		260,994,089
Reinvestment of distributions				2,048,294	3,059,923
Cost of shares redeemed			(380,317,030)		(151,200,941)
Net increase (decrease) in net assets resulting from share transactions				(7,297,253)	112,853,071
Redemption fees				260,223	121,358
Total increase (decrease) in net assets				5,198,197	141,867,270

Net Assets
Beginning of period			239,204,907		97,337,637
End of period (including distributions in excess of net investment income of $32 and undistributed net investment
income of $48,147, respectively)			$ 244,403,104		$239,204,907

Other Information
Shares
Sold				7,902,684	6,409,212
Issued in reinvestment of distributions				49,218	71,410
Redeemed				(8,226,702)	(3,961,084)
Net increase (decrease)				(274,800)	2,519,538

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$45.82	$36.04	$22.55	$28.41	$22.22
Income from Investment Operations
Net investment income (loss)C	—G	.02	(.05)D	(.10)	(.04)
Net realized and unrealized gain (loss)	3.99	10.78	13.52	(5.81)	6.34
Total from investment operations	3.99	10.80	13.47	(5.91)	6.30
Distributions from net investment income	(.01)	—	—	—	—
Distributions from net realized gain	(.42)	(1.06)	—	—	(.17)
Total distributions	(.43)	(1.06)	—	—	(.17)
Redemption fees added to paid in capitalC	04	.04	.02	.05	.06
Net asset value, end of period	$49.42	$45.82	$36.04	$22.55	$28.41
Total ReturnA,B	8.98%	30.28%	59.82%	(20.63)%	28.87%
Ratios to Average Net AssetsE
Expenses before reductions	1.05%	1.09%	1.37%	1.44%	1.45%
Expenses net of fee waivers, if any	1.05%	1.09%	1.37%	1.44%	1.45%
Expenses net of all reductions	1.01%	1.08%	1.35%	1.41%	1.44%
Net investment income (loss)	—%	.04%	(.15)%	(.37)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 244,403	$ 239,205	$97,338	$47,083	$83,536
Portfolio turnover rate	154%	119%	71%	133%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the  period. D Investment income per share reflects a special dividend which amounted to $.05 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Cyclical Industries Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Life of
	year	years	fundA
Select Cyclical Industries	17.23%	11.00%	11.16%

A From March 3, 1997
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

43 Annual Report

Cyclical Industries Portfolio

Management’s Discussion of Fund Performance

Comments from Christopher Bartel, who became Portfolio Manager of Fidelity® Select Cyclical Industries Portfolio on December 1, 2005

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 17.23%, handily beating the S&P 500 and the 9.59% return of the Goldman Sachs® Cyclical Industries Index. An overweighting in construction and engineering stocks provided the biggest boost to performance versus the sector index, along with solid stock picking in that industry. For example, Fluor was the fund’s top contributor, as high energy prices resulted in a brisk business for builders of drilling rigs, refineries and the like. In the machinery group, Joy Global added value, benefiting from a resurgence in spending for mining equipment. AirTran Holdings, a low-fare airline, reacted positively to improving air traffic and reduced domestic capacity driven by the bankruptcy of some competitors. Tempering the fund’s gains to some extent were unfavorable picks in the marine and auto parts/equipment groups. A holding in the latter category, Delphi, had by far the biggest negative impact on fund performance. The company filed for bankruptcy protection in the fall, though I thought there was compelling evidence that it would remain solvent. Fortunately, the position was a relatively small one. The fund no longer owned Delphi at period end. Homebuilder Toll Brothers also held back our results, as the softening residential real estate market forced the company to scale back its earnings forecasts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Annual Report

44

Cyclical Industries Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	8.0	2.3
Fluor Corp.	4.4	2.0
Tyco International Ltd.	3.0	3.6
3M Co.	2.8	1.8
Honeywell International, Inc.	2.6	3.0
United Technologies Corp.	2.4	1.4
Caterpillar, Inc.	2.3	2.0
Norfolk Southern Corp.	2.0	1.6
Canadian National Railway Co.	1.9	1.3
General Dynamics Corp.	1.7	0.3
	31.1

45 Annual Report

Cyclical Industries Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 97.7%
	Shares	Value (Note 1)

AEROSPACE & DEFENSE – 15.4%
Aerospace & Defense – 15.4%
Alliant Techsystems, Inc. (a)	1,300	$ 99,346
Aviall, Inc. (a)	13,000	495,950
DRS Technologies, Inc.	7,400	390,498
General Dynamics Corp.	11,700	1,442,259
Goodrich Corp.	10,200	426,768
Hexcel Corp. (a)	21,200	456,224
Honeywell International, Inc.	53,500	2,190,825
L-3 Communications Holdings, Inc.	8,600	714,746
Lockheed Martin Corp.	14,300	1,042,041
Meggitt PLC	29,800	195,111
Precision Castparts Corp.	14,000	742,560
Raytheon Co.	19,400	841,960
Rockwell Collins, Inc.	6,940	368,861
Rolls-Royce Group PLC	20,792	160,022
The Boeing Co.	18,940	1,376,749
United Technologies Corp.	33,900	1,983,150
		12,927,070

AIR FREIGHT & LOGISTICS – 3.2%
Air Freight & Logistics – 3.2%
C.H. Robinson Worldwide, Inc.	8,700	389,934
Expeditors International of Washington, Inc.	4,100	318,939
FedEx Corp.	6,100	654,164
Forward Air Corp.	4,670	165,692
Hub Group, Inc. Class A (a)	10,811	450,819
UTI Worldwide, Inc.	6,296	658,750
		2,638,298

AIRLINES – 2.5%
Airlines – 2.5%
AirTran Holdings, Inc. (a)	62,700	1,114,806
JetBlue Airways Corp. (a)	100	1,140
Midwest Air Group, Inc. (a)(d)	15,100	80,936
Ryanair Holdings PLC sponsored ADR (a)	2,700	143,343
UAL Corp. (a)	11,100	393,717
US Airways Group, Inc. (a)	10,400	344,136
		2,078,078

AUTO COMPONENTS – 1.9%
Auto Parts & Equipment – 1.7%
Amerigon, Inc. (a)	61,427	365,491
BorgWarner, Inc.	5,800	323,466
Johnson Controls, Inc.	10,100	719,827
		1,408,784
Tires & Rubber – 0.2%
Continental AG	1,900	194,472

TOTAL AUTO COMPONENTS		1,603,256

See accompanying notes which are an integral part of the financial statements.

Annual Report 46

	Shares	Value (Note 1)

AUTOMOBILES – 2.1%
Automobile Manufacturers – 2.1%
Bayerische Motoren Werke AG (BMW)	17,700	$ 851,181
Ford Motor Co.	35,900	286,123
General Motors Corp. (d)	22,700	461,037
Toyota Motor Corp. sponsored ADR	1,600	170,992
		1,769,333

BUILDING PRODUCTS – 1.3%
Building Products – 1.3%
American Standard Companies, Inc.	17,610	697,004
Masco Corp.	13,110	408,901
		1,105,905

CHEMICALS – 12.5%
Commodity Chemicals – 1.5%
Celanese Corp. Class A	6,100	130,540
Georgia Gulf Corp.	11,700	335,790
NOVA Chemicals Corp.	7,300	237,797
Pioneer Companies, Inc. (a)	6,300	189,756
Westlake Chemical Corp.	10,500	360,360
		1,254,243
Diversified Chemicals – 3.6%
Ashland, Inc.	9,900	646,173
Dow Chemical Co.	23,200	998,296
E.I. du Pont de Nemours & Co.	14,900	599,576
FMC Corp. (a)	12,300	747,963
		2,992,008
Fertilizers & Agricultural Chemicals – 2.1%
Agrium, Inc.	13,800	343,740
Monsanto Co.	10,200	855,576
Mosaic Co. (a)	11,800	187,620
Potash Corp. of Saskatchewan	2,800	268,602
The Scotts Co. Class A	2,000	95,780
		1,751,318
Industrial Gases – 2.6%
Air Products & Chemicals, Inc.	8,800	564,608
Airgas, Inc.	12,100	440,319
Praxair, Inc.	21,800	1,176,764
		2,181,691
Specialty Chemicals – 2.7%
Albemarle Corp.	9,700	411,765
Chemtura Corp.	42,241	468,030
Cytec Industries, Inc.	7,800	416,052
Ecolab, Inc.	15,100	546,469
Lubrizol Corp.	100	4,326
Minerals Technologies, Inc.	100	5,353
Rohm & Haas Co.	9,300	462,675
		2,314,670

TOTAL CHEMICALS		10,493,930

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

47

Cyclical Industries Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

COMMERCIAL SERVICES & SUPPLIES – 2.6%
Diversified Commercial & Professional Services – 0.2%
The Brink’s Co.	3,900	$ 190,983
Environmental & Facility Services – 1.4%
Republic Services, Inc.	4,400	171,028
Waste Connections, Inc. (a)	6,350	232,664
Waste Management, Inc.	22,700	755,002
		1,158,694
Human Resource & Employment Services – 1.0%
CDI Corp.	17,600	431,024
Robert Half International, Inc.	10,200	366,384
		797,408

TOTAL COMMERCIAL SERVICES & SUPPLIES		2,147,085

COMMUNICATIONS EQUIPMENT – 0.9%
Communications Equipment – 0.9%
Dycom Industries, Inc. (a)	6,500	138,775
Harris Corp.	12,575	574,426
		713,201

CONSTRUCTION & ENGINEERING – 9.7%
Construction & Engineering – 9.7%
Chicago Bridge & Iron Co. NV (NY Shares)	36,100	883,367
Comfort Systems USA, Inc.	18,500	203,315
Fluor Corp.	42,900	3,702,270
Jacobs Engineering Group, Inc. (a)	2,800	240,072
Perini Corp. (a)	37,700	1,145,703
Shaw Group, Inc. (a)	37,800	1,260,630
SNC-Lavalin Group, Inc.	8,000	666,320
		8,101,677

CONSTRUCTION MATERIALS – 0.5%
Construction Materials – 0.5%
Martin Marietta Materials, Inc.	1,500	146,250
Vulcan Materials Co.	3,800	300,200
		446,450

CONTAINERS & PACKAGING – 0.3%
Metal & Glass Containers – 0.3%
Crown Holdings, Inc. (a)	7,100	129,930
Owens-Illinois, Inc. (a)	4,320	80,957
		210,887

DIVERSIFIED CONSUMER SERVICES – 0.1%
Education Services – 0.1%
Education Management Corp. (a)	2,500	94,000
ELECTRICAL EQUIPMENT – 2.3%
Electrical Components & Equipment – 2.0%
AMETEK, Inc.	2,600	111,384
Cooper Industries Ltd. Class A	6,000	502,200

See accompanying notes which are an integral part of the financial statements.

Annual Report 48

	Shares	Value (Note
Emerson Electric Co.	1,400	$ 114,534
Rockwell Automation, Inc.	10,200	695,334
Roper Industries, Inc.	3,260	146,928
Thomas & Betts Corp. (a)	2,300	113,160
		1,683,540
Heavy Electrical Equipment – 0.3%
Vestas Wind Systems AS (a)	11,800	247,426

TOTAL ELECTRICAL EQUIPMENT		1,930,966

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.1%
Electronic Equipment & Instruments – 0.1%
FARO Technologies, Inc. (a)	4,900	78,351
HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%
Health Care Equipment – 0.1%
Varian, Inc. (a)	1,200	47,880
HOUSEHOLD DURABLES – 3.7%
Homebuilding – 3.7%
D.R. Horton, Inc.	18,100	617,391
KB Home	14,400	965,232
Pulte Homes, Inc.	10,700	410,987
Ryland Group, Inc.	12,720	887,220
Toll Brothers, Inc. (a)	5,800	187,688
		3,068,518

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
Independent Power & Energy Trade – 0.2%
Mirant Corp. (a)	7,200	177,120
INDUSTRIAL CONGLOMERATES – 14.8%
Industrial Conglomerates – 14.8%
3M Co.	31,860	2,344,577
General Electric Co.	203,760	6,697,590
Smiths Group PLC	20,900	344,254
Textron, Inc.	5,100	449,361
Tyco International Ltd.	97,530	2,515,299
		12,351,081

IT SERVICES – 0.4%
IT Consulting & Other Services – 0.4%
CACI International, Inc. Class A (a)	4,200	253,134
NCI, Inc. Class A	1,200	16,752
SI International, Inc. (a)	2,900	94,424
		364,310

MACHINERY – 8.5%
Construction & Farm Machinery & Heavy Trucks – 5.7%
AGCO Corp. (a)	4,000	78,200
American Railcar Industries, Inc.	100	3,360
Bucyrus International, Inc. Class A	6,300	396,774
Caterpillar, Inc.	26,800	1,958,544
Deere & Co.	10,200	777,954
Joy Global, Inc.	10,075	519,467
Manitowoc Co., Inc.	3,900	300,573

49

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Cyclical Industries Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

MACHINERY – CONTINUED
Construction & Farm Machinery & Heavy Trucks – continued
Navistar International Corp. (a)	6,570	$ 192,830
Samsung Heavy Industries Ltd.	350	6,037
Toro Co.	10,200	470,526
Wabash National Corp	5,000	99,850
		4,804,115
Industrial Machinery – 2.8%
Actuant Corp. Class A	700	38,570
Badger Meter, Inc.	4,300	229,792
Briggs & Stratton Corp.	4,600	163,208
Danaher Corp.	12,500	757,250
Dover Corp.	8,000	383,520
ITT Industries, Inc.	7,500	393,750
KCI Konecranes Oyj	150	9,441
Pentair, Inc.	3,660	146,949
Schindler Holding AG	454	215,243
		2,337,723

TOTAL MACHINERY		7,141,838

MARINE – 1.1%
Marine – 1.1%
Alexander & Baldwin, Inc.	2,420	117,927
Camillo Eitzen & Co. ASA (d)	16,100	172,393
Odfjell ASA (A Shares)	17,350	311,130
Stolt-Nielsen SA (d)	10,800	337,725
		939,175

METALS & MINING – 3.8%
Steel – 3.8%
Allegheny Technologies, Inc.	20,500	1,035,455
Carpenter Technology Corp.	5,000	417,950
IPSCO, Inc.	2,200	212,032
Mittal Steel Co. NV Class A (NY Shares)	10,600	351,072
Nucor Corp.	5,800	499,090
Oregon Steel Mills, Inc. (a)	11,600	439,408
United States Steel Corp.	4,000	218,000
		3,173,007

OIL, GAS & CONSUMABLE FUELS – 0.9%
Coal & Consumable Fuels – 0.3%
CONSOL Energy, Inc.	2,800	179,256
Massey Energy Co.	3,000	111,600
		290,856
Oil & Gas Storage & Transport – 0.6%
OMI Corp.	13,400	234,500
Overseas Shipholding Group, Inc.	5,000	252,850
		487,350

TOTAL OIL, GAS & CONSUMABLE FUELS		778,206

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

	Shares	Value (Note 1)

REAL ESTATE – 0.1%
Real Estate Investment Trusts – 0.1%
Potlatch Corp.	3,200	$ 116,608
ROAD & RAIL – 6.9%
Railroads – 5.9%
Burlington Northern Santa Fe Corp.	17,900	1,407,656
Canadian National Railway Co.	34,600	1,620,138
Kansas City Southern (a)	9,800	227,066
Norfolk Southern Corp.	32,120	1,643,902
		4,898,762
Trucking – 1.0%
Laidlaw International, Inc.	7,388	203,909
Landstar System, Inc.	10,736	500,190
Old Dominion Freight Lines, Inc. (a)	5,200	137,072
		841,171

TOTAL ROAD & RAIL		5,739,933

SPECIALTY RETAIL – 0.3%
Computer & Electronics Retail – 0.1%
Gamestop Corp. Class B (a)	1,000	36,510
Home Improvement Retail – 0.2%
Sherwin-Williams Co.	3,800	173,090
TOTAL SPECIALTY RETAIL		209,600

TRADING COMPANIES & DISTRIBUTORS – 1.5%
Trading Companies & Distributors – 1.5%
H&E Equipment Services, Inc.	200	5,018
Watsco, Inc.	2,800	194,936
WESCO International, Inc. (a)	18,400	1,054,688
		1,254,642

TRANSPORTATION INFRASTRUCTURE – 0.0%
Airport Services – 0.0%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	200	5,760
TOTAL COMMON STOCKS
(Cost $67,956,287)		81,706,165

Money Market Funds — 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	3,724,277 $	3,724,277
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	725,030	725,030
TOTAL MONEY MARKET FUNDS
(Cost $4,449,307)		4,449,307

TOTAL INVESTMENT PORTFOLIO - 103.0%
(Cost $72,405,594)		86,155,472

NET OTHER ASSETS – (3.0)%		(2,475,086)
NET ASSETS – 100%		$83,680,386

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Cyclical Industries Portfolio Investments - continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,494
Fidelity Securities Lending Cash Central Fund	7,533
Total	$36,027

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.9%
Canada	4.0%
Netherlands	1.5%
Germany	1.2%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 52

Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $697,461) — See accompanying schedule:
Unaffiliated issuers (cost $67,956,287)	$81,706,165
Affiliated Central Funds (cost $4,449,307)	4,449,307
Total Investments (cost $72,405,594)		$86,155,472
Receivable for investments sold		242,017
Receivable for fund shares sold		4,239,281
Dividends receivable		183,489
Interest receivable		3,807
Prepaid expenses
Other affiliated receivables
Other receivables		3,306
Total assets		90,827,629

Liabilities
Payable for investments purchased	$6,226,467
Payable for fund shares redeemed	107,615
Accrued management fee	35,322
Other affiliated payables	21,764
Other payables and accrued expenses	31,045
Collateral on securities loaned, at value	725,030
Total liabilities		7,147,243

Net Assets		$83,680,386
Net Assets consist of:
Paid in capital		$66,542,286
Undistributed net investment income		108,975
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,279,920
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,749,205
Net Assets, for 3,990,877 shares outstanding		$83,680,386
Net Asset Value, offering price and redemption price per share ($83,680,386 ÷ 3,990,877 shares)		$20.

Statement of Operations		Year ended February 28, 2006

Investment Income
Dividends		$867,267
Interest
Income from affiliated Central Funds (including $7,533 from security lending)		36,027
Total income		903,365

Expenses
Management fee	$365,905
Transfer agent fees	223,001
Accounting and security lending fees
	32,359
Independent trustees’ compensation	272
Custodian fees and expenses	37,562
Registration fees	21,200
Audit	33,894
Legal	294
Miscellaneous	2,544
Total expenses before reductions	717,031
Expense reductions	(29,822)	687,209

Net investment income (loss)		216,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Cyclical Industries Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers	6,501,758
Foreign currency transactions	(3,209)
Total net realized gain (loss)		6,498,549
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,769,606
Assets and liabilities in foreign currencies	(981)
Total change in net unrealized appreciation (depreciation)		2,768,625
Net gain (loss)		9,267,174
Net increase (decrease) in net assets resulting from operations		$ 9,483,330

See accompanying notes which are an integral part of the financial statements.

Annual Report 54

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$216,156 $	116,244
Net realized gain (loss)				6,498,549	4,535,116
Change in net unrealized appreciation (depreciation)				2,768,625	5,491,387
Net increase (decrease) in net assets resulting from operations				9,483,330	10,142,747
Distributions to shareholders from net investment income				(167,989)	(56,985)
Distributions to shareholders from net realized gain				(4,339,314)	(2,730,334)
Total distributions				(4,507,303)	(2,787,319)
Share transactions
Proceeds from sales of shares				57,428,807	61,946,830
Reinvestment of distributions				4,328,731	2,651,999
Cost of shares redeemed				(48,044,834)	(43,805,689)
Net increase (decrease) in net assets resulting from share transactions				13,712,704	20,793,140
Redemption fees				22,519	23,426
Total increase (decrease) in net assets				18,711,250	28,171,994

Net Assets
Beginning of period				64,969,136	36,797,142
End of period (including undistributed net investment income of $108,975 and undistributed net investment income
of $85,267, respectively)				$83,680,386	$64,969,136

Other Information
Shares
Sold				2,929,253	3,530,020
Issued in reinvestment of distributions				230,791	148,545
Redeemed				(2,550,620)	(2,565,250)
Net increase (decrease)				609,424	1,113,315

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$19.21	$16.22	$ 11.04	$14.69	$14.47
Income from Investment Operations
Net investment income (loss)C	06	.05	.02	(.05)	(.04)
Net realized and unrealized gain (loss)	3.06	3.99	5.46	(3.61)	.26
Total from investment operations	3.12	4.04	5.48	(3.66)	.22
Distributions from net investment income	(.05)	(.02)	(.01)	—	—
Distributions from net realized gain	(1.32)	(1.04)	(.30)	—	(.01)
Total distributions	(1.37)	(1.06)	(.31)	—	(.01)
Redemption fees added to paid in capitalC	01	.01	.01	.01	.01
Net asset value, end of period	$20.97	$19.21	$ 16.22	$11.04	$14.69
Total ReturnA,B	17.23%	25.60%	49.87%	(24.85)%	1.59%
Ratios to Average Net AssetsD
Expenses before reductions	1.12%	1.19%	1.60%	1.94%	1.79%
Expenses net of fee waivers, if any	1.12%	1.19%	1.60%	1.94%	1.79%
Expenses net of all reductions	1.07%	1.15%	1.57%	1.91%	1.78%
Net investment income (loss)	34%	.27%	.14%	(.40)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$83,680	$64,969	$ 36,797	$15,132	$22,694
Portfolio turnover rate	168%	151%	166%	162%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

55

Annual Report

Defense and Aerospace Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Defense and Aerospace	23.02%	14.54%	14.74%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

56

Defense and Aerospace Portfolio

Management’s Discussion of Fund Performance

Comments from Andrew Hatem, who became Portfolio Manager of Fidelity® Select Defense and Aerospace Portfolio on December 1, 2005

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Select Defense and Aerospace was up 23.02% during the past year, well ahead of the S&P 500 and the Goldman Sachs® Cyclical Industries Index, which gained 9.59% . Healthy business fundamentals in commercial aerospace and defense — and the fund’s concentration in those two groups —helped performance relative to the sector index. Commercial aerospace benefited from accelerating order flows for new aircraft, particularly from developing world economies, while many defense contractors beat earnings expectations when cuts to several government programs didn’t materialize as expected. Favorable stock selection overall in commercial aerospace and defense, as well as in communications equipment, also helped. Among the fund’s top performers were military communications equipment maker Harris Corp., jet engine parts manufacturer Precision Castparts and aircraft builder Boeing. The fund’s narrow concentration within the cyclical industries universe also insulated it from weaker performing areas of the index, such as industrial conglomerates and diversified chemicals. However, its concentration also held back returns by limiting exposure to stronger areas of the index, including railroads and construction/farm machinery stocks such as Caterpillar. An out-of-index position in EchoStar Communications also hurt, as this satellite communications firm felt the pinch of higher acquisition costs in a super-competitive industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

57 57 Annual Report

Defense and Aerospace Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Dynamics Corp.	6.6	3.2
Precision Castparts Corp.	6.4	5.5
Rockwell Collins, Inc.	6.0	4.5
Harris Corp.	5.8	6.6
L-3 Communications Holdings,
Inc.	5.7	5.9
Goodrich Corp.	5.2	4.9
Raytheon Co.	5.1	4.0
EchoStar Communications Corp.
Class A	4.3	4.7
Lockheed Martin Corp.	3.7	3.8
DRS Technologies, Inc.	3.7	1.7
	52.5

Annual Report

58

Defense and Aerospace Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 94.3%
	Shares	Value (Note 1)

AEROSPACE & DEFENSE – 69.8%
Aerospace & Defense – 69.8%
AAR Corp. (a)	524,200	$ 13,267,502
Alliant Techsystems, Inc. (a)	376,655	28,783,975
Aviall, Inc. (a)	55,800	2,128,770
BE Aerospace, Inc. (a)	1,049,750	25,183,503
DRS Technologies, Inc.	625,400	33,002,358
EDO Corp.	101,900	2,968,347
Embraer – Empresa Brasileira de Aeronautica SA sponsored ADR	52,100	2,070,975
Essex Corp. (a)	23,900	537,750
GenCorp, Inc. (non-vtg.) (a)(d)	665,300	12,807,025
General Dynamics Corp.	486,000	59,909,219
Goodrich Corp.	1,128,050	47,197,612
Hexcel Corp. (a)	174,700	3,759,544
Honeywell International, Inc.	765,100	31,330,845
K&F Industries Holdings, Inc.	266,000	4,117,680
L-3 Communications Holdings, Inc. (d)	613,200	50,963,052
Lockheed Martin Corp.	460,100	33,527,487
Meggitt PLC	937,560	6,138,547
MTC Technologies, Inc. (a)	187,700	5,178,643
MTU Aero Engines Holding AG	9,200	307,085
Northrop Grumman Corp.	380,748	24,405,947
Orbital Sciences Corp. (a)	1,297,392	19,759,280
Precision Castparts Corp.	1,091,000	57,866,640
Raytheon Co.	1,057,252	45,884,737
Rockwell Collins, Inc.	1,024,100	54,430,915
The Boeing Co.	372,100	27,047,949
Triumph Group, Inc. (a)	199,800	8,361,630
United Technologies Corp.	498,200	29,144,700
		630,081,717

COMMUNICATIONS EQUIPMENT – 6.9%
Communications Equipment – 6.9%
Anaren, Inc. (a)	109,700	1,884,646
Harris Corp.	1,149,300	52,500,024
Powerwave Technologies, Inc. (a)	80,932	1,188,082
REMEC, Inc.	235,064	312,635
ViaSat, Inc. (a)	233,400	6,266,790
		62,152,177

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.6%
Electronic Equipment & Instruments – 0.9%
Aeroflex, Inc. (a)	628,300	8,167,900
Electronic Manufacturing Services – 2.7%
Mercury Computer Systems, Inc. (a)	85,700	1,477,468
Trimble Navigation Ltd. (a)	549,250	22,469,818
		23,947,286

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		32,115,186

HOUSEHOLD DURABLES – 0.9%
Consumer Electronics – 0.9%
Harman International Industries, Inc.	76,100	8,397,635

59

See accompanying notes which are an integral part of the financial statements.

59 Annual Report

Defense and Aerospace Portfolio
Investments - continued

	Shares	Value (Note 1)

INDUSTRIAL CONGLOMERATES – 1.0%
Industrial Conglomerates – 1.0%
General Electric Co.	1,300	$42,731
Smiths Group PLC	250,000	4,117,867
Textron, Inc.	52,500	4,625,775
		8,786,373

IT SERVICES – 4.4%
IT Consulting & Other Services – 4.4%
CACI International, Inc. Class A (a)	235,900	14,217,693
NCI, Inc. Class A	158,556	2,213,442
SRA International, Inc. Class A (a)	671,000	23,162,920
		39,594,055

MEDIA – 5.1%
Broadcasting & Cable TV – 5.1%
EchoStar Communications Corp. Class A (a)	1,320,100	38,771,337
The DIRECTV Group, Inc. (a)	441,511	6,958,213
		45,729,550

METALS & MINING – 2.2%
Steel – 2.2%
Allegheny Technologies, Inc.	397,200	20,062,572
SOFTWARE – 0.4%
Application Software – 0.4%
NAVTEQ Corp. (a)	86,900	4,024,339
TOTAL COMMON STOCKS
(Cost $635,259,474)		850,943,604

Money Market Funds — 9.2%

Fidelity Cash Central Fund, 4.57% (b)	58,893,082	58,893,082
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	23,964,175	23,964,175
TOTAL MONEY MARKET FUNDS
(Cost $82,857,257)		82,857,257

TOTAL INVESTMENT PORTFOLIO - 103.5%
(Cost $718,116,731)		933,800,861

NET OTHER ASSETS – (3.5)%		(31,752,083)
NET ASSETS – 100%		$902,048,778

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

See accompanying notes which are an integral part of the financial statements.

Annual Report 60

Fund	Income earned
Fidelity Cash Central Fund	$ 1,106,951
Fidelity Securities Lending Cash Central Fund	67,651
Total	$ 1,174,602

See accompanying notes which are an integral part of the financial statements.

61 Annual Report

61

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $23,200,437) — See accompanying schedule:
Unaffiliated issuers (cost $635,259,474)	$ 850,943,604
Affiliated Central Funds (cost $82,857,257)	82,857,257
Total Investments (cost $718,116,731)		$933,800,861
Receivable for fund shares sold		6,968,548
Dividends receivable		870,032
Interest receivable		128,939
Prepaid expenses		3,148
Other affiliated receivables		229
Other receivables		27,827
Total assets		941,799,584

Liabilities
Payable for investments purchased	$ 13,796,776
Payable for fund shares redeemed	1,323,892
Accrued management fee	397,883
Other affiliated payables	229,563
Other payables and accrued expenses	38,517
Collateral on securities loaned, at value	23,964,175
Total liabilities		39,750,806

Net Assets		$902,048,778
Net Assets consist of:
Paid in capital		$654,080,017
Undistributed net investment income		237,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,047,607
Net unrealized appreciation (depreciation) on investments		215,684,130
Net Assets, for 11,431,945 shares outstanding		$902,048,778
Net Asset Value, offering price and redemption price per share ($902,048,778 ÷ 11,431,945 shares)		$78.91

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$7,530,361
Interest		2,920
Income from affiliated Central Funds (including $67,651 from security lending)		1,174,602
Total income		8,707,883

Expenses
Management fee	$ 4,372,314
Transfer agent fees	2,551,086
Accounting and security lending fees
	346,904
Independent trustees’ compensation	3,197
Custodian fees and expenses	22,329
Registration fees	73,031
Audit	37,326
Legal	4,104
Miscellaneous	5,925
Total expenses before reductions	7,416,216
Expense reductions	(127,942)	7,288,274

Net investment income (loss)		1,419,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:

See accompanying notes which are an integral part of the financial statements.

Annual Report 62

Unaffiliated issuers	67,355,234
Foreign currency transactions	(16,209)
Total net realized gain (loss)		67,339,025
Change in net unrealized appreciation (depreciation) on investment securities		88,845,184
Net gain (loss)		156,184,209
Net increase (decrease) in net assets resulting from operations		$ 157,603,818

See accompanying notes which are an integral part of the financial statements.

63 Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,419,609	$	1,649,723
Net realized gain (loss)				67,339,025		7,414,911
Change in net unrealized appreciation (depreciation)				88,845,184		74,061,537
Net increase (decrease) in net assets resulting from operations				157,603,818		83,126,171
Distributions to shareholders from net investment income				(1,154,317)		(1,518,670)
Distributions to shareholders from net realized gain				(34,919,985)		(1,998,254)
Total distributions				(36,074,302)		(3,516,924)
Share transactions
Proceeds from sales of shares				520,738,976		385,932,538
Reinvestment of distributions				34,754,666		3,383,852
Cost of shares redeemed				(358,203,751)		(207,827,588)
Net increase (decrease) in net assets resulting from share transactions				197,289,891		181,488,802
Redemption fees				112,951		103,217
Total increase (decrease) in net assets				318,932,358		261,201,266

Net Assets
Beginning of period				583,116,420		321,915,154
End of period (including undistributed net investment income of $237,024 and accumulated net investment loss of
$160, respectively)				$902,048,778		$583,116,420

Other Information
Shares
Sold				7,213,251		6,260,901
Issued in reinvestment of distributions				475,557		52,059
Redeemed				(4,936,594)		(3,478,896)
Net increase (decrease)				2,752,214		2,834,064

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$67.18	$55.07	$36.30	$46.08		$42.83
Income from Investment Operations
Net investment income (loss)C	13	.25	(.09)	—F		.15
Net realized and unrealized gain (loss)	15.04	12.28	18.85	(9.77)		3.59
Total from investment operations	15.17	12.53	18.76	(9.77)		3.74
Distributions from net investment income	(.11)	(.19)	—	(.04)		(.05)
Distributions from net realized gain	(3.34)	(.25)	—	—		(.49)
Total distributions	(3.45)	(.44)	—	(.04)		(.54)
Redemption fees added to paid in capitalC	01	.02	.01	.03		.05
Net asset value, end of period	$78.91	$67.18	$55.07	$36.30		$46.08
Total ReturnA,B	23.02%	22.82%	51.71%	(21.16)%		9.09%
Ratios to Average Net AssetsD
Expenses before reductions	97%	1.02%	1.28%	1.25%		1.23%
Expenses net of fee waivers, if any	97%	1.02%	1.28%	1.25%		1.23%
Expenses net of all reductions	95%	1.00%	1.24%	1.21%		1.19%
Net investment income (loss)	19%	.41%	(.19)%	—%		.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 902,049	$ 583,116	$ 321,915	$ 264,301		$ 286,831
Portfolio turnover rate	50%	38%	47%	79%		76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 64

Environmental Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Environmental	25.72%	5.98%	3.45%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Environmental Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

65 Annual Report

Environmental Portfolio

Management’s Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Select Environmental Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months that ended February 28, 2006, the fund returned 25.72%, outperforming the S&P 500 and the 9.59% return of the Goldman Sachs® Cyclical Industries Index. Fund performance relative to the sector benchmark was helped by security selection in the multi-utilities and food retail industries — which are not included in the index — and from not holding investments in industrial conglomerates, a segment of the Goldman Sachs index that fared poorly. A significant overweighting of the environmental and facilities services group also bolstered fund performance. Not investing in defense/aerospace or railroads held back relative performance, as these groups outperformed. Top performance came from out-of-benchmark positions in France-based water utility and water treatment company Veolia Environnement and Millipore, a filtration firm. Other non-benchmark securities that did well were Capstone Turbine, which manufactures hybrid automobile engines and mircroturbines; Ormat Technologies, which develops and builds geothermal power plants; and Itron, a manufacturer of digital electric meters. Detractors included independent power producer Calpine and fuel cell manufacturers Plug Power and FuelCell Energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

66

Environmental Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Waste Management, Inc.	7.6	8.2
Veolia Environnement sponsored
ADR	5.5	8.8
Stericycle, Inc.	4.7	0.0
Pall Corp.	4.5	6.5
Donaldson Co., Inc.	4.2	5.5
Millipore Corp.	4.1	7.2
Ecolab, Inc.	3.8	5.1
Nalco Holding Co.	3.8	0.0
Republic Services, Inc.	3.4	5.4
United Natural Foods, Inc.	3.3	0.0
	44.9

67 Annual Report

67

Environmental Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 85.6%
	Shares	Value (Note 1)

AUTO COMPONENTS – 1.7%
Auto Parts & Equipment – 1.7%
Ballard Power Systems, Inc. (a)	154,400	$ 944,488
CHEMICALS – 8.1%
Commodity Chemicals – 0.5%
Calgon Carbon Corp.	34,700	269,966
Specialty Chemicals – 7.6%
Ecolab, Inc.	58,200	2,106,258
Nalco Holding Co. (a)	119,100	2,084,250
		4,190,508

TOTAL CHEMICALS		4,460,474

COMMERCIAL SERVICES & SUPPLIES – 25.6%
Diversified Commercial & Professional Services – 1.9%
Tetra Tech, Inc. (a)	59,300	1,056,133
Environmental & Facility Services – 23.7%
Allied Waste Industries, Inc. (a)	105,000	1,124,550
Bennett Environmental, Inc. (a)	17,900	74,679
Casella Waste Systems, Inc. Class A (a)	18,500	261,775
Clean Harbors, Inc. (a)	19,300	636,514
Duratek, Inc. (a)	12,000	263,040
Marsulex, Inc. (a)	38,000	272,587
Republic Services, Inc.	48,800	1,896,856
Stericycle, Inc. (a)	42,800	2,587,260
TRC Companies, Inc. (a)	6,300	69,741
Waste Connections, Inc. (a)	47,200	1,729,408
Waste Management, Inc.	126,793	4,217,136
		13,133,546

TOTAL COMMERCIAL SERVICES & SUPPLIES		14,189,679

CONSTRUCTION & ENGINEERING – 1.3%
Construction & Engineering – 1.3%
Insituform Technologies, Inc. Class A (a)	26,100	702,351
CONSTRUCTION MATERIALS – 2.4%
Construction Materials – 2.4%
Headwaters, Inc. (a)	36,300	1,347,456
ELECTRICAL EQUIPMENT – 2.0%
Electrical Components & Equipment – 1.0%
FuelCell Energy, Inc. (a)(d)	33,900	377,307
Hydrogenics Corp. (a)(d)	41,300	163,942
		541,249
Heavy Electrical Equipment – 1.0%
Capstone Turbine Corp. (a)(d)	59,100	186,756
Plug Power, Inc. (a)	76,000	386,840
		573,596

TOTAL ELECTRICAL EQUIPMENT		1,114,845

See accompanying notes which are an integral part of the financial statements.

Annual Report 68

	Shares	Value (Note

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.4%
Electronic Equipment & Instruments – 1.4%
Itron, Inc. (a)	13,300	$ 790,818
ENERGY EQUIPMENT & SERVICES – 1.0%
Oil & Gas Equipment & Services – 1.0%
Newpark Resources, Inc. (a)	75,300	561,738
FOOD & STAPLES RETAILING – 7.3%
Food Distributors – 3.3%
United Natural Foods, Inc. (a)	54,700	1,819,322
Food Retail – 4.0%
Whole Foods Market, Inc.	25,500	1,628,940
Wild Oats Markets, Inc. (a)	34,700	622,865
		2,251,805

TOTAL FOOD & STAPLES RETAILING		4,071,127

FOOD PRODUCTS – 2.0%
Packaged Foods & Meats – 2.0%
Green Mountain Coffee Roasters, Inc. (a)	3,200	131,232
Hain Celestial Group, Inc. (a)	21,000	490,140
SunOpta, Inc. (a)	61,700	467,576
		1,088,948

HEALTH CARE EQUIPMENT & SUPPLIES – 4.1%
Health Care Supplies – 4.1%
Millipore Corp. (a)	33,100	2,294,823
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 2.7%
Independent Power & Energy Trade – 2.7%
Dynegy, Inc. Class A (a)	50,100	271,041
NRG Energy, Inc. (a)	5,500	237,875
Ormat Technologies, Inc. (d)	25,100	964,593
		1,473,509

MACHINERY – 19.3%
Construction & Farm Machinery & Heavy Trucks – 0.4%
Lindsay Manufacturing Co.	10,100	247,450
Industrial Machinery – 18.9%
CLARCOR, Inc.	36,000	1,218,600
Donaldson Co., Inc.	66,600	2,308,356
ESCO Technologies, Inc. (a)	22,600	1,147,628
Kadant, Inc. (a)	14,000	264,460
Pall Corp.	85,700	2,521,294
Pentair, Inc.	42,200	1,694,330
Zenon Environmental, Inc. (a)	81,700	1,297,967
		10,452,635

TOTAL MACHINERY		10,700,085

MULTI-UTILITIES – 5.5%
Multi-Utilities – 5.5%
Veolia Environnement sponsored ADR (d)	58,400	3,064,832

69

See accompanying notes which are an integral part of the financial statements.

69 Annual Report

Environmental Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
OIL, GAS & CONSUMABLE FUELS – 0.4%
Oil & Gas Exploration & Production – 0.4%
Cheniere Energy, Inc. (a)	5,000	$ 198,250
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.8%
Semiconductor Equipment – 0.8%
Asyst Technologies, Inc. (a)	42,700	416,752
TOTAL COMMON STOCKS
(Cost $43,464,995)		47,420,175
Money Market Funds — 15.0%
Fidelity Cash Central Fund, 4.57% (b)	5,434,911	5,434,911
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	2,851,525	2,851,525
TOTAL MONEY MARKET FUNDS
(Cost $8,286,436)		8,286,436
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $51,751,431)		55,706,611

NET OTHER ASSETS – (0.6)%		(309,192)
NET ASSETS – 100%		$55,397,419

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,542
Fidelity Securities Lending Cash Central Fund	37,900
Total	$80,442

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.7%
Canada	5.8%
France	5.5%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $10,408 all of which will expire on February 29, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report 70

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $2,726,416) — See accompanying schedule:
Unaffiliated issuers (cost $43,464,995)	$47,420,175
Affiliated Central Funds (cost $8,286,436)	8,286,436
Total Investments (cost $51,751,431)		$55,706,611
Cash		618,174
Receivable for fund shares sold		3,957,077
Dividends receivable		2,672
Interest receivable		16,513
Prepaid expenses		94
Receivable from investment adviser for expense reductions		4,842
Other affiliated receivables		110
Other receivables		6,868
Total assets		60,312,961

Liabilities
Payable for investments purchased	$1,978,009
Payable for fund shares redeemed	27,554
Accrued management fee	15,767
Other affiliated payables	17,469
Other payables and accrued expenses	25,218
Collateral on securities loaned, at value	2,851,525
Total liabilities		4,915,542

Net Assets		$55,397,419
Net Assets consist of:
Paid in capital		$51,985,480
Accumulated net investment loss		(223)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(543,018)
Net unrealized appreciation (depreciation) on investments		3,955,180
Net Assets, for 3,193,723 shares outstanding		$55,397,419
Net Asset Value, offering price and redemption price per share ($55,397,419 ÷ 3,193,723 shares)		$17.35

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$135,832
Interest		3,279
Income from affiliated Central Funds (including $37,900 from security lending)		80,442
Total income		219,553

Expenses
Management fee	$122,147
Transfer agent fees	97,879
Accounting and security lending fees
	10,907
Independent trustees’ compensation	97
Custodian fees and expenses	10,288
Registration fees	24,215
Audit	33,475
Legal	145
Miscellaneous	175
Total expenses before reductions	299,328
Expense reductions	(49,799)	249,529

Net investment income (loss)		(29,976)

See accompanying notes which are an integral part of the financial statements.

71 Annual Report

Environmental Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,298,931
Foreign currency transactions	(778)
Total net realized gain (loss)		1,298,153
Change in net unrealized appreciation (depreciation) on investment securities		3,984,704
Net gain (loss)		5,282,857
Net increase (decrease) in net assets resulting from operations		$ 5,252,881

See accompanying notes which are an integral part of the financial statements.

Annual Report 72

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$	(29,976)	$ (126,707)
Net realized gain (loss)				1,298,153	1,327,705
Change in net unrealized appreciation (depreciation)				3,984,704	(800,263)
Net increase (decrease) in net assets resulting from operations				5,252,881	400,735
Share transactions
Proceeds from sales of shares				75,524,136	7,280,904
Cost of shares redeemed				(37,407,839)	(7,951,612)
Net increase (decrease) in net assets resulting from share transactions				38,116,297	(670,708)
Redemption fees				23,557	5,507
Total increase (decrease) in net assets				43,392,735	(264,466)

Net Assets
Beginning of period				12,004,684	12,269,150
End of period (including accumulated net investment loss of $223 and accumulated net investment loss of $306,
respectively)				$55,397,419	$ 12,004,684

Other Information
Shares
Sold				4,815,847	545,145
Redeemed				(2,492,334)	(598,405)
Net increase (decrease)				2,323,513	(53,260)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 13.29	$9.71	$11.58	$12.98
Income from Investment Operations
Net investment income (loss)C	(.02)	(.14)	(.25)	(.20)	(.17)
Net realized and unrealized gain (loss)	3.55	.64	3.83	(1.68)	(1.25)
Total from investment operations	3.53	.50	3.58	(1.88)	(1.42)
Redemption fees added to paid in capitalC	02.01		—F	.01	.02
Net asset value, end of period	$ 17.35	$ 13.80	$13.29	$9.71	$11.58
Total ReturnA,B	25.72%	3.84%	36.87%	(16.15)%	(10.79)%
Ratios to Average Net AssetsD
Expenses before reductions	1.40%	1.87%	2.57%	2.64%	2.00%
Expenses net of fee waivers, if any	1.25%	1.83%	2.50%	2.50%	2.00%
Expenses net of all reductions	1.16%	1.74%	2.50%	2.45%	1.98%
Net investment income (loss)	(.14)%	(1.06)%	(2.12)%	(1.92)%	(1.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,397	$ 12,005	$12,269	$9,987	$12,471
Portfolio turnover rate	166%	220%	90%	67%	109%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

73

Annual Report

Industrial Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Industrial Equipment	16.17%	8.39%	9.45%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report 74

Industrial Equipment Portfolio

Management’s Discussion of Fund Performance

Comments from Christopher Bartel, Portfolio Manager of Fidelity® Select Industrial Equipment Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 16.17%, beating the S&P 500 and the 9.59% gain of the Goldman Sachs® Cyclical Industries Index. Relative to its sector index, the fund was aided by a sizable overweighting in the strong performing construction and farm machinery group, together with solid stock picking in industrial machinery, a lack of exposure to the lagging diversified chemicals group, and an overweighting and good stock selection in trading companies and distributors. Caterpillar was the fund’s top contributor, aided by strong demand for heavy equipment in the mining industry. Also helping was oil and gas equipment/services provider Halliburton, which benefited from increased energy exploration and robust demand for parts and service at refineries. WESCO International, an electrical products distributor, helped performance as well. On the negative side, a lack of exposure to railroads hurt performance, along with unfavorable picks in industrial conglomerates and in the aerospace and defense group. Industrial conglomerate Tyco International was the fund’s biggest detractor, hurt by a rough patch in its restructuring efforts and the announcement of its intention to split into three separate companies. Also holding back performance was Symbol Technologies, a provider of wireless bar code scanners and related products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

75 75 Annual Report

Industrial Equipment Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Honeywell International, Inc.	7.0	9.2
General Electric Co.	6.8	5.8
Tyco International Ltd.	6.3	8.9
Caterpillar, Inc.	5.3	5.2
Halliburton Co.	4.8	4.1
Applied Materials, Inc.	4.1	5.6
Deere & Co.	3.2	2.5
Danaher Corp.	3.1	3.2
Dover Corp.	2.6	3.1
WESCO International, Inc.	2.3	1.0
	45.5

Annual Report

76

Industrial Equipment Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 92.9%
	Shares	Value (Note 1)

AEROSPACE & DEFENSE – 9.2%
Aerospace & Defense – 9.2%
Bombardier, Inc. Class B (sub. vtg.) (a)	79,600	$ 204,579
Honeywell International, Inc.	128,300	5,253,884
Precision Castparts Corp.	26,500	1,405,560
		6,864,023

AUTO COMPONENTS – 0.5%
Auto Parts & Equipment – 0.5%
Johnson Controls, Inc.	5,400	384,858
BUILDING PRODUCTS – 2.1%
Building Products – 2.1%
American Standard Companies, Inc.	37,800	1,496,124
Trex Co., Inc. (a)(d)	3,500	90,965
		1,587,089

COMMERCIAL SERVICES & SUPPLIES – 0.6%
Office Services & Supplies – 0.6%
IKON Office Solutions, Inc.	32,900	432,635
COMPUTERS & PERIPHERALS – 0.5%
Computer Storage & Peripherals – 0.5%
EMC Corp. (a)	24,400	342,088
CONSTRUCTION & ENGINEERING – 2.6%
Construction & Engineering – 2.6%
EMCOR Group, Inc. (a)	23,600	1,028,724
SNC-Lavalin Group, Inc.	5,000	416,450
URS Corp. (a)	12,200	531,798
		1,976,972

ELECTRICAL EQUIPMENT – 7.8%
Electrical Components & Equipment – 7.8%
A.O. Smith Corp.	7,000	324,100
American Power Conversion Corp.	14,700	300,321
AMETEK, Inc.	8,100	347,004
Cooper Industries Ltd. Class A	11,700	979,290
Emerson Electric Co.	18,800	1,538,028
Hubbell, Inc. Class B	7,600	353,172
Rockwell Automation, Inc.	22,400	1,527,008
Roper Industries, Inc.	9,900	446,193
		5,815,116

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.5%
Electronic Equipment & Instruments – 2.9%
Cognex Corp.	3,100	85,281
Napco Security Systems, Inc. (a)	23,850	362,759
Newport Corp. (a)	22,700	402,698
Symbol Technologies, Inc.	113,900	1,323,518
		2,174,256

See accompanying notes which are an integral part of the financial statements.

77 Annual Report

77

Industrial Equipment Portfolio
Investments - continued

	Shares	Value (Note 1)
Electronic Manufacturing Services – 0.6%
Molex, Inc.	13,700	$ 436,071

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,610,327

ENERGY EQUIPMENT & SERVICES – 4.8%
Oil & Gas Equipment & Services – 4.8%
Halliburton Co.	53,200	3,617,600
HOUSEHOLD DURABLES – 0.5%
Household Appliances – 0.5%
Blount International, Inc. (a)	20,600	336,604
INDUSTRIAL CONGLOMERATES – 14.9%
Industrial Conglomerates – 14.9%
General Electric Co.	154,450	5,076,772
Siemens AG sponsored ADR	4,200	386,316
Textron, Inc.	11,300	995,643
Tyco International Ltd.	182,800	4,714,412
		11,173,143

MACHINERY – 30.2%
Construction & Farm Machinery & Heavy Trucks – 14.5%
AGCO Corp. (a)	11,400	222,870
American Railcar Industries, Inc.	100	3,360
Astec Industries, Inc. (a)	10,900	391,528
Bucyrus International, Inc. Class A	8,400	529,032
Caterpillar, Inc.	54,400	3,975,552
Cummins, Inc.	4,900	530,572
Deere & Co.	31,725	2,419,666
Manitowoc Co., Inc.	14,000	1,078,980
Navistar International Corp. (a)	37,300	1,094,755
Toro Co.	8,100	373,653
Wabash National Corp	10,100	201,697
		10,821,665
Industrial Machinery – 15.7%
Actuant Corp. Class A	13,400	738,340
Albany International Corp. Class A	3,000	111,510
Crane Co.	1,300	50,037
Danaher Corp.	38,100	2,308,098
Donaldson Co., Inc.	10,700	370,862
Dover Corp.	39,800	1,908,012
Harsco Corp.	8,500	678,130
IDEX Corp.	5,100	240,975
Ingersoll-Rand Co. Ltd. Class A	20,400	837,012
ITT Industries, Inc.	28,800	1,512,000
KCI Konecranes Oyj	150	9,441
Pentair, Inc.	12,300	493,845
Schindler Holding AG	1,656	785,115
SPX Corp.	13,100	645,175

See accompanying notes which are an integral part of the financial statements.

Annual Report 78

Common Stocks – continued
	Shares	Value (Note 1)

MACHINERY – CONTINUED
Industrial Machinery – continued
Stewart & Stevenson Services, Inc.	13,500	$ 465,075
Watts Water Technologies, Inc. Class A	17,000	608,260
		11,761,887

TOTAL MACHINERY		22,583,552

OFFICE ELECTRONICS – 2.6%
Office Electronics – 2.6%
Xerox Corp. (a)	95,300	1,419,970
Zebra Technologies Corp. Class A (a)	12,200	538,508
		1,958,478

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.6%
Semiconductor Equipment – 7.6%
Applied Materials, Inc.	167,700	3,075,618
Cascade Microtech, Inc. (a)	3,700	48,396
FormFactor, Inc. (a)	5,400	198,936
KLA-Tencor Corp.	19,900	1,039,377
Lam Research Corp. (a)	15,200	655,120
Teradyne, Inc. (a)	38,900	653,131
		5,670,578

TRADING COMPANIES & DISTRIBUTORS – 5.5%
Trading Companies & Distributors – 5.5%
Fastenal Co.	19,400	851,854
Finning International, Inc.	1,600	52,824
H&E Equipment Services, Inc.	200	5,018
Interline Brands, Inc. (a)	20,300	471,975
W.W. Grainger, Inc.	10,500	777,420

	Shares	Value (Note 1)
Watsco, Inc.	2,700	$ 187,974
WESCO International, Inc. (a)	30,500	1,748,260
		4,095,325

TOTAL COMMON STOCKS
(Cost $56,135,285)		69,448,388

Money Market Funds — 5.0%

Fidelity Cash Central Fund, 4.57% (b)	3,721,176	3,721,176
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	37,800	37,800
TOTAL MONEY MARKET FUNDS
(Cost $3,758,976)		3,758,976

TOTAL INVESTMENT PORTFOLIO - 97.9%
(Cost $59,894,261)		73,207,364

NET OTHER ASSETS – 2.1%		1,562,708
NET ASSETS – 100%		$ 74,770,072

79

See accompanying notes which are an integral part of the financial statements.

79 Annual Report

Industrial Equipment Portfolio Investments - continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 45,162
Fidelity Securities Lending Cash Central Fund	6,208
Total	$ 51,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

80

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $36,386) — See accompanying schedule:
Unaffiliated issuers (cost $56,135,285)	$69,448,388
Affiliated Central Funds (cost $3,758,976)	3,758,976
Total Investments (cost $59,894,261)		$73,207,364
Receivable for fund shares sold		1,611,956
Dividends receivable		126,813
Interest receivable		9,820
Prepaid expenses		168
Other affiliated receivables		44
Other receivables		1,022
Total assets		74,957,187

Liabilities
Payable for investments purchased	$9,275
Payable for fund shares redeemed	69,196
Accrued management fee	30,040
Transfer agent fee payable	11,582
Other affiliated payables	2,659
Other payables and accrued expenses	26,563
Collateral on securities loaned, at value	37,800
Total liabilities		187,115

Net Assets		$74,770,072
Net Assets consist of:
Paid in capital		$60,512,448
Undistributed net investment income		88,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		856,076
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,313,095
Net Assets, for 2,564,952 shares outstanding		$74,770,072
Net Asset Value, offering price and redemption price per share ($74,770,072 ÷ 2,564,952 shares)		$29.15

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$552,526
Interest		107
Income from affiliated Central Funds (including $6,208 from security lending)		51,370
Total income		604,003

Expenses
Management fee	$267,740
Transfer agent fees	128,739
Accounting and security lending fees
	23,957
Independent trustees’ compensation	195
Custodian fees and expenses	8,791
Registration fees	16,420
Audit	33,801
Legal	265
Miscellaneous	2,479
Total expenses before reductions	482,387
Expense reductions	(4,262)	478,125

Net investment income (loss)		125,878
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

81 Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers	3,137,910
Foreign currency transactions	(488)
Total net realized gain (loss)		3,137,422
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,947,928
Assets and liabilities in foreign currencies	(8)
Total change in net unrealized appreciation (depreciation)		3,947,920
Net gain (loss)		7,085,342
Net increase (decrease) in net assets resulting from operations		$7,211,220

See accompanying notes which are an integral part of the financial statements.

Annual Report 82

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$125,878	$(79,910)
Net realized gain (loss)				3,137,422	3,085,331
Change in net unrealized appreciation (depreciation)				3,947,920	1,721,913
Net increase (decrease) in net assets resulting from operations				7,211,220	4,727,334
Distributions to shareholders from net investment income				(36,844)	—
Distributions to shareholders from net realized gain				(3,199,441)	(1,909,931)
Total distributions				(3,236,285)	(1,909,931)
Share transactions
Proceeds from sales of shares				46,137,172	34,460,298
Reinvestment of distributions				3,125,450	1,826,457
Cost of shares redeemed				(24,786,422)	(59,200,952)
Net increase (decrease) in net assets resulting from share transactions				24,476,200	(22,914,197)
Redemption fees				13,961	18,579
Total increase (decrease) in net assets				28,465,096	(20,078,215)

Net Assets
Beginning of period				46,304,976	66,383,191
End of period (including undistributed net investment income of $88,453 and accumulated net investment loss of $22,
respectively)				$74,770,072	$46,304,976

Other Information
Shares
Sold				1,655,158	1,377,884
Issued in reinvestment of distributions				119,637	71,580
Redeemed				(934,451)	(2,422,974)
Net increase (decrease)				840,344	(973,510)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$26.85	$ 24.60	$ 16.00	$22.54	$21.69
Income from Investment Operations
Net investment income (loss)C	07	(.04)	(.02)	(.12)	(.03)
Net realized and unrealized gain (loss)	4.02	3.26	8.59	(6.43)	.88
Total from investment operations	4.09	3.22	8.57	(6.55)	.85
Distributions from net investment income	(.02)	—	—	—	—
Distributions from net realized gain	(1.78)	(.98)	—	—	(.03)
Total distributions	(1.80)	(.98)	—	—	(.03)
Redemption fees added to paid in capitalC		01.01	.03	.01	.03
Net asset value, end of period	$29.15	$ 26.85	$ 24.60	$16.00	$22.54
Total ReturnA,B	16.17%	13.37%	53.75%	(29.02)%	4.07%
Ratios to Average Net AssetsD
Expenses before reductions	1.03%	1.07%	1.37%	1.77%	1.46%
Expenses net of fee waivers, if any	1.03%	1.07%	1.37%	1.77%	1.46%
Expenses net of all reductions	1.02%	1.06%	1.33%	1.76%	1.45%
Net investment income (loss)	27%	(.17)%	(.08)%	(.62)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,770	$ 46,305	$ 66,383	$17,459	$24,775
Portfolio turnover rate	40%	51%	95%	123%	131%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

83

Annual Report

Industrial Materials Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Industrial Materials	17.01%	16.92%	9.34%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

84

Industrial Materials Portfolio

Management’s Discussion of Fund Performance

Comments from Jody Simes, Portfolio Manager of Fidelity® Select Industrial Materials Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months ending February 28, 2006, the fund returned 17.01%, outperforming the Goldman Sachs® Cyclical Industries Index, which returned 9.59%, and the S&P 500. The main catalyst for outperformance of the sector benchmark was an overweighting in railroads, one of the top performing segments of the index. Other gains came from security selection in the coal and consumable fuels group, as well as in the diversified metals and mining area; the latter group was not part of the index. I added to investments in these three industries. The fund also benefited from its overweighting in Canada, because the Canadian dollar appreciated versus the U.S. dollar. Not owning defense and aerospace stocks hurt the fund’s relative performance, as did overweighting diversified chemicals, an area where I reduced investments. The top three performers were not part of the Goldman Sachs index: Canadian mining company Falconbridge, Saskatchewan-based uranium producer Cameco, and Peru Copper. Oveweightings in railroads Burlington Northern Santa Fe, Canadian National Railway and Norfolk Southern also buoyed performance, as did not owning conglomerate Tyco International. The fund’s large holding in out-of-benchmark aluminum producer Alcoa was the main detractor. Other disappointments were diversified chemical manufacturers DuPont and Dow Chemical. Fund performance also was held back by not owning machinery company Caterpillar, which was among the index’s top performers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

85 85 Annual Report

Industrial Materials Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Alcoa, Inc.	6.6	6.1
Burlington Northern Santa Fe
Corp.	5.9	5.3
Newmont Mining Corp.	5.1	0.0
Canadian National Railway Co.	4.6	4.4
Falconbridge Ltd.	4.5	4.0
Norfolk Southern Corp.	4.4	4.1
Praxair, Inc.	3.9	4.3
E.I. du Pont de Nemours & Co.	3.6	5.9
Air Products & Chemicals, Inc.	3.5	3.6
Union Pacific Corp.	3.3	3.4
	45.4

Annual Report

86

Industrial Materials Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 95.6%
	Shares	Value (Note 1)

BUILDING PRODUCTS – 3.2%
Building Products – 3.2%
American Standard Companies, Inc.	52,300	$ 2,070,034
Masco Corp. (d)	110,000	3,430,900
		5,500,934

CHEMICALS – 17.2%
Diversified Chemicals – 4.8%
E.I. du Pont de Nemours & Co. (d)	151,700	6,104,408
Eastman Chemical Co.	40,000	1,973,200
		8,077,608
Industrial Gases – 9.0%
Air Products & Chemicals, Inc.	91,800	5,889,888
Airgas, Inc.	76,800	2,794,752
Praxair, Inc. (d)	122,100	6,590,958
		15,275,598
Specialty Chemicals – 3.4%
Albemarle Corp.	75,000	3,183,750
Chemtura Corp.	73,200	811,056
Cytec Industries, Inc.	32,400	1,728,216
		5,723,022

TOTAL CHEMICALS		29,076,228

CONSTRUCTION MATERIALS – 4.8%
Construction Materials – 4.8%
Florida Rock Industries, Inc.	15,000	864,150
Lafarge North America, Inc.	4	331
Martin Marietta Materials, Inc.	25,000	2,437,500
Polaris Minerals Corp. (e)	1,000,000	4,048,761
Vulcan Materials Co.	10,000	790,000
		8,140,742

CONTAINERS & PACKAGING – 2.3%
Metal & Glass Containers – 1.8%
Ball Corp.	40,000	1,704,000
Pactiv Corp. (a)	60,000	1,375,800
		3,079,800
Paper Packaging – 0.5%
Smurfit-Stone Container Corp. (a)	62,800	823,936
TOTAL CONTAINERS & PACKAGING		3,903,736

INDUSTRIAL CONGLOMERATES – 2.6%
Industrial Conglomerates – 2.6%
3M Co.	60,000	4,415,400
MACHINERY – 0.7%
Construction & Farm Machinery & Heavy Trucks – 0.7%
Bucyrus International, Inc. Class A	18,000	1,133,640
MARINE – 0.0%
Marine – 0.0%
Odfjell ASA (A Shares)	50	897
See accompanying notes which are an integral part of the financial statements.

87 Annual Report

87

Industrial Materials Portfolio
Investments - continued

	Shares	Value (Note 1)

METALS & MINING – 32.5%
Aluminum – 6.6%
Alcoa, Inc.	383,998	$ 11,258,819
Novelis, Inc.	40	731
		11,259,550
Diversified Metals & Mining – 16.4%
BHP Billiton Ltd. sponsored ADR	55,800	2,013,822
Birch Mountain Resources Ltd. (a)	500,000	3,366,633
Coalcorp Mining, Inc. (a)	7,170,500	3,786,736
Coalcorp Mining, Inc. warrants 2/8/11 (a)	89,000	15,667
Falconbridge Ltd. (d)	232,664	7,525,769
FNX Mining Co., Inc. (a)	68,000	802,007
Inmet Mining Corp.	32,000	892,840
Peru Copper, Inc. (a)	1,287,000	4,100,638
Phelps Dodge Corp.	5,200	717,600
Rio Tinto PLC sponsored ADR	20,900	3,942,576
Teck Cominco Ltd. Class B (sub. vtg.)	10,000	625,358
		27,789,646
Gold – 6.0%
Cambior, Inc. (a)	500,000	1,487,480
Newmont Mining Corp.	164,200	8,689,464
Sasamat Capital Corp. (a)	3,261	7,500
		10,184,444
Precious Metals & Minerals – 1.4%
Aber Diamond Corp.	30,000	1,132,773
Aquarius Platinum Ltd. (Australia)	100,000	1,146,343
		2,279,116
Steel – 2.1%
IPSCO, Inc.	14,000	1,349,294
United States Steel Corp. (d)	40,000	2,180,000
		3,529,294

TOTAL METALS & MINING		55,042,050

OIL, GAS & CONSUMABLE FUELS – 9.7%
Coal & Consumable Fuels – 9.2%
Arch Coal, Inc.	25,700	1,878,927
Cameco Corp.	115,600	4,298,816
CONSOL Energy, Inc.	61,200	3,918,024
Paladin Resources Ltd. (a)	110,000	294,010
Peabody Energy Corp.	81,000	3,909,870
Uranium Participation Corp.	100,000	641,641
UrAsia Energy Ltd. (a)	300,000	744,620
		15,685,908
Oil & Gas Refining & Marketing – 0.5%
Valero Energy Corp.	15,000	806,850

TOTAL OIL, GAS & CONSUMABLE FUELS		16,492,758

See accompanying notes which are an integral part of the financial statements.

Annual Report 88

Common Stocks – continued
	Shares	Value (Note 1)

ROAD & RAIL – 21.2%
Railroads – 21.2%
Burlington Northern Santa Fe Corp.	125,600	$ 9,877,184
Canadian National Railway Co.	167,300	7,833,790
CSX Corp.	92,200	5,106,036
Norfolk Southern Corp.	146,500	7,497,870
Union Pacific Corp.	63,200	5,596,360
		35,911,240

TRADING COMPANIES & DISTRIBUTORS – 1.4%
Trading Companies & Distributors – 1.4%
Finning International, Inc. (d)	72,300	2,386,985
TOTAL COMMON STOCKS
(Cost $133,653,851)		162,004,610

Money Market Funds — 15.7%

Fidelity Cash Central Fund, 4.57% (b)	6,226,336	6,226,336
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	20,363,250	20,363,250
TOTAL MONEY MARKET FUNDS
(Cost $26,589,586)		26,589,586

Cash Equivalents — 0.0%
	Maturity	Value (Note 1)
	Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at
4.54%, dated 2/28/06 due 3/1/06)
(Cost $40,000)	40,005	$ 40,000

TOTAL INVESTMENT PORTFOLIO - 111.3%
(Cost $160,283,437)		188,634,196

NET OTHER ASSETS – (11.3)%		(19,111,695)
NET ASSETS – 100%		$ 169,522,501

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,048,761 or 2.4% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 188,612
Fidelity Securities Lending Cash Central Fund	39,613
Total	$ 228,225

89

See accompanying notes which are an integral part of the financial statements.

89 Annual Report

Industrial Materials Portfolio
Investments - continued

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	69.0%
Canada	26.6%
United Kingdom	2.3%
Australia	1.4%
Others (individually less than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 90

Industrial Materials Portfolio

Financial Statements

Statement of Assets and Liabilities
February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $19,624,616 and repurchase agreements of $40,000)
— See accompanying schedule:
Unaffiliated issuers (cost $133,693,851)	$162,044,610
Affiliated Central Funds (cost $26,589,586)	26,589,586
Total Investments (cost $160,283,437)		$188,634,196
Cash		841
Receivable for fund shares sold		2,383,274
Dividends receivable		345,222
Interest receivable		15,424
Prepaid expenses		458
Other affiliated receivables		460
Other receivables		13,311
Total assets		191,393,186

Liabilities
Payable for fund shares redeemed	1,351,170
Accrued management fee	78,146
Other affiliated payables	48,597
Other payables and accrued expenses	29,522
Collateral on securities loaned, at value	20,363,250
Total liabilities		21,870,685

Net Assets		$169,522,501
Net Assets consist of:
Paid in capital		$133,838,139
Undistributed net investment income		394,580
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,938,613
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,351,169
Net Assets, for 3,657,090 shares outstanding		$169,522,501
Net Asset Value, offering price and redemption price per share ($169,522,501 ÷ 3,657,090 shares)		$46.35

Statement of Operations
Year ended February 28, 2006

Investment Income
Dividends		$2,185,790
Interest		98
Income from affiliated Central Funds (including $39,613 from security lending)		228,225
Total income		2,414,113

Expenses
Management fee	$771,230
Transfer agent fees	472,999
Accounting and security lending fees
	68,775
Independent trustees’ compensation	567
Custodian fees and expenses	20,474
Registration fees	41,962
Audit	34,258
Legal	740
Miscellaneous	1,170
Total expenses before reductions	1,412,175
Expense reductions	(56,399)	1,355,776

Net investment income (loss)		1,058,337
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

91 Annual Report

Industrial Materials Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers	8,431,498
Foreign currency transactions	71,590
Total net realized gain (loss)		8,503,088
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,934,037
Assets and liabilities in foreign currencies	354
Total change in net unrealized appreciation (depreciation)		6,934,391
Net gain (loss)		15,437,479
Net increase (decrease) in net assets resulting from operations		$16,495,816

See accompanying notes which are an integral part of the financial statements.

Annual Report 92

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,058,337	$476,635
Net realized gain (loss)				8,503,088	2,490,630
Change in net unrealized appreciation (depreciation)				6,934,391	11,324,068
Net increase (decrease) in net assets resulting from operations				16,495,816	14,291,333
Distributions to shareholders from net investment income				(770,963)	(397,474)
Distributions to shareholders from net realized gain				(3,187,200)	(2,652,984)
Total distributions				(3,958,163)	(3,050,458)
Share transactions
Proceeds from sales of shares				177,007,921	146,550,908
Reinvestment of distributions				3,742,752	2,862,267
Cost of shares redeemed				(168,316,528)	(151,431,505)
Net increase (decrease) in net assets resulting from share transactions				12,434,145	(2,018,330)
Redemption fees				108,867	88,512
Total increase (decrease) in net assets				25,080,665	9,311,057

Net Assets
Beginning of period				144,441,836	135,130,779
End of period (including undistributed net investment income of $394,580 and undistributed net investment income of
$126,961, respectively)				$ 169,522,501	$144,441,836

Other Information
Shares
Sold				4,217,962	4,065,953
Issued in reinvestment of distributions				93,814	81,436
Redeemed				(4,196,527)	(4,360,623)
Net increase (decrease)				115,249	(213,234)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 40.78	$ 35.99	$23.83	$25.89	$23.11
Income from Investment Operations
Net investment income (loss)C	32.15		.13D	.04D	.10
Net realized and unrealized gain (loss)	6.40	5.47	12.07	(1.69)	2.81
Total from investment operations	6.72	5.62	12.20	(1.65)	2.91
Distributions from net investment income	(.25)	(.12)	(.12)	(.46)	(.20)
Distributions from net realized gain	(.93)	(.74)	—	—	—
Total distributions	(1.18)	(.86)	(.12)	(.46)	(.20)
Redemption fees added to paid in capitalC	03.03		.08	.05	.07
Net asset value, end of period	$ 46.35	$ 40.78	$35.99	$23.83	$25.89
Total ReturnA,B	17.01%	16.09%	51.73%	(6.16)%	12.98%
Ratios to Average Net AssetsE
Expenses before reductions	1.05%	1.06%	1.31%	1.57%	1.57%
Expenses net of fee waivers, if any	1.05%	1.06%	1.31%	1.57%	1.57%
Expenses net of all reductions	1.01%	1.02%	1.17%	1.42%	1.49%
Net investment income (loss)	78%	.42%	.43%	.16%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,523	$ 144,442	$ 135,131	$41,275	$27,461
Portfolio turnover rate	124%	89%	175%	226%	230%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.07 per share. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

93 Annual Report

Transportation Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Transportation	22.24%	12.30%	14.09%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

94

Transportation Portfolio

Management’s Discussion of Fund Performance

Comments from Christopher Bartel and Lindsay Connor, who became co-managers of Fidelity® Select Transportation Portfolio on April 10, 2006, after the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Fidelity Select Transportation Portfolio was up 22.24% for the 12-month period ending February 28, 2006, solidly outperforming the S&P 500 and the 9.59% return for the Goldman Sachs® Cyclical Industries Index. Overweighted positions in the railroad and airline groups, along with strong stock selection in the air freight and logistics group, made the biggest contributions to the fund’s performance relative to its sector index. The fund also was helped by avoiding the poorly performing industrial conglomerates and diversified chemicals groups, which are outside the fund’s focus. Among our top performers were railroads Burlington Northern Santa Fe, Norfolk Southern and Canadian National Railway; railcar maker FreightCar America; trucking broker C.H. Robinson Worldwide; and airline AirTran. The fund was hurt by an overweighting in oil/gas storage and transport, as well as by a lack of exposure to strong performing groups in the index, namely aerospace and defense, and electrical components and equipment. In terms of individual detractors, oil tanker companies Top Tankers and Teekay Shipping and air carrier Northwest Airlines held back the fund’s overall returns. Not owning farm machinery company Caterpillar and automobile manufacturer DaimlerChrysler — major index components — also dragged down the fund’s performance. Some stocks mentioned here were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

95 95 Annual Report

Transportation Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Norfolk Southern Corp.	7.1	6.5
Burlington Northern Santa Fe
Corp.	6.4	6.8
Expeditors International of
Washington, Inc.	5.9	2.5
Canadian National Railway Co.	5.5	5.5
C.H. Robinson Worldwide, Inc.	4.1	2.9
Southwest Airlines Co.	3.9	1.8
Union Pacific Corp.	3.6	1.7
CSX Corp.	3.6	4.4
UTI Worldwide, Inc.	3.4	2.1
Canadian Pacific Railway Ltd.	2.9	3.6
	46.4

Annual Report

96

Transportation Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 96.9%
	Shares	Value (Note 1)

AEROSPACE & DEFENSE – 1.4%
Aerospace & Defense – 1.4%
Bombardier, Inc. Class B (sub. vtg.) (a)	103,400	$ 265,747
Goodrich Corp.	5,800	242,672
Precision Castparts Corp.	12,700	673,608
Rockwell Collins, Inc.	4,800	255,120
		1,437,147

AIR FREIGHT & LOGISTICS – 19.9%
Air Freight & Logistics – 19.9%
C.H. Robinson Worldwide, Inc.	94,200	4,222,044
EGL, Inc. (a)	17,500	707,875
Expeditors International of Washington, Inc.	78,460	6,103,403
FedEx Corp.	23,700	2,541,588
Forward Air Corp.	21,050	746,854
Hub Group, Inc. Class A (a)	38,330	1,598,361
Ryder System, Inc.	5,800	257,172
United Parcel Service, Inc. Class B	13,400	1,001,114
UTI Worldwide, Inc.	33,600	3,515,568
		20,693,979

AIRLINES – 12.6%
Airlines – 12.6%
ACE Aviation Holdings, Inc. Class A (a)	8,800	259,473
AirTran Holdings, Inc. (a)	107,900	1,918,462
Alaska Air Group, Inc. (a)	3,900	124,995
AMR Corp. (a)	109,400	2,745,940
Continental Airlines, Inc. Class B (a)	17,600	410,080
Gol Linhas Aereas Inteligentes SA sponsored ADR (d)	6,900	226,320
JetBlue Airways Corp. (a)(d)	50,237	572,702
Republic Airways Holdings, Inc. (a)	14,200	199,084
Ryanair Holdings PLC sponsored ADR (a)	20,800	1,104,272
SkyWest, Inc.	4,900	141,953
Southwest Airlines Co.	240,287	4,029,613
UAL Corp. (a)	30,400	1,078,288
US Airways Group, Inc. (a)	9,500	314,355
		13,125,537

AUTO COMPONENTS – 1.0%
Auto Parts & Equipment – 1.0%
BorgWarner, Inc.	2,100	117,117
Johnson Controls, Inc.	2,700	192,429
TRW Automotive Holdings Corp. (a)	30,100	770,560
		1,080,106

COMMUNICATIONS EQUIPMENT – 0.3%
Communications Equipment – 0.3%
Harris Corp.	5,600	255,808

See accompanying notes which are an integral part of the financial statements.

97 Annual Report

97

Transportation Portfolio
Investments - continued

	Shares	Value (Note 1)

ENERGY EQUIPMENT & SERVICES – 0.8%
Oil & Gas Equipment & Services – 0.8%
Halliburton Co.	7,200	$ 489,600
Hornbeck Offshore Services, Inc. (a)	10,600	340,896
		830,496

HOUSEHOLD DURABLES – 0.6%
Consumer Electronics – 0.6%
Harman International Industries, Inc.	5,432	599,421
MACHINERY – 5.5%
Construction & Farm Machinery & Heavy Trucks – 5.5%
American Railcar Industries, Inc.	6,000	201,600
Cummins, Inc.	3,700	400,636
FreightCar America, Inc.	8,000	564,000
Greenbrier Companies, Inc.	8,200	309,796
Navistar International Corp. (a)	9,800	287,630
Oshkosh Truck Co.	30,800	1,747,284
PACCAR, Inc.	6,775	473,369
Trinity Industries, Inc.	21,300	1,128,900
Wabash National Corp	16,200	323,514
Wabtec Corp.	8,700	287,361
		5,724,090

MARINE – 2.6%
Marine – 2.6%
Alexander & Baldwin, Inc.	13,900	677,347
American Commercial Lines, Inc.	22,100	839,800
Kirby Corp. (a)	11,700	717,210
Odfjell ASA (B Shares)	7,300	110,352
Seaspan Corp.	7,800	155,688
Stolt-Nielsen SA (d)	4,800	150,100
		2,650,497

METALS & MINING – 1.1%
Diversified Metals & Mining – 0.9%
RTI International Metals, Inc. (a)	3,400	142,970
Titanium Metals Corp. (a)(d)	19,500	799,890
		942,860
Steel – 0.2%
Allegheny Technologies, Inc.	4,700	237,397

TOTAL METALS & MINING		1,180,257

OIL, GAS & CONSUMABLE FUELS – 8.5%
Oil & Gas Refining & Marketing – 1.8%
Valero Energy Corp.	34,900	1,877,271
Oil & Gas Storage & Transport – 6.7%
Double Hull Tankers, Inc.	13,600	181,832
Frontline Ltd. (e)	4,500	172,731
Frontline Ltd. (NY Shares)	2,200	84,744
General Maritime Corp.	19,800	725,274
Maritrans, Inc.	21,400	487,064
OMI Corp.	89,500	1,566,250

See accompanying notes which are an integral part of the financial statements.

Annual Report 98

Common Stocks – continued
	Shares	Value (Note 1)

OIL, GAS & CONSUMABLE FUELS – CONTINUED
Oil & Gas Storage & Transport – continued
Overseas Shipholding Group, Inc.	36,100	$ 1,825,577
Teekay Shipping Corp.	49,400	1,921,660
		6,965,132

TOTAL OIL, GAS & CONSUMABLE FUELS		8,842,403

ROAD & RAIL – 40.3%
Railroads – 30.8%
Burlington Northern Santa Fe Corp.	84,400	6,637,216
Canadian National Railway Co.	122,500	5,736,038
Canadian Pacific Railway Ltd.	58,600	3,001,822
CSX Corp.	66,700	3,693,846
Genesee & Wyoming, Inc. Class A (a)	13,000	594,750
Kansas City Southern (a)	47,150	1,092,466
Norfolk Southern Corp.	144,600	7,400,627
Union Pacific Corp.	42,700	3,781,085
		31,937,850
Trucking – 9.5%
CNF, Inc.	23,200	1,164,176
Dollar Thrifty Automotive Group, Inc. (a)	13,800	557,244
Heartland Express, Inc.	8,443	195,287
J.B. Hunt Transport Services, Inc.	88,800	2,101,008
Knight Transportation, Inc.	10,050	198,890
Laidlaw International, Inc.	46,500	1,283,400
Landstar System, Inc.	55,770	2,598,324
Old Dominion Freight Lines, Inc. (a)	13,500	355,860
P.A.M. Transportation Services, Inc. (a)	8,300	174,549
Swift Transportation Co., Inc. (a)	46,600	1,110,944
USA Truck, Inc. (a)	5,500	161,865
		9,901,547

TOTAL ROAD & RAIL		41,839,397

SOFTWARE – 2.0%
Application Software – 2.0%
NAVTEQ Corp. (a)	44,500	2,060,795

	Shares	Value (Note 1)

TRADING COMPANIES & DISTRIBUTORS – 0.3%
Trading Companies & Distributors – 0.3%
GATX Corp.	8,400	$ 333,480
TOTAL COMMON STOCKS
(Cost $74,765,610)		100,653,413

See accompanying notes which are an integral part of the financial statements.

99 Annual Report

99

Transportation Portfolio
Investments - continued

Money Market Funds — 7.5%
Fidelity Cash Central Fund, 4.57% (b)	6,721,229	6,721,229
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	1,121,570	1,121,570
TOTAL MONEY MARKET FUNDS
(Cost $7,842,799)		7,842,799
TOTAL INVESTMENT PORTFOLIO - 104.4%
(Cost $82,608,409)		108,496,212

NET OTHER ASSETS – (4.4)%		(4,569,411)
NET ASSETS – 100%		$103,926,801

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $172,731 or 0.2% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 96,629
Fidelity Securities Lending Cash Central Fund	38,667
Total	$ 135,296

See accompanying notes which are an integral part of the financial statements.

Annual Report

100

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	81.4%
Canada	9.0%
Marshall Islands	4.4%
British Virgin Islands	3.4%
Ireland	1.1%
Others (individually less than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

101 Annual Report

101

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $1,076,978) — See accompanying schedule:
Unaffiliated issuers (cost $74,765,610)	$100,653,413
Affiliated Central Funds (cost $7,842,799)	7,842,799
Total Investments (cost $82,608,409)		$108,496,212
Receivable for investments sold		240,703
Receivable for fund shares sold		1,772,424
Dividends receivable		59,046
Interest receivable		19,301
Prepaid expenses		251
Other affiliated receivables		93
Other receivables		11,626
Total assets		110,599,656

Liabilities
Payable for investments purchased	$4,919,367
Payable for fund shares redeemed	529,862
Accrued management fee	41,200
Other affiliated payables	25,169
Other payables and accrued expenses	35,687
Collateral on securities loaned, at value	1,121,570
Total liabilities		6,672,855

Net Assets		$103,926,801
Net Assets consist of:
Paid in capital		$74,398,228
Undistributed net investment income		58,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,582,454
Net unrealized appreciation (depreciation) on investments		25,887,803
Net Assets, for 2,069,351 shares outstanding		$103,926,801
Net Asset Value, offering price and redemption price per share ($103,926,801 ÷ 2,069,351 shares)		$50.22

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$1,028,796
Interest		27
Income from affiliated Central Funds
(including $38,667 from security lending)		135,296
Total income		1,164,119

Expenses
Management fee	$440,013
Transfer agent fees	281,667
Accounting and security lending fees
	39,225
Independent trustees’ compensation	330
Custodian fees and expenses	40,070
Registration fees	37,779
Audit	33,974
Legal	424
Miscellaneous	748
Total expenses before reductions	874,230
Expense reductions	(19,286)	854,944

Net investment income (loss)		309,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

Annual Report 102

Investment securities:
Unaffiliated issuers	5,328,569
Foreign currency transactions	12,212
Total net realized gain (loss)		5,340,781
Change in net unrealized appreciation (depreciation) on:
Investment securities	8,140,200
Assets and liabilities in foreign currencies	15
Total change in net unrealized appreciation (depreciation)		8,140,215
Net gain (loss)		13,480,996
Net increase (decrease) in net assets resulting from operations		$13,790,171

See accompanying notes which are an integral part of the financial statements.

103 Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$309,175 $	352,423
Net realized gain (loss)				5,340,781	2,176,503
Change in net unrealized appreciation (depreciation)				8,140,215	11,247,461
Net increase (decrease) in net assets resulting from operations			13,790,171		13,776,387
Distributions to shareholders from net investment income				(250,837)	(342,863)
Distributions to shareholders from net realized gain				(2,277,096)	(412,552)
Total distributions				(2,527,933)	(755,415)
Share transactions
Proceeds from sales of shares			147,323,750		162,382,077
Reinvestment of distributions				2,429,834	709,864
Cost of shares redeemed			(139,120,153)		(131,804,654)
Net increase (decrease) in net assets resulting from share transactions			10,633,431		31,287,287
Redemption fees				72,847	66,613
Total increase (decrease) in net assets			21,968,516		44,374,872

Net Assets
Beginning of period			81,958,285		37,583,413
End of period (including undistributed net investment income of $58,316 and accumulated net investment loss
of $22, respectively)			$ 103,926,801		$81,958,285

Other Information
Shares
Sold				3,256,955	4,251,511
Issued in reinvestment of distributions				54,997	16,729
Redeemed				(3,190,130)	(3,465,029)
Net increase (decrease)				121,822	803,211

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$42.08	$32.84	$22.80	$30.95	$29.20
Income from Investment Operations
Net investment income (loss)C	17	.20D	(.12)	(.18)	(.06)
Net realized and unrealized gain (loss)	8.99	9.24	10.13	(8.02)	1.99
Total from investment operations	9.16	9.44	10.01	(8.20)	1.93
Distributions from net investment income	(.10)	(.11)	—	—	—
Distributions from net realized gain	(.96)	(.13)	—	—	(.23)
Total distributions	(1.06)	(.24)	—	—	(.23)
Redemption fees added to paid in capitalC	04	.04	.03	.05	.05
Net asset value, end of period	$50.22	$42.08	$32.84	$22.80	$30.95
Total ReturnA,B	22.24%	28.86%	44.04%	(26.33)%	6.85%
Ratios to Average Net AssetsE
Expenses before reductions	1.13%	1.17%	1.57%	1.77%	1.44%
Expenses net of fee waivers, if any	1.13%	1.17%	1.57%	1.77%	1.44%
Expenses net of all reductions	1.11%	1.14%	1.53%	1.75%	1.40%
Net investment income (loss)	40%	.53%D	(.40)%	(.67)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,927	$81,958	$37,583	$21,820	$71,526
Portfolio turnover rate	142%	148%	86%	47%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the  period. DInvestment income per share reflects a special dividend which amounted to $.09 per share and an in kind dividend received in a corporate reorganization which amounted to $.08 per share. Excluding these dividends, the ratio of net invest ment income to average net assets would have been .06%. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrange ments or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 104

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Air Transportation Portfolio, Automotive Portfolio, Chemicals Portfolio, Construction and Housing Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, and Transportation Portfolio (the funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

105 Annual Report

Notes to Financial Statements - continued 1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Air Transportation Portfolio	$ 109,731,022	$17,866,277	$(2,420,497)	$15,445,780
Automotive Portfolio	16,954,049	929,671	(1,139,958)	(210,287)
Chemicals Portfolio	98,757,460	25,724,996	(3,100,869)	22,624,127
Construction and Housing Portfolio	211,550,570	52,305,178	(2,136,233)	50,168,945
Cyclical Industries Portfolio	72,593,192	14,833,203	(1,270,923)	13,562,280
Defense and Aerospace Portfolio	718,566,877	222,831,841	(7,597,857)	215,233,984
Environmental Portfolio	52,199,422	4,258,550	(751,361)	3,507,189
Industrial Equipment Portfolio	60,059,205	14,832,728	(1,684,569)	13,148,159
Industrial Materials Portfolio	160,435,882	32,456,497	(4,258,183)	28,198,314
Transportation Portfolio	82,825,387	26,632,074	(961,249)	25,670,825

			Undistributed
		Undistributed	Long-term	Capital Loss
		Ordinary Income	Capital Gain	Carryforward
Air Transportation Portfolio		$16,055	$2,086,645	$—
Automotive Portfolio		—	—	(4,454,347)
Chemicals Portfolio		361,810	3,779,981	—
Construction and Housing Portfolio		—	6,621,629	—
Cyclical Industries Portfolio		1,226,810	1,291,456	—
Defense and Aerospace Portfolio		7,576,034	14,486,656	—
Environmental Portfolio		—	—	(10,408)
Industrial Equipment Portfolio		239,611	302,895	—
Industrial Materials Portfolio		2,829,879	2,633,911	—
Transportation Portfolio		36,373	2,369,130	—

The tax character of distributions paid was as follows:

February 28, 2006
			Long-term
		Ordinary Income	Capital Gains	Total
Air Transportation Portfolio		$106,269	$1,080,487	$1,186,756
Automotive Portfolio		29,914	—	29,914
Chemicals Portfolio		2,230,128	2,864,122	5,094,250
Construction and Housing Portfolio		578,638	1,537,020	2,115,658
Cyclical Industries Portfolio		940,945	3,566,358	4,507,303
Defense and Aerospace Portfolio		5,246,497	30,827,805	36,074,302
Industrial Equipment Portfolio		36,844	3,199,441	3,236,285
Industrial Materials Portfolio		770,963	3,187,200	3,958,163
Transportation Portfolio		250,837	2,277,096	2,527,933

Annual Report

106

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued
February 28, 2005
		Long-term
	Ordinary Income	Capital Gains	Total
Air Transportation Portfolio	$ 75,768	$413,778	$489,546
Chemicals Portfolio	438,130	1,035,799	1,473,929
Construction and Housing Portfolio	—	3,155,787	3,155,787
Cyclical Industries Portfolio	1,323,616	1,463,703	2,787,319
Defense and Aerospace Portfolio	3,314,240	202,684	3,516,924
Industrial Equipment Portfolio	—	1,909,931	1,909,931
Industrial Materials Portfolio	402,218	2,648,240	3,050,458
Transportation Portfolio	339,816	415,599	755,415

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Air Transportation Portfolio	106,934,777	45,579,166
Automotive Portfolio	36,531,005	37,299,495
Chemicals Portfolio	246,990,966	342,370,231
Construction and Housing Portfolio	397,126,680	405,484,638
Cyclical Industries Portfolio	117,277,221	107,589,893
Defense and Aerospace Portfolio	500,098,677	365,746,293
Environmental Portfolio	66,016,723	35,508,722
Industrial Equipment Portfolio	35,766,194	18,792,349
Industrial Materials Portfolio	176,092,351	163,863,034
Transportation Portfolio	115,529,328	109,256,745

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as

107 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	30%	.27%	.57%
Automotive Portfolio	30%	.27%	.57%
Chemicals Portfolio	30%	.27%	.57%
Construction and Housing Portfolio	30%	.27%	.57%
Cyclical Industries Portfolio	30%	.27%	.57%
Defense and Aerospace Portfolio	30%	.27%	.57%
Environmental Portfolio	30%	.27%	.57%
Industrial Equipment Portfolio	30%	.27%	.57%
Industrial Materials Portfolio	30%	.27%	.57%
Transportation Portfolio	30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Air Transportation Portfolio	$45
Automotive Portfolio	3
Chemicals Portfolio	824
Construction and Housing Portfolio	565
Cyclical Industries Portfolio	122
Defense and Aerospace Portfolio	82
Environmental Portfolio	836
Industrial Equipment Portfolio	417
Industrial Materials Portfolio	227
Transportation Portfolio	29

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	38%
Automotive Portfolio	43%
Chemicals Portfolio	35%
Construction and Housing Portfolio	37%
Cyclical Industries Portfolio	35%
Defense and Aerospace Portfolio	33%
Environmental Portfolio	46%
Industrial Equipment Portfolio	28%
Industrial Materials Portfolio	35%
Transportation Portfolio	37%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

108

4. Fees and Other Transactions with Affiliates - continued

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Air Transportation Portfolio	$773
Automotive Portfolio	2,003
Chemicals Portfolio	7,875
Construction and Housing Portfolio	11,520
Cyclical Industries Portfolio	1,598
Defense and Aerospace Portfolio	9,653
Environmental Portfolio	270
Industrial Equipment Portfolio	623
Industrial Materials Portfolio	3,270
Transportation Portfolio	2,910

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 5,915
Automotive Portfolio	14,177
Chemicals Portfolio	43,981
Construction and Housing Portfolio	26,108
Cyclical Industries Portfolio	9,426
Defense and Aerospace Portfolio	9,801
Environmental Portfolio	9,361
Industrial Equipment Portfolio	2,624
Industrial Materials Portfolio	2,189
Transportation Portfolio	15,308

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

		Average Daily	Weighted Average
	Borrower or Lender	Loan Balance	Interest Rate	Interest Expense
Chemicals Portfolio	Borrower	$4,155,000	2.87%	$994

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds.

109 Annual Report

Notes to Financial Statements - continued 7. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following funds were in reimbursement during the period:
		Reimbursement
	Expense Limitations	from adviser
Automotive Portfolio	1.25%	$60,932
Environmental Portfolio	1.25%	31,764

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

				Transfer
		Custody		Agent
	Brokerage Service	expense		expense
	Arrangements	reduction		reduction
Air Transportation Portfolio	$ 24,366		$—	$—
Automotive Portfolio	11,155		—	—
Chemicals Portfolio	81,502		—	1,221
Construction and Housing Portfolio	85,469		—	2,392
Cyclical Industries Portfolio	28,119		—	1,703
Defense and Aerospace Portfolio	121,257		94	6,591
Environmental Portfolio	18,035		—	—
Industrial Equipment Portfolio	3,716		—	546
Industrial Materials Portfolio	56,399		—	—
Transportation Portfolio	19,187		—	99

8. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

9. Litigation.

In October 2002, a lawsuit was commenced against Construction and Housing Portfolio and numerous other defendants as a defendants’ class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleges that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning’s petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate seeks to recover those dividends. During this period Construction and Housing Portfolio received dividends in the amount of $42,780. The lawsuit has been stayed by order of the Bankruptcy Court for the District of Delaware until August 31, 2006. The fund intends to defend the proceedings vigorously.

Annual Report

110

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Automotive Portfolio, Chemicals Portfolio, Construction and Housing Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Automotive Portfolio, Chemicals Portfolio, Construction and Housing Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, and Transportation Portfolio (funds of Select Portfolios) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 13, 2006

111 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR
Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Re-
search & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Air Transportation (2005-present), Automotive (2005-present), Chemicals (2005-present),
Construction and Housing (2005-present), Cyclical Industries (2005-present), Defense and Aerospace (2005-present), Environmen-
tal (2005-present), Industrial Equipment (2005-present), Industrial Materials (2005-present), and Transportation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present).
Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative
Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since
1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report 112

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

113 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachu-setts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (66)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

Annual Report 114

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998
Secretary of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace,
Environmental, Industrial Equipment, Industrial Materials, and Transportation. He also serves as Secretary of other Fidelity funds;
Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Manage-
ment & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments
Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC)
(1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and
Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Fross also serves as Assistant Secre-
tary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and
Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of
FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (66)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries,
Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Ganis also serves as
AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and
Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Murphy also serves as Chief Finan-
cial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense
and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Rathgeber also serves as Chief
Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments
(2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management &
Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Manage-
ment, Inc. ( 2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice Presi-
dent and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Mehrmann also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client
Services (1998-2004).

115 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Ms. Monasterio also serves as Deputy
Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice Presi-
dent of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission
(2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986, 1989, or 1997
Assistant Treasurer of Air Transportation (1986), Automotive (1986), Chemicals (1986), Construction and Housing (1986), Cyclical
Industries (1997), Defense and Aerospace (1986), Environmental (1989), Industrial Equipment (1986), Industrial Materials (1986),
and Transportation (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Lydecker also serves as Assistant
Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003
Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Osterheld also serves as Assistant
Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aero-
space, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Schiavone also serves as Assistant Trea-
surer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the
Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 116

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation	04/17/06	04/13/06	$—	$ .62
Chemicals	04/17/06	04/13/06	$.27	$2.71
Construction and Housing	04/17/06	04/13/06	$—	$1.42
Cyclical Industries	04/17/06	04/13/06	$.02	$ .51
Defense and Aerospace	04/17/06	04/13/06	$.02	$1.76
Industrial Equipment	04/17/06	04/13/06	$.02	$ .17
Industrial Materials	04/17/06	04/13/06	$.08	$1.37
Transportation	04/17/06	04/13/06	$.02	$1.01

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2006 or, if subsequently determined to be different, the net capital gain of such year.

February 28, 2006
Air Transportation	$3,134,219
Chemicals	$8,464,296
Construction and Housing	$6,911,394
Cyclical Industries	$4,342,510
Defense and Aerospace	$43,953,120
Industrial Equipment	$2,517,461
Industrial Materials	$4,038,813
Transportation	$4,114,183

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Air Transportation	April 2005	100%
	December 2005	100%
Automotive	April 2005	100%
	December 2005	100%
Chemicals	April 2005	70%
	December 2005	100%
Construction and Housing	April 2005	100%
Cyclical Industries	April 2005	16%
	December 2005	100%
Defense and Aerospace	December 2005	100%
Industrial Equipment	December 2005	100%
Industrial Materials	April 2005	100%
	December 2005	100%
Transportation	December 2005	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

117 Annual Report

Distributions - continued

Air Transportation	April 2005	100%
	December 2005	100%
Automotive	April 2005	100%
	December 2005	100%
Chemicals	April 2005	74%
	December 2005	100%
Construction and Housing	April 2005	100%
Cyclical Industries	April 2005	15%
	December 2005	100%
Defense and Aerospace	December 2005	100%
Industrial Equipment	December 2005	100%
Industrial Materials	April 2005	100%
	December 2005	100%
Transportation	December 2005	100%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

118

Board Approval of Investment Advisory Contracts and Management Fees

Select Air Transportation Select Automotive Select Chemicals Select Construction and Housing Select Cyclical Industries Select Defense and Aerospace Select Environmental Select Industrial Equipment Select Industrial Materials Select Transportation

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

119 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 120

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

SELCI-UANN-0406	Corporate Headquarters
1.813656.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Health Care Sector

Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems
Pharmaceuticals

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Health Care Sector
Biotechnology	5
Health Care	15
Medical Delivery	30
Medical Equipment and Systems	42
Pharmaceuticals	52
Notes to Financial Statements	64
Report of Independent Registered	69
Public Accounting Firm
Trustees and Officers	70
Distributions	75
Board Approval of Investment	76
Advisory Contracts and
Management Fees

*	Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Biotechnology Portfolio
Actual	$ 1,000.00	$ 1,134.90	$5.03
HypotheticalA	$ 1,000.00	$ 1,020.08	$4.76
Health Care Portfolio
Actual	$ 1,000.00	$ 1,057.30	$4.59
HypotheticalA	$ 1,000.00	$ 1,020.33	$4.51
Medical Delivery Portfolio
Actual	$ 1,000.00	$ 1,078.80	$4.85**
HypotheticalA	$ 1,000.00	$ 1,020.13	$4.71**
Medical Equipment and Systems Portfolio
Actual	$ 1,000.00	$ 1,012.90	$4.69
HypotheticalA	$ 1,000.00	$ 1,020.13	$4.71
Pharmaceuticals Portfolio
Actual	$ 1,000.00	$ 1,099.20	$5.62
HypotheticalA	$ 1,000.00	$ 1,019.44	$5.41

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Biotechnology Portfolio	95%
Health Care Portfolio	90%
Medical Delivery Portfolio	94%**
Medical Equipment and Systems Portfolio	94%
Pharmaceuticals Portfolio	1.08%

** If contractual expense reductions, effective January 1, 2006, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized
	Expense Ratio	Expenses Paid
Medical Delivery Portfolio	.91%
Actual		$4.69
HypotheticalA		$4.56
A 5% return per year before expenses

Annual Report

4

Biotechnology Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Biotechnology	38.78%	--0.97%	10.77%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Biotechnology Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

5 Annual Report

Biotechnology Portfolio

Management’s Discussion of Fund Performance

Comments from Rajiv Kaul, who became Portfolio Manager of Fidelity® Select Biotechnology Portfolio on October 12, 2005

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 38.78%, finishing well ahead of both the S&P 500 and the 14.85% return of the Goldman Sachs® Health Care Index. A sizable overweighting and solid stock selection in biotechnology were the driving forces behind the fund’s favorable results relative to the sector index. In fact, after taking over the fund in October, I trimmed its pharmaceutical exposure while boosting its biotechnology weighting. Among individual holdings, Celgene was the fund’s top contributor. Near the end of 2005, the company received regulatory approval to market Revlimid, its treatment for a group of blood disorders. Another holding that helped performance was Genentech, as positive test results for a number of the company’s drugs fueled the stock’s strong showing. Also aiding performance was Cephalon. The company was able to extend patent protection for its most lucrative drug, narcolepsy medication Provigil. Not owning lagging index component Johnson & Johnson was helpful as well. Conversely, a lack of exposure to the strong performing managed health care group and a considerable underweighting in health care services worked against us. Pharmaceutical stock Sepracor was a major detractor, as the company struggled with losses for much of the period before reporting surprisingly strong earnings growth for the fourth quarter of 2005. Also holding back our results was ImClone Systems, a biotech holding that dropped sharply in November on the news of positive test results for a rival’s medication that might compete with ImClone’s Erbitux.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6

Biotechnology Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Biogen Idec, Inc.	6.3	5.4
Celgene Corp.	6.3	6.6
Genentech, Inc.	6.3	12.2
Gilead Sciences, Inc.	5.9	4.4
Amgen, Inc.	5.5	6.4
MedImmune, Inc.	5.0	4.4
Cephalon, Inc.	4.7	3.8
Genzyme Corp.	4.2	3.3
Sepracor, Inc.	3.9	4.1
Vertex Pharmaceuticals, Inc.	3.6	0.0
	51.7

7 Annual Report

Biotechnology Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.2%
	Shares	Value (Note 1)

BIOTECHNOLOGY – 89.8%
Biotechnology – 89.8%
Acadia Pharmaceuticals, Inc. (a)(d)	469,600	$ 7,029,912
Affymetrix, Inc. (a)	764,000	27,129,640
Albany Molecular Research, Inc. (a)	373,500	3,768,615
Alexion Pharmaceuticals, Inc. (a)(d)	1,019,300	38,305,294
Alkermes, Inc. (a)	1,136,057	28,867,208
Alnylam Pharmaceuticals, Inc. (a)	279,100	4,487,928
Altus Pharmaceuticals, Inc.	111,500	2,341,500
Amgen, Inc. (a)(d)	1,327,300	100,197,877
Amylin Pharmaceuticals, Inc. (a)(d)	1,162,698	50,437,839
Anadys Pharmaceuticals, Inc. (a)	307,200	3,993,600
Applera Corp.:
– Applied Biosystems Group	1,392,900	39,377,283
– Celera Genomics Group (a)	482,300	5,541,627
Arena Pharmaceuticals, Inc. (a)(d)	302,900	5,364,359
Biogen Idec, Inc. (a)	2,432,542	114,937,611
BioMarin Pharmaceutical, Inc. (a)	488,500	6,389,580
Celgene Corp. (a)	3,014,334	114,544,692
Cephalon, Inc. (a)(d)	1,073,140	85,293,167
Charles River Laboratories International, Inc. (a)	774,000	37,422,900
Coley Pharmaceutical Group, Inc. (d)	185,700	2,785,500
Combinatorx, Inc. (d)	353,100	4,615,017
Cotherix, Inc. (a)	259,500	2,989,440
Critical Therapeutics, Inc. (a)(d)	100,600	547,264
Cubist Pharmaceuticals, Inc. (a)	556,000	12,293,160
CV Therapeutics, Inc. (a)(d)	515,400	13,869,414
Dendreon Corp. (a)	2,300	11,201
Digene Corp. (a)	225,400	9,345,084
DOV Pharmaceutical, Inc. (a)(d)	470,800	9,062,900
Enzo Biochem, Inc. (a)	117,500	1,547,475
Enzon Pharmaceuticals, Inc. (a)	505,000	3,413,800
Exelixis, Inc. (a)	865,700	9,401,502
Genentech, Inc. (a)(d)	1,323,800	113,436,422
Genomic Health, Inc. (d)	224,400	3,361,512
Genzyme Corp. (a)	1,085,800	75,289,372
Gilead Sciences, Inc. (a)	1,703,200	106,058,264
Harvard Bioscience, Inc. (a)	11,600	57,884
Human Genome Sciences, Inc. (a)(d)	1,681,000	21,046,120
Idenix Pharmaceuticals, Inc. (a)(d)	539,072	11,034,804
ImClone Systems, Inc. (a)(d)	374,300	14,369,377
Incyte Corp. (a)	997,300	5,864,124
Inhibitex, Inc. (a)	331,830	2,694,460
Invitrogen Corp. (a)	619,254	43,923,686
Isis Pharmaceuticals, Inc. (a)	473,000	3,802,920
Ligand Pharmaceuticals, Inc. Class B (a)	365,100	4,545,495
Luminex Corp. (a)	75,300	1,054,200
MannKind Corp. (a)(d)	509,600	8,810,984
Martek Biosciences (a)(d)	358,900	12,231,312
Medarex, Inc. (a)	1,166,800	17,221,968

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

	Shares	Value (Note 1)
MedImmune, Inc. (a)	2,486,420	$ 90,729,466
Millennium Pharmaceuticals, Inc. (a)	1,193,062	12,503,290
Momenta Pharmaceuticals, Inc. (a)(d)	322,092	7,678,673
Myogen, Inc. (a)	910,908	34,523,413
Myriad Genetics, Inc. (a)	349,600	8,977,728
Nektar Therapeutics (a)(d)	250,200	5,231,682
Neurochem, Inc. (a)(d)	409,000	6,123,390
Neurocrine Biosciences, Inc. (a)	317,300	20,818,053
OSI Pharmaceuticals, Inc. (a)(d)	998,600	32,434,528
PDL BioPharma, Inc. (a)(d)	1,441,600	45,136,496
Regeneron Pharmaceuticals, Inc. (a)	445,800	7,297,746
Renovis, Inc. (a)	418,000	9,053,880
Serologicals Corp. (a)	274,200	6,632,898
SGX Pharmaceuticals, Inc.	241,400	1,622,208
Tanox, Inc. (a)	804,500	15,349,860
Techne Corp. (a)	433,200	25,762,404
Telik, Inc. (a)	43,400	960,008
Tercica, Inc. (a)(d)	422,200	3,255,162
Theravance, Inc. (a)	519,400	14,574,364
Threshold Pharmaceuticals, Inc.	361,622	5,442,411
Vertex Pharmaceuticals, Inc. (a)	1,502,000	64,946,480
ViaCell, Inc. (a)	17,500	91,175
Vion Pharmaceuticals, Inc. (a)	454,987	1,091,969
Zymogenetics, Inc. (a)	723,600	16,020,504
		1,626,373,081

COMPUTERS & PERIPHERALS – 0.0%
Computer Storage & Peripherals – 0.0%
iCAD, Inc. (a)	208,300	310,367
HEALTH CARE EQUIPMENT & SUPPLIES – 1.2%
Health Care Equipment – 1.1%
IDEXX Laboratories, Inc. (a)	258,100	20,281,498
Health Care Supplies – 0.1%
Gen-Probe, Inc. (a)	44,700	2,233,212

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		22,514,710

PHARMACEUTICALS – 8.2%
Pharmaceuticals – 8.2%
Adams Respiratory Therapeutics, Inc.	377,700	14,167,527
Adolor Corp. (a)	291,949	8,019,839
Barrier Therapeutics, Inc. (a)	112,900	1,141,419
Connetics Corp. (a)	176,800	2,807,584
Elan Corp. PLC sponsored ADR (a)(d)	713,100	9,056,370
Kos Pharmaceuticals, Inc. (a)	345,408	15,153,049
MGI Pharma, Inc. (a)	74,577	1,314,793
New River Pharmaceuticals, Inc. (a)	537,200	16,427,576
NitroMed, Inc. (a)(d)	356,655	4,190,696
Sepracor, Inc. (a)	1,240,500	71,093,055

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

9

Biotechnology Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
PHARMACEUTICALS – CONTINUED
Pharmaceuticals – continued
Somaxon Pharmaceuticals, Inc.	128,200	$ 2,396,058
Xenoport, Inc.	122,300	2,350,606
		148,118,572
TOTAL COMMON STOCKS
(Cost $1,364,393,000)	1,797,316,730
Preferred Stocks — 0.2%

Convertible Preferred Stocks – 0.2%

BIOTECHNOLOGY – 0.2%
Biotechnology – 0.2%
Xenon Pharmaceuticals, Inc. Series E (e)	981,626	3,416,058
Nonconvertible Preferred Stocks – 0.0%
BIOTECHNOLOGY – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(e)	180,000	180
TOTAL PREFERRED STOCKS
(Cost $7,704,238)		3,416,238
Money Market Funds — 14.6%
Fidelity Cash Central Fund, 4.57% (b)	14,335,817	14,335,817
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	249,211,950	249,211,950
TOTAL MONEY MARKET FUNDS
(Cost $263,547,767)		263,547,767
TOTAL INVESTMENT PORTFOLIO - 114.0%
(Cost $1,635,645,005)	2,064,280,735

NET OTHER ASSETS – (14.0)%	(252,788,403)
NET ASSETS – 100%	$ 1,811,492,332

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,416,238 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
GeneProt, Inc. Series A	7/7/00	$ 980,100
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 254,427
Fidelity Securities Lending Cash Central Fund	778,005
Total	$ 1,032,432

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning		Sales	Dividend	end of
Affiliate	of period	Purchases	Proceeds	Income	period
DOV Pharmaceutical, Inc.	$ —	$ 25,766,989	$15,805,438	$—	$—

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $650,622,260 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

11

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $240,168,716) — See accompanying schedule:
Unaffiliated issuers (cost $1,372,097,238)	$1,800,732,968
Affiliated Central Funds (cost $263,547,767)	263,547,767
Total Investments (cost $1,635,645,005)		$2,064,280,735
Foreign currency held at value (cost $582,477)		589,449
Receivable for investments sold		8,773,232
Receivable for fund shares sold		12,521,433
Dividends receivable		59,198
Interest receivable		9,611
Prepaid expenses		6,685
Other affiliated receivables		440
Other receivables		202,062
Total assets		2,086,442,845

Liabilities
Payable for investments purchased	$22,089,628
Payable for fund shares redeemed	2,300,028
Accrued management fee	820,145
Other affiliated payables	493,916
Other payables and accrued expenses	34,846
Collateral on securities loaned, at value	249,211,950
Total liabilities		274,950,513

Net Assets		$ 1,811,492,332
Net Assets consist of:
Paid in capital		$2,047,559,523
Accumulated net investment loss		(3,835)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(664,694,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		428,631,455
Net Assets, for 26,617,110 shares outstanding		$ 1,811,492,332
Net Asset Value, offering price and redemption price per share ($1,811,492,332 ÷ 26,617,110 shares)		$ 68.06

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$701,258
Interest		15,264
Income from affiliated Central Funds (including $778,005 from security lending)		1,032,432
		1,748,954
Less foreign taxes withheld		(87,516)
Total income		1,661,438

Expenses
Management fee	$9,307,268
Transfer agent fees	5,637,749
Accounting and security lending fees
	664,497
Independent trustees’ compensation	7,340
Custodian fees and expenses	69,059
Registration fees	63,513
Audit	41,932
Legal	9,471
Interest	13,944
Miscellaneous	19,673
Total expenses before reductions	15,834,446
Expense reductions	(652,381)	15,182,065

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Net investment income (loss)		(13,520,627)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	160,537,901
Other affiliated issuers	(1,876,913)
Foreign currency transactions	20,978
Total net realized gain (loss)		158,681,966
Change in net unrealized appreciation (depreciation) on:
Investment securities	384,301,011
Assets and liabilities in foreign currencies	(4,275)
Total change in net unrealized appreciation (depreciation)		384,296,736
Net gain (loss)		542,978,702
Net increase (decrease) in net assets resulting from operations		$ 529,458,075

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(13,520,627)	$(17,826,237)
Net realized gain (loss)			158,681,966		238,493,623
Change in net unrealized appreciation (depreciation)			384,296,736		(429,856,074)
Net increase (decrease) in net assets resulting from operations			529,458,075		(209,188,688)
Share transactions
Proceeds from sales of shares			414,412,377		437,295,435
Cost of shares redeemed			(619,998,822)		(689,594,787)
Net increase (decrease) in net assets resulting from share transactions			(205,586,445)		(252,299,352)
Redemption fees				220,761	313,845
Total increase (decrease) in net assets			324,092,391		(461,174,195)

Net Assets
Beginning of period			1,487,399,941		1,948,574,136
End of period (including accumulated net investment loss of $3,835 and accumulated net investment loss
of $5,181, respectively)			$ 1,811,492,332		$ 1,487,399,941

Other Information
Shares
Sold				7,153,448	7,719,402
Redeemed				(10,864,160)	(12,571,982)
Net increase (decrease)				(3,710,712)	(4,852,580)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$49.04	$ 55.39	$ 38.42	$53.48	$71.46
Income from Investment Operations
Net investment income (loss)C	(.48)	(.52)	(.43)	(.36)	(.42)
Net realized and unrealized gain (loss)	19.49	(5.84)	17.39	(14.71)	(17.59)
Total from investment operations	19.01	(6.36)	16.96	(15.07)	(18.01)
Redemption fees added to paid in capitalC	01.01		.01	.01	.03
Net asset value, end of period	$68.06	$ 49.04	$ 55.39	$38.42	$53.48
Total ReturnA,B	38.78%	(11.46)%	44.17%	(28.16)%	(25.16)%
Ratios to Average Net AssetsD
Expenses before reductions	97%	.99%	1.17%	1.29%	1.11%
Expenses net of fee waivers, if any	97%	.99%	1.17%	1.29%	1.11%
Expenses net of all reductions	93%	.98%	1.15%	1.24%	1.09%
Net investment income (loss)	(.83)%	(.94)%	(.88)%	(.87)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,811,492	$1,487,400	$1,948,574	$ 1,484,303	$ 2,433,835
Portfolio turnover rate	63%	19%	50%	73%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Health Care Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Health Care	20.42%	3.26%	11.19%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 29, 1996. The chart shows how the value your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

15 Annual Report

Health Care Portfolio

Management’s Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Select Health Care Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

The fund gained 20.42% during the past year, handily outperforming both the S&P 500 and the Goldman Sachs® Health Care Index, which was up 14.85% . Good security selection in pharmaceuticals contributed the most to the fund’s outperformance of its sector benchmark. Particularly helpful were substantial underweightings in weak large-cap pharmaceutical stocks — such as Pfizer and Bristol-Myers Squibb — that were under pressure from lower-cost competitors. Security selection in biotechnology was another area of strength, led by an overweighted position in Genentech, which had two cancer drugs that showed better-than-expected clinical results in new applications. The fund also benefited from overweightings in several strong-performing managed care stocks, including Health Net, a California company that appeared to be a good candidate for acquisition. The fund was hurt by its underweighted position in medical device maker Guidant, a company whose share price climbed when it became the target in a protracted takeover battle. Overweighted positions in laboratory equipment maker Beckman Coulter, where accounting changes gave investors pause, and medical products company Baxter International, where turnaround momentum stalled, also detracted from relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

16

Health Care Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Pfizer, Inc.	8.8	1.8
Wyeth	5.2	3.8
UnitedHealth Group, Inc.	5.1	5.9
Merck & Co., Inc.	4.4	0.2
Johnson & Johnson	4.2	7.1
Amgen, Inc.	4.1	5.6
Genentech, Inc.	3.5	6.7
WellPoint, Inc.	2.5	2.6
Allergan, Inc.	2.3	1.5
Alcon, Inc.	2.0	2.1
	42.1

17 Annual Report

17

Health Care Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.8%
	Shares	Value (Note 1)

BEVERAGES – 0.3%
Soft Drinks – 0.3%
Hansen Natural Corp. (a)	71,489	$ 6,672,783
BIOTECHNOLOGY – 16.9%
Biotechnology – 16.9%
Acadia Pharmaceuticals, Inc. (a)	4,200	62,874
Affymetrix, Inc. (a)	200,500	7,119,755
Alizyme PLC (a)	71,600	208,805
Alnylam Pharmaceuticals, Inc. (a)	46,000	739,680
Altus Pharmaceuticals, Inc.	85,300	1,791,300
Amgen, Inc. (a)	1,306,604	98,635,536
Amylin Pharmaceuticals, Inc. (a)	199,500	8,654,310
Anadys Pharmaceuticals, Inc. (a)	17,100	222,300
Applera Corp.:
– Applied Biosystems Group	275,000	7,774,250
– Celera Genomics Group (a)	54,700	628,503
Arena Pharmaceuticals, Inc. (a)	21,000	371,910
Biogen Idec, Inc. (a)	384,700	18,177,075
BioMarin Pharmaceutical, Inc. (a)	453,053	5,925,933
Celgene Corp. (a)	306,800	11,658,400
Cephalon, Inc. (a)	69,000	5,484,120
Charles River Laboratories International, Inc. (a)	131,900	6,377,365
DOV Pharmaceutical, Inc. (a)	49,100	945,175
DUSA Pharmaceuticals, Inc. (a)	250,138	1,813,501
Exelixis, Inc. (a)	210,500	2,286,030
Genentech, Inc. (a)	982,400	84,181,856
Genzyme Corp. (a)	11,700	811,278
Gilead Sciences, Inc. (a)	575,700	35,848,839
Human Genome Sciences, Inc. (a)	175,500	2,197,260
ICOS Corp. (a)	204,100	4,924,933
Illumina, Inc. (a)	200	5,086
ImClone Systems, Inc. (a)	112,900	4,334,231
Inhibitex, Inc. (a)	23,000	186,760
Invitrogen Corp. (a)	98,500	6,986,605
Martek Biosciences (a)	76,800	2,617,344
MedImmune, Inc. (a)	300,770	10,975,097
Millennium Pharmaceuticals, Inc. (a)	403,200	4,225,536
Myogen, Inc. (a)	57,600	2,183,040
Nektar Therapeutics (a)	107,500	2,247,825
Neopharm, Inc. (a)	8,400	85,008
Neurocrine Biosciences, Inc. (a)	287,000	18,830,070
ONYX Pharmaceuticals, Inc. (a)	95,200	2,713,200
Panacos Pharmaceuticals, Inc. (a)	54,200	394,576
PDL BioPharma, Inc. (a)	148,000	4,633,880
Renovis, Inc. (a)	133,400	2,889,444
Rigel Pharmaceuticals, Inc. (a)	17,800	169,100
Seracare Life Sciences, Inc. (a)	113,000	1,266,730
Serologicals Corp. (a)	118,700	2,871,353
Solexa, Inc. (a)(d)	142,300	1,085,749
Techne Corp. (a)	108,500	6,452,495
Tercica, Inc. (a)	659,900	5,087,829

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

	Shares	Value (Note 1)
Theravance, Inc. (a)	19,900	$ 558,394
Vertex Pharmaceuticals, Inc. (a)	319,500	13,815,180
		401,455,520

CHEMICALS – 0.4%
Fertilizers & Agricultural Chemicals – 0.4%
Monsanto Co.	104,400	8,757,072
Syngenta AG sponsored ADR	9,300	264,306
		9,021,378

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Diversified Commercial & Professional Services – 0.2%
Advisory Board Co. (a)	94,323	5,090,612
PICO Holdings, Inc. (a)	10,616	358,502
		5,449,114
Human Resource & Employment Services – 0.2%
Kforce, Inc. (a)	178,400	2,160,424
On Assignment, Inc. (a)	178,458	1,979,099
		4,139,523
Office Services & Supplies – 0.1%
Mine Safety Appliances Co.	47,900	1,908,815
TOTAL COMMERCIAL SERVICES & SUPPLIES		11,497,452

DIVERSIFIED CONSUMER SERVICES – 0.1%
Specialized Consumer Services – 0.1%
Service Corp. International (SCI)	178,700	1,420,665
FOOD & STAPLES RETAILING – 0.2%
Drug Retail – 0.0%
CVS Corp.	3,600	101,988
Food Distributors – 0.1%
United Natural Foods, Inc. (a)	71,500	2,378,090
Food Retail – 0.1%
Whole Foods Market, Inc.	36,800	2,350,784
TOTAL FOOD & STAPLES RETAILING		4,830,862

FOOD PRODUCTS – 0.2%
Agricultural Products – 0.0%
Bunge Ltd.	21,400	1,213,166
Packaged Foods & Meats – 0.2%
Groupe Danone	34,400	3,977,799
Nestle SA sponsored ADR	2,900	213,730
		4,191,529

TOTAL FOOD PRODUCTS		5,404,695

HEALTH CARE EQUIPMENT & SUPPLIES – 17.6%
Health Care Equipment – 13.7%
Advanced Medical Optics, Inc. (a)	82,500	3,669,600
American Medical Systems Holdings, Inc. (a)	700	15,169
Aspect Medical Systems, Inc. (a)	383,100	10,263,249

19

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Health Care Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE EQUIPMENT & SUPPLIES – CONTINUED
Health Care Equipment – continued
Baxter International, Inc.	818,700	$ 30,987,795
Beckman Coulter, Inc.	43,700	2,357,615
Becton, Dickinson & Co.	473,700	30,245,745
Biomet, Inc.	40	1,456
Boston Scientific Corp. (a)	1,277,500	31,196,550
C.R. Bard, Inc.	294,600	19,293,354
China Medical Technologies, Inc. sponsored ADR (d)	83,900	2,898,745
Conceptus, Inc. (a)	241,200	3,456,396
CONMED Corp. (a)	100	1,936
Cyberonics, Inc. (a)	700	19,019
Cytyc Corp. (a)	354,700	10,226,001
Dade Behring Holdings, Inc.	116,900	4,264,512
Edwards Lifesciences Corp. (a)	300	12,405
Epix Pharmaceuticals, Inc. (a)	416,300	1,810,905
Fisher Scientific International, Inc. (a)	149,500	10,189,920
Hillenbrand Industries, Inc.	35,800	1,820,072
Hologic, Inc. (a)	86,900	4,156,427
Hospira, Inc. (a)	117,540	4,666,338
IDEXX Laboratories, Inc. (a)	38,800	3,048,904
Imaging Dynamics Co. Ltd. (a)	377,400	1,810,351
Integra LifeSciences Holdings Corp. (a)	100	3,984
IntraLase Corp. (a)(d)	230,100	4,263,753
Intuitive Surgical, Inc. (a)	122,400	11,040,480
Invacare Corp.	83,200	2,604,992
Kinetic Concepts, Inc. (a)	89,000	3,301,900
Medtronic, Inc.	468,860	25,294,997
Mentor Corp.	148,600	6,395,744
Natus Medical, Inc. (a)	202,303	4,037,968
NMT Medical, Inc. (a)	13,300	316,540
NuVasive, Inc. (a)	65,200	1,205,548
Optos PLC	340,200	1,411,342
Palomar Medical Technologies, Inc. (a)	3,600	115,020
Phonak Holding AG	3,574	172,714
PhotoMedex, Inc. (a)	334,004	744,829
Quidel Corp. (a)	700	7,868
ResMed, Inc. (a)	251,200	10,196,208
Respironics, Inc. (a)	127,800	4,646,808
SonoSite, Inc. (a)	200,400	8,088,144
St. Jude Medical, Inc. (a)	252,400	11,509,440
Stereotaxis, Inc. (a)	819,571	10,842,924
Steris Corp.	59,000	1,461,430
Stryker Corp.	78,800	3,642,136
Syneron Medical Ltd. (a)	313,500	8,589,900
Synthes, Inc.	20,791	2,270,933
Thermo Electron Corp. (a)	200,600	6,944,772
Varian Medical Systems, Inc. (a)	87,300	5,052,924
Waters Corp. (a)	235,521	10,063,812
Zimmer Holdings, Inc. (a)	67,900	4,697,322
		325,336,896

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

	Shares	Value (Note 1)
Health Care Supplies – 3.9%
Alcon, Inc.	403,400	$ 46,455,544
Arrow International, Inc.	64,198	1,986,286
Bausch & Lomb, Inc.	100	6,921
Cooper Companies, Inc.	93,800	4,921,686
Cynosure, Inc. Class A	9,800	180,223
DENTSPLY International, Inc.	99,000	5,642,010
DJ Orthopedics, Inc. (a)	284,600	9,926,848
ev3, Inc.	100	1,666
Gen-Probe, Inc. (a)	59,400	2,967,624
Haemonetics Corp. (a)	100	5,180
Immucor, Inc. (a)	58,000	1,729,560
Inverness Medical Innovations, Inc. (a)	121,000	3,205,290
Inverness Medical Innovations, Inc. (a)(e)	42,205	1,006,209
LifeCell Corp. (a)	100	2,206
Lifecore Biomedical, Inc. (a)	186,500	2,439,420
Medical Action Industries, Inc. (a)	100	2,368
Millipore Corp. (a)	93,130	6,456,703
NUCRYST Pharmaceuticals Corp.	223,000	2,276,812
Nutraceutical International Corp. (a)	223,300	3,208,821
West Pharmaceutical Services, Inc.	3,100	100,099
		92,521,476

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		417,858,372

HEALTH CARE PROVIDERS & SERVICES – 29.2%
Health Care Distributors & Services – 3.1%
AmerisourceBergen Corp.	151,800	6,981,282
Andrx Corp. (a)	97,000	1,901,200
Arcadia Resources, Inc. (a)	100	292
Cardinal Health, Inc.	332,600	24,146,760
Henry Schein, Inc. (a)	212,100	9,894,465
McKesson Corp.	554,500	30,015,085
Patterson Companies, Inc. (a)	100	3,604
Symbion Health Ltd.	448,500	1,115,513
		74,058,201
Health Care Facilities – 5.4%
Acibadem Saglik Hizmetleri AS	183,340	1,925,489
American Retirement Corp. (a)	711,600	19,156,272
Apollo Hospitals Enterprise Ltd.	61,375	738,302
Brookdale Senior Living, Inc.	551,500	18,260,165
Bumrungrad Hospital PCL (For. Reg.)	3,382,300	2,897,138
Capital Senior Living Corp. (a)	705,200	7,580,900
Community Health Systems, Inc. (a)	361,200	13,696,704
Genesis HealthCare Corp. (a)	700	27,825
HCA, Inc.	41,800	2,002,220
Health Management Associates, Inc. Class A	165,000	3,512,850
HealthSouth Corp. (a)	35,700	174,216
LCA-Vision, Inc.	700	30,520
LifePoint Hospitals, Inc. (a)	73,100	2,270,486
NovaMed Eyecare, Inc. (a)	12,500	92,500

21

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Health Care Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE PROVIDERS & SERVICES – CONTINUED
Health Care Facilities – continued
Odyssey Healthcare, Inc. (a)	285,734	$ 5,377,514
Psychiatric Solutions, Inc. (a)	408,200	13,482,846
Radiation Therapy Services, Inc. (a)	700	19,873
Sunrise Senior Living, Inc. (a)	99,900	3,542,454
Symbion, Inc. (a)	7,100	167,418
Tenet Healthcare Corp. (a)	236,500	1,865,985
Triad Hospitals, Inc. (a)	55,900	2,407,054
U.S. Physical Therapy, Inc. (a)	63,404	1,220,527
United Surgical Partners International, Inc. (a)	369,700	12,994,955
Universal Health Services, Inc. Class B	9,100	457,093
VCA Antech, Inc. (a)	541,700	15,140,515
		129,041,821
Health Care Services – 8.5%
American Dental Partners, Inc. (a)	137,521	1,791,899
Apria Healthcare Group, Inc. (a)	14,200	326,458
Caremark Rx, Inc. (a)	560,800	27,899,800
Cerner Corp. (a)	65,100	2,710,113
Chemed Corp.	280,200	15,534,288
Covance, Inc. (a)	118,400	6,683,680
Cross Country Healthcare, Inc. (a)	700	12,817
DaVita, Inc. (a)	298,200	17,411,898
Eclipsys Corp. (a)	453,600	11,666,592
Emdeon Corp. (a)	378,430	3,988,652
Emergency Medical Services Corp. Class A	151,800	2,038,674
Express Scripts, Inc. (a)	179,500	15,664,965
Fresenius Medical Care AG sponsored ADR	700	25,039
Gentiva Health Services, Inc. (a)	700	11,662
Health Grades, Inc. (a)	416,120	2,438,463
Healthways, Inc. (a)	336,300	14,645,865
I-trax, Inc. (a)	71,500	240,240
IMS Health, Inc.	271,800	6,550,380
Laboratory Corp. of America Holdings (a)	100	5,811
Lincare Holdings, Inc. (a)	103,000	4,212,700
Matria Healthcare, Inc. (a)	57,200	2,475,044
Medco Health Solutions, Inc. (a)	440,700	24,555,804
Nighthawk Radiology Holdings, Inc.	38,200	904,194
Omnicare, Inc.	234,900	14,293,665
PAREXEL International Corp. (a)	700	17,934
Pediatric Services of America, Inc. (a)	22,900	291,517
Pediatrix Medical Group, Inc. (a)	29,600	2,793,648
Pharmaceutical Product Development, Inc.	37,200	2,588,748
QMed, Inc. (a)	25,000	236,000
Quest Diagnostics, Inc.	100	5,287
RehabCare Group, Inc. (a)	126,000	2,542,680
ResCare, Inc. (a)	390,811	7,147,933
SFBC International, Inc. (a)(d)	105,900	2,499,240

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

	Shares	Value (Note 1)
Systems Xcellence, Inc. (a)	71,500	$ 241,029
WebMD Health Corp. Class A (d)	177,414	6,592,704
		201,045,423
Managed Health Care – 12.2%
Aetna, Inc.	837,400	42,707,400
AMERIGROUP Corp. (a)	197,200	4,218,108
CIGNA Corp.	109,800	13,477,950
Coventry Health Care, Inc. (a)	43,000	2,563,660
Health Net, Inc. (a)	585,800	28,089,110
Healthspring, Inc.	26,100	615,960
Humana, Inc. (a)	220,100	11,372,567
Magellan Health Services, Inc. (a)	37,200	1,420,668
Sierra Health Services, Inc. (a)	135,400	5,644,826
UnitedHealth Group, Inc.	2,086,220	121,480,591
Wellcare Health Plans, Inc. (a)	24,000	934,800
WellPoint, Inc. (a)	762,700	58,567,733
		291,093,373

TOTAL HEALTH CARE PROVIDERS & SERVICES		695,238,818

HOTELS, RESTAURANTS & LEISURE – 0.0%
Leisure Facilities – 0.0%
Life Time Fitness, Inc. (a)	6,700	281,132
HOUSEHOLD DURABLES – 0.1%
Consumer Electronics – 0.1%
Koninklijke Philips Electronics NV (NY Shares)	72,200	2,347,944
INTERNET & CATALOG RETAIL – 0.5%
Internet Retail – 0.5%
NutriSystem, Inc. (a)(d)	287,500	12,353,875
PERSONAL PRODUCTS – 1.0%
Personal Products – 1.0%
Herbalife Ltd. (a)	733,700	22,737,363
NBTY, Inc. (a)	100,600	2,203,140
		24,940,503

PHARMACEUTICALS – 32.8%
Pharmaceuticals – 32.8%
Abbott Laboratories	205,900	9,096,662
Adams Respiratory Therapeutics, Inc.	36,202	1,357,937
Allergan, Inc.	497,100	53,816,046
American Pharmaceutical Partners, Inc. (a)	100	3,024
Astellas Pharma, Inc.	95,400	3,656,773
AstraZeneca PLC sponsored ADR	100	4,625
Axcan Pharma, Inc. (a)	71,500	864,683
Barr Pharmaceuticals, Inc. (a)	193,800	13,019,484
Bristol-Myers Squibb Co.	100	2,310
Collagenex Pharmaceuticals, Inc. (a)	91,500	1,212,375
Dr. Reddy’s Laboratories Ltd. sponsored ADR	15,500	445,935
Endo Pharmaceuticals Holdings, Inc. (a)	181,400	5,717,728

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

23

Health Care Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

PHARMACEUTICALS – CONTINUED
Pharmaceuticals – continued
First Horizon Pharmaceutical Corp. (a)	140,400	$ 2,881,008
Flamel Technologies SA sponsored ADR (a)	100	2,386
Forest Laboratories, Inc. (a)	590,800	27,117,720
GlaxoSmithKline PLC sponsored ADR	100	5,082
Impax Laboratories, Inc. (a)	26,400	295,680
Johnson & Johnson	1,746,584	100,690,568
King Pharmaceuticals, Inc. (a)	315,000	5,118,750
Kos Pharmaceuticals, Inc. (a)	81,003	3,553,602
Labopharm, Inc. (a)	15,000	115,786
Mayne Pharma Ltd. (a)	586,300	1,205,777
Medicis Pharmaceutical Corp. Class A	286,300	8,142,372
Merck & Co., Inc.	3,033,300	105,740,838
MGI Pharma, Inc. (a)	90,800	1,600,804
Mylan Laboratories, Inc.	170,800	3,928,400
Novartis AG sponsored ADR	58,400	3,109,800
Par Pharmaceutical Companies, Inc. (a)	44,000	1,308,560
Penwest Pharmaceuticals Co. (a)	170,100	3,954,825
Pfizer, Inc.	7,960,510	208,485,757
Ranbaxy Laboratories Ltd. sponsored GDR	170,608	1,625,894
Roche Holding AG (participation certificate) (d)	113,003	16,701,309
Salix Pharmaceuticals Ltd. (a)	920,100	14,500,776
Sanofi-Aventis sponsored ADR	184,500	7,865,235
Schering-Plough Corp.	609,200	11,270,200
Schwarz Pharma AG sponsored ADR	100	6,355
Sepracor, Inc. (a)	129,800	7,438,838
Takeda Pharamaceutical Co. Ltd.	39,600	2,192,531
Taro Pharmaceutical Industries Ltd. (a)	10,700	176,871
Teva Pharmaceutical Industries Ltd. sponsored ADR	615,463	25,843,291
Valeant Pharmaceuticals International	34,700	618,354
ViroPharma, Inc. (a)	116,600	2,256,210
Watson Pharmaceuticals, Inc. (a)	38,500	1,154,230
Wyeth	2,479,770	123,492,546
		781,597,937

REAL ESTATE – 0.0%
Real Estate Investment Trusts – 0.0%
Ventas, Inc.	7,100	220,100
TEXTILES, APPAREL & LUXURY GOODS – 0.0%
Apparel, Accessories & Luxury Goods – 0.0%
Quiksilver, Inc. (a)	100	1,450
Under Armour, Inc. Class A	100	2,819
		4,269

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

	Shares	Value (Note 1)
Footwear – 0.0%
NIKE, Inc. Class B	100	$8,678
TOTAL TEXTILES, APPAREL & LUXURY GOODS		12,947
TOTAL COMMON STOCKS
(Cost $1,897,637,701)	2,375,154,983
Nonconvertible Preferred Stocks — 0.0%

BIOTECHNOLOGY – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(e)
(Cost $604,395)	111,000	111
Money Market Funds — 1.9%
Fidelity Cash Central Fund, 4.57% (b)	2,410,236	2,410,236
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	42,771,148	42,771,148
TOTAL MONEY MARKET FUNDS
(Cost $45,181,384)		45,181,384
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $1,943,423,480)	2,420,336,478

NET OTHER ASSETS – (1.7)%		(40,013,241)
NET ASSETS – 100%	$ 2,380,323,237

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,006,320 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
GeneProt, Inc. Series A	7/7/00	$ 604,395
Inverness Medical Innovations, Inc.	2/8/06	$ 1,030,224

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

25

Health Care Portfolio
Investments - continued

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 482,406
Fidelity Securities Lending Cash Central Fund	277,466
Total	$ 759,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $41,197,837) — See accompanying schedule:
Unaffiliated issuers (cost $1,898,242,096)	$2,375,155,094
Affiliated Central Funds (cost $45,181,384)	45,181,384
Total Investments (cost $1,943,423,480)		$2,420,336,478
Cash		43,056
Foreign currency held at value (cost $1,491,905)		1,491,905
Receivable for investments sold		5,442,942
Receivable for fund shares sold		4,565,583
Dividends receivable		2,891,421
Interest receivable		13,604
Prepaid expenses		8,725
Other affiliated receivables		19,578
Other receivables		174,253
Total assets		2,434,987,545

Liabilities
Payable for investments purchased	$6,977,290
Payable for fund shares redeemed	3,100,843
Accrued management fee	1,116,483
Other affiliated payables	653,239
Other payables and accrued expenses	45,305
Collateral on securities loaned, at value	42,771,148
Total liabilities		54,664,308

Net Assets		$ 2,380,323,237
Net Assets consist of:
Paid in capital		$1,667,909,412
Accumulated net investment loss		(58,050)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		235,568,087
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		476,903,788
Net Assets, for 17,113,095 shares outstanding		$ 2,380,323,237
Net Asset Value, offering price and redemption price per share ($2,380,323,237 ÷ 17,113,095 shares)		$ 139.09

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$ 15,716,833
Interest		14,724
Income from affiliated Central Funds (including $277,466 from security lending)		759,872
Total income		16,491,429

Expenses
Management fee	$12,561,974
Transfer agent fees	6,401,782
Accounting and security lending fees
	853,509
Independent trustees’ compensation	9,330
Appreciation in deferred trustee compensation account	5,547
Custodian fees and expenses	87,276
Registration fees	93,105
Audit	45,489
Legal	11,148
Interest	7,811
Miscellaneous	23,337
Total expenses before reductions	20,100,308
Expense reductions	(937,237)	19,163,071

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Health Care Portfolio
Financial Statements - continued

Net investment income (loss)		(2,671,642)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	467,871,640
Foreign currency transactions	53,880
Total net realized gain (loss)		467,925,520
Change in net unrealized appreciation (depreciation) on:
Investment securities	(62,059,830)
Assets and liabilities in foreign currencies	(9,210)
Total change in net unrealized appreciation (depreciation)		(62,069,040)
Net gain (loss)		405,856,480
Net increase (decrease) in net assets resulting from operations		$ 403,184,838

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(2,671,642)	$	2,249,911
Net realized gain (loss)				467,925,520		62,712,506
Change in net unrealized appreciation (depreciation)				(62,069,040)		(11,381,747)
Net increase (decrease) in net assets resulting from operations				403,184,838		53,580,670
Distributions to shareholders from net investment income				(592,623)		(2,031,580)
Distributions to shareholders from net realized gain				(214,985,606)		—
Total distributions				(215,578,229)		(2,031,580)
Share transactions
Proceeds from sales of shares				714,309,159		311,473,261
Reinvestment of distributions				202,655,649		1,902,938
Cost of shares redeemed				(630,625,737)		(494,547,994)
Net increase (decrease) in net assets resulting from share transactions				286,339,071		(181,171,795)
Redemption fees				126,010		91,866
Total increase (decrease) in net assets				474,071,690		(129,530,839)

Net Assets
Beginning of period			1,906,251,547			2,035,782,386
End of period (including accumulated net investment loss of $58,050 and undistributed net investment income
of $476,847, respectively)			$ 2,380,323,237		$ 1,906,251,547

Other Information
Shares
Sold				5,197,779		2,545,356
Issued in reinvestment of distributions				1,471,110		15,395
Redeemed				(4,557,268)		(4,062,696)
Net increase (decrease)				2,111,621		(1,501,945)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$127.07	$ 123.36	$ 99.56	$121.42		$134.00
Income from Investment Operations
Net investment income (loss)C	(.17)	.14	.13	.23		.17
Net realized and unrealized gain (loss)	25.97	3.69	23.84	(19.48)		(12.45)
Total from investment operations	25.80	3.83	23.97	(19.25)		(12.28)
Distributions from net investment income	(.04)	(.13)	(.18)	(.20)		(.13)
Distributions from net realized gain	(13.75)	—	—	(2.42)		(.19)
Total distributions	(13.79)	(.13)	(.18)	(2.62)		(.32)
Redemption fees added to paid in capitalC	01.01		.01	.01		.02
Net asset value, end of period	$139.09	$ 127.07	$ 123.36	$99.56		$121.42
Total ReturnA,B	20.42%	3.12%	24.11%	(16.14)%		(9.15)%
Ratios to Average Net AssetsD
Expenses before reductions	91%	.93%	1.02%	1.05%		.99%
Expenses net of fee waivers, if any	91%	.93%	1.02%	1.05%		.99%
Expenses net of all reductions	87%	.92%	.99%	.99%		.96%
Net investment income (loss)	(.12)%	.11%	.12%	.22%		.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,380,323	$1,906,252	$2,035,782	$ 1,748,459		$ 2,367,412
Portfolio turnover rate	120%	32%	104%	139%		135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

29

Annual Report

Medical Delivery Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Medical Delivery	24.54%	17.76%	11.25%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

30

Medical Delivery Portfolio

Management’s Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Fidelity® Select Medical Delivery Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months ending February 28, 2006, the fund returned 24.54%, outperforming the S&P 500 and the 14.85% return of the Goldman Sachs® Health Care Index. Strong stock selection and an overweighting in the managed health care group helped the fund most relative to the sector benchmark, followed by positive security selection and an underweighting in pharmaceuticals. Solid stock picking and an overweighting in health care distributors also helped. Carrying a significant underweighting in biotechnology — which lies outside the scope of this fund — ate into returns, as did a weak stock pick in industrial conglomerates. The fund benefited from carrying a significant underweighting in index heavyweight and pharmaceutical giant Johnson & Johnson, which it did not own at period end. Several managed care companies were among the top performers, including Health Net, Humana, UnitedHealth Group and Aetna. Drug distributor McKesson also offered strong performance, as did an out-of-benchmark position in Teva Pharmaceutical. On the downside, not owning Genentech and underweighting Gilead Sciences, both biotechnology firms in the index, held back the fund’s performance. The fund also lost ground with industrial conglomerate Tyco International and health care equipment provider Kinetic Concepts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

31 31 Annual Report

Medical Delivery Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
UnitedHealth Group, Inc.	9.1	9.5
Medco Health Solutions, Inc.	6.8	1.7
Omnicare, Inc.	6.3	0.0
Aetna, Inc.	6.1	6.1
CIGNA Corp.	5.7	0.5
Health Net, Inc.	5.4	5.2
Humana, Inc.	5.4	3.4
McKesson Corp.	5.2	6.1
Caremark Rx, Inc.	4.6	4.1
WellPoint, Inc.	4.3	6.5
	58.9

Annual Report

32

Medical Delivery Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.7%
	Shares	Value (Note 1)

BIOTECHNOLOGY – 0.7%
Biotechnology – 0.7%
Alnylam Pharmaceuticals, Inc. (a)	37,900	$ 609,432
Cepheid, Inc. (a)	5,000	45,800
DUSA Pharmaceuticals, Inc. (a)	175,000	1,268,750
Gilead Sciences, Inc. (a)	50,000	3,113,500
Martek Biosciences (a)(e)	100,250	3,416,520
Seracare Life Sciences, Inc. (a)	100,000	1,121,000
Theravance, Inc. (a)	12,800	359,168
		9,934,170

COMMERCIAL SERVICES & SUPPLIES – 0.2%
Diversified Commercial & Professional Services – 0.0%
Healthcare Services Group, Inc.	10,000	184,600
Human Resource & Employment Services – 0.2%
Watson Wyatt Worldwide, Inc. Class A	108,800	3,324,928

TOTAL COMMERCIAL SERVICES & SUPPLIES		3,509,528

DIVERSIFIED CONSUMER SERVICES – 5.3%
Specialized Consumer Services – 5.3%
Alderwoods Group, Inc. (a)	120,489	2,057,952
Carriage Services, Inc. Class A (a)	506,549	2,512,483
Service Corp. International (SCI)	5,454,930	43,366,694
Weight Watchers International, Inc. (a)	579,800	30,422,106
		78,359,235

FOOD & STAPLES RETAILING – 1.4%
Drug Retail – 0.3%
Allion Healthcare, Inc.	60,000	993,000
Cosmos Pharmaceutical Corp.	70,000	2,104,796
Rite Aid Corp. (a)	475,000	1,752,750
		4,850,546
Food Retail – 1.1%
Safeway, Inc.	670,000	16,287,700

TOTAL FOOD & STAPLES RETAILING		21,138,246

HEALTH CARE EQUIPMENT & SUPPLIES – 5.2%
Health Care Equipment – 3.6%
Abiomed, Inc. (a)	500	5,200
Aspect Medical Systems, Inc. (a)	376,100	10,075,719
IDEXX Laboratories, Inc. (a)	10,000	785,800
INAMED Corp. (a)	145,000	12,822,350
Kinetic Concepts, Inc. (a)	277,400	10,291,540
Mentor Corp.	6,600	284,064
NeuroMetrix, Inc. (a)	57,700	2,072,584
Phonak Holding AG	15,000	724,875
PhotoMedex, Inc. (a)	100,000	223,000
Quidel Corp. (a)	80,000	899,200
Syneron Medical Ltd. (a)(e)	540,300	14,804,220
William Demant Holding AS (a)	10,000	582,320
		53,570,872
33

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Medical Delivery Portfolio
Investments - continued

	Shares	Value (Note 1)
Health Care Supplies – 1.6%
Align Technology, Inc. (a)	5,000	$ 40,800
Coloplast AS Series B	12,500	834,738
Cynosure, Inc. Class A	60,000	1,103,406
Inverness Medical Innovations, Inc. (a)	778,600	20,625,114
Regeneration Technologies, Inc. (a)	50,000	367,500
		22,971,558

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		76,542,430

HEALTH CARE PROVIDERS & SERVICES – 81.7%
Health Care Distributors & Services – 7.5%
Cardinal Health, Inc.	58,300	4,232,580
DrugMax, Inc. (a)	677,500	609,750
Henry Schein, Inc. (a)	429,200	20,022,180
McKesson Corp.	1,418,000	76,756,340
NationsHealth, Inc. (a)	65,904	282,069
Patterson Companies, Inc. (a)	215,135	7,753,465
PSS World Medical, Inc. (a)	65,000	1,123,200
		110,779,584
Health Care Facilities – 7.9%
Acibadem Saglik Hizmetleri AS	276,000	2,898,630
American Retirement Corp. (a)	259,000	6,972,280
AmSurg Corp. (a)	50,500	1,106,455
Apollo Hospitals Enterprise Ltd.	966,565	11,627,160
Bangkok Dusit Medical Service PCL Class F (For. Reg.)	1,772,600	1,074,166
Brookdale Senior Living, Inc.	440,000	14,568,400
Bumrungrad Hospital PCL (For. Reg.)	2,268,300	1,942,931
Capital Senior Living Corp. (a)	180,000	1,935,000
Community Health Systems, Inc. (a)	736,700	27,935,664
Emeritus Corp. (a)	115,000	2,863,500
Five Star Quality Care, Inc. (a)	35,000	290,500
Health Management Associates, Inc. Class A	185,600	3,951,424
HealthSouth Corp. (a)	2,180	10,638
Kindred Healthcare, Inc. (a)	100	2,162
LifePoint Hospitals, Inc. (a)	2,200	68,332
Medcath Corp. (a)	40,000	916,800
Odyssey Healthcare, Inc. (a)	50,000	941,000
Radiation Therapy Services, Inc. (a)	440,964	12,518,968
Sunrise Senior Living, Inc. (a)	256,400	9,091,944
Symbion, Inc. (a)	50,000	1,179,000
Tenet Healthcare Corp. (a)	100	789
Triad Hospitals, Inc. (a)	117,500	5,059,550
U.S. Physical Therapy, Inc. (a)	409,552	7,883,876
United Surgical Partners International, Inc. (a)	3,750	131,813
Universal Health Services, Inc. Class B	500	25,115
VCA Antech, Inc. (a)	30,000	838,500
		115,834,597

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE PROVIDERS & SERVICES – CONTINUED
Health Care Services – 27.2%
Allied Healthcare International, Inc. (a)	90,321	$ 437,154
Allscripts Healthcare Solutions, Inc. (a)(e)	290,000	5,437,500
American Dental Partners, Inc. (a)	113,488	1,478,749
AMICAS, Inc. (a)	50,000	245,500
AMN Healthcare Services, Inc. (a)	60,000	1,244,400
Apria Healthcare Group, Inc. (a)	95,500	2,195,545
Caremark Rx, Inc. (a)	1,353,500	67,336,625
Cerner Corp. (a)	197,401	8,217,804
Covance, Inc. (a)	185,700	10,482,765
DaVita, Inc. (a)	233,700	13,645,743
Diagnosticos da America SA (a)	105,000	2,565,837
Emageon, Inc.	188,698	3,311,650
Emdeon Corp. (a)	150,000	1,581,000
Emergency Medical Services Corp. Class A	240,600	3,231,258
Express Scripts, Inc. (a)	400	34,908
Health Grades, Inc. (a)	879,570	5,154,280
Healthways, Inc. (a)	207,948	9,056,135
HMS Holdings Corp. (a)	646,929	5,563,589
Hooper Holmes, Inc.	5,000	14,200
Lincare Holdings, Inc. (a)	100	4,090
Medco Health Solutions, Inc. (a)	1,795,900	100,067,548
Nighthawk Radiology Holdings, Inc.	50,000	1,183,500
Omnicare, Inc.	1,511,500	91,974,775
Pediatric Services of America, Inc. (a)	37,500	477,375
Pharmaceutical Product Development, Inc.	400	27,836
Phase Forward, Inc. (a)	100,000	994,000
PRA International (a)	835,046	22,003,462
Providence Service Corp. (a)	20,000	616,600
Quest Diagnostics, Inc.	129,900	6,867,813
RehabCare Group, Inc. (a)	213,800	4,314,484
Rural/Metro Corp. (a)(f)	1,957,400	16,872,788
SFBC International, Inc. (a)(e)	45,400	1,071,440
TriZetto Group, Inc. (a)	115,000	1,927,400
VistaCare, Inc. Class A (a)	236,100	3,199,155
Vital Images, Inc. (a)	152,997	5,079,500
WebMD Health Corp. Class A (e)	63,400	2,355,944
		400,272,352
Managed Health Care – 39.1%
Aetna, Inc.	1,742,800	88,882,800
AMERIGROUP Corp. (a)	342,600	7,328,214
Centene Corp. (a)	1,800	49,230
CIGNA Corp.	681,900	83,703,225
Coventry Health Care, Inc. (a)	317,700	18,941,274
Health Net, Inc. (a)	1,663,500	79,764,825
Healthspring, Inc.	123,000	2,902,800
Humana, Inc. (a)	1,540,700	79,607,969
Molina Healthcare, Inc. (a)	1,473	41,848

	Shares	Value (Note 1)
National Medical Health Card Systems, Inc. (a)	35,000	$ 1,058,750

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

35

Medical Delivery Portfolio
Investments - continued

Sierra Health Services, Inc. (a)	270,600	11,281,314
UnitedHealth Group, Inc.	2,291,092	133,410,289
Wellcare Health Plans, Inc. (a)	92,800	3,614,560
WellPoint, Inc. (a)	824,100	63,282,639
		573,869,737

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,200,756,270

HOTELS, RESTAURANTS & LEISURE – 0.2%
Leisure Facilities – 0.2%
Life Time Fitness, Inc. (a)	63,700	2,672,852
INDUSTRIAL CONGLOMERATES – 0.1%
Industrial Conglomerates – 0.1%
Max India Ltd. (a)	50,000	879,277
Tyco International Ltd.	6,800	175,372
		1,054,649

INSURANCE – 1.1%
Life & Health Insurance – 1.1%
Ceres Group, Inc. (a)	150,000	811,500
China Life Insurance Co. Ltd. ADR (a)	55,000	2,501,400
Discovery Holdings Ltd. (a)	99,910	398,312
Universal American Financial Corp. (a)	838,300	12,700,245
		16,411,457

INTERNET & CATALOG RETAIL – 0.9%
Internet Retail – 0.9%
NutriSystem, Inc. (a)(e)	297,656	12,790,278
PERSONAL PRODUCTS – 0.2%
Personal Products – 0.2%
Herbalife Ltd. (a)	10,000	309,900
Natura Cosmeticos SA	36,600	2,094,482
Nature’s Sunshine Products, Inc.	10,000	169,700
		2,574,082

PHARMACEUTICALS – 2.7%
Pharmaceuticals – 2.7%
Adams Respiratory Therapeutics, Inc.	75,551	2,833,918
Allergan, Inc.	152,500	16,509,650
Atherogenics, Inc. (a)	57,100	920,452
Barr Pharmaceuticals, Inc. (a)	22,500	1,511,550
Cipla Ltd.	300	3,741
Endo Pharmaceuticals Holdings, Inc. (a)	20,000	630,400
Strides Arcolab Ltd.	20,000	157,199
Teva Pharmaceutical Industries Ltd. sponsored ADR	258,000	10,833,420
ViroPharma, Inc. (a)	309,900	5,996,565
		39,396,895

See accompanying notes which are an integral part of the financial statements.

Annual Report 36

Common Stocks – continued
	Shares	Value (Note 1)
SOFTWARE – 0.0%
Systems Software – 0.0%
DATATRAK International, Inc. (a)	40,000	$300,000
TOTAL COMMON STOCKS
(Cost $1,226,061,720)	1,465,440,092
Nonconvertible Bonds — 0.1%
	Principal
	Amount
HEALTH CARE PROVIDERS & SERVICES – 0.1%
Health Care Services – 0.1%
Rural/Metro Corp.:
0% 3/15/16 (d)	$ 2,790,000	1,994,850
9.875% 3/15/15	20,000	21,700
TOTAL NONCONVERTIBLE BONDS
(Cost $1,713,242)		2,016,550
Money Market Funds — 2.3%
	Shares
Fidelity Cash Central Fund, 4.57% (b)	8,692,227	8,692,227
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	24,673,650	24,673,650
TOTAL MONEY MARKET FUNDS
(Cost $33,365,877)		33,365,877
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $1,261,140,839)	1,500,822,519

NET OTHER ASSETS – (2.1)%		(30,961,471)
NET ASSETS – 100%	$ 1,469,861,048

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. (e) Security or a portion of the security is on loan at period end.

(f) Affiliated company

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,381,356
Fidelity Securities Lending Cash Central Fund	114,604
$1,495,960

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

37

Medical Delivery Portfolio
Investments - continued

	Value,				Value,
	beginning		Sales	Dividend	end of
Affiliate	of period	Purchases	Proceeds	Income	period
Rural/Metro Corp.	$ 54,736	$ 15,040,199	$—	$—	$ 16,872,788

See accompanying notes which are an integral part of the financial statements.

Annual Report 38

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $23,666,360) — See accompanying schedule:
Unaffiliated issuers (cost $1,212,682,228)	$1,450,583,854
Affiliated Central Funds (cost $33,365,877)	33,365,877
Other affiliated issuers (cost $15,092,734)	16,872,788
Total Investments (cost $1,261,140,839)		$1,500,822,519
Receivable for investments sold		11,016,382
Receivable for fund shares sold		5,219,992
Dividends receivable		104,632
Interest receivable		26,431
Prepaid expenses		5,057
Other affiliated receivables		380
Other receivables		110,271
Total assets		1,517,305,664

Liabilities
Payable for investments purchased	$8,372,074
Payable for fund shares redeemed	13,003,207
Accrued management fee	706,136
Other affiliated payables	410,895
Other payables and accrued expenses	278,654
Collateral on securities loaned, at value	24,673,650
Total liabilities		47,444,616

Net Assets		$ 1,469,861,048
Net Assets consist of:
Paid in capital		$1,181,855,067
Accumulated net investment loss		(953)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,538,908
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		239,468,026
Net Assets, for 26,732,934 shares outstanding		$ 1,469,861,048
Net Asset Value, offering price and redemption price per share ($1,469,861,048 ÷ 26,732,934 shares)		$54.98

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$2,209,125
Interest		302,424
Income from affiliated Central Funds (including $114,604 from security lending)		1,495,960
Total income		4,007,509

Expenses
Management fee	$7,339,423
Transfer agent fees	4,013,992
Accounting and security lending fees
	528,440
Independent trustees’ compensation	5,442
Custodian fees and expenses	89,945
Registration fees	172,045
Audit	39,635
Legal	6,576
Interest	9,529
Miscellaneous	8,972
Total expenses before reductions	12,213,999
Expense reductions	(574,170)	11,639,829

Net investment income (loss)		(7,632,320)

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Medical Delivery Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $173,004)	87,150,431
Foreign currency transactions	(32,246)
Total net realized gain (loss)		87,118,185
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $214,748)	181,512,443
Assets and liabilities in foreign currencies	1,866
Total change in net unrealized appreciation (depreciation)		181,514,309
Net gain (loss)		268,632,494
Net increase (decrease) in net assets resulting from operations		$ 261,000,174

See accompanying notes which are an integral part of the financial statements.

Annual Report 40

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$(7,632,320)		$(1,944,302)
Net realized gain (loss)			87,118,185		71,191,513
Change in net unrealized appreciation (depreciation)			181,514,309		29,777,960
Net increase (decrease) in net assets resulting from operations			261,000,174		99,025,171
Distributions to shareholders from net realized gain			(63,142,749)		—
Share transactions
Proceeds from sales of shares			1,611,776,758		807,944,418
Reinvestment of distributions			60,447,547		—
Cost of shares redeemed			(1,106,838,737)		(411,306,636)
Net increase (decrease) in net assets resulting from share transactions			565,385,568		396,637,782
Redemption fees			435,074		264,708
Total increase (decrease) in net assets			763,678,067		495,927,661

Net Assets
Beginning of period			706,182,981		210,255,320
End of period (including accumulated net investment loss of $953 and accumulated net investment loss
of $1,105, respectively)			$ 1,469,861,048		$706,182,981

Other Information
Shares
Sold			31,776,334		19,232,382
Issued in reinvestment of distributions			1,194,823		—
Redeemed			(21,329,025)		(10,559,063)
Net increase (decrease)			11,642,132		8,673,319

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$46.80	$ 32.76	$ 22.84	$26.49	$25.74
Income from Investment Operations
Net investment income (loss)C	(.31)	(.28)	(.30)	(.28)	(.20)
Net realized and unrealized gain (loss)	11.41	14.28	10.20	(3.46)	.91
Total from investment operations	11.10	14.00	9.90	(3.74)	.71
Distributions from net realized gain	(2.94)	—	—	—	—
Redemption fees added to paid in capitalC		02.04	.02	.09	.04
Net asset value, end of period	$54.98	$ 46.80	$ 32.76	$22.84	$26.49
Total ReturnA,B	24.54%	42.86%	43.43%	(13.78)%	2.91%
Ratios to Average Net AssetsD
Expenses before reductions	95%	1.03%	1.30%	1.25%	1.22%
Expenses net of fee waivers, if any	95%	1.03%	1.30%	1.25%	1.22%
Expenses net of all reductions	91%	.92%	1.24%	1.13%	1.19%
Net investment income (loss)	(.60)%	(.72)%	(1.11)%	(.99)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,469,861	$ 706,183	$ 210,255	$ 117,635	$ 139,252
Portfolio turnover rate	106%	244%	196%	269%	106%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

41

Annual Report

Medical Equipment and Systems Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Life of
	year	years	fundA
Select Medical Equipment and Systems	7.36%	10.85%	16.30%

A From April 28, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed

Annual Report

42

Medical Equipment and Systems Portfolio

Management’s Discussion of Fund Performance

Comments from Aaron Cooper, Portfolio Manager of Fidelity® Select Medical Equipment and Systems Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Select Medical Equipment and Systems was up 7.36% during the past year, lagging both the S&P 500 and the Goldman Sachs® Health Care Index, which gained 14.85% . The fund’s narrow focus shielded it from the still-weak performance of the health care sector’s pharmaceuticals group, but it also meant the fund missed the recent upside in the biotechnology group, which was the sector’s best-performing component during the period. Not owning Genentech, a particularly strong biotech stock, was the biggest drag on performance relative to the Goldman Sachs benchmark. Meanwhile, the medical equipment segment, which produced few significant product innovations during the period, was one of the index’s weakest performers, further dampening the fund’s relative results. Competitive concerns drove down the stock prices of several “med-tech” equipment manufacturers, including Kinetic Concepts, which makes wound-care products; diagnostic equipment company Beckman Coulter; and Boston Scientific, whose core business is producing drug-eluting coronary stents. Fortunately, good stock picking within the fund’s principal universe helped offset some of the shortfall versus the index, with such names as Alcon, the Swiss vision care company, and Allergan, which produces both eye care and cosmetic products, both helping to boost performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

43 43 Annual Report

Medical Equipment and Systems Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Johnson & Johnson	9.5	7.6
Allergan, Inc.	8.6	4.9
Becton, Dickinson & Co.	6.4	4.5
Baxter International, Inc.	6.2	5.6
Boston Scientific Corp.	5.8	2.8
Alcon, Inc.	5.5	7.5
St. Jude Medical, Inc.	5.2	4.4
Guidant Corp.	4.8	4.9
C.R. Bard, Inc.	4.2	4.1
Cooper Companies, Inc.	4.0	1.1
	60.2

Annual Report 44

Medical Equipment and Systems Portfolio
Investments February 28,	2006
Showing Percentage of Net Assets

Common Stocks — 99.8%
		Shares	Value (Note

BIOTECHNOLOGY – 5.2%
Biotechnology – 5.2%
Affymetrix, Inc. (a)		192,230	$ 6,826,087
Alnylam Pharmaceuticals, Inc. (a)		556,600	8,950,128
BioSphere Medical, Inc. (a)		320,484	2,435,678
BioSphere Medical, Inc. (a)(f)		150,000	1,026,000
CuraGen Corp. (a)		112,900	563,371
deCODE genetics, Inc. (a)		203,500	1,916,970
DUSA Pharmaceuticals, Inc. (a)(d)(e)		1,145,200	8,302,700
Epigenomics AG (a)		63,300	422,576
Illumina, Inc. (a)		95,274	2,422,818
Invitrogen Corp. (a)		113,300	8,036,369
MannKind Corp. (a)		70,500	1,218,945
QIAGEN NV (a)		206,100	3,072,951
Seracare Life Sciences, Inc. (a)(e)		744,800	8,349,208
Serologicals Corp. (a)		109,700	2,653,643
Sirna Therapeutics, Inc. (a)(d)		122,400	752,760
Solexa, Inc. (a)(d)		152,261	1,161,751
			58,111,955

CHEMICALS – 0.3%
Specialty Chemicals – 0.3%
Lonza Group AG		44,900	2,914,162
COMMERCIAL SERVICES & SUPPLIES – 0.3%
Diversified Commercial & Professional Services – 0.3%
Advisory Board Co. (a)		64,400	3,475,668
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.3%
Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc. (a)		94,500	3,402,000
HEALTH CARE EQUIPMENT & SUPPLIES – 72.2%
Health Care Equipment – 56.1%
Advanced Medical Optics, Inc. (a)(d)		476,994	21,216,693
Aspect Medical Systems, Inc. (a)		811,400	21,737,406
Baxter International, Inc.		1,819,220	68,857,477
Becton, Dickinson & Co.		1,126,600	71,933,410
Boston Scientific Corp. (a)(d)		2,649,000	64,688,580
C.R. Bard, Inc.		712,300	46,648,527
Conceptus, Inc. (a)		885,800	12,693,514
Conor Medsystems, Inc. (a)		127,800	3,290,850
Cyberonics, Inc. (a)		103,100	2,801,227
Cytyc Corp. (a)		502,200	14,478,426
Dade Behring Holdings, Inc.		120,100	4,381,248
Edwards Lifesciences Corp. (a)		129,300	5,346,555
GN Store Nordic AS		86,600	1,155,229
Guidant Corp.		691,900	53,110,244
Intermagnetics General Corp. (a)		92,950	2,734,589
IntraLase Corp. (a)		58,300	1,080,299
Kinetic Concepts, Inc. (a)		195,300	7,245,630
Kyphon, Inc. (a)		131,700	4,703,007
Medtronic, Inc.		204,900	11,054,355
Mentor Corp.		121,500	5,229,360
Meridian Bioscience, Inc.		1,050	23,405

45

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Medical Equipment and Systems Portfolio
Investments - continued

	Shares	Value (Note 1)
NeuroMetrix, Inc. (a)	571,900	$ 20,542,648
NMT Medical, Inc. (a)(d)	376,804	8,967,935
Nobel Biocare Holding AG (Switzerland)	32,628	7,286,866
NuVasive, Inc. (a)	31,600	584,284
Phonak Holding AG	25,400	1,227,455
PhotoMedex, Inc. (a)	485,700	1,083,111
ResMed, Inc. (a)	332,200	13,483,998
Respironics, Inc. (a)	265,200	9,642,672
Sonic Innovations, Inc. (a)	150,000	648,000
SonoSite, Inc. (a)	98,800	3,987,568
St. Jude Medical, Inc. (a)	1,274,700	58,126,320
Stereotaxis, Inc. (a)(d)	847,929	11,218,101
Straumann Holding AG	20,485	4,828,680
Syneron Medical Ltd. (a)	152,500	4,178,500
Thermo Electron Corp. (a)	72,700	2,516,874
Thoratec Corp. (a)	287,900	5,792,548
Ventana Medical Systems, Inc. (a)	91,013	3,301,042
William Demant Holding AS (a)	21,100	1,228,694
Zimmer Holdings, Inc. (a)	617,600	42,725,568
		625,780,895
Health Care Supplies – 16.1%
Alcon, Inc.	528,600	60,873,576
Bausch & Lomb, Inc. (d)	218,900	15,150,069
Cooper Companies, Inc.	858,500	45,045,495
DENTSPLY International, Inc.	61,900	3,527,681
DJ Orthopedics, Inc. (a)	69,500	2,424,160
Gen-Probe, Inc. (a)	12,300	614,508
Inverness Medical Innovations, Inc. (a)	1,601,000	42,410,490
Inverness Medical Innovations, Inc. (a)(f)	20,683	493,103
Merit Medical Systems, Inc. (a)	305,600	4,354,800
Millipore Corp. (a)	36,900	2,558,277
NUCRYST Pharmaceuticals Corp.	109,800	1,121,049
Shamir Optical Industry Ltd.	2,000	19,120
Utah Medical Products, Inc.	41,600	1,373,216
		179,965,544

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		805,746,439

HEALTH CARE PROVIDERS & SERVICES – 3.2%
Health Care Distributors & Services – 0.2%
Henry Schein, Inc. (a)	56,600	2,640,390
Health Care Facilities – 0.2%
Odyssey Healthcare, Inc. (a)	86,900	1,635,458
Health Care Services – 2.1%
Amedisys, Inc. (a)(d)	40,200	1,293,636
Chemed Corp.	33,700	1,868,328
DaVita, Inc. (a)	32,400	1,891,836
Emageon, Inc.	151,400	2,657,070
Fresenius Medical Care AG sponsored ADR	33,600	1,201,872
Gentiva Health Services, Inc. (a)	94,900	1,581,034
Health Grades, Inc. (a)	208,300	1,220,638

See accompanying notes which are an integral part of the financial statements.

Annual Report 46

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE PROVIDERS & SERVICES – CONTINUED
Health Care Services – continued
Healthways, Inc. (a)	80,500	$ 3,505,775
Merge Technologies, Inc. (a)(d)	153,183	2,961,027
QMed, Inc. (a)	60,900	574,896
VistaCare, Inc. Class A (a)	86,500	1,172,075
Vital Images, Inc. (a)	68,300	2,267,560
WebMD Health Corp. Class A	39,630	1,472,651
		23,668,398
Managed Health Care – 0.7%
Magellan Health Services, Inc. (a)	68,300	2,608,377
UnitedHealth Group, Inc.	81,900	4,769,037
		7,377,414

TOTAL HEALTH CARE PROVIDERS & SERVICES		35,321,660

PERSONAL PRODUCTS – 0.1%
Personal Products – 0.1%
Herbalife Ltd. (a)	51,300	1,589,787
PHARMACEUTICALS – 18.2%
Pharmaceuticals – 18.2%
Allergan, Inc.	887,200	96,048,272
Johnson & Johnson	1,827,400	105,349,611
Medicis Pharmaceutical Corp. Class A	37,900	1,077,876
		202,475,759

TOTAL COMMON STOCKS
(Cost $936,376,993)	1,113,037,430

Money Market Funds — 3.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	1,572,153 $	1,572,153
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	37,108,475	37,108,475
TOTAL MONEY MARKET FUNDS
(Cost $38,680,628)		38,680,628

TOTAL INVESTMENT PORTFOLIO - 103.3%
(Cost $975,057,621)	1,151,718,058

NET OTHER ASSETS – (3.3)%		(36,601,004)
NET ASSETS – 100%	$ 1,115,117,054

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

47

Medical Equipment and Systems Portfolio Investments - continued

(e) Affiliated company

(f) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,519,103 or 0.1% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
BioSphere Medical, Inc.	2/21/06	$ 1,050,000
Inverness Medical Innovations, Inc.	2/8/06	$ 504,872

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund			Income earned
Fidelity Cash Central Fund			$513,076
Fidelity Securities Lending Cash Central Fund			291,630
Total			$804,706

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Value,
	beginning		Sales	Dividend	Value, end
Affiliate	of period	Purchases	Proceeds	Income	of period
DUSA Pharmaceuticals, Inc.	$ —	$ 10,640,949	$—	$—	$ 8,302,700
Seracare Life Sciences, Inc.	—	9,114,359	—	—	8,349,208
Total	$ —	$ 19,755,308	$—	$—	$ 16,651,908

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $35,668,324) — See accompanying schedule:
Unaffiliated issuers (cost $916,621,686)	$1,096,385,522
Affiliated Central Funds (cost $38,680,628)	38,680,628
Other affiliated issuers (cost $19,755,307)	16,651,908
Total Investments (cost $975,057,621)		$1,151,718,058
Cash		32,292
Receivable for investments sold		8,150,416
Receivable for fund shares sold		1,822,658
Dividends receivable		768,979
Interest receivable		11,533
Prepaid expenses		4,569
Other affiliated receivables		81
Other receivables		69,063
Total assets		1,162,577,649

Liabilities
Payable for investments purchased	$688,264
Payable for fund shares redeemed	8,748,697
Accrued management fee	537,537
Other affiliated payables	326,314
Other payables and accrued expenses	51,308
Collateral on securities loaned, at value	37,108,475
Total liabilities		47,460,595

Net Assets		$ 1,115,117,054
Net Assets consist of:
Paid in capital		$897,605,773
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		40,850,513
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,660,768
Net Assets, for 45,284,527 shares outstanding		$ 1,115,117,054
Net Asset Value, offering price and redemption price per share ($1,115,117,054 ÷ 45,284,527 shares)		$24.62

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$7,596,113
Interest		3,818
Income from affiliated Central Funds (including $291,630 from security lending)		804,706
Total income		8,404,637

Expenses
Management fee	$6,448,483
Transfer agent fees	3,712,489
Accounting and security lending fees
	478,797
Independent trustees’ compensation	4,803
Custodian fees and expenses	51,095
Registration fees	86,121
Audit	39,238
Legal	6,180
Interest	969
Miscellaneous	9,919
Total expenses before reductions	10,838,094
Expense reductions	(410,819)	10,427,275

Net investment income (loss)		(2,022,638)

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Medical Equipment and Systems Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	89,936,619
Foreign currency transactions	(17,175)
Total net realized gain (loss)		89,919,444
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,935,503)
Assets and liabilities in foreign currencies	304
Total change in net unrealized appreciation (depreciation)		(6,935,199)
Net gain (loss)		82,984,245
Net increase (decrease) in net assets resulting from operations		$80,961,607

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$(2,022,638)		$(2,132,342)
Net realized gain (loss)			89,919,444		(6,881,471)
Change in net unrealized appreciation (depreciation)			(6,935,199)		102,472,752
Net increase (decrease) in net assets resulting from operations			80,961,607		93,458,939
Distributions to shareholders from net realized gain			(39,838,684)		(3,137,864)
Share transactions
Proceeds from sales of shares			565,874,282		672,666,363
Reinvestment of distributions			38,098,805		3,014,782
Cost of shares redeemed			(496,658,412)		(371,154,907)
Net increase (decrease) in net assets resulting from share transactions			107,314,675		304,526,238
Redemption fees			100,516		135,874
Total increase (decrease) in net assets			148,538,114		394,983,187

Net Assets
Beginning of period			966,578,940		571,595,753
End of period			$ 1,115,117,054		$966,578,940

Other Information
Shares
Sold			23,177,404		30,485,914
Issued in reinvestment of distributions			1,520,304		139,509
Redeemed			(20,201,783)		(17,070,667)
Net increase (decrease)			4,495,925		13,554,756

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.70	$ 20.99	$ 15.63	$16.02	$16.19
Income from Investment Operations
Net investment income (loss)C	(.04)	(.06)	(.09)	(.08)	(.07)
Net realized and unrealized gain (loss)	1.80	2.88	5.97	(.21)	.23
Total from investment operations	1.76	2.82	5.88	(.29)	.16
Distributions from net realized gain	(.84)	(.11)	(.53)	(.11)	(.34)
Redemption fees added to paid in capitalC	—F	—F	.01	.01	.01
Net asset value, end of period	$ 24.62	$ 23.70	$ 20.99	$15.63	$16.02
Total ReturnA,B	7.36%	13.49%	37.94%	(1.76)%	1.37%
Ratios to Average Net AssetsD
Expenses before reductions	96%	1.00%	1.18%	1.33%	1.26%
Expenses net of fee waivers, if any	96%	1.00%	1.18%	1.33%	1.26%
Expenses net of all reductions	92%	.98%	1.15%	1.29%	1.23%
Net investment income (loss)	(.18)%	(.28)%	(.46)%	(.55)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,115,117	$ 966,579	$ 571,596	$ 155,970	$ 146,665
Portfolio turnover rate	99%	28%	33%	82%	87%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

51

Annual Report

Pharmaceuticals Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Life of
	year	fundA
Select Pharmaceuticals	20.68%	0.89%

A From June 18, 2001.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

52

Pharmaceuticals Portfolio

Management’s Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Select Pharmaceuticals Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

The fund gained 20.68% during the past year, outperforming both the Goldman Sachs® Health Care Index, which was up 14.85%, and the S&P 500. Although the fund’s significant overweighting in the lagging pharmaceuticals industry detracted from performance versus the sector index, good stock picking in this area had a very positive impact. The fund benefited from substantial underweightings in large-cap U.S. companies such as Johnson & Johnson and Pfizer that faced competition from lower-priced products. Performance was further aided by an out-of-benchmark investment in Roche Holding, a large Swiss-based pharmaceutical maker that owns 55% of Genentech — a biotech company with two cancer drugs that showed better-than-expected clinical results in new applications. The investment in Roche helped counteract the fund’s underweighting in Genentech’s stock. Holdings in Myogen and Illumina, two biotech stocks, also boosted performance, as did an overweighting in selected generic drug stocks, some good picks in health care facilities, and an underweighting in the weak health care equipment area. Detractors from relative performance included overweighted positions in Sepracor, a pharmaceutical company that failed to meet investor expectations for its new sleep drug, Lunesta, and in Kos Pharmaceuticals, which faced new competition to its drug for raising HDL, the good cholesterol. An underweighting in UnitedHealth Group, a managed care company, also detracted from relative performance, as did weak results within biotechnology early in the period. Because of the fund’s large stake in foreign-based companies, unfavorable currency movements also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

53 53 Annual Report

Pharmaceuticals Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Merck & Co., Inc.	9.6	0.0
Pfizer, Inc.	7.0	0.0
Novartis AG sponsored ADR	6.5	8.3
Wyeth	6.0	5.5
Sanofi-Aventis sponsored ADR	5.3	0.0
Teva Pharmaceutical Industries Ltd.
sponsored ADR	3.8	4.9
AstraZeneca PLC sponsored ADR	3.4	8.4
Roche Holding AG (participation
certificate)	3.1	5.7
Takeda Pharamaceutical Co. Ltd.	3.1	1.1
Astellas Pharma, Inc.	2.9	1.6
	50.7

Annual Report 54

Pharmaceuticals Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.1%
	Shares	Value (Note 1)

BEVERAGES – 0.0%
Soft Drinks – 0.0%
Hansen Natural Corp. (a)	100	$ 9,334
BIOTECHNOLOGY – 8.6%
Biotechnology – 8.6%
Acambis PLC (a)	27,600	102,155
AEterna Zentaris, Inc. (sub. vtg.) (a)	48,400	294,792
Alizyme PLC (a)	57,400	167,394
Alnylam Pharmaceuticals, Inc. (a)	25,900	416,472
Altus Pharmaceuticals, Inc.	4,800	100,800
Amylin Pharmaceuticals, Inc. (a)	6,060	262,883
Applera Corp. – Celera Genomics Group (a)	1,000	11,490
Arena Pharmaceuticals, Inc. (a)	1,100	19,481
Basilea Pharmaceutica AG (a)	1,200	152,750
Biogen Idec, Inc. (a)	5,500	259,875
BioMarin Pharmaceutical, Inc. (a)	59,500	778,260
BioSphere Medical, Inc. (a)	25,000	190,000
BioSphere Medical, Inc. (a)(e)	200,000	1,368,000
Cephalon, Inc. (a)	8,200	651,736
Critical Therapeutics, Inc. (a)	5,000	27,200
CSL Ltd.	16,965	663,792
DUSA Pharmaceuticals, Inc. (a)	16,500	119,625
Exelixis, Inc. (a)	12,300	133,578
Genentech, Inc. (a)	3,100	265,639
GTx, Inc. (a)	1,000	10,820
Human Genome Sciences, Inc. (a)	37,300	466,996
Illumina, Inc. (a)	73,400	1,866,562
MannKind Corp. (a)	500	8,645
Memory Pharmaceuticals Corp. (a)(d)	25,000	60,250
Myogen, Inc. (a)	13,000	492,700
Neopharm, Inc. (a)(d)	36,300	367,356
Neurocrine Biosciences, Inc. (a)	3,900	255,879
Panacos Pharmaceuticals, Inc. (a)	135,700	987,896
QLT, Inc. (a)	2,690	19,178
Renovis, Inc. (a)	6,500	140,790
Seattle Genetics, Inc. (a)	48,100	253,968
Speedel Holding AG	1,200	150,006
Tercica, Inc. (a)(d)	141,700	1,092,507
Theravance, Inc. (a)	2,900	81,374
		12,240,849

CHEMICALS – 1.2%
Fertilizers & Agricultural Chemicals – 1.1%
Bodisen Biotech, Inc. (a)	20,200	313,100
Monsanto Co.	15,371	1,289,319
		1,602,419
Specialty Chemicals – 0.1%
Senomyx, Inc. (a)	9,000	146,340

TOTAL CHEMICALS		1,748,759

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

55

Pharmaceuticals Portfolio
Investments - continued

	Shares	Value (Note 1)

COMMERCIAL SERVICES & SUPPLIES – 0.0%
Human Resource & Employment Services – 0.0%
Kforce, Inc. (a)	4,147	$ 50,220
DIVERSIFIED CONSUMER SERVICES – 0.1%
Specialized Consumer Services – 0.1%
Weight Watchers International, Inc. (a)	1,900	99,693
FOOD & STAPLES RETAILING – 0.2%
Food Distributors – 0.2%
United Natural Foods, Inc. (a)	10,000	332,600
FOOD PRODUCTS – 0.4%
Packaged Foods & Meats – 0.4%
Groupe Danone	1,600	185,014
Hain Celestial Group, Inc. (a)	10,100	235,734
Koninklijke Numico NV (a)	3,100	134,258
		555,006

HEALTH CARE EQUIPMENT & SUPPLIES – 6.9%
Health Care Equipment – 4.0%
Adeza Biomedical Corp. (a)	3,000	66,600
Aspect Medical Systems, Inc. (a)	2,600	69,654
BioLase Technology, Inc.	17,000	130,390
Conceptus, Inc. (a)	2,100	30,093
Elekta AB (B Shares)	8,600	127,169
Encore Medical Corp. (a)	2,600	15,496
Epix Pharmaceuticals, Inc. (a)(d)	148,600	646,410
HealthTronics, Inc. (a)	19,000	138,130
Imaging Dynamics Co. Ltd. (a)	328,900	1,577,701
Intuitive Surgical, Inc. (a)	3,000	270,600
NeuroMetrix, Inc. (a)	9,600	344,832
NMT Medical, Inc. (a)	2,200	52,360
Nobel Biocare Holding AG (Switzerland)	2,618	584,682
NuVasive, Inc. (a)	3,800	70,262
Optos PLC	65,000	269,657
SonoSite, Inc. (a)	6,400	258,304
Stereotaxis, Inc. (a)	35,300	467,019
Straumann Holding AG	1,000	235,718
Syneron Medical Ltd. (a)	5,200	142,480
The Spectranetics Corp. (a)	10,000	114,600
		5,612,157
Health Care Supplies – 2.9%
Cooper Companies, Inc.	200	10,494
Cynosure, Inc. Class A	6,800	125,053
Gen-Probe, Inc. (a)	4,300	214,828
Inverness Medical Innovations, Inc. (a)	136,400	3,613,236
Inverness Medical Innovations, Inc. (a)(e)	2,497	59,531
OraSure Technologies, Inc. (a)	13,000	123,760
		4,146,902

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		9,759,059

See accompanying notes which are an integral part of the financial statements.

Annual Report 56

Common Stocks – continued
	Shares	Value (Note

HEALTH CARE PROVIDERS & SERVICES – 11.5%
Health Care Distributors & Services – 4.9%
AmerisourceBergen Corp.	13,200	$ 607,068
Cardinal Health, Inc.	44,962	3,264,241
McKesson Corp.	56,730	3,070,795
		6,942,104
Health Care Facilities – 1.9%
Acibadem Saglik Hizmetleri AS	10,000	105,023
American Retirement Corp. (a)	38,300	1,031,036
Apollo Hospitals Enterprise Ltd.	11,490	138,217
Brookdale Senior Living, Inc.	16,300	539,693
Bumrungrad Hospital PCL (For. Reg.)	85,800	73,493
LCA-Vision, Inc.	2,500	109,000
NovaMed Eyecare, Inc. (a)	82,500	610,500
Odyssey Healthcare, Inc. (a)	6,000	112,920
		2,719,882
Health Care Services – 4.3%
Computer Programs & Systems, Inc.	8,000	367,680
DaVita, Inc. (a)	17,900	1,045,181
Diagnosticos da America SA (a)	6,000	146,619
Emdeon Corp. (a)	12,948	136,472
Health Grades, Inc. (a)	20,300	118,958
HealthExtras, Inc. (a)	5,000	154,800
Healthways, Inc. (a)	22,700	988,585
HMS Holdings Corp. (a)	22,100	190,060
I-trax, Inc. (a)	10,000	33,600
LHC Group, Inc.	100	1,621
Matria Healthcare, Inc. (a)	3,200	138,464
Medco Health Solutions, Inc. (a)	2,400	133,728
Omnicare, Inc.	18,500	1,125,725
QMed, Inc. (a)	10,000	94,400
ResCare, Inc. (a)	13,000	237,770
SFBC International, Inc. (a)(d)	14,600	344,560
Systems Xcellence, Inc. (a)	188,500	635,440
Vital Images, Inc. (a)	8,500	282,200
		6,175,863
Managed Health Care – 0.4%
CIGNA Corp.	3,100	380,525
Humana, Inc. (a)	3,300	170,511
		551,036

TOTAL HEALTH CARE PROVIDERS & SERVICES		16,388,885

PERSONAL PRODUCTS – 1.2%
Personal Products – 1.2%
Herbalife Ltd. (a)	35,700	1,106,343
Mannatech, Inc.	11,000	147,290
Nature’s Sunshine Products, Inc.	15,000	254,550
Reliv International, Inc.	15,000	197,700
		1,705,883

57

See accompanying notes which are an integral part of the financial statements.

57 Annual Report

Pharmaceuticals Portfolio
Investments - continued

	Shares	Value (Note 1)

PHARMACEUTICALS – 69.0%
Pharmaceuticals – 69.0%
Adams Respiratory Therapeutics, Inc.	5,800	$ 217,558
Adolor Corp. (a)	1,000	27,470
Allergan, Inc.	33,950	3,675,427
Altana AG	5,970	320,756
Altana AG sponsored ADR	13,400	721,054
AnorMED, Inc. (a)	2,000	12,674
Astellas Pharma, Inc.	108,700	4,166,575
AstraZeneca PLC sponsored ADR	103,530	4,788,263
AVANIR Pharmaceuticals Class A (a)	250	4,285
Barr Pharmaceuticals, Inc. (a)	22,250	1,494,755
Biovail Corp.	23,910	601,880
Chugai Pharmaceutical Co. Ltd.	15,900	289,156
Daiichi Sankyo Co. Ltd. (a)	44,400	903,895
Eisai Co. Ltd.	18,600	857,131
Elan Corp. PLC sponsored ADR (a)(d)	75,000	952,500
Forest Laboratories, Inc. (a)	65,620	3,011,958
GlaxoSmithKline PLC sponsored ADR	100	5,082
H. Lundbeck AS	8,880	183,007
Hi-Tech Pharmacal Co., Inc. (a)	4,650	114,576
Johnson & Johnson	15,200	876,280
King Pharmaceuticals, Inc. (a)	300	4,875
Kos Pharmaceuticals, Inc. (a)	13,800	605,406
Labopharm, Inc. (a)	40,000	308,762
Medicines Co. (a)	36,700	748,313
Medicis Pharmaceutical Corp. Class A	9,800	278,712
Merck & Co., Inc.	391,800	13,658,148
Merck KGaA	4,020	402,548
MGI Pharma, Inc. (a)	15,700	276,791
Mylan Laboratories, Inc.	11,547	265,581
New River Pharmaceuticals, Inc. (a)	18,800	574,904
Novartis AG sponsored ADR (d)	174,240	9,278,280
Novo Nordisk AS:
Series B	17,650	1,037,663
Series B sponsored ADR	26,400	1,553,640
Penwest Pharmaceuticals Co. (a)	13,700	318,525
Perrigo Co.	170	2,701
Pfizer, Inc.	377,500	9,886,725
Recordati Spa	26,800	198,622
Roche Holding AG (participation certificate) (d)	30,213	4,465,338
Salix Pharmaceuticals Ltd. (a)	18,200	286,832
Sanofi-Aventis	100	8,526
Sanofi-Aventis sponsored ADR	177,056	7,547,897
Schering AG	20,400	1,463,088
Schering-Plough Corp.	104,490	1,933,065
Shionogi & Co. Ltd.	66,000	902,873
Takeda Pharamaceutical Co. Ltd.	79,100	4,379,525
Teva Pharmaceutical Industries Ltd. sponsored ADR	127,701	5,362,165
Valeant Pharmaceuticals International	15,100	269,082
ViroPharma, Inc. (a)	27,600	534,060

See accompanying notes which are an integral part of the financial statements.

Annual Report 58

Common Stocks – continued
	Shares	Value (Note 1)

PHARMACEUTICALS – CONTINUED
Pharmaceuticals – continued
Watson Pharmaceuticals, Inc. (a)	100	$2,998
Wyeth	171,620	8,546,676
		98,326,603

TEXTILES, APPAREL & LUXURY GOODS – 0.0%
Apparel, Accessories & Luxury Goods – 0.0%
Gildan Activewear, Inc. Class A (a)	100	4,995
TOTAL COMMON STOCKS
(Cost $133,027,961)		141,221,886

Money Market Funds — 12.8%

Fidelity Cash Central Fund, 4.57% (b)	943,538	943,538
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	17,228,375	17,228,375
TOTAL MONEY MARKET FUNDS
(Cost $18,171,913)		18,171,913

TOTAL INVESTMENT PORTFOLIO - 111.9%
(Cost $151,199,874)		159,393,799

NET OTHER ASSETS – (11.9)%		(16,922,405)
NET ASSETS – 100%		$ 142,471,394

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,427,531 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
BioSphere Medical, Inc.	2/21/06	$ 1,400,000
Inverness Medical Innovations, Inc.	2/8/06	$ 60,952

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 44,548
Fidelity Securities Lending Cash Central Fund	57,670
Total	$ 102,218

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	59
Switzerland	10

59

See accompanying notes which are an integral part of the financial statements.

59 Annual Report

Pharmaceuticals Portfolio
Investments - continued

Japan	8.0%
France	5.4%
Israel	3.9%
United Kingdom	3.8%
Canada	2.3%
Germany	2.0%
Denmark	1.9%
Others (individually less than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 60

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $16,289,217) — See accompanying schedule:
Unaffiliated issuers (cost $133,027,961)	$141,221,886
Affiliated Central Funds (cost $18,171,913)	18,171,913
Total Investments (cost $151,199,874)		$159,393,799
Foreign currency held at value (cost $5,006)		5,098
Receivable for investments sold		1,405,578
Receivable for fund shares sold		604,531
Dividends receivable		363,658
Interest receivable		912
Prepaid expenses		411
Other affiliated receivables		103
Other receivables		20,801
Total assets		161,794,891

Liabilities
Payable to custodian bank	$419,431
Payable for investments purchased	748,331
Payable for fund shares redeemed	779,817
Accrued management fee	66,481
Other affiliated payables	44,358
Other payables and accrued expenses	36,704
Collateral on securities loaned, at value	17,228,375
Total liabilities		19,323,497

Net Assets		$142,471,394
Net Assets consist of:
Paid in capital		$129,952,719
Undistributed net investment income		128,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,196,799
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,193,852
Net Assets, for 13,685,281 shares outstanding		$142,471,394

Net Asset Value, offering price and redemption price per share ($142,471,394 ÷ 13,685,281 shares)		$10.41

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$1,401,389
Interest		29
Income from affiliated Central Funds
(including $57,670 from security lending)		102,218
		1,503,636
Less foreign taxes withheld		(82,590)
Total income		1,421,046

Expenses
Management fee	$648,339
Transfer agent fees	436,405
Accounting and security lending fees
	58,457
Independent trustees’ compensation	474
Custodian fees and expenses	33,543
Registration fees	39,371
Audit	34,124
Legal	614
Miscellaneous	3,996
Total expenses before reductions	1,255,323
See accompanying notes which are an integral part of the financial statements.

61 Annual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Expense reductions	(93,559)	1,161,764

Net investment income (loss)		259,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,728,346
Foreign currency transactions	(14,082)
Total net realized gain (loss)		9,714,264
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $192)	10,591,581
Assets and liabilities in foreign currencies	(738)
Total change in net unrealized appreciation (depreciation)		10,590,843
Net gain (loss)		20,305,107
Net increase (decrease) in net assets resulting from operations		$20,564,389

See accompanying notes which are an integral part of the financial statements.

Annual Report 62

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$259,282 $	39,850
Net realized gain (loss)				9,714,264	914,109
Change in net unrealized appreciation (depreciation)			10,590,843		(4,663,010)
Net increase (decrease) in net assets resulting from operations			20,564,389		(3,709,051)
Distributions to shareholders from net investment income				(167,947)	—
Share transactions
Proceeds from sales of shares			127,608,958		81,431,449
Reinvestment of distributions				139,899	—
Cost of shares redeemed			(101,231,583)		(69,421,605)
Net increase (decrease) in net assets resulting from share transactions			26,517,274		12,009,844
Redemption fees				56,069	42,545
Total increase (decrease) in net assets			46,969,785		8,343,338

Net Assets
Beginning of period			95,501,609		87,158,271
End of period (including undistributed net investment income of $128,024 and undistributed net investment income of
$49,703, respectively)			$ 142,471,394		$95,501,609

Other Information
Shares
Sold			13,503,357		9,359,061
Issued in reinvestment of distributions				14,823	—
Redeemed			(10,882,911)		(8,050,503)
Net increase (decrease)				2,635,269	1,308,558

Financial Highlights
Years ended February 28,	2006	2005	2004H	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.64	$ 8.95	$7.00	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)E	02	—I	(.01)	(.02)	(.03)
Net realized and unrealized gain (loss)	1.77	(.31)	1.95	(2.22)	(.75)
Total from investment operations	1.79	(.31)	1.94	(2.24)	(.78)
Distributions from net investment income	(.02)	—	—	—	—
Redemption fees added to paid in capitalE	—I	—I	.01	.01	.01
Net asset value, end of period	$ 10.41	$ 8.64	$8.95	$7.00	$9.23
Total ReturnB,C,D	20.68%	(3.46)%	27.86%	(24.16)%	(7.70)%
Ratios to Average Net AssetsG
Expenses before reductions	1.11%	1.20%	1.59%	1.80%	1.69%A
Expenses net of fee waivers, if any	1.11%	1.20%	1.59%	1.80%	1.69%A
Expenses net of all reductions	1.03%	1.19%	1.57%	1.74%	1.68%A
Net investment income (loss)	23%	.05%	(.10)%	(.26)%	(.40)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 142,471	$ 95,502	$87,158	$50,456	$60,706
Portfolio turnover rate	207%	42%	80%	140%	26%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the former sales charges. E Calculated based on average shares outstanding during the period. F For the period June 18, 2001 (commencement of operations) to February 28, 2002. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. HFor the year ended February 29. IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

63

Annual Report

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

64

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Biotechnology Portfolio	$ 1,649,721,830	$ 505,516,245	$(90,957,340)	$414,558,905
Health Care Portfolio	1,946,342,725	518,209,623	(44,215,870)	473,993,753
Medical Delivery Portfolio	1,263,308,724	256,877,859	(19,364,064)	237,513,795
Medical Equipment and Systems Portfolio	981,191,359	204,366,545	(33,839,846)	170,526,699
Pharmaceuticals Portfolio	151,663,011	13,700,822	(5,970,034)	7,730,788

			Undistributed
		Undistributed	Long-term	Capital Loss
		Ordinary Income	Capital Gain	Carryforward
Biotechnology Portfolio		$—	$—	$(650,622,260)
Health Care Portfolio		22,638,367	185,203,522	—
Medical Delivery Portfolio		17,718,254	16,899,342	—
Medical Equipment and Systems Portfolio		—	41,296,945	—
Pharmaceuticals Portfolio		1,736,585	2,773,298	—

The tax character of distributions paid was as follows:

February 28, 2006
			Long-term
		Ordinary Income	Capital Gains	Total
Health Care Portfolio		$ 592,623	$214,985,606	$215,578,229
Medical Delivery Portfolio		42,224,323	20,918,426	63,142,749
Medical Equipment and Systems Portfolio		—	39,838,684	39,838,684
Pharmaceuticals Portfolio		167,947	—	167,947

February 28, 2005
			Long-term
		Ordinary Income	Capital Gains	Total
Health Care Portfolio		$ 2,031,580	$—	$2,031,580
Medical Equipment and Systems Portfolio		3,117,915	19,949	3,137,864

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

65 Annual Report

Notes to Financial Statements - continued 2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.
	Purchases	Sales
Biotechnology Portfolio	$ 1,021,061,317	$ 1,242,782,304
Health Care Portfolio	2,714,969,579	2,628,750,674
Medical Delivery Portfolio	1,820,382,207	1,309,777,315
Medical Equipment and Systems Portfolio	1,180,883,610	1,094,349,905
Pharmaceuticals Portfolio	259,084,687	231,801,748

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	30%	.27%	.57%
Health Care Portfolio	30%	.27%	.57%
Medical Delivery Portfolio	30%	.27%	.57%
Medical Equipment and Systems Portfolio	30%	.27%	.57%
Pharmaceuticals Portfolio	30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Biotechnology Portfolio	$ 14,905
Health Care Portfolio	29,300
Medical Delivery Portfolio	696
Medical Equipment and Systems Portfolio	486
Pharmaceuticals Portfolio	131

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and

Annual Report

66

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	35%
Health Care Portfolio	29%
Medical Delivery Portfolio	31%
Medical Equipment and Systems Portfolio	33%
Pharmaceuticals Portfolio	39%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Biotechnology Portfolio	$31,560
Health Care Portfolio	15,563
Medical Delivery Portfolio	27,705
Medical Equipment and Systems Portfolio	17,325
Pharmaceuticals Portfolio	3,180

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 63,072
Health Care Portfolio	18,901
Medical Delivery Portfolio	40,022
Medical Equipment and Systems Portfolio	17,208
Pharmaceuticals Portfolio	6,109

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

		Average Daily	Weighted Average
	Borrower or Lender	Loan Balance	Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 5,279,957	4.13%	$ 13,944
Health Care Portfolio	Borrower	8,460,778	3.69%	7,811
Medical Delivery Portfolio	Borrower	5,211,714	4.53%	9,188
Medical Equipment and Systems Portfolio	Borrower	3,983,500	4.38%	969

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

67 Annual Report

Notes to Financial Statements - continued 6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
	Loan Balance	Interest Rate
Medical Delivery Portfolio	$ 2,582,000	4.75%

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
		Custody	Agent
	Brokerage Service	expense	expense
	Arrangements	reduction	reduction
Biotechnology Portfolio	$ 634,755	$—	$ 17,626
Health Care Portfolio	913,591	—	23,646
Medical Delivery Portfolio	562,082	4,849	7,239
Medical Equipment and Systems Portfolio	395,992	1,441	13,386
Pharmaceuticals Portfolio	92,438	—	1,121

9. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

68

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 17, 2006

69 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massa-chusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR
Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Re-
search & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Biotechnology (2005-present), Health Care (2005-present), Medical Delivery (2005-present),
Medical Equipment and Systems (2005-present), and Pharmaceuticals (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as Presi-
dent of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Finan-
cial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet
(2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachu-setts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (66)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

Annual Report 72

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998 or 2001
Secretary of Biotechnology (1998), Health Care (1998), Medical Delivery (1998), Medical Equipment and Systems (1998), and
Pharmaceuticals (2001). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of
FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity
Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an
Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals.
Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present)
and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP
(PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (66)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Phar-
maceuticals. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals.
Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of
Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk
Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc.
(2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company
(2005-present), Fidelity Investments Money Management, Inc. ( 2005-present), and Strategic Advisers, Inc. (2005-present). Pre-
viously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr.
Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Op-
erations Corporation, Inc. (FIIOC) Client Services (1998-2004).

73 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Ms.
Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining
Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin
Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional prac-
tice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States
Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Pre-
viously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at
Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986, 1998, or 2001
Assistant Treasurer of Biotechnology (1986), Health Care (1986), Medical Delivery (1986), Medical Equipment and Systems
(1998), and Pharmaceuticals (2001). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of
FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003
Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present).
Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr.
Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present).
Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assis-
tant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 74

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Health Care	04/10/06	04/07/06	$—	$ 12.33
Medical Delivery	04/10/06	04/07/06	$—	$ 1.46
Medical Equipment and Systems	04/10/06	04/07/06	$—	$ .99
Pharmaceuticals	04/10/06	04/07/06	$.01	$ .31

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Health Care	$ 400,189,128
Medical Delivery	$ 19,596,597
Medical Equipment and Systems	$ 83,301,209
Pharmaceuticals	$ 2,773,298

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Health Care	April 2005	100%
Medical Delivery	December 2005	6%
Pharmaceuticals	April 2005	100%
	December 2005	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Health Care	April 2005	100%
Medical Delivery	April 2005	1%
	December 2005	7%
Pharmaceuticals	April 2005	100%
	December 2005	100%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

75 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Select Biotechnology Select Health Care Select Medical Delivery Select Medical Equipment and Systems Select Pharmaceuticals

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

Annual Report

76

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

77 77 Annual Report

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Annual Report 78

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.
Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ
California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73-575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO
Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL
Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
Indiana
4729 East 82nd Street
Indianapolis, IN
Kansas
5400 College Boulevard
Overland Park, KS
Maine
Three Canal Plaza
Portland, ME
Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD
Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI
Minnesota
7600 France Avenue South
Edina, MN
Missouri
8885 Ladue Road
Ladue, MO
Nevada
2225 Village Walk Drive
Henderson, NV
New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ
New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY
North Carolina
4611 Sharon Road
Charlotte, NC
Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH
Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA
Rhode Island
47 Providence Place
Providence, RI
Tennessee
6150 Poplar Avenue
Memphis, TN
Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX
Utah
215 South State Street
Salt Lake City, UT
Virginia
1861 International Drive
McLean, VA
Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA
Washington, DC
1900 K Street, N.W.
Washington, DC
Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

79 Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

SELHC-UANN-0406	Corporate Headquarters
1.813639.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Financial Services Sector

Banking
Brokerage and Investment Management
Financial Services
Home Finance
Insurance

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Financial Services Sector
Banking	5
Brokerage and Investment Management	14
Financial Services	24
Home Finance	35
Insurance	44
Notes to Financial Statements	53
Report of Independent Registered	58
Public Accounting Firm
Trustees and Officers	59
Distributions	64
Board Approval of Investment	65
Advisory Contracts and
Management Fees

* Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Banking Portfolio
Actual	$ 1,000.00	$1,066.50	$4.82
HypotheticalA	$ 1,000.00	$1,020.13	$4.71
Brokerage and Investment Management Portfolio
Actual	$ 1,000.00	$1,285.20	$5.27
HypotheticalA	$ 1,000.00	$1,020.18	$4.66
Financial Services Portfolio
Actual	$ 1,000.00	$1,134.80	$5.08
HypotheticalA	$ 1,000.00	$1,020.03	$4.81
Home Finance Portfolio
Actual	$ 1,000.00	$1,056.50	$4.90
HypotheticalA	$ 1,000.00	$1,020.03	$4.81
Insurance Portfolio
Actual	$ 1,000.00	$1,093.20	$5.29
HypotheticalA	$ 1,000.00	$1,019.74	$5.11

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Banking Portfolio	94%
Brokerage and Investment Management Portfolio	93%
Financial Services Portfolio	96%
Home Finance Portfolio	96%
Insurance Portfolio	1.02%

Annual Report

4

Banking Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Banking	7.22%	7.18%	12.05%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Banking Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

5 Annual Report

Banking Portfolio

Management’s Discussion of Fund Performance

Comments from Ramona Persaud, who became Portfolio Manager of Fidelity® Select Banking Portfolio on February 1, 2006

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 7.22%, underperforming the S&P 500 and the 15.23% return of the Goldman Sachs® Financial Services Index. The fund underperformed the Goldman Sachs index mainly because it focuses on banking stocks, which lagged, and due to its underweighting in top performing groups within the sector index, including investment banking and brokerage, life and health insurance, and real estate investment trusts (REITs). Weak stock selection in diversified banks also ate into returns. The fund benefited from underweighting index groups that underperformed, including property and casualty insurance. Several of the main detractors were regional bank stocks, including Puerto Rico-based Popular, Cincinnati-based Fifth Third Bancorp and North Fork Bankcorp, located in New York. The fund’s relative performance also was held back by not owning some of the top performers in the index, including life and health insurance firm Manulife Financial, based in Canada. The fund was helped by not owning property and casualty insurer Berkshire Hathaway, and by its investment in regional bank stock PNC Financial Services Group. An out-of-benchmark position in Turkish Finansbank also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6

Banking Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Wachovia Corp.	6.9	5.6
Wells Fargo & Co.	6.0	5.1
Bank of America Corp.	5.5	4.4
PNC Financial Services Group,
Inc.	4.6	3.4
JPMorgan Chase & Co.	4.2	3.8
Bank of New York Co., Inc.	4.0	3.5
SunTrust Banks, Inc.	4.0	4.0
Citigroup, Inc.	3.7	3.5
KeyCorp	3.2	2.5
Mellon Financial Corp.	3.1	2.8
	45.2

7 Annual Report

Banking Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 90.8%
	Shares	Value (Note 1)

CAPITAL MARKETS – 10.7%
Asset Management & Custody Banks – 10.4%
Bank of New York Co., Inc.	427,996	$ 14,654,583
Investors Financial Services Corp.	26,900	1,213,459
Mellon Financial Corp.	311,200	11,231,208
Northern Trust Corp.	177,700	9,368,344
State Street Corp.	29,500	1,843,160
		38,310,754
Investment Banking & Brokerage – 0.3%
TD Ameritrade Holding Corp.	45,800	996,608

TOTAL CAPITAL MARKETS		39,307,362

COMMERCIAL BANKS – 68.6%
Diversified Banks – 23.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	45,200	918,012
Bank of America Corp.	437,369	20,053,369
Comerica, Inc.	53,700	3,078,084
Finansbank AS	892,340	4,889,534
Kookmin Bank sponsored ADR	11,500	871,125
U.S. Bancorp, Delaware	297,000	9,180,270
Wachovia Corp.	450,092	25,236,658
Wells Fargo & Co.	342,900	22,014,180
		86,241,232
Regional Banks – 45.1%
AmSouth Bancorp.	185,500	5,147,625
Associated Banc-Corp.	71,420	2,461,847
Bank of Hawaii Corp	37,600	2,007,840
BB&T Corp.	180,842	7,148,684
BOK Financial Corp.	48,300	2,215,521
Cathay General Bancorp	25,200	897,876
Center Financial Corp., California	80,700	1,869,819
City National Corp.	35,600	2,704,176
Commerce Bancshares, Inc.	30,768	1,586,090
Compass Bancshares, Inc.	67,510	3,394,403
East West Bancorp, Inc.	40,100	1,511,369
Fifth Third Bancorp	94,200	3,640,830
First Bancorp, Puerto Rico	58,600	741,876
FirstMerit Corp.	67,400	1,667,476
Fulton Financial Corp.	63,315	1,114,344
Hiroshima Bank Ltd.	300,000	1,804,110
Huntington Bancshares, Inc.	83,170	2,000,239
KeyCorp	313,100	11,669,237
M&T Bank Corp.	64,300	7,227,320
Marshall & Ilsley Corp.	148,800	6,547,200
Mercantile Bankshares Corp.	88,450	3,378,790
Nara Bancorp, Inc.	205,800	3,595,326
National City Corp.	256,589	8,929,297
Nishi-Nippon City Bank Ltd.	160,000	817,727
North Fork Bancorp, Inc., New York	133,178	3,401,366

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

	Shares	Value (Note 1)
PNC Financial Services Group, Inc.	237,900	$ 16,736,265
Popular, Inc.	199,400	4,073,742
Preferred Bank, Los Angeles California	1,300	62,478
Regions Financial Corp.	120,600	4,194,468
Signature Bank, New York (a)	10,100	327,240
SunTrust Banks, Inc.	201,748	14,600,503
SVB Financial Group (a)	19,900	1,014,701
Synovus Financial Corp.	226,000	6,407,100
TD Banknorth, Inc.	178,520	5,485,920
Texas Capital Bancshares, Inc. (a)	34,900	753,142
Texas Regional Bancshares, Inc. Class A	35,850	1,107,048
The Keiyo Bank Ltd.	239,000	1,618,461
Tokyo Tomin Bank Ltd.	48,100	2,151,006
UCBH Holdings, Inc.	96,300	1,723,770
UnionBanCal Corp.	77,834	5,377,551
Valley National Bancorp	80,599	1,957,750
Westamerica Bancorp.	23,000	1,247,520
Wilmington Trust Corp., Delaware	6,800	291,108
Wintrust Financial Corp.	34,200	1,801,656
Zions Bancorp	87,001	7,179,323
		165,591,140

TOTAL COMMERCIAL BANKS		251,832,372

DIVERSIFIED FINANCIAL SERVICES – 7.9%
Other Diversifed Financial Services – 7.9%
Citigroup, Inc.	291,300	13,507,581
JPMorgan Chase & Co.	379,426	15,609,586
		29,117,167

INSURANCE – 2.6%
Multi-Line Insurance – 0.7%
American International Group, Inc.	13,100	869,316
Hartford Financial Services Group, Inc.	11,000	906,180
HCC Insurance Holdings, Inc.	27,100	872,349
		2,647,845
Property & Casualty Insurance – 0.8%
Axis Capital Holdings Ltd.	28,600	885,456
The St. Paul Travelers Companies, Inc.	20,200	868,196
XL Capital Ltd. Class A	13,500	911,925
		2,665,577
Reinsurance – 1.1%
Endurance Specialty Holdings Ltd.	27,200	856,800
Everest Re Group Ltd.	1,400	138,656
PartnerRe Ltd.	14,600	884,906
Platinum Underwriters Holdings Ltd.	71,600	2,192,392
		4,072,754

TOTAL INSURANCE		9,386,176

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

9

Banking Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

REAL ESTATE – 0.5%
Real Estate Management & Development – 0.5%
New World Development Co. Ltd.	617,900	$ 987,633
Wharf Holdings Ltd.	248,300	921,775
		1,909,408

THRIFTS & MORTGAGE FINANCE – 0.5%
Thrifts & Mortgage Finance – 0.5%
Washington Federal, Inc.	76,300	1,805,258
TOTAL COMMON STOCKS
(Cost $220,206,799)		333,357,743

Money Market Funds — 9.1%

Fidelity Cash Central Fund, 4.57% (b)
(Cost $33,345,336)	33,345,336	33,345,336

TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $253,552,135)		366,703,079

NET OTHER ASSETS – 0.1%		305,783
NET ASSETS – 100%		$ 367,008,862

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 1,036,332
Fidelity Securities Lending Cash Central Fund	20,404
Total	$ 1,056,736

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value — See accompanying schedule:
Unaffiliated issuers (cost $220,206,799)	$333,357,743
Affiliated Central Funds (cost $33,345,336)	33,345,336
Total Investments (cost $253,552,135)		$366,703,079
Receivable for investments sold		200,191
Receivable for fund shares sold		255,934
Dividends receivable		779,080
Interest receivable		111,375
Prepaid expenses		1,788
Other affiliated receivables		54
Other receivables		13,288
Total assets		368,064,789

Liabilities
Payable for investments purchased	$175,272
Payable for fund shares redeemed	582,675
Accrued management fee	170,303
Transfer agent fee payable	83,502
Other affiliated payables	15,911
Other payables and accrued expenses	28,264
Total liabilities		1,055,927

Net Assets		$367,008,862
Net Assets consist of:
Paid in capital		$237,787,698
Undistributed net investment income		3,248,767
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,821,569
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,150,828
Net Assets, for 9,997,687 shares outstanding		$367,008,862
Net Asset Value, offering price and redemption price per share ($367,008,862 ÷ 9,997,687 shares)		$36.71

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$11,025,048
Interest		152
Income from affiliated Central Funds		1,056,736
Total income		12,081,936

Expenses
Management fee	$2,325,775
Transfer agent fees	1,226,485
Accounting and security lending fees
	204,864
Independent trustees’ compensation	1,795
Custodian fees and expenses	17,819
Registration fees	32,325
Audit	36,625
Legal	2,469
Miscellaneous	4,983
Total expenses before reductions	3,853,140
Expense reductions	(103,938)	3,749,202

Net investment income (loss)		8,332,734
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Banking Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers	39,216,075
Foreign currency transactions	(22,836)
Total net realized gain (loss)		39,193,239
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,357,474)
Assets and liabilities in foreign currencies	(116)
Total change in net unrealized appreciation (depreciation)		(20,357,590)
Net gain (loss)		18,835,649
Net increase (decrease) in net assets resulting from operations		$ 27,168,383

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$8,332,734 $	8,120,739
Net realized gain (loss)				39,193,239	51,540,660
Change in net unrealized appreciation (depreciation)				(20,357,590)	(46,850,658)
Net increase (decrease) in net assets resulting from operations				27,168,383	12,810,741
Distributions to shareholders from net investment income				(6,336,315)	(6,747,905)
Distributions to shareholders from net realized gain				(32,980,078)	(40,954,844)
Total distributions				(39,316,393)	(47,702,749)
Share transactions
Proceeds from sales of shares				85,190,205	114,891,007
Reinvestment of distributions				37,286,501	45,458,056
Cost of shares redeemed			(218,870,245)		(139,370,221)
Net increase (decrease) in net assets resulting from share transactions				(96,393,539)	20,978,842
Redemption fees				41,260	46,774
Total increase (decrease) in net assets			(108,500,289)		(13,866,392)

Net Assets
Beginning of period				475,509,151	489,375,543
End of period (including undistributed net investment income of $3,248,767 and undistributed net investment
income of $2,080,311, respectively)				$367,008,862	$475,509,151

Other Information
Shares
Sold				2,286,589	2,896,208
Issued in reinvestment of distributions				1,042,335	1,157,708
Redeemed				(5,850,883)	(3,528,468)
Net increase (decrease)				(2,521,959)	525,448

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$37.98	$40.80	$ 29.86	$33.26	$33.40
Income from Investment Operations
Net investment income (loss)C	76	.67	.52	.50	.51
Net realized and unrealized gain (loss)	1.82	.54	11.36	(3.57)	(.17)
Total from investment operations	2.58	1.21	11.88	(3.07)	.34
Distributions from net investment income	(.62)	(.57)	(.48)	(.34)	(.47)
Distributions from net realized gain	(3.23)	(3.46)	(.46)	—	(.02)
Total distributions	(3.85)	(4.03)	(.94)	(.34)	(.49)
Redemption fees added to paid in capitalC	—F	—F	—F	.01	.01
Net asset value, end of period	$36.71	$37.98	$ 40.80	$29.86	$33.26
Total ReturnA,B	7.22%	2.68%	40.08%	(9.24)%	1.07%
Ratios to Average Net AssetsD
Expenses before reductions	94%	.95%	1.08%	1.11%	1.11%
Expenses net of fee waivers, if any	94%	.95%	1.08%	1.11%	1.11%
Expenses net of all reductions	92%	.94%	1.07%	1.10%	1.09%
Net investment income (loss)	2.04%	1.70%	1.46%	1.54%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367,009	$ 475,509	$ 489,376	$ 383,138	$ 473,589
Portfolio turnover rate	70%	51%	28%	33%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Brokerage and Investment Management Portfolio

Performance
Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Brokerage and Investment Management	45.77%	12.02%	20.00%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 29, 1996 The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

14

Brokerage and Investment Management Portfolio

Management’s Discussion of Fund Performance

Comments from Charles Hebard, who became Portfolio Manager of Fidelity® Select Brokerage and Investment Management Portfolio on March 10, 2006, after the end of the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

The fund had a total return of 45.77% during the past year, significantly outperforming both the Goldman Sachs® Financial Services Index, which returned 15.23%, and the S&P 500. Brokers and investment managers constituted the best performing group within the financials sector. Solid economic growth, expanding capital markets activity, heavy trading volumes and consolidation within the industry provided a favorable backdrop. In addition, with the help of good stock selection, the fund took advantage of important trends, including the growth of electronic trading. Our strong gains in stocks tied to the securities business were curbed a bit, though, by weak results in consumer finance and a lack of exposure to the real estate industry, a component of the sector index that fared well. The consolidation of trading exchanges and the movement to electronic trading helped propel the performance of both the Nasdaq Stock Market and Archipelago Holdings, which acquired the New York Stock Exchange. The fund’s overweighted position in online brokerages, including Ameritrade — which began trading under TD Ameritrade after acquiring TD Waterhouse during the period —E*TRADE, TradeStation Group and optionsXpress, also helped, as did a large stake in asset manager Legg Mason. Despite the strong overall performance, some holdings disappointed. First Marblehead, which specializes in securitizing student loans, fell after concerns grew about its outlook and the company’s chief executive officer resigned. REFCO, the nation’s largest derivatives broker, declined following a regulatory investigation into a transaction with another company controlled by REFCO’s CEO. The positions in both First Marblehead and REFCO were sold from the fund by period end. American International Group, the fund’s largest holding at the close of the period, struggled because of regulatory investigations, the resignation of its CEO and the restatement of past earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

15 15 Annual Report

Brokerage and Investment Management Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
American International Group,
Inc.	9.3	10.1
TD Ameritrade Holding Corp.	5.2	3.6
E*TRADE Financial Corp.	5.0	5.1
Franklin Resources, Inc.	5.0	3.7
Merrill Lynch & Co., Inc.	5.0	3.9
UBS AG (NY Shares)	4.8	4.7
American Express Co.	4.7	5.0
Affiliated Managers Group, Inc.	3.9	3.5
T. Rowe Price Group, Inc.	3.5	3.1
State Street Corp.	3.4	3.1
	49.8

Annual Report

16

Brokerage and Investment Management Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 96.0%
	Shares	Value (Note 1)

CAPITAL MARKETS – 64.1%
Asset Management & Custody Banks – 25.0%
Affiliated Managers Group, Inc. (a)(d)	491,900	$ 48,417,717
American Capital Strategies Ltd. (d)	984,000	35,128,800
Ares Capital Corp.	100,000	1,734,000
Cohen & Steers, Inc.	50,000	1,123,500
Eaton Vance Corp. (non-vtg.)	232,100	6,540,578
EFG International	175,000	4,835,360
Federated Investors, Inc. Class B (non-vtg.)	301,600	11,729,224
Franklin Resources, Inc.	602,100	61,823,628
Investors Financial Services Corp.	205,060	9,250,257
Janus Capital Group, Inc.	384,500	8,432,085
Julius Baer Holding AG (Bearer)	73,750	6,340,943
Legg Mason, Inc.	106,948	13,966,339
Nuveen Investments, Inc. Class A	356,700	17,182,239
SEI Investments Co.	1,000	41,790
State Street Corp.	672,500	42,017,800
T. Rowe Price Group, Inc.	561,100	43,081,258
U.S. Global Investments, Inc. Class A (a)	19,404	272,238
		311,917,756
Diversified Capital Markets – 4.8%
UBS AG (NY Shares)	565,200	60,041,196
Investment Banking & Brokerage – 34.3%
A.G. Edwards, Inc	100,000	4,470,000
Bear Stearns Companies, Inc.	91,300	12,274,372
Charles Schwab Corp.	678,100	10,992,001
Daiwa Securities Group, Inc.	573,000	6,833,132
E*TRADE Financial Corp. (a)	2,440,800	62,435,664
E*TRADE Securities Co. Ltd. (d)	5,560	12,834,568
GFI Group, Inc. (a)	287,200	17,249,232
Greenhill & Co., Inc.	77,800	5,080,340
IL&Fs Investsmart Ltd.	931,430	4,936,421
Indiabulls Financial Services Ltd.	2,772,896	11,721,005
Indiabulls Financial Services Ltd. GDR (e)	33,573	141,545
Jefferies Group, Inc.	249,800	14,248,592
Knight Capital Group, Inc. Class A (a)	450,000	5,665,500
Lazard Ltd. Class A	323,000	12,429,040
MCF Corp. (a)	3,574,800	3,860,784
Merrill Lynch & Co., Inc.	800,450	61,802,745
Morgan Stanley	500,000	29,830,000
Nikko Cordial Corp.	419,500	6,653,479
Nomura Holdings, Inc. sponsored ADR	521,200	10,053,948
optionsXpress Holdings, Inc.	1,084,339	33,375,954
Piper Jaffray Companies (a)	19,400	963,792
Stifel Financial Corp. (a)	28,200	1,080,906
TD Ameritrade Holding Corp.	2,985,149	64,956,842
Technology Investment Capital Corp.	219,151	3,342,053

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

17

Brokerage and Investment Management Portfolio
Investments - continued

	Shares	Value (Note 1)
Thomas Weisel Partners Group, Inc.	1,700	$ 36,329
TradeStation Group, Inc. (a)	1,876,239	29,794,675
		427,062,919

TOTAL CAPITAL MARKETS		799,021,871

COMMERCIAL BANKS – 2.2%
Diversified Banks – 2.2%
HDFC Bank Ltd.	170,000	2,830,390
HDFC Bank Ltd. sponsored ADR	114,900	6,111,531
KBC Groupe SA	35,000	3,654,979
Kookmin Bank sponsored ADR	180,000	13,635,000
State Bank of India	27,505	603,277
		26,835,177

CONSUMER FINANCE – 4.7%
Consumer Finance – 4.7%
American Express Co.	1,089,900	58,723,812
DIVERSIFIED CONSUMER SERVICES – 0.7%
Education Services – 0.3%
INVESTools, Inc. (a)	425,400	3,296,850
Specialized Consumer Services – 0.4%
Jackson Hewitt Tax Service, Inc.	191,800	5,447,120

TOTAL DIVERSIFIED CONSUMER SERVICES		8,743,970

DIVERSIFIED FINANCIAL SERVICES – 5.6%
Specialized Finance – 5.6%
Deutsche Boerse AG	51,000	6,418,958
Hong Kong Exchanges & Clearing Ltd.	500,000	2,568,350
IntercontinentalExchange, Inc.	309,812	16,962,207
OMX AB	125,000	2,132,755
Osaka Securities Exchange Co. Ltd. (a)	372	3,327,127
Primus Guaranty Ltd. (a)	202,900	2,536,250
Singapore Exchange Ltd.	1,778,000	4,186,108
The Nasdaq Stock Market, Inc. (a)	768,700	31,140,037
		69,271,792

INSURANCE – 18.3%
Insurance Brokers – 2.6%
Marsh & McLennan Companies, Inc.	728,600	22,521,026
National Financial Partners Corp.	166,600	9,804,410
		32,325,436
Life & Health Insurance – 3.0%
Phoenix Companies, Inc.	50,000	717,500
Prudential Financial, Inc.	471,700	36,339,768
		37,057,268
Multi-Line Insurance – 10.8%
American International Group, Inc.	1,741,600	115,572,576
Assurant, Inc.	250,000	11,350,000
Hartford Financial Services Group, Inc.	100,000	8,238,000
		135,160,576

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Common Stocks – continued
	Shares	Value (Note 1)

INSURANCE – CONTINUED
Property & Casualty Insurance – 0.9%
Aspen Insurance Holdings Ltd.	410,000	$ 9,516,100
Republic Companies Group, Inc.	32,600	560,068
XL Capital Ltd. Class A	13,800	932,190
		11,008,358
Reinsurance – 1.0%
Endurance Specialty Holdings Ltd.	310,000	9,765,000
PartnerRe Ltd.	55,100	3,339,611
		13,104,611

TOTAL INSURANCE		228,656,249

REAL ESTATE – 0.3%
Real Estate Investment Trusts – 0.3%
KKR Financial Corp.	153,700	3,515,119
THRIFTS & MORTGAGE FINANCE – 0.1%
Thrifts & Mortgage Finance – 0.1%
NetBank, Inc.	173,800	1,294,810
TOTAL COMMON STOCKS
(Cost $942,285,011)	1,196,062,800

Money Market Funds — 10.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	73,476,811	$73,476,811
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	50,956,411	50,956,411
TOTAL MONEY MARKET FUNDS
(Cost $124,433,222)		124,433,222

TOTAL INVESTMENT PORTFOLIO - 106.0%
(Cost $1,066,718,233)	1,320,496,022

NET OTHER ASSETS – (6.0)%		(74,198,077)
NET ASSETS – 100%	$1,246,297,945

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $141,545 or 0.0% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 1,212,656

19

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Brokerage and Investment Management Portfolio
Investments - continued

Fidelity Securities Lending Cash Central Fund	340,618
Total	$ 1,553,274

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	83.5%
Switzerland	5.7%
Japan	3.1%
Bermuda	3.0%
India	2.1%
Korea (South)	1.1%
Others (individually less than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $48,716,824) — See accompanying schedule:
Unaffiliated issuers (cost $942,285,011)	$ 1,196,062,800
Affiliated Central Funds (cost $124,433,222)	124,433,222
Total Investments (cost $1,066,718,233)		$1,320,496,022
Receivable for investments sold		14,066,666
Receivable for fund shares sold		12,901,104
Dividends receivable		1,055,981
Interest receivable		177,710
Prepaid expenses		1,994
Other affiliated receivables		355
Other receivables		39,208
Total assets		1,348,739,040

Liabilities
Payable for investments purchased	$49,339,039
Payable for fund shares redeemed	1,120,221
Accrued management fee	556,291
Other affiliated payables	270,850
Other payables and accrued expenses	198,283
Collateral on securities loaned, at value	50,956,411
Total liabilities		102,441,095

Net Assets		$ 1,246,297,945
Net Assets consist of:
Paid in capital		$936,693,250
Undistributed net investment income		7,022,564
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,953,662
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		253,628,469
Net Assets, for 16,373,261 shares outstanding		$ 1,246,297,945

Net Asset Value, offering price and redemption price per share ($1,246,297,945 ÷ 16,373,261 shares)		$76.12

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$8,337,805
Special dividends		5,740,521
Interest		735
Income from affiliated Central Funds		1,553,274
Total income		15,632,335

Expenses
Management fee	$3,742,983
Transfer agent fees	1,874,094
Accounting and security lending fees
	305,433
Independent trustees’ compensation	2,487
Custodian fees and expenses	61,716
Registration fees	134,789
Audit	40,112
Legal	2,943
Miscellaneous	5,871
Total expenses before reductions	6,170,428
Expense reductions	(358,794)	5,811,634

Net investment income (loss)		9,820,701

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $265,132)	103,295,401
Foreign currency transactions	13,897
Total net realized gain (loss)		103,309,298
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred foreign taxes of $221,350)	153,342,251
Assets and liabilities in foreign currencies	(1,134)
Total change in net unrealized appreciation (depreciation)		153,341,117
Net gain (loss)		256,650,415
Net increase (decrease) in net assets resulting from operations		$266,471,116

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$9,820,701	$	1,584,026
Net realized gain (loss)				103,309,298		33,154,581
Change in net unrealized appreciation (depreciation)				153,341,117		(33,842,057)
Net increase (decrease) in net assets resulting from operations				266,471,116		896,550
Distributions to shareholders from net investment income				(2,635,364)		(1,897,672)
Distributions to shareholders from net realized gain				(49,077,063)		—
Total distributions				(51,712,427)		(1,897,672)
Share transactions
Proceeds from sales of shares				905,653,225		155,320,545
Reinvestment of distributions				49,399,557		1,797,563
Cost of shares redeemed			(338,928,303)			(201,538,178)
Net increase (decrease) in net assets resulting from share transactions				616,124,479		(44,420,070)
Redemption fees				178,219		83,829
Total increase (decrease) in net assets				831,061,387		(45,337,363)

Net Assets
Beginning of period				415,236,558		460,573,921
End of period (including undistributed net investment income of $7,022,564 and undistributed net investment
income of $74,919, respectively)			$ 1,246,297,945			$415,236,558

Other Information
Shares
Sold				13,298,513		2,968,378
Issued in reinvestment of distributions				708,725		32,811
Redeemed				(5,190,450)		(3,953,706)
Net increase (decrease)				8,816,788		(952,517)

Financial Highlights
Years ended February 28,	2006	2005	2004G	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$54.95	$54.13	$ 33.22	$42.32		$50.10
Income from Investment Operations
Net investment income (loss)C	98D	.20	.17	.30		.04
Net realized and unrealized gain (loss)	23.81	.85E	20.88	(9.19)		(4.31)
Total from investment operations	24.79	1.05	21.05	(8.89)		(4.27)
Distributions from net investment income	(.19)	(.24)	(.16)	(.23)		(.12)
Distributions from net realized gain	(3.45)	—	—	—		(3.41)
Total distributions	(3.64)	(.24)	(.16)	(.23)		(3.53)
Redemption fees added to paid in capitalC	02	.01	.02	.02		.02
Net asset value, end of period	$76.12	$54.95	$ 54.13	$33.22		$42.32
Total ReturnA,B	45.77%	1.96%	63.56%	(21.02)%		(8.13)%
Ratios to Average Net AssetsF
Expenses before reductions	95%	.98%	1.12%	1.20%		1.15%
Expenses net of fee waivers, if any	95%	.98%	1.12%	1.20%		1.15%
Expenses net of all reductions	89%	.94%	1.10%	1.16%		1.11%
Net investment income (loss)	1.51%D	.40%	.39%	.78%		.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,246,298	$ 415,237	$ 460,574	$281,885		$ 425,746
Portfolio turnover rate	112%	98%	64%	64%		74%
ATotal returns would have been lower had certain expenses not been reduced during the periods shown.BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.58 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

23

Annual Report

Financial Services Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Financial Services	14.51%	7.05%	13.24%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

24

Financial Services Portfolio

Management’s Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Select Financial Services Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund had a total return of 14.51%, modestly trailing the Goldman Sachs® Financial Services Index, which returned 15.23%, while outdistancing the S&P 500. The fund trailed the Goldman Sachs index primarily because of weak performance by some consumer finance holdings and an overweighting in the reinsurance industry, where several companies were hit by unprecedented hurricane-related losses. The fund’s overweighted position in securities brokers and investment banks, as well as stock selection within that industry, supported performance, as the group benefited from unexpectedly high trading activity and investment banking fees. Holdings in online brokerages E*TRADE, TradeStation Group and Ameritrade — which began trading under TD Ameritrade after acquiring TD Waterhouse during the period — all were major contributors. Another excellent performer was Westcorp, a California-based company specializing in banking and automobile lending, whose stock gained following the announcement that it would be acquired by Wachovia Bank. On the downside, the heavy losses following the onslaughts of Hurricanes Katrina and Rita on the Gulf Coast hurt companies writing property reinsurance policies, among them Endurance Specialty Holdings, Montpelier Re Holdings and Aspen Insurance Holdings. The position in Montpelier Re was sold. American International Group, the fund’s largest holding at period end, had a positive return but lagged the Goldman Sachs index because of the market’s reaction to regulatory investigations into its reinsurance transactions. These investigations resulted in the forced resignation of the company’s long-time CEO and the restatement of past earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

25 25 Annual Report

Financial Services Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
American International Group,
Inc.	8.1	9.1
Bank of America Corp.	5.7	5.9
JPMorgan Chase & Co.	5.1	4.8
Merrill Lynch & Co., Inc.	3.6	4.5
Wachovia Corp.	3.5	3.1
Wells Fargo & Co.	3.4	4.6
ACE Ltd.	2.7	2.0
American Express Co.	2.6	4.4
Fannie Mae	2.2	1.7
Endurance Specialty Holdings Ltd.	2.0	1.4
	38.9

Annual Report

26

Financial Services Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.1%
	Shares	Value (Note 1)

CAPITAL MARKETS – 18.8%
Asset Management & Custody Banks – 5.9%
Affiliated Managers Group, Inc. (a)	12,700	$ 1,250,061
American Capital Strategies Ltd.	65,000	2,320,500
Ameriprise Financial, Inc.	47,140	2,143,927
Bank of New York Co., Inc.	53,736	1,839,921
Federated Investors, Inc. Class B (non-vtg.)	16,750	651,408
Franklin Resources, Inc.	45,500	4,671,940
Investors Financial Services Corp.	95,200	4,294,472
Legg Mason, Inc.	15,200	1,984,968
Northern Trust Corp.	46,600	2,456,752
Nuveen Investments, Inc. Class A	29,300	1,411,381
State Street Corp.	96,300	6,016,824
		29,042,154
Diversified Capital Markets – 1.7%
Deutsche Bank AG (NY Shares)	6,200	686,650
UBS AG (NY Shares)	70,300	7,467,969
		8,154,619
Investment Banking & Brokerage – 11.2%
Bear Stearns Companies, Inc.	15,700	2,110,708
Charles Schwab Corp.	116,300	1,885,223
Daiwa Securities Group, Inc.	74,000	882,464
E*TRADE Financial Corp. (a)	353,600	9,045,088
Goldman Sachs Group, Inc.	47,900	6,767,791
Indiabulls Financial Services Ltd.	328,346	1,387,915
Lazard Ltd. Class A	41,000	1,577,680
Lehman Brothers Holdings, Inc.	15,600	2,276,820
MCF Corp. (a)	443,500	478,980
Merrill Lynch & Co., Inc.	225,700	17,426,297
Morgan Stanley	76,200	4,546,092
Nikko Cordial Corp.	55,500	880,258
Nomura Holdings, Inc.	58,600	1,130,394
TD Ameritrade Holding Corp.	65,965	1,435,398
Technology Investment Capital Corp.	65,700	1,001,925
TradeStation Group, Inc. (a)	138,947	2,206,478
		55,039,511

TOTAL CAPITAL MARKETS		92,236,284

COMMERCIAL BANKS – 23.7%
Diversified Banks – 19.6%
ABN-AMRO Holding NV sponsored ADR	48,500	1,412,320
Banco Popolare di Verona e Novara	117,800	2,826,843
Bangkok Bank Ltd. PCL (For. Reg.)	400,200	1,299,550
Bank of America Corp.	607,331	27,846,126
Bank of Montreal, Quebec	84,100	5,105,292
Deutsche Postbank AG (d)	14,400	1,018,473
HDFC Bank Ltd. sponsored ADR	45,400	2,414,826

	Shares	Value (Note 1)
ICICI Bank Ltd.	104,030	$ 1,486,566
Korea Exchange Bank (a)	115,930	1,656,450
See accompanying notes which are an integral part of the financial statements.

27

27 Annual Report

Financial Services Portfolio
Investments - continued

Standard Chartered PLC (United Kingdom)	150,500	3,933,594
State Bank of India	83,035	1,821,238
Toronto-Dominion Bank	56,600	3,258,056
U.S. Bancorp, Delaware	253,700	7,841,867
Wachovia Corp.	307,659	17,250,440
Wells Fargo & Co.	260,150	16,701,630
		95,873,271
Regional Banks – 4.1%
Cathay General Bancorp	71,843	2,559,766
Center Financial Corp., California	66,000	1,529,220
City National Corp.	11,600	881,136
East West Bancorp, Inc.	12,523	471,992
Higashi-Nippon Bank Ltd.	131,600	683,790
Hokuhoku Financial Group, Inc.	183,000	787,190
Kansai Urban Banking Corp.	175,000	733,399
Kyushu-Shinwa Holdings, Inc. (a)(d)	361,000	830,249
M&T Bank Corp.	9,800	1,101,520
Nara Bancorp, Inc.	17,507	305,847
Nishi-Nippon City Bank Ltd.	99,000	505,969
North Fork Bancorp, Inc., New York	43,632	1,114,361
SVB Financial Group (a)	58,400	2,977,816
The Keiyo Bank Ltd.	106,000	717,811
UCBH Holdings, Inc.	55,300	989,870
UnionBanCal Corp.	27,600	1,906,884
Westcorp	29,600	2,126,760
		20,223,580

TOTAL COMMERCIAL BANKS		116,096,851

CONSUMER FINANCE – 4.5%
Consumer Finance – 4.5%
American Express Co.	235,600	12,694,128
Capital One Financial Corp. (d)	36,400	3,188,640
Dollar Financial Corp. (a)	177,279	2,508,498
SLM Corp.	63,500	3,582,035
		21,973,301

DIVERSIFIED CONSUMER SERVICES – 0.2%
Specialized Consumer Services – 0.2%
Jackson Hewitt Tax Service, Inc.	39,600	1,124,640
DIVERSIFIED FINANCIAL SERVICES – 9.1%
Other Diversifed Financial Services – 6.8%
Citigroup, Inc.	160,234	7,430,051
ING Groep NV sponsored ADR	25,100	943,509
JPMorgan Chase & Co.	608,245	25,023,199
		33,396,759
Specialized Finance – 2.3%
Asset Acceptance Capital Corp. (a)	62,638	1,252,134
CIT Group, Inc.	59,300	3,188,561
IntercontinentalExchange, Inc.	56,900	3,115,275

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Common Stocks – continued
	Shares	Value (Note

DIVERSIFIED FINANCIAL SERVICES – CONTINUED
Specialized Finance – continued
Marlin Business Services Corp. (a)	44,234	$ 1,017,382
NETeller PLC (a)	114,400	1,509,074
Singapore Exchange Ltd.	576,000	1,356,129
		11,438,555

TOTAL DIVERSIFIED FINANCIAL SERVICES		44,835,314

HOUSEHOLD DURABLES – 0.2%
Homebuilding – 0.2%
D.R. Horton, Inc.	33,300	1,135,863
INSURANCE – 29.8%
Insurance Brokers – 0.7%
Marsh & McLennan Companies, Inc.	18,200	562,562
National Financial Partners Corp.	33,000	1,942,050
Willis Group Holdings Ltd.	20,500	706,020
		3,210,632
Life & Health Insurance – 4.8%
AFLAC, Inc.	107,600	4,976,500
American Equity Investment Life Holding Co.	36,500	488,735
MetLife, Inc.	124,200	6,224,904
Protective Life Corp.	10,500	511,875
Prudential Financial, Inc.	56,500	4,352,760
Sun Life Financial, Inc.	135,100	5,915,790
Torchmark Corp.	19,900	1,087,933
		23,558,497
Multi-Line Insurance – 9.7%
American International Group, Inc.	594,351	39,441,131
Genworth Financial, Inc. Class A (non-vtg.)	19,500	620,490
Hartford Financial Services Group, Inc.	72,900	6,005,502
HCC Insurance Holdings, Inc.	49,350	1,588,577
		47,655,700
Property & Casualty Insurance – 9.0%
ACE Ltd.	240,200	13,386,346
Allstate Corp.	91,500	5,012,370
AMBAC Financial Group, Inc.	31,700	2,382,255
Aspen Insurance Holdings Ltd.	176,400	4,094,244
Axis Capital Holdings Ltd.	56,200	1,739,952
Berkshire Hathaway, Inc. Class B (a)	1,420	4,100,960
Fidelity National Financial, Inc.	37,475	1,415,056
MBIA, Inc.	20,400	1,198,296
The St. Paul Travelers Companies, Inc.	139,800	6,008,604
XL Capital Ltd. Class A	69,500	4,694,725
		44,032,808

	Shares	Value (Note
Reinsurance – 5.6%
Endurance Specialty Holdings Ltd.	314,070	$ 9,893,205
Everest Re Group Ltd.	10,400	1,030,016

29

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Services Portfolio
Investments - continued

IPC Holdings Ltd.	6,200	162,874
Max Re Capital Ltd.	80,299	1,960,099
PartnerRe Ltd.	67,100	4,066,931
Platinum Underwriters Holdings Ltd.	228,400	6,993,608
Scottish Re Group Ltd.	92,900	2,322,500
Swiss Reinsurance Co. (Reg.)	17,963	1,279,502
		27,708,735

TOTAL INSURANCE		146,166,372

REAL ESTATE – 4.8%
Real Estate Investment Trusts – 4.5%
Apartment Investment & Management Co. Class A	25,300	1,121,043
CBL & Associates Properties, Inc.	30,360	1,293,336
Digital Realty Trust, Inc.	57,000	1,573,770
Duke Realty Corp.	26,300	923,130
Equity Lifestyle Properties, Inc.	16,300	777,347
Equity Residential (SBI)	83,000	3,758,240
General Growth Properties, Inc.	18,500	932,215
Healthcare Realty Trust, Inc.	55,200	2,059,512
Kimco Realty Corp.	25,800	926,994
Reckson Associates Realty Corp.	28,900	1,182,010
Simon Property Group, Inc.	55,100	4,571,647
The Mills Corp.	36,500	1,442,845
United Dominion Realty Trust, Inc. (SBI)	45,100	1,206,425
		21,768,514
Real Estate Management & Development – 0.3%
Mitsui Fudosan Co. Ltd.	73,000	1,511,006

TOTAL REAL ESTATE		23,279,520

THRIFTS & MORTGAGE FINANCE – 8.0%
Thrifts & Mortgage Finance – 8.0%
Countrywide Financial Corp.	151,944	5,239,029
Doral Financial Corp.	26,150	291,834
Downey Financial Corp.	8,100	514,755
Fannie Mae	197,500	10,799,300
Freddie Mac	31,600	2,129,524
Golden West Financial Corp., Delaware	56,300	3,998,989
Hudson City Bancorp, Inc.	250,411	3,232,806
Hypo Real Estate Holding AG	18,100	1,191,051
MGIC Investment Corp.	19,600	1,249,500
Radian Group, Inc.	24,000	1,362,000
Sovereign Bancorp, Inc.	89,100	1,855,953
The PMI Group, Inc.	27,300	1,182,090

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Common Stocks – continued
	Shares	Value (Note 1)
THRIFTS & MORTGAGE FINANCE – CONTINUED
Thrifts & Mortgage Finance – continued
W Holding Co., Inc.	118,907	$ 956,012
Washington Mutual, Inc.	123,500	5,273,450
		39,276,293
TOTAL COMMON STOCKS
(Cost $336,891,281)		486,124,438
Money Market Funds — 0.9%
Fidelity Cash Central Fund, 4.57% (b)	1,997,114	1,997,114
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	2,356,495	2,356,495
TOTAL MONEY MARKET FUNDS
(Cost $4,353,609)		4,353,609
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $341,244,890)		490,478,047

NET OTHER ASSETS – 0.0%		(239,185)
NET ASSETS – 100%		$490,238,862

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 179,014
Fidelity Securities Lending Cash Central Fund	81,042
Total	$ 260,056

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.6%
Bermuda	9.2%
Canada	2.9%
Switzerland	1.8%
Japan	1.8%
India	1.5%
United Kingdom	1.1%
Others (individually less than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

31

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $2,260,017) — See accompanying schedule:
Unaffiliated issuers (cost $336,891,281)	$486,124,438
Affiliated Central Funds (cost $4,353,609)	4,353,609
Total Investments (cost $341,244,890)		$490,478,047
Receivable for investments sold		2,235,860
Receivable for fund shares sold		823,253
Dividends receivable		656,327
Interest receivable		4,020
Prepaid expenses		1,847
Other affiliated receivables		59
Other receivables		21,974
Total assets		494,221,387

Liabilities
Payable for investments purchased	$467,684
Payable for fund shares redeemed	747,813
Accrued management fee	229,568
Other affiliated payables	138,893
Other payables and accrued expenses	42,072
Collateral on securities loaned, at value	2,356,495
Total liabilities		3,982,525

Net Assets		$490,238,862
Net Assets consist of:
Paid in capital		$323,261,321
Undistributed net investment income		1,375,614
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,375,473
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		149,226,454
Net Assets, for 4,085,076 shares outstanding		$490,238,862
Net Asset Value, offering price and redemption price per share ($490,238,862 ÷ 4,085,076 shares)		$120.01

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$9,994,003
Interest		229
Income from affiliated Central Funds		260,056
Total income		10,254,288

Expenses
Management fee	$2,646,531
Transfer agent fees	1,485,801
Accounting and security lending fees
	233,501
Independent trustees’ compensation	2,041
Custodian fees and expenses	40,220
Registration fees	40,937
Audit	38,034
Legal	2,387
Interest	686
Miscellaneous	6,341
Total expenses before reductions	4,496,479
Expense reductions	(90,587)	4,405,892

Net investment income (loss)		5,848,396

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $79,926)	29,895,266
Payment from investment adviser for losses on investments not meeting investment restrictions	10,241
Foreign currency transactions	(14,265)
Total net realized gain (loss)		29,891,242
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $6,747)	27,122,144
Assets and liabilities in foreign currencies	(3,978)
Total change in net unrealized appreciation (depreciation)		27,118,166
Net gain (loss)		57,009,408
Net increase (decrease) in net assets resulting from operations		$62,857,804

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$5,848,396	$4,914,141
Net realized gain (loss)				29,891,242	62,130,819
Change in net unrealized appreciation (depreciation)				27,118,166	(52,538,812)
Net increase (decrease) in net assets resulting from operations				62,857,804	14,506,148
Distributions to shareholders from net investment income				(5,599,282)	(3,801,680)
Distributions to shareholders from net realized gain				(34,940,068)	(40,142,276)
Total distributions				(40,539,350)	(43,943,956)
Share transactions
Proceeds from sales of shares				130,389,343	107,991,182
Reinvestment of distributions				38,466,222	41,813,485
Cost of shares redeemed				(188,068,301)	(188,907,620)
Net increase (decrease) in net assets resulting from share transactions				(19,212,736)	(39,102,953)
Redemption fees				59,944	36,802
Total increase (decrease) in net assets				3,165,662	(68,503,959)

Net Assets
Beginning of period				487,073,200	555,577,159
End of period (including undistributed net investment income of $1,375,614 and undistributed net investment income
of $1,483,892, respectively)				$490,238,862	$487,073,200

Other Information
Shares
Sold				1,151,335	931,486
Issued in reinvestment of distributions				360,852	364,072
Redeemed				(1,673,743)	(1,636,996)
Net increase (decrease)				(161,556)	(341,438)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$114.70	$ 121.09	$84.14	$99.95	$108.59
Income from Investment Operations
Net investment income (loss)C	1.41	1.11	.96	.74	.96
Net realized and unrealized gain (loss)	13.73	2.75	36.92	(15.75)	(4.95)
Total from investment operations	15.14	3.86	37.88	(15.01)	(3.99)
Distributions from net investment income	(1.34)	(.89)	(.94)	(.82)	(1.03)
Distributions from net realized gain	(8.50)	(9.37)	—	—	(3.64)
Total distributions	(9.84)	(10.26)	(.94)	(.82)	(4.67)
Redemption fees added to paid in capitalC	01.01		.01	.02	.02
Net asset value, end of period	$120.01	$ 114.70	$121.09	$84.14	$99.95
Total ReturnA,B	14.51%	3.29%	45.17%	(15.06)%	(3.58)%
Ratios to Average Net AssetsD
Expenses before reductions	97%	.97%	1.09%	1.12%	1.07%
Expenses net of fee waivers, if any	97%	.97%	1.09%	1.12%	1.07%
Expenses net of all reductions	95%	.94%	1.07%	1.09%	1.03%
Net investment income (loss)	1.26%	.96%	.92%	.79%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 490,239	$ 487,073	$ 555,577	$ 389,392	$ 560,002
Portfolio turnover rate	47%	101%	51%	76%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Home Finance Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Home Finance	0.99%	8.54%	11.67%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

35 Annual Report

Home Finance Portfolio

Management’s Discussion of Fund Performance

Comments from Valerie Friedholm, Portfolio Manager of Fidelity® Select Home Finance Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Select Home Finance was up 0.99% for the 12 months ending February 28, 2006, well behind both the Goldman Sachs® Financial Services Index, which rose 15.23%, and the S&P 500. A flattening yield curve — meaning the increasingly smaller difference between short-term interest rates, which the Federal Reserve Board continued to raise during the period, and longer-term rates, which remained low — made it difficult for home finance lenders to generate strong earnings on interest rate margins. This unfavorable environment hurt the performance of many mortgage lenders in the portfolio. In addition, inopportune security selection in two names — Doral Financial, a Puerto Rican lender, and Fannie Mae, the large mortgage underwriter —hurt relative to the sector index, as accounting issues at both firms precipitated sell-offs in their stocks. Competitive worries about First Marblehead, which securitizes student loans, sent its stock price lower, and I sold the position. On the plus side, the fund was helped by title insurance underwriter Fidelity National Financial and PNC Financial, a diversified banking company with low reliance on interest-sensitive earnings. The fund also was helped by a lack of exposure to several large index components — including Citigroup — that underperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

36

Home Finance Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Fannie Mae	6.9	4.4
Countrywide Financial Corp.	6.8	6.2
Freddie Mac	5.8	4.2
Golden West Financial Corp.,
Delaware	5.6	6.0
PNC Financial Services Group,
Inc.	4.4	3.3
Radian Group, Inc.	4.4	4.0
Wells Fargo & Co.	4.3	4.1
Sovereign Bancorp, Inc.	4.3	4.0
MGIC Investment Corp.	4.2	4.2
Old Republic International Corp.	4.1	4.2
	50.8

37 Annual Report

37

Home Finance Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.0%
	Shares	Value (Note 1)

COMMERCIAL BANKS – 17.9%
Diversified Banks – 4.3%
Wells Fargo & Co.	197,400	$ 12,673,080
Regional Banks – 13.6%
Center Financial Corp., California	29,788	690,188
Colonial Bancgroup, Inc.	339,100	8,514,801
East West Bancorp, Inc.	25,600	964,864
Nara Bancorp, Inc.	27,200	475,184
North Fork Bancorp, Inc., New York	110,359	2,818,569
PNC Financial Services Group, Inc.	181,700	12,782,595
TCF Financial Corp.	114,200	2,896,112
TD Banknorth, Inc. (d)	309,675	9,516,313
UCBH Holdings, Inc.	59,144	1,058,678
		39,717,304

TOTAL COMMERCIAL BANKS		52,390,384

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Other Diversifed Financial Services – 4.1%
EuroBancshares, Inc. (a)	47,200	590,472
JPMorgan Chase & Co.	275,300	11,325,842
		11,916,314

INSURANCE – 14.7%
Multi-Line Insurance – 3.5%
Genworth Financial, Inc. Class A (non-vtg.)	317,435	10,100,782
Property & Casualty Insurance – 11.2%
Fidelity National Financial, Inc.	290,366	10,964,220
First American Corp., California	228,700	9,641,992
Old Republic International Corp.	569,275	12,119,865
		32,726,077

TOTAL INSURANCE		42,826,859

INTERNET SOFTWARE & SERVICES – 0.1%
Internet Software & Services – 0.1%
Homestore, Inc. (a)	71,659	445,719
REAL ESTATE – 1.2%
Real Estate Investment Trusts – 1.2%
American Financial Realty Trust (SBI)	195,500	2,310,810
CapitalSource, Inc.	32,913	809,989
Origen Financial, Inc.	44,400	300,588
		3,421,387

THRIFTS & MORTGAGE FINANCE – 61.0%
Thrifts & Mortgage Finance – 61.0%
Astoria Financial Corp.	237,700	6,814,859
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	50,700	692,055

	Shares	Value (Note 1)
Capitol Federal Financial (d)	91,100	$ 3,002,656
Countrywide Financial Corp.	577,800	19,922,544

See accompanying notes which are an integral part of the financial statements.

Annual Report 38

Dime Community Bancshares, Inc.	33,300	455,544
Doral Financial Corp. (d)	266,292	2,971,819
Downey Financial Corp.	13,800	876,990
Fannie Mae	370,800	20,275,343
FirstFed Financial Corp., Delaware (a)	10,600	636,106
Freddie Mac	252,600	17,022,714
Golden West Financial Corp., Delaware	230,300	16,358,209
Independence Community Bank Corp.	196,082	8,035,440
IndyMac Bancorp, Inc.	600	23,292
MGIC Investment Corp.	193,500	12,335,625
New York Community Bancorp, Inc. (d)	569,037	9,599,654
People’s Bank, Connecticut	318,300	9,848,202
Radian Group, Inc.	224,700	12,751,725
Sovereign Bancorp, Inc.	601,199	12,522,975
The PMI Group, Inc.	111,657	4,834,748
Triad Guaranty, Inc. (a)	17,900	812,481
Washington Federal, Inc.	186,062	4,402,227
Washington Mutual, Inc.	210,400	8,984,080
Webster Financial Corp.	106,900	5,040,335
		178,219,623

TOTAL COMMON STOCKS
(Cost $220,225,196)		289,220,286

Money Market Funds — 6.1%

Fidelity Cash Central Fund, 4.57% (b)	4,695,991	4,695,991
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	13,157,938	13,157,938
TOTAL MONEY MARKET FUNDS
(Cost $17,853,929)		17,853,929

TOTAL INVESTMENT PORTFOLIO - 105.1%
(Cost $238,079,125)		307,074,215

NET OTHER ASSETS – (5.1)%		(14,949,963)
NET ASSETS – 100%		$292,124,252

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

39

Home Finance Portfolio
Investments - continued

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 357,649
Fidelity Securities Lending Cash Central Fund	45,770
Total	$ 403,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $12,610,842) — See accompanying schedule:
Unaffiliated issuers (cost $220,225,196)	$289,220,286
Affiliated Central Funds (cost $17,853,929)	17,853,929
Total Investments (cost $238,079,125)		$307,074,215
Receivable for fund shares sold		242,644
Dividends receivable		405,007
Interest receivable		25,488
Prepaid expenses		1,446
Other affiliated receivables		4
Other receivables		61,735
Total assets		307,810,539

Liabilities
Payable for investments purchased	$1,632,089
Payable for fund shares redeemed	644,404
Accrued management fee	138,881
Other affiliated payables	87,041
Other payables and accrued expenses	25,934
Collateral on securities loaned, at value	13,157,938
Total liabilities		15,686,287

Net Assets		$292,124,252
Net Assets consist of:
Paid in capital		$215,917,296
Undistributed net investment income		2,696,950
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,514,916
Net unrealized appreciation (depreciation) on investments		68,995,090
Net Assets, for 5,635,923 shares outstanding		$292,124,252
Net Asset Value, offering price and redemption price per share ($292,124,252 ÷ 5,635,923 shares)		$51.83

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$7,367,520
Special dividends		3,220,660
Interest		67
Income from affiliated Central Funds		403,419
Total income		10,991,666

Expenses
Management fee	$1,895,122
Transfer agent fees	1,072,912
Accounting and security lending fees
	168,327
Independent trustees’ compensation	1,425
Custodian fees and expenses	12,084
Registration fees	30,102
Audit	36,223
Legal	3,427
Miscellaneous	4,289
Total expenses before reductions	3,223,911
Expense reductions	(102,504)	3,121,407

Net investment income (loss)		7,870,259
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Home Finance Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers	40,363,923
Payment from investment adviser for losses on investments not meeting investment restrictions	93,207
Foreign currency transactions	45
Total net realized gain (loss)		40,457,175
Change in net unrealized appreciation (depreciation) on investment securities		(47,918,726)
Net gain (loss)		(7,461,551)
Net increase (decrease) in net assets resulting from operations		$408,708

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$7,870,259	$	3,408,910
Net realized gain (loss)				40,457,175		53,745,806
Change in net unrealized appreciation (depreciation)				(47,918,726)		(61,157,170)
Net increase (decrease) in net assets resulting from operations				408,708		(4,002,454)
Distributions to shareholders from net investment income				(5,380,189)		(3,477,354)
Distributions to shareholders from net realized gain				(37,238,765)		(56,184,735)
Total distributions				(42,618,954)		(59,662,089)
Share transactions
Proceeds from sales of shares				36,144,380		98,974,765
Reinvestment of distributions				40,625,810		56,903,069
Cost of shares redeemed				(138,541,892)		(145,235,716)
Net increase (decrease) in net assets resulting from share transactions				(61,771,702)		10,642,118
Redemption fees				18,308		50,578
Total increase (decrease) in net assets
				(103,963,640)		(52,971,847)
Net Assets
Beginning of period				396,087,892		449,059,739
End of period (including undistributed net investment income of $2,696,950 and undistributed net investment
income of $949,442, respectively)				$292,124,252		$396,087,892

Other Information
Shares
Sold				643,172		1,511,280
Issued in reinvestment of distributions				783,468		911,406
Redeemed				(2,490,689)		(2,253,150)
Net increase (decrease)				(1,064,049)		169,536

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$59.12	$68.76	$47.60	$52.95		$51.82
Income from Investment Operations
Net investment income (loss)C	1.32D	.54	.61	.39		.41
Net realized and unrealized gain (loss)	(.77)	(.54)	22.67	(4.77)		4.07
Total from investment operations	55	—	23.28	(4.38)		4.48
Distributions from net investment income	(.99)	(.56)	(.41)	(.30)		(.17)
Distributions from net realized gain	(6.85)	(9.09)	(1.72)	(.70)		(3.23)
Total distributions	(7.84)	(9.65)	(2.13)	(1.00)		(3.40)
Redemption fees added to paid in capitalC	—G	.01	.01	.03		.05
Net asset value, end of period	$51.83	$59.12	$68.76	$47.60		$52.95
Total ReturnA,B	99%	(.46)%	49.39%	(8.30)%		9.40%
Ratios to Average Net AssetsE
Expenses before reductions	97%	.97%	1.11%	1.14%		1.15%
Expenses net of fee waivers, if any	97%	.97%	1.11%	1.14%		1.15%
Expenses net of all reductions	94%	.96%	1.10%	1.11%		1.12%
Net investment income (loss)	2.36%D	.83%	1.05%	.75%		.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 292,124	$ 396,088	$ 449,060	$ 327,394		$ 408,779
Portfolio turnover rate	76%	37%	38%	78%		72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the  period. D Investment income per share reflects a special dividend which amounted to $.54 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.  E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

43

Annual Report

Insurance Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Insurance	13.68%	10.13%	15.96%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

44

Insurance Portfolio

Management’s Discussion of Fund Performance

Comments from Charles Hebard, who managed Fidelity® Select Insurance Portfolio during the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the 12 months that ended February 28, 2006, the fund had a total return of 13.68%, trailing the Goldman Sachs® Financial Services Index, which returned 15.23%, while surpassing the S&P 500. Insurance stocks performed well during the period considering that property and casualty companies suffered the largest claims losses in their history as a result of the devastating effects of Hurricanes Katrina and Rita in the Gulf Coast. The principal reasons the fund lagged the Goldman Sachs benchmark were that we overweighted the weak reinsurance industry and did not own security brokers and investment banks, which constituted the best performing group in the financial index. Two of the biggest contributors were property and casualty insurers W.R. Berkley and Bermuda-based ACE Ltd. Both had little exposure to hurricanes but both stood to benefit from the stronger pricing power anticipated by the industry as a result of the hurricanes. Life insurer Prudential Financial was another big gainer, primarily based on strong results from its international operations. AFLAC, a provider of supplemental insurance, also contributed. Three notable detractors from performance were Bermudan property and casualty reinsurers Montpelier Re Holdings, Endurance Specialty Holdings and XL Capital, all of which were hurt by hurricane claims. The fund’s largest holding during the period, American International Group, also underperformed. The company’s chief executive officer was forced to resign and the firm restated its past earnings reports amid regulatory investigations into several reinsurance transactions.

Note to shareholders: Stephen Hermsdorf was named manager of the fund on March 13, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

45 45 Annual Report

Insurance Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
American International Group,
Inc.	8.7	9.9
ACE Ltd.	5.7	5.3
The St. Paul Travelers Companies,
Inc.	5.4	5.3
Hartford Financial Services
Group, Inc.	4.9	4.2
MetLife, Inc.	4.3	5.5
WellPoint, Inc.	4.2	4.5
AFLAC, Inc.	4.1	5.2
Allstate Corp.	4.1	3.4
Prudential Financial, Inc.	3.9	4.5
W.R. Berkley Corp.	3.0	2.9
	48.3

Annual Report 46

Insurance Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.6%
	Shares	Value (Note 1)

CAPITAL MARKETS – 0.6%
Asset Management & Custody Banks – 0.6%
Ameriprise Financial, Inc.	27,400	$ 1,246,152
DIVERSIFIED FINANCIAL SERVICES – 0.3%
Multi-Sector Holdings – 0.3%
Leucadia National Corp.	11,000	596,750
HEALTH CARE PROVIDERS & SERVICES – 4.7%
Managed Health Care – 4.7%
Aetna, Inc.	13,200	673,200
Health Net, Inc. (a)	7,500	359,625
WellPoint, Inc. (a)	114,448	8,788,462
		9,821,287

INSURANCE – 92.0%
Insurance Brokers – 6.7%
Aon Corp.	82,200	3,255,942
Arthur J. Gallagher & Co.	12,600	371,574
Brown & Brown, Inc.	20,400	637,908
Hilb Rogal & Hobbs Co.	10,000	386,500
Marsh & McLennan Companies, Inc.	119,700	3,699,927
National Financial Partners Corp.	26,200	1,541,870
USI Holdings Corp. (a)	109,200	1,565,928
Willis Group Holdings Ltd.	74,200	2,555,448
		14,015,097
Life & Health Insurance – 19.1%
AFLAC, Inc.	184,200	8,519,250
American Equity Investment Life Holding Co.	52,100	697,619
Jefferson-Pilot Corp.	8,050	485,013
Lincoln National Corp.	18,800	1,067,276
Manulife Financial Corp.	63,311	4,045,016
MetLife, Inc.	181,300	9,086,756
Phoenix Companies, Inc.	37,000	530,950
Principal Financial Group, Inc.	31,800	1,549,296
Protective Life Corp.	23,800	1,160,250
Prudential Financial, Inc.	105,500	8,127,720
StanCorp Financial Group, Inc.	22,400	1,211,840
Torchmark Corp.	20,100	1,098,867
UICI	21,100	774,159
UnumProvident Corp.	78,935	1,633,165
		39,987,177
Multi-Line Insurance – 17.5%
American Financial Group, Inc., Ohio	31,000	1,283,400
American International Group, Inc.	275,800	18,302,089
Assurant, Inc.	35,400	1,607,160
Genworth Financial, Inc. Class A (non-vtg.)	63,300	2,014,206
Hanover Insurance Group, Inc.	26,273	1,272,927
Hartford Financial Services Group, Inc.	123,350	10,161,573
HCC Insurance Holdings, Inc.	58,900	1,895,991
		36,537,346

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

47

Insurance Portfolio
Investments - continued

	Shares	Value (Note 1)
Property & Casualty Insurance – 36.2%
ACE Ltd.	213,700	$ 11,909,501
Admiral Group PLC	61,500	609,523
Alleghany Corp.	1,740	501,120
Allstate Corp.	155,000	8,490,900
AMBAC Financial Group, Inc.	29,850	2,243,228
Aspen Insurance Holdings Ltd.	102,700	2,383,667
Axis Capital Holdings Ltd.	93,200	2,885,472
Berkshire Hathaway, Inc.:
Class A (a)	33	2,864,400
Class B (a)	62	179,056
Catlin Group Ltd.	162,900	1,468,046
Cincinnati Financial Corp.	13,701	607,776
Fidelity National Financial, Inc.	58,284	2,200,804
Fidelity National Title Group, Inc. Class A	12,402	293,927
James River Group, Inc.	10,500	252,000
Markel Corp. (a)	3,500	1,149,925
MBIA, Inc.	53,900	3,166,086
Navigators Group, Inc. (a)	13,100	614,390
Old Republic International Corp.	76,625	1,631,346
Philadelphia Consolidated Holdings Corp. (a)	6,400	684,800
RLI Corp.	8,700	458,664
Specialty Underwriters’ Alliance, Inc. (a)	87,400	549,737
The Chubb Corp.	63,229	6,054,177
The St. Paul Travelers Companies, Inc.	261,591	11,243,181
United America Indemnity Ltd. Class A (a)	51,000	1,160,250
W.R. Berkley Corp.	109,562	6,342,544
White Mountains Insurance Group Ltd.	900	496,809
XL Capital Ltd. Class A	77,500	5,235,125
		75,676,454
Reinsurance – 12.5%
Arch Capital Group Ltd. (a)	19,800	1,119,888
Benfield Group PLC	55,700	346,857
Endurance Specialty Holdings Ltd.	188,400	5,934,600
Everest Re Group Ltd.	38,900	3,852,656
IPC Holdings Ltd.	20,700	543,789
Max Re Capital Ltd.	39,500	964,195
Montpelier Re Holdings Ltd.	24,500	422,380
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	8,500	1,152,612
Odyssey Re Holdings Corp. (d)	13,600	319,328
PartnerRe Ltd.	58,200	3,527,502
Platinum Underwriters Holdings Ltd.	132,100	4,044,902
Reinsurance Group of America, Inc.	22,400	1,035,552
Scottish Re Group Ltd.	60,000	1,500,000
Swiss Reinsurance Co. (Reg.)	14,328	1,020,581
Transatlantic Holdings, Inc.	4,862	297,263
		26,082,105

TOTAL INSURANCE		192,298,179

See accompanying notes which are an integral part of the financial statements.

Annual Report 48

Common Stocks – continued
	Shares	Value (Note 1)

THRIFTS & MORTGAGE FINANCE – 2.0%
Thrifts & Mortgage Finance – 2.0%
MGIC Investment Corp.	31,100	$ 1,982,625
Radian Group, Inc.	21,300	1,208,775
The PMI Group, Inc.	23,000	995,900
		4,187,300

TOTAL COMMON STOCKS
(Cost $151,437,506)		208,149,668

Money Market Funds — 0.8%

Fidelity Cash Central Fund, 4.57% (b)	1,345,042	1,345,042
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	242,500	242,500
TOTAL MONEY MARKET FUNDS
(Cost $1,587,542)		1,587,542

TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $153,025,048)		209,737,210

NET OTHER ASSETS – (0.4)%		(810,149)
NET ASSETS – 100%		$208,927,061

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 115,438
Fidelity Securities Lending Cash Central Fund	13,687
Total	$ 129,125

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.2%
Bermuda	20.0%
Canada	1.9%
Cayman Islands	1.3%
Others (individually less than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

49

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $234,800) — See accompanying schedule:
Unaffiliated issuers (cost $151,437,506)	$208,149,668
Affiliated Central Funds (cost $1,587,542)	1,587,542
Total Investments (cost $153,025,048)		$209,737,210
Receivable for investments sold		945,584
Receivable for fund shares sold		257,980
Dividends receivable		166,109
Interest receivable		5,596
Prepaid expenses		741
Other affiliated receivables		101
Other receivables		2,444
Total assets		211,115,765

Liabilities
Payable for investments purchased	$844,679
Payable for fund shares redeemed	909,902
Accrued management fee	98,522
Other affiliated payables	64,871
Other payables and accrued expenses	28,230
Collateral on securities loaned, at value	242,500
Total liabilities		2,188,704

Net Assets		$208,927,061
Net Assets consist of:
Paid in capital		$149,712,672
Undistributed net investment income		356,778
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,144,959
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,712,652
Net Assets, for 3,040,366 shares outstanding		$208,927,061
Net Asset Value, offering price and redemption price per share ($208,927,061 ÷ 3,040,366 shares)		$68.72

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$2,744,808
Special dividends		1,096,590
Interest		23
Income from affiliated Central Funds		129,125
Total income		3,970,546

Expenses
Management fee	$1,077,829
Transfer agent fees	672,875
Accounting and security lending fees
	94,736
Independent trustees’ compensation	800
Custodian fees and expenses	19,627
Registration fees	44,855
Audit	34,525
Legal	1,057
Miscellaneous	1,803
Total expenses before reductions	1,948,107
Expense reductions	(22,112)	1,925,995

Net investment income (loss)		2,044,551

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,226,467
Foreign currency transactions	13,610
Total net realized gain (loss)		6,240,077
Change in net unrealized appreciation (depreciation) on:
Investment securities	15,534,286
Assets and liabilities in foreign currencies	541
Total change in net unrealized appreciation (depreciation)		15,534,827
Net gain (loss)		21,774,904
Net increase (decrease) in net assets resulting from operations		$23,819,455

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$2,044,551	$671,918
Net realized gain (loss)				6,240,077	976,881
Change in net unrealized appreciation (depreciation)				15,534,827	4,724,498
Net increase (decrease) in net assets resulting from operations				23,819,455	6,373,297
Distributions to shareholders from net investment income				(1,925,489)	(267,343)
Distributions to shareholders from net realized gain				(4,025,157)	(1,505,092)
Total distributions				(5,950,646)	(1,772,435)
Share transactions
Proceeds from sales of shares				160,969,117	178,636,899
Reinvestment of distributions				5,726,500	1,708,932
Cost of shares redeemed				(149,078,874)	(163,507,040)
Net increase (decrease) in net assets resulting from share transactions				17,616,743	16,838,791
Redemption fees				64,892	61,658
Total increase (decrease) in net assets				35,550,444	21,501,311

Net Assets
Beginning of period				173,376,617	151,875,306
End of period (including undistributed net investment income of $356,778 and undistributed net investment income
of $400,116, respectively)				$208,927,061	$173,376,617

Other Information
Shares
Sold				2,435,562	3,055,553
Issued in reinvestment of distributions				85,883	28,451
Redeemed				(2,270,942)	(2,839,438)
Net increase (decrease)				250,503	244,566

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$62.15	$59.67	$41.06	$50.79	$47.12
Income from Investment Operations
Net investment income (loss)C	70D	.23	.08	.02	.13
Net realized and unrealized gain (loss)	7.71	2.92	19.88	(8.14)	3.83
Total from investment operations	8.41	3.15	19.96	(8.12)	3.96
Distributions from net investment income	(.60)	(.10)	(.08)	(.09)	(.03)
Distributions from net realized gain	(1.26)	(.59)	(1.29)	(1.55)	(.30)
Total distributions	(1.86)	(.69)	(1.37)	(1.64)	(.33)
Redemption fees added to paid in capitalC	02	.02	.02	.03	.04
Net asset value, end of period	$68.72	$62.15	$59.67	$41.06	$50.79
Total ReturnA,B	13.68%	5.35%	49.04%	(16.41)%	8.56%
Ratios to Average Net AssetsE
Expenses before reductions	1.03%	1.05%	1.24%	1.26%	1.20%
Expenses net of fee waivers, if any	1.03%	1.05%	1.24%	1.26%	1.20%
Expenses net of all reductions	1.02%	1.04%	1.23%	1.24%	1.17%
Net investment income (loss)	1.08%D	.39%	.16%	.05%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 208,927	$ 173,377	$ 151,875	$88,150	$143,213
Portfolio turnover rate	44%	50%	59%	95%	104%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects special dividends which amounted to $.38 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .50%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 52

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds are non-diversified with the exception of Fidelity Select Home Finance, Financial Services, and Banking. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

53 Annual Report

Notes to Financial Statements - continued 1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Banking Portfolio	$ 253,674,529	$ 114,942,799	$(1,914,249)	$113,028,550
Brokerage and Investment Management Portfolio	1,068,190,471	257,464,754	(5,159,203)	252,305,551
Financial Services Portfolio	342,302,177	152,376,788	(4,200,918)	148,175,870
Home Finance Portfolio	240,648,357	71,755,237	(5,329,379)	66,425,858
Insurance Portfolio	153,660,371	57,866,641	(1,789,802)	56,076,839

				Undistributed
			Undistributed	Long-term
			Ordinary Income	Capital Gain
Banking Portfolio			$1,392,487	$5,574,708
Brokerage and Investment Management Portfolio			34,893,418	8,480,295
Financial Services Portfolio			1,756,008	13,588,420
Home Finance Portfolio			1,045,245	2,744,570
Insurance Portfolio			162,202	1,264,059

The tax character of distributions paid was as follows:

February 28, 2006
		Ordinary	Long-term
		Income	Capital Gains	Total
Banking Portfolio		$ 7,062,913	$32,253,480	$39,316,393
Brokerage and Investment Management Portfolio		6,267,935	45,444,492	51,712,427
Financial Services Portfolio		6,776,322	33,763,028	40,539,350
Home Finance Portfolio		5,380,189	37,238,765	42,618,954
Insurance Portfolio		1,925,489	4,025,157	5,950,646

February 28, 2005
		Ordinary	Long-term
		Income	Capital Gains	Total
Banking Portfolio		$ 6,747,905	$40,954,844	$47,702,749
Brokerage and Investment Management Portfolio		1,897,672	—	1,897,672
Financial Services Portfolio		3,801,680	40,142,276	43,943,956
Home Finance Portfolio		3,477,354	56,184,735	59,662,089
Insurance Portfolio		267,343	1,505,092	1,772,435

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Annual Report

54

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	265,014,484	383,489,476
Brokerage and Investment Management Portfolio	1,247,566,592	714,871,868
Financial Services Portfolio	217,032,817	268,327,601
Home Finance Portfolio	242,629,935	333,662,834
Insurance Portfolio	96,660,051	81,508,865

Select Financial Services and Select Home Finance were reimbursed by the funds’ investment adviser for losses on the sale of investments in a prior period that did not meet the investment restrictions of the funds.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	30%	.27%	.57%
Brokerage and Investment Management Portfolio	30%	.27%	.58%
Financial Services Portfolio	30%	.27%	.57%
Home Finance Portfolio	30%	.27%	.57%
Insurance Portfolio	30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Banking Portfolio	$ 1,665
Brokerage and Investment Management Portfolio	556
Financial Services Portfolio	5,676
Home Finance Portfolio	821
Insurance Portfolio	426

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	30%
Brokerage and Investment Management Portfolio	29%
Financial Services Portfolio	32%
Home Finance Portfolio	32%
Insurance Portfolio	36%

55 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Banking Portfolio	$8,213
Brokerage and Investment Management Portfolio	5,610
Financial Services Portfolio	5,700
Home Finance Portfolio	7,583
Insurance Portfolio	3,023

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 6,605
Brokerage and Investment Management Portfolio	50,322
Financial Services Portfolio	9,305
Home Finance Portfolio	7,389
Insurance Portfolio	3,510

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Borrower	Average Daily	Weighted Average	Interest
	or Lender	Loan Balance	Interest Rate	Expense
Financial Services Portfolio	Borrower	$9,240,000	2.67%	$ 686

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium

Annual Report

56

6. Security Lending - continued

payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to:

Banking Portfolio	$ 20,404
Brokerage and Investment Management Portfolio	340,618
Financial Services Portfolio	81,042
Home Finance Portfolio	45,770
Insurance Portfolio	13,687

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
		Custody	Agent
	Brokerage Service	expense	expense
	Arrangements	reduction	reduction
Banking Portfolio	$ 100,357	$805	$2,776
Brokerage and Investment Management Portfolio	354,982	1,753	2,059
Financial Services Portfolio	83,794	10	6,783
Home Finance Portfolio	98,464	—	4,040
Insurance Portfolio	20,892	—	1,220

8. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

57 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 17, 2006

Annual Report

58

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of
FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity
Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Banking (2005-present), Brokerage and Investment Management (2005-present), Financial
Services (2005-present), Home Finance (2005-present), and Insurance (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as Presi-
dent of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Finan-
cial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet
(2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

59 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Annual Report 60

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (66)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

61 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998
Secretary of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR;
Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company
(2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of
Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distrib-
utors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance.
Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present)
and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP
(PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (66)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and
Insurance. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before join-
ing Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of
Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk
Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc.
(2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company
(2005-present), Fidelity Investments Money Management, Inc. ( 2005-present), and Strategic Advisers, Inc. (2005-present). Pre-
viously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr.
Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Op-
erations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Annual Report 62

Name, Age; Principal Occupation

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Ms.
Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining
Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin
Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional prac-
tice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States
Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Pre-
viously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at
Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003
Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Pre-
viously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr.
Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present).
Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assis-
tant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

63 Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Banking	04/17/06	04/13/06	$.15	$.58
Brokerage and Investment Management	04/17/06	04/13/06	$.34	$2.40
Financial Services	04/17/06	04/13/06	$.28	$3.51
Home Finance	04/17/06	04/13/06	$.20	$.50
Insurance	04/17/06	04/13/06	$.06	$.44

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2006, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2005, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Fund	February 28, 2006
Banking	$32,698,380
Brokerage and Investment Management	$53,924,787
Financial Services	$25,873,770
Home Finance	$41,629,078
Insurance	$5,571,415

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Banking	April 2005	100%
	December 2005	100%
Brokerage and Investment Management	April 2005	99%
	December 2005	79%
Financial Services	April 2005	100%
	December 2005	100%
Home Finance	April 2005	100%
	December 2005	100%
Insurance	April 2005	100%
	December 2005	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking	April 2005	100%
	December 2005	100%
Brokerage and Investment Management	April 2005	100%
	December 2005	90%
Financial Services	April 2005	100%
	December 2005	100%
Home Finance	April 2005	100%
	December 2005	100%
Insurance	April 2005	100%
	December 2005	100%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

64

Board Approval of Investment Advisory Contracts and Management Fees

Select Banking Select Brokerage and Investment Management Select Financial Services Select Home Finance Select Insurance

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

65 Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

SELFIN-UANN-0406	Corporate Headquarters
1.813662.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Money Market

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4	An example of Shareholder Expenses
Fund Update*
Money Market	5
Notes to Financial Statements	16	Notes to the Financial Statements
Report of Independent Registered	18
Public Accounting Firm
Trustees and Officers	19
Distributions	25
Board Approval of	26
Investment Advisory Contracts
and Management Fees
* Fund update includes: Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors
Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-
ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at
http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.
Annual Report 2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Actual	$ 1,000.00	$1,018.90	$2.00
Hypothetical (5% return per year before expenses)	$ 1,000.00	$1,022.81	$2.01

* Expenses are equal to the Fund’s annualized expense ratio of .40%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

4

Money Market Portfolio
Investment Changes

Maturity Diversification
Days	% of fund’s	% of fund’s	% of fund’s
	investments	investments	investments
	2/28/06	8/31/05	2/28/05
0 – 30	70.8	72.5	66.2
31 – 90	19.5	21.3	28.6
91 – 180	5.3	2.0	5.2
181 – 397	4.4	4.2	0.0
Weighted Average Maturity
	2/28/06	8/31/05	2/28/05
Money Market Portfolio	39 Days	36 Days	29 Days
All Taxable Money Market
Funds Average*	39 Days	36 Days	35 Days

Current and Historical Seven-Day Yields
	2/28/06	11/29/05	8/30/05	5/31/05	3/1/05
Money Market
Portfolio	4.24%	3.72%	3.27%	2.73%	2.16%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.
* Source: iMoneyNet, Inc.
** Net Other Assets are not included in the pie chart.
5 Annual Report
5

Money Market Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Corporate Bonds — 1.8%
Due Date	Annualized Yield	Principal	Value
	at Time of	Amount	(Note 1)
	Purchase
AOL Time Warner, Inc.
4/15/06	4.03%	$ 400,000	$400,921
4/15/06	4.14	190,000	190,414
Conoco Funding Co.
10/15/06	4.77	4,635,000	4,650,332
Continental Cablevision, Inc.
5/15/06	4.70	600,000	604,338
France Telecom SA
3/1/06	3.37	35,000	35,000
3/1/06	3.41	110,000	110,000
3/1/06	3.43	130,000	130,000
3/1/06	3.45	35,000	35,000
3/1/06	3.54	150,000	150,000
3/1/06	3.55	225,000	225,000
3/1/06	3.56	285,000	285,000
3/1/06	3.59	60,000	60,000
Household Finance Corp.
1/30/07	4.64	7,300,000	7,358,547
PNC Funding Corp.
8/1/06	4.66	1,000,000	1,003,783
Sprint Capital Corp.
8/17/06	4.76	1,010,000	1,009,720
TOTAL CORPORATE BONDS			16,248,055

Certificates of Deposit — 21.7%

Domestic Certificates Of Deposit – 1.0%
Countrywide Bank, Alexandria Virginia
5/15/06	4.76 (d)	2,000,000	1,999,908
Huntington National Bank, Columbus
3/23/06	4.31	1,000,000	1,000,000
PNC Bank NA, Pittsburgh
1/24/07	5.15	500,000	498,369
Washington Mutual Bank FA
3/14/06	4.45	5,000,000	5,000,000
			8,498,277
London Branch, Eurodollar, Foreign Banks – 5.8%
Banca Intesa Spa
3/31/06	4.57	10,000,000	10,000,000
Calyon
7/18/06	4.00	5,000,000	5,000,000
10/4/06	4.40	3,000,000	3,000,000
2/12/07	5.00	5,000,000	5,000,000
Credit Agricole SA
7/17/06	4.00	5,000,000	5,000,000
7/19/06	4.00	5,000,000	5,000,000
Credit Industriel et Commercial
11/7/06	4.76	5,000,000	5,000,000

See accompanying notes which are an integral part of the financial statements.

Annual Report 6

Due Date	Annualized Yield	Principal	Value
	at Time of	Amount	(Note 1)
	Purchase
Deutsche Bank AG
3/28/06	4.55%	$ 1,000,000	$999,993
1/30/07	4.86	5,000,000	5,000,000
Societe Generale
8/18/06	4.25	3,000,000	3,000,000
12/6/06	4.80	5,000,000	5,000,000
			51,999,993
New York Branch, Yankee Dollar, Foreign Banks – 14.9%
Barclays Bank PLC
5/10/06	4.80 (c)	25,000,000	25,000,000
BNP Paribas SA
11/8/06	4.93	5,000,000	5,000,000
Canadian Imperial Bank of Commerce
5/15/06	4.63 (d)	14,000,000	14,000,000
Credit Industriel et Commercial
6/28/06	4.27	5,000,000	5,000,000
Credit Suisse First Boston New York Branch
3/20/06	4.55 (d)	5,000,000	5,000,000
3/27/06	4.49 (d)	5,000,000	5,000,000
4/19/06	4.57 (d)	5,000,000	5,000,000
DEPFA BANK PLC
3/30/06	4.56	5,000,000	5,000,000
Deutsche Bank AG
3/3/06	4.41 (d)	5,000,000	5,000,000
Eurohypo AG
3/8/06	4.57	1,000,000	999,850
3/28/06	4.59	3,000,000	3,000,000
5/2/06	4.62 (a)	5,000,000	5,000,000
Landesbank Hessen-Thuringen
4/3/06	4.50	10,000,000	10,000,000
Mizuho Corporate Bank Ltd.
3/21/06	4.57	10,000,000	10,000,000
3/28/06	4.58	5,000,000	5,000,000
Skandinaviska Enskilda Banken AB
4/6/06	4.50 (d)	10,000,000	9,999,479
Sumitomo Mitsui Banking Corp.
3/8/06	4.55	1,000,000	1,000,000
3/14/06	4.56	1,000,000	1,000,000
3/15/06	4.56	1,000,000	1,000,000
3/22/06	4.57	1,000,000	1,000,000
3/30/06	4.57	1,000,000	1,000,000
Toronto-Dominion Bank
4/7/06	3.86	5,000,000	5,000,000
Unicredito Italiano Spa
5/12/06	4.69 (d)	5,000,000	4,999,853
			132,999,182

TOTAL CERTIFICATES OF DEPOSIT			193,497,452

See accompanying notes which are an integral part of the financial statements.

7 Annual Report

7

Money Market Portfolio
Investments - continued

Commercial Paper — 31.9%
Due Date	Annualized Yield	Principal	Value
	at Time of	Amount	(Note 1)
	Purchase
Amsterdam Funding Corp.
3/20/06	4.54%	$ 5,000,000	$ 4,988,059
Bavaria TRR Corp.
3/3/06	4.56	6,000,000	5,998,486
3/17/06	4.57	25,000,000	24,949,444
3/20/06	4.57	5,000,000	4,987,993
3/20/06	4.58	1,949,000	1,944,309
British Telecommunications PLC
3/6/06	4.61	1,000,000	999,363
3/8/06	4.60	500,000	499,555
3/10/06	4.58	1,000,000	998,860
Cafco LLC
3/17/06	4.51	2,800,000	2,794,425
Charta LLC
3/10/06	4.53	1,000,000	998,875
Citibank Credit Card Master Trust I (Dakota Certificate Program)
3/2/06	4.55	5,000,000	4,999,371
3/3/06	4.54	5,000,000	4,998,744
3/10/06	4.53	10,000,000	9,988,700
4/3/06	4.53	5,000,000	4,979,421
4/4/06	4.53	2,000,000	1,991,519
4/10/06	4.63	5,000,000	4,974,444
Comcast Corp.
3/13/06	4.62 (b)	3,000,000	2,995,397
Countrywide Financial Corp.
3/1/06	4.57	2,000,000	2,000,000
3/15/06	4.57	2,000,000	1,996,461
3/27/06	4.57	5,000,000	4,983,642
3/27/06	4.58	1,500,000	1,495,071
5/26/06	4.81	5,000,000	4,943,264
Credit Suisse First Boston New York Branch
3/2/06	4.54	10,000,000	9,998,744
Cullinan Finance Corp.
5/8/06	4.69 (b)	1,000,000	991,236
DaimlerChrysler NA Holding Corp.
3/2/06	4.67	1,000,000	999,871
3/17/06	4.67	1,000,000	997,933
3/21/06	4.67	1,000,000	997,417
3/22/06	4.71	1,000,000	997,264
Dominion Resources, Inc.
3/21/06	4.62	1,000,000	997,450
DZ Bank AG
3/23/06	4.54	5,000,000	4,986,250
Emerald (MBNA Credit Card Master Note Trust)
3/14/06	4.48	5,000,000	4,992,001
3/30/06	4.58	10,000,000	9,963,428
4/5/06	4.53	5,000,000	4,978,174
FCAR Owner Trust
3/7/06	4.55	5,000,000	4,996,225
4/4/06	4.52	5,000,000	4,978,939

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

Due Date	Annualized Yield	Principal	Value
	at Time of	Amount	(Note 1)
	Purchase
7/18/06	4.76%	$ 5,000,000	$ 4,910,229
Federated Retail Holdings, Inc.
3/1/06	4.60	1,000,000	1,000,000
3/3/06	4.59	500,000	499,873
Fortune Brands, Inc.
4/10/06	4.72	500,000	497,394
4/24/06	4.76	1,000,000	992,920
4/26/06	4.79	1,000,000	992,611
France Telecom SA
3/2/06	4.60 (b)	500,000	499,936
3/6/06	4.60 (b)	500,000	499,682
3/21/06	4.57 (b)	2,500,000	2,493,694
4/20/06	4.65 (b)	2,500,000	2,484,028
5/3/06	4.74 (b)	500,000	495,901
Giro Funding US Corp.
3/3/06	4.55	5,000,000	4,998,742
3/27/06	4.60	1,000,000	996,692
5/8/06	4.69	1,000,000	991,236
HBOS Treasury Services PLC
3/29/06	4.57	2,000,000	1,992,938
Intesa Funding LLC
3/27/06	4.55	5,000,000	4,983,678
Kellogg Co.
4/18/06	4.72	1,000,000	993,747
4/25/06	4.73	1,000,000	992,835
Market Street Funding Corp.
4/21/06	4.58	2,720,000	2,702,621
Motown Notes Program
4/7/06	4.64	5,000,000	4,976,361
Nissan Motor Acceptance Corp.
3/20/06	4.53	1,000,000	997,636
3/23/06	4.56	500,000	498,622
5/30/06	4.84	1,000,000	988,050
Nordea North America, Inc.
4/6/06	4.60	1,500,000	1,493,160
Paradigm Funding LLC
3/1/06	4.54	10,000,000	10,000,000
3/1/06	4.55	9,000,000	9,000,000
3/28/06	4.55	2,000,000	1,993,220
Park Granada LLC
3/27/06	4.57	5,000,000	4,983,606
3/28/06	4.55	10,000,000	9,966,175
4/27/06	4.72	3,000,000	2,977,770
Park Sienna LLC
3/15/06	4.56	10,000,000	9,982,306
3/15/06	4.57	5,000,000	4,991,153
Strand Capital LLC
4/28/06	4.65	500,000	496,294
Stratford Receivables Co. LLC
3/8/06	4.53	5,000,000	4,995,615
3/17/06	4.54	5,000,000	4,989,978

9

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Money Market Portfolio
Investments - continued

Commercial Paper – continued
Due Date	Annualized Yield	Principal	Value
	at Time of	Amount	(Note 1)
	Purchase
Stratford Receivables Co. LLC – continued
3/21/06	4.53%	$10,000,000	$ 9,975,028
3/22/06	4.57	5,000,000	4,986,729
3/23/06	4.57	3,933,000	3,922,064
3/24/06	4.58	5,000,000	4,985,465
The Walt Disney Co.
4/18/06	4.68	2,000,000	1,987,653
Weatherford International Ltd.
3/22/06	4.56 (b)	500,000	498,685
TOTAL COMMERCIAL PAPER			284,084,662

U.S. Treasury Obligations — 1.1%

U.S. Treasury Bills – 1.1%
8/3/06	4.53	10,000,000	9,809,264

Master Notes — 2.3%

Goldman Sachs Group, Inc.
3/9/06	4.62 (d)(f)	15,000,000	15,000,000
3/10/06	4.63 (d)(f)	5,000,000	5,000,000
TOTAL MASTER NOTES			20,000,000

Medium-Term Notes — 22.7%

AIG Matched Funding Corp.
3/15/06	4.51 (d)	5,000,000	5,000,000
4/3/06	4.54 (d)	5,000,000	5,000,000
4/11/06	4.57 (d)	5,000,000	5,000,000
4/23/06	4.62 (d)	5,000,000	5,000,000
Australia & New Zealand Banking Group Ltd.
3/23/06	4.55 (b)(d)	2,000,000	2,000,000
Bank of New York Co., Inc.
3/27/06	4.62 (b)(d)	5,000,000	5,000,000
Bayerische Landesbank Girozentrale
5/19/06	4.78 (d)	5,000,000	5,000,000
BellSouth Corp.
4/26/06	4.26 (b)(d)	500,000	500,025
BMW U.S. Capital LLC
3/15/06	4.54 (d)	1,000,000	1,000,000
Commonwealth Bank of Australia
3/24/06	4.54 (d)	2,000,000	2,000,000
GE Capital Assurance Co.
3/1/06	4.65 (d)(f)	5,000,000	5,000,000

Due Date	Annualized Yield	Principal	Value
	at Time of	Amount	(Note 1)
	Purchase
General Electric Capital Corp.
3/7/06	4.59% (d)	$5,000,000	$ 5,000,000
3/9/06	4.67 (d)	10,000,000	10,005,748

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

3/17/06	4.67 (d)	9,000,000	9,002,625
3/30/06	3.85	4,000,000	4,004,319
HBOS Treasury Services PLC
3/24/06	4.57 (d)	10,000,000	10,000,000
HSBC Finance Corp.
3/24/06	4.56 (d)	2,000,000	2,000,000
HSH Nordbank AG
3/23/06	4.57 (b)(d)	2,000,000	2,000,000
ING USA Annuity & Life Insurance Co.
3/24/06	4.60 (d)(f)	1,000,000	1,000,000
Links Finance LLC
3/20/06	4.53 (b)(d)	10,000,000	9,998,796
MBIA Global Funding LLC
4/18/06	4.56 (b)(d)	1,000,000	1,000,000
Merrill Lynch & Co., Inc.
3/6/06	4.63 (d)	2,000,000	2,001,681
3/13/06	4.77 (d)	1,000,000	1,001,758
3/15/06	4.55 (d)	4,000,000	4,000,000
Metropolitan Life Insurance Co.
3/6/06	4.56 (b)(d)	2,213,000	2,213,000
Morgan Stanley
3/1/06	4.67 (d)	1,000,000	1,000,000
3/6/06	4.63 (d)	5,000,000	5,000,000
3/15/06	4.60 (d)	2,000,000	2,000,000
Nationwide Building Society
3/28/06	4.58 (b)(d)	5,000,000	5,002,571
Nordea Bank AB
3/13/06	4.55 (b)(d)	3,000,000	3,000,068
RACERS
3/22/06	4.57 (b)(d)	10,000,000	10,000,000
Royal Bank of Scotland PLC
3/21/06	4.54 (b)(d)	5,000,000	5,000,000
SBC Communications, Inc.
6/5/06	3.96 (b)	1,600,000	1,601,506
6/5/06	4.11 (b)	100,000	100,039
6/5/06	4.68 (b)	850,000	848,739
Security Life of Denver Insurance Co.
5/30/06	4.89 (d)(f)	1,000,000	1,000,000
Societe Generale
3/2/06	4.54 (b)(d)	5,000,000	5,000,000

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

11

Money Market Portfolio
Investments - continued

Medium-Term Notes – continued
Due Date	Annualized Yield at	Principal	Value
	Time of Purchase	Amount	(Note 1)
Verizon Global Funding Corp.
3/15/06	4.60% (d)	$20,000,000	$ 20,000,024
Washington Mutual Bank, California
3/20/06	4.48 (d)	4,000,000	4,000,000
3/27/06	4.50 (d)	10,000,000	9,999,815
4/27/06	4.62 (d)	5,000,000	5,000,000
5/31/06	4.74 (d)	5,000,000	5,000,000
Wells Fargo & Co.
3/2/06	4.62 (d)	5,000,000	5,000,000
3/15/06	4.56 (d)	5,000,000	5,000,000
WestLB AG
3/10/06	4.58 (b)(d)	2,000,000	2,000,000
3/30/06	4.53 (b)(d)	3,000,000	3,000,000
World Savings Bank FSB
3/2/06	4.42 (d)	450,000	450,000
TOTAL MEDIUM-TERM NOTES			202,730,714

Short-Term Notes — 1.1%

Metropolitan Life Insurance Co.
4/3/06	4.65 (d)(f)	5,000,000	5,000,000
New York Life Insurance Co.
4/3/06	4.66 (d)(f)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			10,000,000

Municipal Securities — 0.9%

Connecticut Hsg. Fin. Auth. (Hsg. Mortgage Fin. Prog.) Series F2, 4.57% (AMBAC Insured), VRDN 3/7/06 (d)		5,000,000	5,000,000
New York State Dorm. Auth. Revs. Series A, 4.56% (MBIA Insured), VRDN 3/7/06 (d)		2,900,000	2,900,000

TOTAL MUNICIPAL SECURITIES			7,900,000

Repurchase Agreements — 19.8%
		Maturity
		Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 2/28/06 due 3/1/06 At 4.5817%)		$21,893,786	21,891,000
With:
Banc of America Securities LLC At 4.67%, dated 2/28/06 due 3/1/06 (Collateralized by Corporate Obligations
valued at $42,000,000, 6.3% – 9.75%, 2/15/08 – 3/1/46)		40,005,189	40,000,000

		Maturity	Value
		Amount	(Note 1)
Goldman Sachs & Co. At 4.66%, dated:
2/22/06 due 5/23/06 (Collateralized by Mortgage Loan Obligations valued at $14,280,353, 5.38% – 6%,
5/15/08 – 11/15/11) (d)(e)	$14,163,100 $		14,000,000
2/28/06 due 3/1/06 (Collateralized by Mortgage Loan Obligations valued at $10,200,367, 6%, 5/15/08)		10,001,295	10,000,000
J.P. Morgan Securities, Inc. At 4.69%, dated 2/1/06 due 3/29/06 (Collateralized by Corporate Obligations
valued at $2,118,023, 6.38% – 10.18%, 10/1/06 -- 1/2/13) (d)(e)		2,014,591	2,000,000
Merrill Lynch, Pierce, Fenner & Smith At:
4.61%, dated 2/28/06 due 3/1/06 (Collateralized by Mortgage Loan Obligations valued at $33,601,149,
4.57% – 7.58%, 11/12/08 – 5/10/43)		32,004,100	32,000,000

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

4.69%, dated 1/23/06 due 4/21/06 (Collateralized by Corporate Obligations valued at $5,258,100, 6.45%,
8/15/14) (d)(e)	5,057,322	5,000,000
Morgan Stanley & Co. At 4.63%, dated 2/1/06 due 3/29/06 (Collateralized by Mortgage Loan Obligations
valued at $14,905,786, 0.86% – 2.14%, 8/14/22 -- 11/11/30)	14,100,831	14,000,000
Wachovia Securities, Inc. At 4.63%, dated 2/28/06 due 3/1/06 (Collateralized by Mortgage Loan Obligations
valued at $38,760,000, 0.97% – 8.9%, 3/15/08 -- 7/10/43)	38,004,887	38,000,000
TOTAL REPURCHASE AGREEMENTS		176,891,000

TOTAL INVESTMENT PORTFOLIO - 103.3%
(Cost $921,161,147)		921,161,147

NET OTHER ASSETS – (3.3)%		(29,364,747)
NET ASSETS – 100%		$891,796,400

Security Type Abbreviations
VRDN -- VARIABLE RATE DEMAND NOTE

Legend

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,223,303 or 7.8% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(e) The maturity amount is based on the rate at period end.

(f) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,000,000 or 4.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 4.65%, 3/1/06	7/28/05	$ 5,000,000
Goldman Sachs Group, Inc.: 4.62%, 3/9/06	1/9/06	$ 15,000,000
4.63%, 3/10/06	11/10/05	$ 5,000,000
ING USA Annuity & Life Insurance Co. 4.6%, 3/24/06	6/23/05	$ 1,000,000
Metropolitan Life Insurance Co. 4.65%, 4/3/06	3/26/02	$ 5,000,000
New York Life Insurance Co. 4.66%, 4/3/06	2/28/02	$ 5,000,000
Security Life of Denver Insurance Co. 4.89%, 5/30/06	8/26/05	$ 1,000,000

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $138,740 of which $19,605, $93,644, and $25,491 will expire on February 29, 2012, February 28, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

13

Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including repurchase agreements of $176,891,000) — See accompanying schedule:
Unaffiliated issuers (cost $921,161,147)		$921,161,147
Cash		19,389
Receivable for fund shares sold		9,686,824
Interest receivable		2,971,049
Prepaid expenses		2,449
Total assets		933,840,858

Liabilities
Payable for investments purchased on a delayed delivery basis	$25,000,000
Payable for fund shares redeemed	16,529,804
Distributions payable	220,442
Accrued management fee	157,503
Other affiliated payables	107,359
Other payables and accrued expenses	29,350
Total liabilities		42,044,458

Net Assets		$891,796,400
Net Assets consist of:
Paid in capital		$892,028,471
Distributions in excess of net investment income		(93,331)
Accumulated undistributed net realized gain (loss) on investments		(138,740)
Net Assets, for 891,816,798 shares outstanding		$891,796,400
Net Asset Value, offering price and redemption price per share ($891,796,400 ÷ 891,816,798 shares)		$1.00

Statement of Operations
		Year ended February 28, 2006

Investment Income

Interest (including $63,427 from affiliated interfund lending)		$26,665,405

Expenses
Management fee	$1,494,928
Transfer agent fees	1,061,570
Accounting fees and expenses	91,240
Independent trustees’ compensation	3,039
Custodian fees and expenses	32,358
Registration fees	122,848
Audit	34,062
Legal	1,745
Miscellaneous	4,891
Total expenses before reductions	2,846,681
Expense reductions	(16,824)	2,829,857

Net investment income		23,835,548
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		9,709
Net increase in net assets resulting from operations		$23,845,257

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income				$ 23,835,548	$7,972,498
Net realized gain (loss)				9,709	(126,516)
Net increase in net assets resulting from operations				23,845,257	7,845,982
Distributions to shareholders from net investment income				(23,834,293)	(7,972,316)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares				1,877,724,222	1,130,467,367
Reinvestment of distributions				22,431,760	7,706,807
Cost of shares redeemed				(1,593,125,497)	(1,160,912,799)
Net increase (decrease) in net assets and shares resulting from share transactions				307,030,485	(22,738,625)
Total increase (decrease) in net assets				307,041,449	(22,864,959)

Net Assets
Beginning of period				584,754,951	607,619,910
End of period (including distributions in excess of net investment income of $93,331 and distributions in excess of net
investment income of $94,585, respectively)				$ 891,796,400	$ 584,754,951

Financial Highlights

Years ended February 28,	2006	2005	2004D	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$ 1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income		033.013	.009	.015	.033
Distributions from net investment income	(.033)	(.013)	(.009)	(.015)	(.033)
Net asset value, end of period	$1.00	$ 1.00	$1.00	$1.00	$1.00
Total ReturnA,B	3.32%	1.29%	.86%	1.50%	3.30%
Ratios to Average Net AssetsC
Expenses before reductions	40%	.39%	.40%	.38%	.37%
Expenses net of fee waivers, if any	40%	.39%	.40%	.38%	.37%
Expenses net of all reductions	40%	.39%	.40%	.38%	.37%
Net investment income	3.34%	1.26%	.86%	1.45%	3.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 891,796	$ 584,755	$ 607,620	$ 1,079,578	$ 1,037,869

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. DFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:
Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation (depreciation)	—
Capital loss carryforward	(138,740)
Cost for federal income tax purposes	$921,161,147

The tax character of distributions paid was as follows:
	February 28, 2006	February 28, 2005
Ordinary Income	$23,834,293	$ 7,972,316

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest

Annual Report

16

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund’s gross annualized yield. The rate increases as the fund’s gross yield increases.

During the period the income-based portion of this fee was $609,074 or an annual rate of .09% of the fund’s average net assets. For the period, the fund’s total annual management fee rate was .21% of the fund’s average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, FDC retained $10,037 on redemption of shares of the fund. Effective July 1, 2005, the deferred sales charge was eliminated.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
Borrower or Lender	Loan Balance	Interest Rate
Lender	$ 16,330,342	3.68%

4. Expense Reductions.

Through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $1,633 and $15,191, respectively.

5. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

17 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Money Market Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 7, 2006

Annual Report

18

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of
FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity
Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Money Market (2005-present). He also serves as Senior Vice President of other Fidelity funds
(2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enter-
prise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR
Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management posi-
tions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons
College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various enti- ties under common control with FMR. 19 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The
Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic
Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Annual Report 20

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications)
and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc.
(electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the
Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the
University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North
Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present)
of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global
Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder
Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher
School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company.
Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including
President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004).
Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommu-
nications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for
Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004,
Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc.
Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

21 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library,
and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005
Vice President of Money Market. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005-present), Fidelity’s
Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present).
Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Charles S. Morrison (45)

Year of Election or Appointment: 2005
Vice President of Money Market. Mr. Morrison also serves as Vice President of Fidelity’s Money Market Funds (2005-present)
and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity’s Bond Funds (2002-2005)
and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of
Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present).
Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002
Vice President of Money Market. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity’s Investment Grade-Bond Funds (2005-present), and Fidelity’s Balanced
Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments
Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present)
and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader
(2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity’s Taxable Bond Funds (2000-2002) and Fidelity’s
Municipal Bond Funds (2001-2002).

Robert A. Litterst (46)

Year of Election or Appointment: 2004
Vice President of Money Market. Mr. Litterst also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Litterst worked as a portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998
Secretary of Money Market. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of
FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity
Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an
Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice
President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Money Market. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present)
and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Money Market. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present)
and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Annual Report 22

Name, Age; Principal Occupation

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Money Market. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds
(2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance
Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity
Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic
Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity
Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Money Market. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group
(FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Money Market. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Money Market. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in
KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as
Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Money Market. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity
Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations
Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Money Market. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of
FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Money Market. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

23 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Money Market. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund
Reporting (1996-2003).

Annual Report 24

Distributions

A total of .29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,549,764 of distributions paid during the period January 1, 2006 to February 28, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

25 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Select Money Market Portfolio

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of the fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

26

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

27 27 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.
Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ
California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73-575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO
Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL
Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
Indiana
4729 East 82nd Street
Indianapolis, IN
Kansas
5400 College Boulevard
Overland Park, KS
Maine
Three Canal Plaza
Portland, ME
Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD
Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI
Minnesota
7600 France Avenue South
Edina, MN
Missouri
8885 Ladue Road
Ladue, MO
Nevada
2225 Village Walk Drive
Henderson, NV
New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ
New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY
North Carolina
4611 Sharon Road
Charlotte, NC
Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH
Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA
Rhode Island
47 Providence Place
Providence, RI
Tennessee
6150 Poplar Avenue
Memphis, TN
Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX
Utah
215 South State Street
Salt Lake City, UT
Virginia
1861 International Drive
McLean, VA
Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA
Washington, DC
1900 K Street, N.W.
Washington, DC
Wisconsin
595 North Barker Road
Brookfield, WI

Annual Report 28

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.,
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K. Limited)
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

Fidelity®

Select Portfolios®

Natural Resources Sector

Energy
Energy Service
Gold
Natural Gas
Natural Resources
Paper and Forest Products

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Natural Resources Sector
Energy	6
Energy Service	17
Gold	26
Natural Gas	36
Natural Resources	45
Paper and Forest Products	58
Notes to Financial Statements	67
Report of Independent Registered	72
Public Accounting Firm
Trustees and Officers	73
Distributions	78
Board Approval of Investment	80
Advisory Contracts and
Management Fees

* Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Energy Portfolio
Actual	$1,000.00	$1,085.50	$4.81**
HypotheticalA	$1,000.00	$1,020.18	$4.66**
Energy Service Portfolio
Actual	$1,000.00	$1,110.70	$4.87**
HypotheticalA	$1,000.00	$1,020.18	$4.66**
Gold Portfolio
Actual	$1,000.00	$1,514.30	$5.98
HypotheticalA	$1,000.00	$1,020.03	$4.81
Natural Gas Portfolio
Actual	$1,000.00	$1,037.10	$4.75**
HypotheticalA	$1,000.00	$1,020.13	$4.71**
Natural Resources Portfolio
Actual	$1,000.00	$1,133.90	$5.19**
HypotheticalA	$1,000.00	$1,019.93	$4.91**
Paper and Forest Products Portfolio
Actual	$1,000.00	$1,110.70	$6.54
HypotheticalA	$1,000.00	$1,018.60	$6.26

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Energy Portfolio	93%**
Energy Service Portfolio	93%**
Gold Portfolio	96%
Natural Gas Portfolio	94%**
Natural Resources Portfolio	98%**
Paper and Forest Products Portfolio	1.25%

Annual Report

4

** If contractual expense reductions, effective January 1, 2006, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized
	Expense Ratio	Expenses Paid
Energy Portfolio	.90%
Actual		$4.65
HypotheticalA		$4.51
Energy Service Portfolio	.90%
Actual		$4.71
HypotheticalA		$4.51
Natural Gas Portfolio	.90%
Actual		$4.55
HypotheticalA		$4.51
Natural Resources Portfolio	.95%
Actual		$5.03
HypotheticalA		$4.76

A 5% return per year before expenses

55 Annual Report

Energy Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Energy	34.39%	15.81%	15.96%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Energy Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

6

Energy Portfolio

Management’s Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Select Energy Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 34.39%, beating both the S&P 500 and the Goldman Sachs® Natural Resources Index, which returned 23.71% . During the period, industry allocation within the energy universe drove the fund’s outperformance relative to the sector index, including overweighted investments in energy services companies such as Halliburton, Schlumberger and Grant Prideco that benefited from increased capital spending by oil producers. Refiners Frontier Oil and Premcor — which was acquired by Valero Energy — also boosted relative performance as refining demand outstripped refining capacity, particularly in the aftermath of major hurricanes in the United States. Also, an investment in coal producer Peabody Energy benefited from expectations of higher demand for a less costly fuel alternative. Lastly, the fund’s relative return benefited from underweighting the more defensive integrated oil companies, such as Chevron, Exxon Mobil and BP. On the other hand, the portfolio’s lack of exposure to Canadian oil sands companies Suncor Energy and Petro-Canada — both index components — detracted from the fund’s relative return, as the stocks performed well in the high oil price environment. French integrated oil company Total suffered from diminished growth expectations, while Marathon Oil —which I underweighted — outperformed my expectations in response to strength in its refining division. Diversified utility Dominion Resources was dragged down by its utility business, despite growth elsewhere in the company. The fund no longer holds the stock as of period end. Of final note, the fund’s underweighting in several higher-growth exploration and production companies, such as Burlington Resources, curbed performance relative to the sector benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

77 Annual Report

Energy Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Halliburton Co.	5.9	5.6
Schlumberger Ltd. (NY Shares)	4.9	6.1
National Oilwell Varco, Inc.	4.3	3.7
GlobalSantaFe Corp.	4.1	2.1
ConocoPhillips	3.7	2.9
Canadian Natural Resources Ltd.	3.4	3.0
Valero Energy Corp.	3.2	4.3
Total SA sponsored ADR	3.1	4.3
Baker Hughes, Inc.	2.9	2.2
Smith International, Inc.	2.8	1.9
	38.3

Annual Report 8

Energy Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.2%
	Shares	Value (Note 1)

CHEMICALS – 0.5%
Diversified Chemicals – 0.4%
Ashland, Inc.	173,800	$ 11,343,926
Specialty Chemicals – 0.1%
Tokuyama Corp.	78,600	1,168,972

TOTAL CHEMICALS		12,512,898

COMMERCIAL SERVICES & SUPPLIES – 0.1%
Environmental & Facility Services – 0.1%
Team, Inc. (a)	103,700	3,069,520
Human Resource & Employment Services – 0.0%
CDI Corp.	12,100	296,329

TOTAL COMMERCIAL SERVICES & SUPPLIES		3,365,849

CONSTRUCTION & ENGINEERING – 2.6%
Construction & Engineering – 2.6%
Chicago Bridge & Iron Co. NV (NY Shares)	231,000	5,652,570
Fluor Corp.	199,700	17,234,110
Infrasource Services, Inc. (a)	437,600	7,819,912
Jacobs Engineering Group, Inc. (a)	106,800	9,157,032
JGC Corp.	202,000	4,301,585
McDermott International, Inc. (a)	277,900	14,325,745
SNC-Lavalin Group, Inc.	96,300	8,020,833
		66,511,787

ELECTRIC UTILITIES – 1.4%
Electric Utilities – 1.4%
Allegheny Energy, Inc. (a)	169,000	6,043,440
Edison International	88,600	3,930,296
Exelon Corp.	455,500	26,013,605
		35,987,341

ELECTRICAL EQUIPMENT – 1.0%
Electrical Components & Equipment – 0.5%
Energy Conversion Devices, Inc. (a)(d)	236,600	11,084,710
Evergreen Solar, Inc. (a)	25,400	395,986
Suntech Power Holdings Co. Ltd. sponsored ADR	36,300	1,363,428
		12,844,124
Heavy Electrical Equipment – 0.5%
Vestas Wind Systems AS (a)(d)	611,100	12,813,726

TOTAL ELECTRICAL EQUIPMENT		25,657,850

ENERGY EQUIPMENT & SERVICES – 37.3%
Oil & Gas Drilling – 10.9%
AKITA Drilling Ltd. Class A (non-vtg.)	623,800	12,628,086
Cathedral Energy Services Income Trust	915,200	8,796,360
Diamond Offshore Drilling, Inc.	687,800	53,228,842
ENSCO International, Inc.	4,900	218,981
GlobalSantaFe Corp.	1,890,300	104,609,202

9

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Energy Portfolio
Investments - continued

	Shares	Value (Note 1)
Noble Corp.	528,600	$ 39,068,826
Patterson-UTI Energy, Inc.	10,000	275,500
Pride International, Inc. (a)	1,392,716	43,132,415
Rowan Companies, Inc.	8,500	342,125
Stoneham Drilling Trust (d)	189,600	4,130,265
TODCO Class A	9,500	318,440
Transocean, Inc. (a)	124,200	9,213,156
Union Drilling, Inc.	21,500	269,825
		276,232,023
Oil & Gas Equipment & Services – 26.4%
Baker Hughes, Inc.	1,098,750	74,682,038
BJ Services Co.	958,000	29,994,980
Cooper Cameron Corp. (a)	7,000	283,500
Core Laboratories NV (a)	274,200	12,572,070
Dawson Geophysical Co. (a)(d)	343,900	9,171,813
Dril-Quip, Inc. (a)	4,200	213,360
FMC Technologies, Inc. (a)	73,400	3,443,928
Grant Prideco, Inc. (a)	7,100	287,337
Halliburton Co.	2,203,400	149,831,196
Hydril Co. (a)	107,700	7,252,518
NATCO Group, Inc. Class A (a)	218,400	5,411,952
National Oilwell Varco, Inc. (a)	1,788,850	108,905,188
NS Group, Inc. (a)	7,500	305,925
Oceaneering International, Inc. (a)	163,600	9,020,904
Oil States International, Inc. (a)	281,900	9,734,007
Petrofac Ltd.	1,009,000	5,256,714
RPC, Inc.	7,950	168,461
Saipem Spa	13,900	294,800
Savanna Energy Services Corp. (a)	385,200	8,442,090
Schlumberger Ltd. (NY Shares)	1,094,780	125,899,700
Smith International, Inc.	1,821,700	70,554,441
Superior Energy Services, Inc. (a)	519,200	13,499,200
Technip-Coflexip SA sponsored ADR	4,000	241,040
TETRA Technologies, Inc. (a)	289,100	10,870,160
Veritas DGC, Inc. (a)	360,800	15,200,504
Weatherford International Ltd. (a)	30,800	1,328,096
		672,865,922

TOTAL ENERGY EQUIPMENT & SERVICES		949,097,945

GAS UTILITIES – 0.3%
Gas Utilities – 0.3%
Questar Corp.	4,000	293,000
Xinao Gas Holdings Ltd.	8,693,000	7,339,506
		7,632,506

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 3.1%
Independent Power & Energy Trade – 3.1%
AES Corp. (a)	1,443,600	24,974,280
Mirant Corp. (a)(d)	754,200	18,553,320
NRG Energy, Inc. (a)	418,300	18,091,475
TXU Corp.	306,000	16,031,340
		77,650,415

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Common Stocks – continued
	Shares	Value (Note 1)

INSURANCE – 0.1%
Property & Casualty Insurance – 0.1%
Navigators Group, Inc. (a)	27,700	$ 1,299,130
MACHINERY – 2.3%
Construction & Farm Machinery & Heavy Trucks – 2.3%
Bucyrus International, Inc. Class A	428,200	26,968,036
Joy Global, Inc.	607,700	31,333,012
		58,301,048

METALS & MINING – 0.1%
Steel – 0.1%
Hitachi Metals Ltd.	272,000	2,875,265
OIL, GAS & CONSUMABLE FUELS – 50.4%
Coal & Consumable Fuels – 5.4%
Arch Coal, Inc.	258,100	18,869,691
CONSOL Energy, Inc.	808,400	51,753,768
International Coal Group, Inc. (a)	1,500,900	12,832,695
Peabody Energy Corp.	1,117,800	53,956,206
		137,412,360
Integrated Oil & Gas – 18.1%
Amerada Hess Corp.	325,500	45,019,905
BG Group PLC sponsored ADR	525,100	30,881,131
BP PLC sponsored ADR	2,500	166,050
Chevron Corp. (d)	1,088,132	61,457,695
CNX Gas Corp. (a)	538,000	11,588,520
ConocoPhillips	1,542,072	94,004,709
ENI Spa sponsored ADR	2,750	157,493
Exxon Mobil Corp.	749,410	44,492,472
Marathon Oil Corp.	3,137	221,472
MOL Magyar Olay-es Gazipari RT GDR	3,552	365,856
OAO Gazprom sponsored ADR	167,000	14,195,000
Occidental Petroleum Corp.	594,600	54,429,684
OMV AG	426,900	26,488,635
Royal Dutch Shell PLC Class A sponsored ADR	1,300	78,624
Total SA sponsored ADR	616,700	77,784,371
		461,331,617
Oil & Gas Exploration & Production – 18.2%
Abraxas Petroleum Corp. (a)	405,600	2,307,864
Apache Corp.	2,900	194,068
Blackrock Ventures, Inc. (a)	516,500	5,427,989
Burlington Resources, Inc.	1,600	144,288
Cabot Oil & Gas Corp.	116,500	5,272,790
Callon Petroleum Co. (a)	154,600	2,733,328
Canadian Natural Resources Ltd.	1,573,500	85,990,947
Cano Petroleum, Inc. (a)	271,600	2,248,848

	Shares	Value (Note 1)
Chesapeake Energy Corp.	2,120,500	$ 62,957,645
Comstock Resources, Inc. (a)	8,600	241,660
Devon Energy Corp.	6,200	363,506
EnCana Corp.	7,476	309,266

11

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Energy Portfolio
Investments - continued

Energy Partners Ltd. (a)	627,700	14,430,823
EOG Resources, Inc.	1,800	121,320
EXCO Resources, Inc.	50,700	648,960
Forest Oil Corp. (a)	363,300	18,037,845
Gastar Exploration Ltd. (a)	985,400	4,275,863
Houston Exploration Co. (a)	454,900	26,311,416
Kerr-McGee Corp.	43,100	4,210,870
Newfield Exploration Co. (a)	4,300	166,195
Nexen, Inc.	250,600	13,106,238
Parallel Petroleum Corp. (a)	124,900	2,124,549
Penn West Energy Trust (d)	354,300	12,202,402
Pioneer Natural Resources Co.	3,100	130,479
Plains Exploration & Production Co. (a)	587,400	23,936,550
Quicksilver Resources, Inc. (a)	405,100	14,713,232
Range Resources Corp.	1,363,300	32,623,769
Talisman Energy, Inc.	520,600	27,359,967
Ultra Petroleum Corp. (a)	993,500	51,701,740
UTS Energy Corp. (a)	2,791,400	16,362,913
XTO Energy, Inc.	834,300	34,948,827
		465,606,157
Oil & Gas Refining & Marketing – 6.8%
Frontier Oil Corp.	338,600	15,660,250
Giant Industries, Inc. (a)	125,800	7,321,560
Holly Corp.	287,900	17,187,630
Neste Oil Oyj	9,950	304,719
Nippon Oil Corp.	1,419,600	10,677,360
Polski Koncern Naftowy Orlen SA unit	4,000	150,120
Sunoco, Inc.	449,100	33,278,310
Tesoro Corp.	85,800	5,183,178
Valero Energy Corp.	1,500,932	80,735,132
Western Refining, Inc.	19,400	315,056
World Fuel Services Corp.	75,300	2,281,590
		173,094,905
Oil & Gas Storage & Transport – 1.9%
El Paso Corp.	18,800	245,904
OMI Corp.	1,051,500	18,401,250
Overseas Shipholding Group, Inc.	213,100	10,776,467
Plains All American Pipeline LP	402,600	18,040,506
Teekay Shipping Corp.	3,100	120,590
Williams Companies, Inc.	8,600	185,502
		47,770,219

TOTAL OIL, GAS & CONSUMABLE FUELS		1,285,215,258

TOTAL COMMON STOCKS
(Cost $2,028,675,697)		2,526,107,292

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Money Market Funds — 5.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	76,861,920	$76,861,920
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	56,277,495	56,277,495
TOTAL MONEY MARKET FUNDS
(Cost $133,139,415)		133,139,415
TOTAL INVESTMENT PORTFOLIO - 104.4%
(Cost $2,161,815,112)		2,659,246,707

NET OTHER ASSETS – (4.4)%		(111,447,515)
NET ASSETS – 100%		$2,547,799,192

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 2,118,569
Fidelity Securities Lending Cash Central Fund	397,351
Total	$ 2,515,920

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	69.5%
Canada	10.2%
Cayman Islands	5.7%
Netherlands Antilles	4.9%
France	3.1%
United Kingdom	1.4%
Austria	1.0%
Others (individually less than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

13

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $53,657,859) — See accompanying schedule:
Unaffiliated issuers (cost $2,028,675,697)	$2,526,107,292
Affiliated Central Funds (cost $133,139,415)	133,139,415
Total Investments (cost $2,161,815,112)		$2,659,246,707
Receivable for investments sold		6,408,404
Receivable for fund shares sold		10,627,526
Dividends receivable		3,443,561
Interest receivable		355,751
Prepaid expenses		6,979
Other affiliated receivables		10,193
Other receivables		214,159
Total assets		2,680,313,280

Liabilities
Payable for investments purchased	$58,389,613
Payable for fund shares redeemed	15,831,973
Accrued management fee	1,249,440
Other affiliated payables	684,728
Other payables and accrued expenses	80,839
Collateral on securities loaned, at value	56,277,495
Total liabilities		132,514,088

Net Assets		$ 2,547,799,192
Net Assets consist of:
Paid in capital		$1,891,750,754
Undistributed net investment income		1,501,978
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		157,112,801
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		497,433,659
Net Assets, for 51,780,003 shares outstanding		$ 2,547,799,192
Net Asset Value, offering price and redemption price per share ($2,547,799,192 ÷ 51,780,003 shares)		$ 49.20

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$ 20,044,815
Interest		27,790
Income from affiliated Central Funds (including $397,351 from security lending)		2,515,920
Total income		22,588,525

Expenses
Management fee	$11,195,847
Transfer agent fees	5,914,610
Accounting and security lending fees
	767,564
Independent trustees’ compensation	8,010
Custodian fees and expenses	113,477
Registration fees	327,591
Audit	42,371
Legal	9,472
Interest	53,497
Miscellaneous	11,216
Total expenses before reductions	18,443,655
Expense reductions	(1,050,675)	17,392,980

Net investment income (loss)		5,195,545

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	241,437,583
Foreign currency transactions	(334,825)
Total net realized gain (loss)		241,102,758
Change in net unrealized appreciation (depreciation) on:
Investment securities	263,296,170
Assets and liabilities in foreign currencies	(3,296)
Total change in net unrealized appreciation (depreciation)		263,292,874
Net gain (loss)		504,395,632
Net increase (decrease) in net assets resulting from operations		$509,591,177

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$5,195,545	$3,191,728
Net realized gain (loss)				241,102,758	53,703,604
Change in net unrealized appreciation (depreciation)				263,292,874	182,985,442
Net increase (decrease) in net assets resulting from operations				509,591,177	239,880,774
Distributions to shareholders from net investment income				(4,035,148)	(2,738,124)
Distributions to shareholders from net realized gain				(107,681,031)	(4,765,904)
Total distributions				(111,716,179)	(7,504,028)
Share transactions
Proceeds from sales of shares				2,697,973,308	1,019,538,844
Reinvestment of distributions				107,368,613	7,111,138
Cost of shares redeemed				(1,805,743,615)	(397,323,594)
Net increase (decrease) in net assets resulting from share transactions				999,598,306	629,326,388
Redemption fees				1,466,118	309,685
Total increase (decrease) in net assets				1,398,939,422	862,012,819

Net Assets
Beginning of period				1,148,859,770	286,846,951
End of period (including undistributed net investment income of $1,501,978 and undistributed net investment income
of $843,816, respectively)				$ 2,547,799,192	$ 1,148,859,770

Other Information
Shares
Sold				61,223,035	31,774,046
Issued in reinvestment of distributions				2,375,548	226,801
Redeemed				(41,499,308)	(13,136,664)
Net increase (decrease)				22,099,275	18,864,183

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$38.71	$26.52	$20.63	$23.45	$26.41
Income from Investment Operations
Net investment income (loss)C	12	.19	.13	.12	.19
Net realized and unrealized gain (loss)	12.87	12.43	5.89	(2.81)	(2.44)
Total from investment operations	12.99	12.62	6.02	(2.69)	(2.25)
Distributions from net investment income	(.09)	(.17)	(.14)	(.14)	(.04)
Distributions from net realized gain	(2.44)	(.28)	—	—	(.69)
Total distributions	(2.53)	(.45)	(.14)	(.14)	(.73)
Redemption fees added to paid in capitalC	03	.02	.01	.01	.02
Net asset value, end of period	$49.20	$38.71	$26.52	$20.63	$23.45
Total ReturnA,B	34.39%	48.07%	29.34%	(11.46)%	(8.57)%
Ratios to Average Net AssetsD
Expenses before reductions	94%	.97%	1.18%	1.22%	1.16%
Expenses net of fee waivers, if any	94%	.97%	1.18%	1.22%	1.16%
Expenses net of all reductions	89%	.93%	1.17%	1.21%	1.12%
Net investment income (loss)	27%	.62%	.59%	.54%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,547,799	$ 1,148,860	$ 286,847	$ 194,294	$ 224,570
Portfolio turnover rate	128%	91%	33%	73%	119%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the  period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Energy Service Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Energy Service	37.60%	12.05%	17.56%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

17 Annual Report

Energy Service Portfolio

Management’s Discussion of Fund Performance

Comments from John Dowd, who became Portfolio Manager of Fidelity® Select Energy Service Portfolio on December 19, 2005

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months ending February 28, 2006, the fund posted a gain of 37.60%, topping the Goldman Sachs® Natural Resources Index, which returned 23.71%, and the S&P 500. Oil and natural gas prices were strong for most of the 12-month period and propelled profitability for energy services stocks. Given the fund’s narrow focus, it was well-positioned in this environment relative to the sector index, with sizable overweightings in strong-performing oil and gas drillers and equipment/services companies, as well as a lack of exposure to lagging integrated oil and gas producers. The fund’s overweighted position in oil field services provider Halliburton added the most value. Also helpful were overweightings in drill pipe maker Grant Prideco and deep-water drilling company Schlumberger, both of which benefited as demand for their products increased and they were able to take advantage of improved pricing. Not owning integrated oil and gas producers Chevron, Exxon Mobil and BP — major components of the index that struggled —was beneficial as well. On the flip side, not holding Canadian integrated energy company Suncor Energy hurt the most relative to the index. A lack of exposure to several strong-performing exploration and production (E&P) names in the Goldman Sachs benchmark — including Burlington Resources and Canadian Natural Resources — also took away from the fund’s relative return. Offshore oil driller ENSCO International, which underperformed, was one of the few stocks we overweighted that hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

18

Energy Service Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
GlobalSantaFe Corp.	7.3	5.3
National Oilwell Varco, Inc.	7.0	8.0
Halliburton Co.	7.0	9.8
Noble Corp.	6.9	4.0
Diamond Offshore Drilling, Inc.	6.8	2.4
BJ Services Co.	5.8	4.3
Weatherford International Ltd.	4.9	4.3
Baker Hughes, Inc.	4.9	5.0
Schlumberger Ltd. (NY Shares)	4.9	5.9
ENSCO International, Inc.	4.7	0.0
	60.2

19 Annual Report

Energy Service Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.7%
	Shares	Value (Note 1)

CONSTRUCTION & ENGINEERING – 1.0%
Construction & Engineering – 1.0%
McDermott International, Inc. (a)	329,900	$ 17,006,345
ENERGY EQUIPMENT & SERVICES – 94.3%
Oil & Gas Drilling – 39.0%
Atwood Oceanics, Inc. (a)	79,900	7,205,382
Diamond Offshore Drilling, Inc. (d)	1,520,900	117,702,451
ENSCO International, Inc.	1,823,200	81,478,808
GlobalSantaFe Corp.	2,284,510	126,424,783
Grey Wolf, Inc. (a)	112,800	782,832
Helmerich & Payne, Inc.	3,700	243,349
Hercules Offshore, Inc.	190,600	5,794,240
Nabors Industries Ltd. (a)	533,777	35,202,593
Noble Corp.	1,623,350	119,981,799
Patterson-UTI Energy, Inc.	381,200	10,502,060
Pride International, Inc. (a)	1,702,986	52,741,476
Rowan Companies, Inc.	924,600	37,215,150
TODCO Class A	324,900	10,890,648
Transocean, Inc. (a)	922,227	68,410,799
Trinidad Energy Services Income Trust	172,300	2,464,353
		677,040,723
Oil & Gas Equipment & Services – 55.3%
Allis-Chalmers Energy, Inc.	84,800	1,390,720
Baker Hughes, Inc.	1,250,836	85,019,323
Basic Energy Services, Inc.	313,400	7,230,138
BJ Services Co.	3,209,874	100,501,155
Cal Dive International, Inc. (a)	756,600	26,639,886
Carbo Ceramics, Inc.	30,100	1,647,975
Cooper Cameron Corp. (a)	210,500	8,525,250
Core Laboratories NV (a)	248,000	11,370,800
Dresser-Rand Group, Inc.	150,700	3,811,203
Dril-Quip, Inc. (a)	179,800	9,133,840
FMC Technologies, Inc. (a)	139,200	6,531,264
Grant Prideco, Inc. (a)	1,797,205	72,732,886
Halliburton Co.	1,772,867	120,554,956
Hornbeck Offshore Services, Inc. (a)	436,200	14,028,192
Hydril Co. (a)	121,400	8,175,076
Key Energy Services, Inc. (a)	1,200	17,940
Lone Star Technologies, Inc. (a)	280,800	13,955,760
Maverick Tube Corp. (a)	208,600	9,706,158
National Oilwell Varco, Inc. (a)	2,007,931	122,242,839
NS Group, Inc. (a)	98,000	3,997,420
Oceaneering International, Inc. (a)	267,600	14,755,464
Oil States International, Inc. (a)	597,900	20,645,487
Pason Systems, Inc.	150,200	4,270,088
RPC, Inc.	796,450	16,876,776
Savanna Energy Services Corp. (a)	309,500	6,783,039
Schlumberger Ltd. (NY Shares)	738,245	84,898,175
Smith International, Inc.	1,251,256	48,461,145
Superior Energy Services, Inc. (a)	795,900	20,693,400
TETRA Technologies, Inc. (a)	106,900	4,019,440

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

	Shares	Value (Note 1)
Tidewater, Inc.	53,600	$ 2,800,600
Trico Marine Services, Inc. (a)	27,600	803,988
Veritas DGC, Inc. (a)	444,900	18,743,637
W-H Energy Services, Inc. (a)	68,500	2,705,750
Weatherford International Ltd. (a)	1,971,910	85,028,759
		958,698,529

TOTAL ENERGY EQUIPMENT & SERVICES		1,635,739,252

OIL, GAS & CONSUMABLE FUELS – 4.4%
Coal & Consumable Fuels – 0.6%
Arch Coal, Inc.	60,700	4,437,777
Peabody Energy Corp.	115,700	5,584,839
		10,022,616
Oil & Gas Exploration & Production – 3.1%
Forest Oil Corp. (a)	293,100	14,552,415
Quicksilver Resources, Inc. (a)	345,500	12,548,560
Range Resources Corp.	540,450	12,932,969
Ultra Petroleum Corp. (a)	237,600	12,364,704
XTO Energy, Inc.	37,300	1,562,497
		53,961,145
Oil & Gas Refining & Marketing – 0.7%
Valero Energy Corp.	227,000	12,210,330

TOTAL OIL, GAS & CONSUMABLE FUELS		76,194,091

TOTAL COMMON STOCKS
(Cost $1,220,752,469)	1,728,939,688

Money Market Funds — 1.7%

Fidelity Cash Central Fund, 4.57% (b)	11,216,869	11,216,869
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	18,251,250	18,251,250
TOTAL MONEY MARKET FUNDS
(Cost $29,468,119)		29,468,119

TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $1,250,220,588)	1,758,407,807

NET OTHER ASSETS – (1.4)%		(24,331,732)
NET ASSETS – 100%	$ 1,734,076,075

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

21

Energy Service Portfolio
Investments - continued

Fund	Income earned
Fidelity Cash Central Fund	$ 1,631,278
Fidelity Securities Lending Cash Central Fund	141,498
Total	$ 1,772,776

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	77.8%
Cayman Islands	14.2%
Netherlands Antilles	4.9%
Canada	1.4%
Panama	1.0%
Others (individually less than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $18,225,345) — See accompanying schedule:
Unaffiliated issuers (cost $1,220,752,469)	$1,728,939,688
Affiliated Central Funds (cost $29,468,119)	29,468,119
Total Investments (cost $1,250,220,588)		$1,758,407,807
Receivable for investments sold		30,400,967
Receivable for fund shares sold		5,969,740
Dividends receivable		2,380,305
Interest receivable		145,973
Prepaid expenses		4,168
Other affiliated receivables		24,946
Other receivables		79,773
Total assets		1,797,413,679

Liabilities
Payable for investments purchased	$20,100,013
Payable for fund shares redeemed	23,575,127
Accrued management fee	897,255
Other affiliated payables	474,722
Other payables and accrued expenses	39,237
Collateral on securities loaned, at value	18,251,250
Total liabilities		63,337,604

Net Assets		$ 1,734,076,075
Net Assets consist of:
Paid in capital		$1,198,239,522
Accumulated net investment loss		(957)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		27,650,146
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		508,187,364
Net Assets, for 25,490,993 shares outstanding		$ 1,734,076,075

Net Asset Value, offering price and redemption price per share ($1,734,076,075 ÷ 25,490,993 shares)		$68.03

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$5,288,326
Special dividends		1,662,300
Interest		4,015
Income from affiliated Central Funds (including $141,498 from security lending)		1,772,776
Total income		8,727,417

Expenses
Management fee	$7,092,316
Transfer agent fees	3,620,377
Accounting and security lending fees
	516,466
Independent trustees’ compensation	5,187
Custodian fees and expenses	32,650
Registration fees	199,707
Audit	39,216
Legal	5,899
Interest	46,205
Miscellaneous	8,081
Total expenses before reductions	11,566,104
Expense reductions	(281,183)	11,284,921

Net investment income (loss)		(2,557,504)

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Energy Service Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	59,964,264
Foreign currency transactions	(14,500)
Total net realized gain (loss)		59,949,764
Change in net unrealized appreciation (depreciation) on:
Investment securities	254,167,322
Assets and liabilities in foreign currencies	145
Total change in net unrealized appreciation (depreciation)		254,167,467
Net gain (loss)		314,117,231
Net increase (decrease) in net assets resulting from operations		$311,559,727

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$(2,557,504)		$(2,750,594)
Net realized gain (loss)			59,949,764		26,489,827
Change in net unrealized appreciation (depreciation)			254,167,467		166,091,313
Net increase (decrease) in net assets resulting from operations			311,559,727		189,830,546
Share transactions
Proceeds from sales of shares			1,674,189,408		690,238,874
Cost of shares redeemed			(1,149,311,141)		(447,731,275)
Net increase (decrease) in net assets resulting from share transactions			524,878,267		242,507,599
Redemption fees			1,385,968		530,463
Total increase (decrease) in net assets			837,823,962		432,868,608

Net Assets
Beginning of period			896,252,113		463,383,505
End of period (including accumulated net investment loss of $957 and accumulated net investment loss of $981,
respectively)			$ 1,734,076,075		$896,252,113

Other Information
Shares
Sold			27,015,130		16,952,149
Redeemed			(19,650,559)		(11,822,799)
Net increase (decrease)			7,364,571		5,129,350

Financial Highlights
Years ended February 28,	2006	2005	2004G	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$49.44	$ 35.65	$ 29.73	$30.75	$38.51
Income from Investment Operations
Net investment income (loss)C	(.12)D	(.20)	(.24)	(.21)E	(.14)
Net realized and unrealized gain (loss)	18.64	13.95	6.14	(.85)	(7.71)
Total from investment operations	18.52	13.75	5.90	(1.06)	(7.85)
Redemption fees added to paid in capitalC		07.04	.02	.04	.09
Net asset value, end of period	$68.03	$ 49.44	$ 35.65	$29.73	$30.75
Total ReturnA,B	37.60%	38.68%	19.91%	(3.32)%	(20.15)%
Ratios to Average Net AssetsF
Expenses before reductions	94%	.98%	1.14%	1.15%	1.13%
Expenses net of fee waivers, if any	94%	.98%	1.14%	1.15%	1.13%
Expenses net of all reductions	91%	.96%	1.13%	1.12%	1.07%
Net investment income (loss)	(.21)%D	(.53)%	(.79)%	(.68)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,734,076	$ 896,252	$ 463,384	$ 455,122	$ 526,138
Portfolio turnover rate	58%	34%	23%	64%	90%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%. EInvestment income per share reflects a special dividend which amounted to $.01 per share. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

25

Annual Report

Gold Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Gold	48.84%	29.30%	5.99%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report 26

Gold Portfolio

Management’s Discussion of Fund Performance

Comments from Daniel Dupont, Portfolio Manager of Fidelity® Select Gold Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 48.84%, powering past both the S&P 500 and the 23.71% return of the energy-sensitive Goldman Sachs® Natural Resources Index. Versus the sector index, the fund benefited most from solid stock picking in the gold mining group. An overweighting in that group also was beneficial, as were a lack of exposure to the integrated oil and gas segment and stock selection in precious metals and minerals. Our overall results were further boosted by extensive investments in Canada, whose currency appreciated versus the U.S. dollar. Goldcorp was the fund’s top contributor compared with the sector index. The company acquired some assets that the market felt would materially benefit the company. Also helping performance was Placer Dome, which received a lucrative buyout offer from Barrick Gold. The shares of Harmony Gold Mining, a low-quality, high-cost South African mine, had a positive impact as well. Other notable contributors included Eldorado Gold and Aquarius Platinum. I sold Eldorado by period end to lock in profits. Conversely, the fund’s gains were curbed by not investing in several strong performing energy stocks in the index, such as Schlumberger. Minefinders, a mining development company based in Mexico, was hampered by various delays. Also holding back our results was Newmont Mining — the fund’s second largest holding at period end — which reported disappointing fourth-quarter earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

27 27 Annual Report

Gold Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Meridian Gold, Inc.	9.5	0.0
Newmont Mining Corp.	8.4	5.2
Aber Diamond Corp.	7.7	1.5
Newcrest Mining Ltd.	6.9	1.7
Barrick Gold Corp.	6.1	4.5
Cambior, Inc.	4.9	1.5
Compania de Minas
Buenaventura SA	4.0	3.6
Impala Platinum Holdings Ltd.	3.9	3.9
Teck Cominco Ltd. Class B
(sub. vtg.)	3.3	2.8
Crystallex International Corp.	3.2	0.0
	57.9

Annual Report

28

Gold Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 85.4%
	Shares	Value (Note 1)
Australia – 6.9%
METALS & MINING – 6.9%
Gold – 6.9%
Newcrest Mining Ltd.	5,800,271	$ 91,295,917
Bermuda – 2.8%
METALS & MINING – 2.8%
Precious Metals & Minerals – 2.8%
Aquarius Platinum Ltd.:
(Australia)	3,042,877	34,881,801
(United Kingdom)	221,030	2,520,179
		37,401,980
Canada – 49.2%
METALS & MINING – 49.2%
Diversified Metals & Mining – 3.6%
IMA Exploration, Inc. (a)	999,600	3,431,272
Teck Cominco Ltd. Class B (sub. vtg.)	700,000	43,775,030
		47,206,302
Gold – 35.3%
Arizona Star Resource Corp. (a)	1,834,300	15,418,356
Barrick Gold Corp.	2,948,730	80,586,249
Bema Gold Corp. (a)	4,600,000	19,029,177
Bolivar Gold Corp. (a)(e)	11,050,000	31,025,393
Cambior, Inc. (a)(e)	22,000,000	65,449,104
Chesapeake Gold Corp. (a)(f)	140,000	730,713
Crystallex International Corp. (a)(d)(e)	15,000,000	42,908,067
Gabriel Resources Ltd. (a)	1,370,000	3,352,198
Gabriel Resources Ltd. (a)(f)	1,130,000	2,764,952
Gabriel Resources Ltd. warrants 3/31/07 (a)	83,350	75,563
Goldcorp, Inc.	96,100	2,448,704
Goldcorp, Inc. Class C warrants 5/30/07 (a)	2,820,000	14,098,138
High River Gold Mines Ltd. warrants 10/26/06 (a)	1,832,500	16
IAMGOLD Corp.	500,000	4,449,236
Kinross Gold Corp. (a)(f)	866,666	8,001,872
Kinross Gold Corp. (a)	3,133,334	28,929,872
Meridian Gold, Inc. (a)	5,000,000	126,303,743
Orezone Resources, Inc. Class A (a)(e)	7,000,000	14,417,110
Richmont Mines, Inc. (a)	300,000	1,072,042
Sasamat Capital Corp. (a)	31,500	72,450
Virginia Gold Mines, Inc. (a)	575,900	6,518,571
		467,651,526
Precious Metals & Minerals – 10.3%
Aber Diamond Corp.	2,699,990	101,949,189
Intrepid Minerals Corp. (a)	499,700	466,208
Minefinders Corp. Ltd. (a)(e)	3,660,000	29,636,932

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

29

Gold Portfolio
Investments - continued

	Shares	Value (Note 1)
Shore Gold, Inc. (a)	387,300	$ 2,423,714
SouthernEra Diamonds, Inc. Class A (a)	6,094,500	2,682,084
		137,158,127

TOTAL METALS & MINING		652,015,955

Cayman Islands – 1.0%
METALS & MINING – 1.0%
Precious Metals & Minerals – 1.0%
Apex Silver Mines Ltd. (a)(d)	600,000	13,866,000
Papua New Guinea – 1.7%
METALS & MINING – 1.7%
Gold – 1.7%
Lihir Gold Ltd. (a)	14,000,020	22,139,891
Peru – 4.0%
METALS & MINING – 4.0%
Precious Metals & Minerals – 4.0%
Compania de Minas Buenaventura SA	400,000	10,500,759
Compania de Minas Buenaventura SA sponsored ADR	1,600,000	41,952,000
		52,452,759
South Africa – 8.4%
METALS & MINING – 8.4%
Diversified Metals & Mining – 0.5%
African Rainbow Minerals Ltd. (a)	1,000,000	6,968,641
Gold – 4.0%
Gold Fields Ltd. sponsored ADR	1,000,000	22,230,000
Harmony Gold Mining Co. Ltd. (a)	2,111,990	29,546,742
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	88,010	1,231,260
		53,008,002
Precious Metals & Minerals – 3.9%
Impala Platinum Holdings Ltd.	300,000	51,049,348
Northam Platinum Ltd.	22	90
		51,049,438

TOTAL METALS & MINING		111,026,081

United Kingdom – 2.2%
METALS & MINING – 2.2%
Diversified Metals & Mining – 0.7%
African Platinum PLC (a)	17,900,000	9,969,273
Gold – 0.6%
Randgold Resources Ltd.
sponsored ADR (a)	440,000	7,524,000
Precious Metals & Minerals – 0.9%
Lonmin PLC	303,422	12,082,023
TOTAL METALS & MINING		29,575,296
See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Common Stocks – continued
	Shares	Value (Note 1)
United States of America – 9.2%
METALS & MINING – 9.2%
Diversified Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc. Class B	100,000	$ 5,063,000
Gold – 8.7%
Newmont Mining Corp.	2,100,000	111,132,000
US Gold Corp. (subscription receipt)(a)(g)	728,400	4,412,364
		115,544,364
Precious Metals & Minerals – 0.1%
Stillwater Mining Co. (a)	100,000	1,301,000
TOTAL METALS & MINING		121,908,364

TOTAL COMMON STOCKS
(Cost $922,898,653)		1,131,682,243
Money Market Funds — 15.8%
Fidelity Cash Central Fund, 4.57% (b)	201,956,066	201,956,066
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	7,979,400	7,979,400
TOTAL MONEY MARKET FUNDS
(Cost $209,935,466)		209,935,466
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $1,132,834,119)	1,341,617,709

NET OTHER ASSETS – (1.2)%		(15,952,225)
NET ASSETS – 100%	$1,325,665,484

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,497,537 or 0.9% of net assets.

(g) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,412,364 or 0.3% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
US Gold Corp. (subscription receipt)	2/8/06	$ 3,277,800

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

31

Gold Portfolio
Investments - continued

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 2,584,466
Fidelity Securities Lending Cash Central Fund	415,140
Total	$ 2,999,606

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period
Alamos Gold, Inc.	$ 9,732,228	$5,044,772	$ 27,435,912	$—	$—
Bolivar Gold Corp.	—	22,778,797	—	—	31,025,393
Cambior, Inc.	—	54,898,506	—	—	65,449,104
Crystallex International Corp.	2,018,728	29,850,118	4,751,282	—	42,908,067
Eldorado Gold Corp.	49,908,792	2,344,241	80,229,419	—	—
Gabriel Resources Ltd	16,344,975	1,694,783	24,930,105	—	—
Gabriel Resources Ltd. (144A)	1,740,646	—	—	—	—
Guinor Gold Corp.	5,958,896	2,763,944	11,823,969	—	—
High River Gold Mines Ltd.	9,307,228	6,286,623	17,273,380	—	—
High River Gold Mines Ltd. (Private Placement)	3,324,010	—	4,028,458	—	—
Intrepid Minerals Corp.	2,524,490	—	2,706,492	—	—
Minefinders Corp. Ltd.	25,936,257	1,254,130	1,250,385	—	29,636,932
Orezone Resources, Inc. Class A	5,156,269	5,814,436	—	—	14,417,110
Richmont Mines, Inc.	3,810,450	797,267	3,429,950	—	—
SouthernEra Diamonds, Inc. Class A	2,806,914	—	578,955	—	—
Total	$ 138,569,883	$133,527,617	$ 178,438,307	$—	$183,436,606

Income Tax Information

The fund has a capital loss carryforward of $11,923,858 which was acquired in the merger with Select Precious Metals and Minerals and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Gold Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $7,877,275) — See accompanying schedule:
Unaffiliated issuers (cost $786,143,013)	$948,245,637
Affiliated Central Funds (cost $209,935,466)	209,935,466
Other affiliated issuers (cost $136,755,640)	183,436,606
Total Investments (cost $1,132,834,119)		$1,341,617,709
Receivable for investments sold		13,179,031
Receivable for fund shares sold		6,879,777
Dividends receivable		265,098
Interest receivable		757,929
Prepaid expenses		2,593
Other affiliated receivables		34,728
Other receivables		304,264
Total assets		1,363,041,129

Liabilities
Payable to custodian bank	$8,758,740
Payable for investments purchased	5,591,201
Payable for fund shares redeemed	13,991,293
Accrued management fee	635,300
Other affiliated payables	329,163
Other payables and accrued expenses	90,548
Collateral on securities loaned, at value	7,979,400
Total liabilities		37,375,645

Net Assets		$ 1,325,665,484
Net Assets consist of:
Paid in capital		$998,049,769
Undistributed net investment income		1,049,798
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		117,619,958
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		208,945,959
Net Assets, for 36,911,785 shares outstanding		$ 1,325,665,484
Net Asset Value, offering price and redemption price per share ($1,325,665,484 ÷ 36,911,785 shares)		$35.91

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$4,704,502
Interest		4,895
Income from affiliated Central Funds (including $415,140 from security lending)		2,999,606
Total income		7,709,003

Expenses
Management fee	$4,693,130
Transfer agent fees	2,427,912
Accounting and security lending fees
	371,963
Independent trustees’ compensation	5,044
Custodian fees and expenses	268,153
Registration fees	115,982
Audit	37,489
Legal	4,147
Miscellaneous	7,408
Total expenses before reductions	7,931,228
Expense reductions	(1,273,868)	6,657,360

Net investment income (loss)		1,051,643

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Gold Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $13,668)	162,827,140
Other affiliated issuers	52,644,386
Foreign currency transactions	(284,632)
Total net realized gain (loss)		215,186,894
Change in net unrealized appreciation (depreciation) on:
Investment securities	130,221,886
Assets and liabilities in foreign currencies	159,631
Total change in net unrealized appreciation (depreciation)		130,381,517
Net gain (loss)		345,568,411
Net increase (decrease) in net assets resulting from operations		$ 346,620,054

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,051,643	$	473,673
Net realized gain (loss)				215,186,894		108,286,605
Change in net unrealized appreciation (depreciation)				130,381,517		(109,824,666)
Net increase (decrease) in net assets resulting from operations				346,620,054		(1,064,388)
Distributions to shareholders from net investment income				(507,609)		—
Distributions to shareholders from net realized gain				(106,134,254)		—
Total distributions				(106,641,863)		—
Share transactions
Proceeds from sales of shares				1,098,070,139		565,734,932
Reinvestment of distributions				102,614,627		—
Cost of shares redeemed				(821,889,539)		(596,590,373)
Net increase (decrease) in net assets resulting from share transactions				378,795,227		(30,855,441)
Redemption fees				1,675,648		1,392,457
Total increase (decrease) in net assets				620,449,066		(30,527,372)

Net Assets
Beginning of period				705,216,418		735,743,790
End of period (including undistributed net investment income of $1,049,798 and distributions in excess of net invest-
ment income of $8,523,093, respectively)				$ 1,325,665,484		$705,216,418

Other Information
Shares
Sold				35,716,956		22,113,910
Issued in reinvestment of distributions				3,522,978		—
Redeemed				(28,011,502)		(23,466,147)
Net increase (decrease)				11,228,432		(1,352,237)

Financial Highlights
Years ended February 28,	2006	2005	2004H	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$27.46	$27.21	$22.73	$18.25		$12.38
Income from Investment Operations
Net investment income (loss)C	04	.02E	(.01)	.05		.25D
Net realized and unrealized gain (loss)	12.21	.18F	5.85	4.67		5.78
Total from investment operations	12.25	.20	5.84	4.72		6.03
Distributions from net investment income	(.02)	—	(1.42)	(.36)		(.22)
Distributions from net realized gain	(3.84)	—	—	—		—
Total distributions	(3.86)	—	(1.42)	(.36)		(.22)
Redemption fees added to paid in capitalC	06	.05	.06	.12		.06
Net asset value, end of period	$35.91	$27.46	$27.21	$22.73		$18.25
Total ReturnA,B	48.84%	.92%	26.79%	26.68%		49.79%
Ratios to Average Net AssetsG
Expenses before reductions	97%	1.00%	1.12%	1.18%		1.29%
Expenses net of fee waivers, if any	97%	1.00%	1.12%	1.18%		1.29%
Expenses net of all reductions	82%	.89%	1.04%	1.11%		1.24%
Net investment income (loss)	13%	.07%E	(.03)%	.22%		1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,325,665	$ 705,216	$ 735,744	$ 686,029		$ 443,849
Portfolio turnover rate	108%	79%	41%	44%		49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.04 per share. E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. GExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. HFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Natural Gas Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Natural Gas	26.28%	13.96%	15.64%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report 36

Natural Gas Portfolio

Management’s Discussion of Fund Performance

Comments from James McElligott, who became Portfolio Manager of Fidelity® Select Natural Gas Portfolio on November 1, 2005

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Select Natural Gas gained 26.28% during the past year, outperforming both the S&P 500 and the Goldman Sachs® Natural Resources Index, which rose 23.71% . Already high energy prices rose even more sharply in the wake of the late summer’s Gulf Coast hurricanes, which severely disrupted energy supplies. Strong demand and very limited supply created a favorable environment for energy-related stocks, and the portfolio performed well for most of the period. An abnormally warm winter heating season, however, slackened demand, and natural gas prices fell off sharply. Overall, the portfolio benefited from favorable industry positioning versus the sector index. A big underweighting in integrated energy companies, such as Chevron and Exxon Mobil — which tend to be more defensive-oriented stocks — provided the biggest lift, while an overweighting in refining and marketing stocks — including a position in Valero Energy — also helped. Several equipment and services companies contributed as well, including drill pipe maker Grant Prideco and energy services giant Halliburton. Having no exposure to Canadian oil sands producer Suncor Energy hurt returns, as did underweightings in energy services giant Schlumberger and Canadian natural gas producer EnCana. Oil transporter General Maritime also detracted, and I sold the position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

37 37 Annual Report

Natural Gas Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Valero Energy Corp.	6.1	5.5
Range Resources Corp.	6.0	4.1
Canadian Natural Resources Ltd.	5.8	2.6
Plains Exploration & Production
Co.	5.4	3.9
Quicksilver Resources, Inc.	4.6	2.6
XTO Energy, Inc.	3.8	1.3
Halliburton Co.	3.5	3.9
Houston Exploration Co.	3.5	2.4
Talisman Energy, Inc.	3.4	2.4
Chesapeake Energy Corp.	3.2	3.8
	45.3

Annual Report 38

Natural Gas Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.2%
	Shares	Value (Note 1)

CHEMICALS – 0.6%
Fertilizers & Agricultural Chemicals – 0.6%
Mosaic Co. (a)	575,500	$ 9,150,450
COMMERCIAL SERVICES & SUPPLIES – 0.2%
Human Resource & Employment Services – 0.2%
CDI Corp.	123,800	3,031,862
ELECTRIC UTILITIES – 2.0%
Electric Utilities – 2.0%
Exelon Corp.	474,100	27,075,851
PPL Corp.	108,800	3,459,840
		30,535,691

ELECTRICAL EQUIPMENT – 0.1%
Heavy Electrical Equipment – 0.1%
Vestas Wind Systems AS (a)	83,600	1,752,950
ENERGY EQUIPMENT & SERVICES – 19.7%
Oil & Gas Drilling – 8.8%
Cathedral Energy Services Income Trust	494,600	4,753,802
Diamond Offshore Drilling, Inc.	69,700	5,394,083
ENSCO International, Inc.	530,600	23,712,514
GlobalSantaFe Corp.	697,500	38,599,650
Noble Corp.	267,700	19,785,707
Patterson-UTI Energy, Inc.	249,800	6,881,990
Pride International, Inc. (a)	960,100	29,734,297
TODCO Class A	244,700	8,202,344
		137,064,387
Oil & Gas Equipment & Services – 10.9%
BJ Services Co.	358,300	11,218,373
Cal Dive International, Inc. (a)	261,100	9,193,331
Grant Prideco, Inc. (a)	17,696	716,157
Halliburton Co.	796,500	54,162,000
Hydril Co. (a)	133,700	9,003,358
National Oilwell Varco, Inc. (a)	467,928	28,487,457
Savanna Energy Services Corp. (a)	68,700	1,505,637
Schlumberger Ltd. (NY Shares)	113,900	13,098,500
Smith International, Inc.	775,890	30,050,220
TETRA Technologies, Inc. (a)	146,900	5,523,440
Veritas DGC, Inc. (a)	133,800	5,636,994
		168,595,467

TOTAL ENERGY EQUIPMENT & SERVICES		305,659,854

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 2.1%
Independent Power & Energy Trade – 2.1%
AES Corp. (a)	267,400	4,626,020
NRG Energy, Inc. (a)	231,200	9,999,400
TXU Corp.	338,600	17,739,254
		32,364,674

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

39

Natural Gas Portfolio
Investments - continued

	Shares	Value (Note 1)

MACHINERY – 0.7%
Construction & Farm Machinery & Heavy Trucks – 0.7%
Bucyrus International, Inc. Class A	161,800	$ 10,190,164
METALS & MINING – 0.8%
Steel – 0.8%
Oregon Steel Mills, Inc. (a)	348,000	13,182,240
MULTI-UTILITIES – 1.4%
Multi-Utilities – 1.4%
Public Service Enterprise Group, Inc.	74,000	5,134,860
Sempra Energy	362,500	17,342,000
		22,476,860

OIL, GAS & CONSUMABLE FUELS – 71.6%
Coal & Consumable Fuels – 4.0%
Arch Coal, Inc.	113,200	8,276,052
Cameco Corp.	193,900	7,210,558
CONSOL Energy, Inc.	252,700	16,177,854
International Coal Group, Inc. (a)	1,203,000	10,285,650
Peabody Energy Corp.	408,200	19,703,814
		61,653,928
Integrated Oil & Gas – 3.4%
Amerada Hess Corp. (d)	202,400	27,993,944
Murphy Oil Corp.	357,700	16,765,399
OAO Gazprom sponsored ADR	89,500	7,607,500
		52,366,843
Oil & Gas Exploration & Production – 56.2%
Apache Corp.	642,700	43,009,484
Cabot Oil & Gas Corp.	479,400	21,697,644
Canadian Natural Resources Ltd.	1,639,700	89,608,743
Chesapeake Energy Corp. (d)	1,685,400	50,039,526
Denbury Resources, Inc. (a)	282,700	8,014,545
EnCana Corp.	388,300	16,063,108
Encore Acquisition Co. (a)	461,250	14,132,700
Energy Partners Ltd. (a)	398,800	9,168,412
EOG Resources, Inc.	631,000	42,529,400
Forest Oil Corp. (a)	833,300	41,373,345
Goodrich Petroleum Corp. (a)	116,800	2,824,224
Houston Exploration Co. (a)	931,400	53,872,176
Kerr-McGee Corp.	247,600	24,190,520
Newfield Exploration Co. (a)	187,500	7,246,875
Penn Virginia Corp.	215,000	13,297,750
Plains Exploration & Production Co. (a)	2,073,400	84,491,050
Quicksilver Resources, Inc. (a)(d)	1,969,300	71,524,976
Range Resources Corp.	3,938,400	94,245,912
Southwestern Energy Co. (a)	850,600	27,295,754
Talisman Energy, Inc.	1,001,400	52,628,257
Ultra Petroleum Corp. (a)	946,500	49,255,860
XTO Energy, Inc.	1,396,100	58,482,629
		874,992,890
Oil & Gas Refining & Marketing – 6.7%
Holly Corp.	68,900	4,113,330

See accompanying notes which are an integral part of the financial statements.

Annual Report 40

Common Stocks – continued
	Shares	Value (Note 1)

OIL, GAS & CONSUMABLE FUELS – CONTINUED
Oil & Gas Refining & Marketing – continued
Tesoro Corp.	83,300	$ 5,032,153
Valero Energy Corp.	1,762,400	94,799,495
Western Refining, Inc.	25,100	407,624
		104,352,602
Oil & Gas Storage & Transport – 1.3%
OMI Corp.	698,500	12,223,750
Overseas Shipholding Group, Inc.	170,500	8,622,185
		20,845,935

TOTAL OIL, GAS & CONSUMABLE FUELS		1,114,212,198

TOTAL COMMON STOCKS
(Cost $1,302,916,810)		1,542,556,943

Money Market Funds — 3.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	2,916,821	$ 2,916,821
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	49,925,725	49,925,725
TOTAL MONEY MARKET FUNDS
(Cost $52,842,546)		52,842,546

TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $1,355,759,356)		1,595,399,489

NET OTHER ASSETS – (2.6)%		(39,820,782)
NET ASSETS – 100%	$1,555,578,707

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 957,582
Fidelity Securities Lending Cash Central Fund	80,213
Total	$ 1,037,795

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	79.7%
Canada	14.3%
Cayman Islands	3.8%
Others (individually less than 1%)	2.2%
100.0%

41

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $48,731,654) — See accompanying schedule:
Unaffiliated issuers (cost $1,302,916,810)	$1,542,556,943
Affiliated Central Funds (cost $52,842,546)	52,842,546
Total Investments (cost $1,355,759,356)		$1,595,399,489
Receivable for investments sold		50,593,041
Receivable for fund shares sold		2,415,789
Dividends receivable		715,359
Interest receivable		19,116
Prepaid expenses		4,591
Other affiliated receivables		17,697
Other receivables		41,639
Total assets		1,649,206,721

Liabilities
Payable for investments purchased	$16,802,399
Payable for fund shares redeemed	25,537,584
Accrued management fee	824,366
Other affiliated payables	476,594
Other payables and accrued expenses	61,346
Collateral on securities loaned, at value	49,925,725
Total liabilities		93,628,014

Net Assets		$ 1,555,578,707
Net Assets consist of:
Paid in capital		$1,239,193,883
Accumulated net investment loss		(79)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		76,746,470
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		239,638,433
Net Assets, for 40,032,321 shares outstanding		$ 1,555,578,707

Net Asset Value, offering price and redemption price per share ($1,555,578,707 ÷ 40,032,321 shares)		$38.86

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$8,026,447
Interest		14,633
Income from affiliated Central Funds (including $80,213 from security lending)		1,037,795
Total income		9,078,875

Expenses
Management fee	$8,099,434
Transfer agent fees	4,318,519
Accounting and security lending fees
	575,178
Independent trustees’ compensation	5,683
Custodian fees and expenses	63,232
Registration fees	226,934
Audit	41,110
Legal	6,984
Interest	67,022
Miscellaneous	8,140
Total expenses before reductions	13,412,236
Expense reductions	(969,442)	12,442,794

Net investment income (loss)		(3,363,919)

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	165,758,918
Foreign currency transactions	(413,790)
Total net realized gain (loss)		165,345,128
Change in net unrealized appreciation (depreciation) on:
Investment securities	100,304,504
Assets and liabilities in foreign currencies	(1,700)
Total change in net unrealized appreciation (depreciation)		100,302,804
Net gain (loss)		265,647,932
Net increase (decrease) in net assets resulting from operations		$262,284,013

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(3,363,919)	$	94,365
Net realized gain (loss)				165,345,128		102,445,040
Change in net unrealized appreciation (depreciation)				100,302,804		104,647,040
Net increase (decrease) in net assets resulting from operations				262,284,013		207,186,445
Distributions to shareholders from net investment income				—		(399,135)
Distributions to shareholders from net realized gain				(152,139,802)		(8,780,955)
Total distributions				(152,139,802)		(9,180,090)
Share transactions
Proceeds from sales of shares				1,819,254,857		897,135,404
Reinvestment of distributions				145,498,281		8,662,735
Cost of shares redeemed				(1,468,412,444)		(381,169,506)
Net increase (decrease) in net assets resulting from share transactions				496,340,694		524,628,633
Redemption fees				1,555,343		428,943
Total increase (decrease) in net assets				608,040,248		723,063,931

Net Assets
Beginning of period				947,538,459		224,474,528
End of period (including accumulated net investment loss of $79 and distributions in excess of net investment income of
$110, respectively)				$ 1,555,578,707		$947,538,459

Other Information
Shares
Sold				48,076,717		31,705,170
Issued in reinvestment of distributions				4,018,204		302,153
Redeemed				(39,599,586)		(14,231,520)
Net increase (decrease)				12,495,335		17,775,803

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$34.41	$23.00	$17.42	$17.91		$23.26
Income from Investment Operations
Net investment income (loss)C	(.09)	.01	(.09)	.05		.14
Net realized and unrealized gain (loss)	8.58	11.83	5.65	(.45)		(5.35)
Total from investment operations	8.49	11.84	5.56	(.40)		(5.21)
Distributions from net investment income	—	(.02)	—	(.10)		(.03)
Distributions from net realized gain	(4.08)	(.44)	—	—		(.13)
Total distributions	(4.08)	(.46)	—	(.10)		(.16)
Redemption fees added to paid in capitalC	04	.03	.02	.01		.02
Net asset value, end of period	$38.86	$34.41	$23.00	$17.42		$17.91
Total ReturnA,B	26.28%	52.01%	32.03%	(2.17)%		(22.47)%
Ratios to Average Net AssetsD
Expenses before reductions	95%	.98%	1.21%	1.30%		1.17%
Expenses net of fee waivers, if any	95%	.98%	1.21%	1.30%		1.17%
Expenses net of all reductions	88%	.94%	1.14%	1.24%		1.13%
Net investment income (loss)	(.24)%	.02%	(.46)%	.27%		.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,555,579	$ 947,538	$ 224,475	$ 163,005		$ 185,685
Portfolio turnover rate	148%	190%	171%	108%		68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges.C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 44

Natural Resources Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Life of
	year	years	FundA
Select Natural Resources	34.50%	15.03%	13.54%

A From March 3, 1997
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Select Natural Resources

S&P 500

45 Annual Report

Natural Resources Portfolio

Management’s Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Select Natural Resources Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 34.50%, beating both the S&P 500 and the Goldman Sachs® Natural Resources Index, which returned 23.71% . During the period, industry allocation within the energy universe drove the fund’s performance relative to the sector index, including overweighted investments in energy services companies such as Halliburton that benefited from increased capital spending by oil producers. Refiners Frontier Oil and Premcor — which was acquired by Valero Energy — also boosted relative performance as refining demand outstripped refining capacity, particularly in the aftermath of major hurricanes in the United States. Also, independent exploration and production (E&P) companies such as Ultra Petroleum helped returns, as investors valued their high-potential properties. Lastly, the fund benefited from underweighting the more defensive integrated oil companies, such as Chevron, Exxon Mobil and BP. On the other hand, little-to-no exposure to Canadian oil sands companies Suncor Energy and Petro-Canada detracted from returns, as the stocks performed well in the high oil price environment. Valero Energy hurt because I didn’t own enough of it early in the period when performance was very strong. Also, some of our holdings in metals stocks, including Newmont Mining, detracted from performance, although an investment in Titanium Metals performed very well as demand for the metal was robust. Lastly, the fund’s underweighting of several higher-growth E&P companies, such as Burlington Resources and Nexen, curbed performance relative to the sector benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

46

Natural Resources Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
GlobalSantaFe Corp.	4.4	1.5
Halliburton Co.	4.2	4.2
National Oilwell Varco, Inc.	3.9	5.3
Schlumberger Ltd. (NY Shares)	3.3	4.4
Smith International, Inc.	3.1	2.6
Alcoa, Inc.	3.0	2.5
Newmont Mining Corp.	2.9	3.1
ConocoPhillips	2.6	4.6
Valero Energy Corp.	2.5	2.1
Occidental Petroleum Corp.	2.1	1.3
	32.0

47 Annual Report

Natural Resources Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.7%
	Shares	Value (Note 1)

CHEMICALS – 2.0%
Diversified Chemicals – 0.7%
Ashland, Inc.	92,500	$ 6,037,475
FMC Corp. (a)	300	18,243
		6,055,718
Fertilizers & Agricultural Chemicals – 1.1%
CF Industries Holdings, Inc.	227,700	4,012,074
Mosaic Co. (a)	107,800	1,714,020
Potash Corp. of Saskatchewan	45,900	4,403,152
		10,129,246
Specialty Chemicals – 0.2%
Tokuyama Corp.	117,000	1,740,072
TOTAL CHEMICALS		17,925,036

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Environmental & Facility Services – 0.1%
Team, Inc. (a)	32,500	962,000
Human Resource & Employment Services – 0.4%
Brunel International NV	66,200	1,838,767
CDI Corp.	66,000	1,616,340
		3,455,107

TOTAL COMMERCIAL SERVICES & SUPPLIES		4,417,107

CONSTRUCTION & ENGINEERING – 3.2%
Construction & Engineering – 3.2%
Chicago Bridge & Iron Co. NV (NY Shares)	332,800	8,143,616
Fluor Corp.	44,800	3,866,240
McDermott International, Inc. (a)	161,700	8,335,635
Shaw Group, Inc. (a)	143,129	4,773,352
SNC-Lavalin Group, Inc.	32,600	2,715,256
		27,834,099

CONTAINERS & PACKAGING – 0.4%
Metal & Glass Containers – 0.4%
Owens-Illinois, Inc. (a)	177,400	3,324,476
ELECTRIC UTILITIES – 0.5%
Electric Utilities – 0.5%
E.ON AG	42,100	4,678,152
ELECTRICAL EQUIPMENT – 1.2%
Electrical Components & Equipment – 0.2%
Suntech Power Holdings Co. Ltd. sponsored ADR	46,700	1,754,052
Heavy Electrical Equipment – 1.0%
ABB Ltd. sponsored ADR (a)	223,200	2,689,560
Areva (investment certificates)(non-vtg.)	100	63,837
Vestas Wind Systems AS (a)(d)	313,800	6,579,851
		9,333,248

TOTAL ELECTRICAL EQUIPMENT		11,087,300

See accompanying notes which are an integral part of the financial statements.

Annual Report 48

	Shares	Value (Note 1)

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.2%
Electronic Equipment & Instruments – 0.2%
Itron, Inc. (a)	34,400	$ 2,045,424
ENERGY EQUIPMENT & SERVICES – 29.3%
Oil & Gas Drilling – 8.9%
Cathedral Energy Services Income Trust	135,600	1,303,307
Diamond Offshore Drilling, Inc.	135,300	10,470,867
ENSCO International, Inc.	1,800	80,442
GlobalSantaFe Corp.	695,700	38,500,036
Nabors Industries Ltd. (a)	1,300	85,735
Noble Corp.	80,300	5,934,973
Patterson-UTI Energy, Inc.	3,200	88,160
Pride International, Inc. (a)	395,400	12,245,538
Rowan Companies, Inc.	1,000	40,250
Stoneham Drilling Trust (d)	64,700	1,409,431
TODCO Class A	1,400	46,928
Transocean, Inc. (a)	114,400	8,486,192
		78,691,859
Oil & Gas Equipment & Services – 20.4%
Baker Hughes, Inc.	211,590	14,381,772
Basic Energy Services, Inc.	6,300	145,341
BJ Services Co.	442,100	13,842,151
Cooper Cameron Corp. (a)	3,000	121,500
Core Laboratories NV (a)	74,100	3,397,485
Dawson Geophysical Co. (a)	88,500	2,360,295
FMC Technologies, Inc. (a)	2,300	107,916
Global Industries Ltd. (a)	4,900	62,279
Grant Prideco, Inc. (a)	2,400	97,128
Halliburton Co.	539,200	36,665,600
Hydril Co. (a)	28,700	1,932,658
Maverick Tube Corp. (a)	2,400	111,672
NATCO Group, Inc. Class A (a)	43,900	1,087,842
National Oilwell Varco, Inc. (a)	558,011	33,971,710
Oil States International, Inc. (a)	4,400	151,932
RPC, Inc.	3,550	75,225
Saipem Spa	4,500	95,439
Savanna Energy Services Corp. (a)	134,100	2,938,952
Schlumberger Ltd. (NY Shares)	251,026	28,867,990
Smith International, Inc.	700,900	27,145,857
Technip-Coflexip SA sponsored ADR	28,900	1,741,514
Veritas DGC, Inc. (a)	125,200	5,274,676
Weatherford International Ltd. (a)	106,990	4,613,409
		179,190,343

TOTAL ENERGY EQUIPMENT & SERVICES		257,882,202

FOOD PRODUCTS – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	68,400	2,169,648
Global Bio-Chem Technology Group Co. Ltd.	78,700	44,636
		2,214,284

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Natural Resources Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

GAS UTILITIES – 0.0%
Gas Utilities – 0.0%
Questar Corp.	900	$ 65,925
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.8%
Independent Power & Energy Trade – 1.8%
AES Corp. (a)	116,600	2,017,180
Mirant Corp. (a)(d)	250,500	6,162,300
NRG Energy, Inc. (a)	87,900	3,801,675
TXU Corp.	72,800	3,813,992
		15,795,147

INSURANCE – 0.3%
Property & Casualty Insurance – 0.3%
Covanta Holding Corp. (a)	113,300	1,965,755
Navigators Group, Inc. (a)	7,900	370,510
		2,336,265

IT SERVICES – 0.2%
IT Consulting & Other Services – 0.2%
Telvent GIT SA (a)	149,200	1,954,311
MACHINERY – 3.7%
Construction & Farm Machinery & Heavy Trucks – 3.7%
AGCO Corp. (a)	46,300	905,165
Bucyrus International, Inc. Class A	224,070	14,111,929
Hanjin Heavy Industries & Construction Co. Ltd.	82,950	2,082,600
Hyundai Mipo Dockyard Co. Ltd.	57,120	4,547,128
Joy Global, Inc.	209,150	10,783,774
		32,430,596

MARINE – 0.7%
Marine – 0.7%
Camillo Eitzen & Co. ASA	117,100	1,253,868
Odfjell ASA (A Shares)	176,200	3,159,718
Stolt-Nielsen SA	48,000	1,501,000
		5,914,586

METALS & MINING – 16.5%
Aluminum – 3.2%
Alcan, Inc.	900	39,291
Alcoa, Inc.	898,300	26,338,156
Alumina Ltd. sponsored ADR	100,300	2,057,153
Century Aluminum Co. (a)	1,900	67,621
		28,502,221
Diversified Metals & Mining – 4.5%
BHP Billiton PLC	116,300	1,958,473
Birch Mountain Resources Ltd. (a)	280,400	1,888,008
Breakwater Resources Ltd. (a)	1,270,500	1,107,068
Falconbridge Ltd. (d)	76,700	2,480,944
Freeport-McMoRan Copper & Gold, Inc. Class B	1,363	69,009
Grupo Mexico SA de CV Series B	770,608	1,975,607
Phelps Dodge Corp.	600	82,800

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

	Shares	Value (Note 1)
Rio Tinto PLC sponsored ADR	19,800	$ 3,735,072
RTI International Metals, Inc. (a)	82,200	3,456,510
Teck Cominco Ltd. Class B (sub. vtg.)	156,200	9,768,085
Titanium Metals Corp. (a)(d)	248,400	10,189,368
VSMPO-AVISMA Corp. warrants (UBS Warrant Programme) 10/28/06 (a)	5,900	1,299,770
Xstrata PLC	62,700	1,831,254
		39,841,968
Gold – 4.4%
Bema Gold Corp. (a)	591,600	2,447,318
Eldorado Gold Corp. (a)	1,036,400	4,442,431
Meridian Gold, Inc. (a)	236,300	5,969,115
Newmont Mining Corp.	481,600	25,486,272
		38,345,136
Precious Metals & Minerals – 1.9%
Apex Silver Mines Ltd. (a)(d)	434,800	10,048,228
Coeur d’Alene Mines Corp. (a)	175,819	974,037
Industrias Penoles SA de CV	423,700	2,702,242
Stillwater Mining Co. (a)	212,300	2,762,023
		16,486,530
Steel – 2.5%
Allegheny Technologies, Inc.	98,600	4,980,286
Carpenter Technology Corp.	10,500	877,695
Companhia Vale do Rio Doce sponsored ADR	1,800	83,574
Hitachi Metals Ltd.	27,000	285,412
Oregon Steel Mills, Inc. (a)	266,000	10,076,080
United States Steel Corp.	31,500	1,716,750
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	118,100	3,823,415
		21,843,212

TOTAL METALS & MINING		145,019,067

OIL, GAS & CONSUMABLE FUELS – 36.9%
Coal & Consumable Fuels – 5.2%
Arch Coal, Inc.	84,400	6,170,484
Cameco Corp.	213,000	7,920,829
China Shenhua Energy Co. Ltd.
(H Shares)	1,758,500	2,674,732
CONSOL Energy, Inc.	183,200	11,728,464
Peabody Energy Corp.	348,600	16,826,922
UrAsia Energy Ltd. (a)	176,200	437,340
USEC, Inc.	1,600	19,904
		45,778,675
Integrated Oil & Gas – 9.9%
Amerada Hess Corp.	68,800	9,515,728
BG Group PLC sponsored ADR	173,900	10,227,059
BP PLC sponsored ADR	1,064	70,671
Chevron Corp.	162,232	9,162,863
ConocoPhillips	381,464	23,254,045
ENI Spa sponsored ADR	500	28,635
Exxon Mobil Corp.	36,196	2,148,957

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

51

Natural Resources Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

OIL, GAS & CONSUMABLE FUELS – CONTINUED
Integrated Oil & Gas – continued
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	600	$ 62,126
OAO Gazprom sponsored ADR	60,783	5,166,555
Occidental Petroleum Corp.	198,300	18,152,382
OMV AG	91,935	5,704,457
Total SA sponsored ADR	31,278	3,945,094
		87,438,572
Oil & Gas Exploration & Production – 15.3%
Abraxas Petroleum Corp. (a)	136,700	777,823
Anadarko Petroleum Corp	900	89,244
Apache Corp.	800	53,536
Blackrock Ventures, Inc. (a)	118,500	1,245,337
Burlington Resources, Inc.	84,700	7,638,246
Cabot Oil & Gas Corp.	88,700	4,014,562
Callon Petroleum Co. (a)	52,000	919,360
Canadian Natural Resources Ltd.	261,900	14,312,697
Cano Petroleum, Inc. (a)	91,900	760,932
Chesapeake Energy Corp.	489,200	14,524,348
Comstock Resources, Inc. (a)	1,300	36,530
Denbury Resources, Inc. (a)	2,300	65,205
Devon Energy Corp.	800	46,904
EnCana Corp.	1,784	73,800
Energy Partners Ltd. (a)	91,100	2,094,389
EOG Resources, Inc.	1,300	87,620
EXCO Resources, Inc.	3,600	46,080
Forest Oil Corp. (a)	103,700	5,148,705
Gastar Exploration Ltd. (a)	294,600	1,278,333
Goodrich Petroleum Corp. (a)	4,300	103,974
Houston Exploration Co. (a)	105,800	6,119,472
Kerr-McGee Corp.	1,200	117,240
Newfield Exploration Co. (a)	1,800	69,570
Nexen, Inc.	81,800	4,278,094
Norsk Hydro ASA sponsored ADR	18,900	2,206,575
Penn West Energy Trust	63,200	2,176,663
Pioneer Natural Resources Co.	1,600	67,344
Plains Exploration & Production Co. (a)	223,300	9,099,475
Pogo Producing Co.	1,300	64,818
Quicksilver Resources, Inc. (a)	139,050	5,050,296
Range Resources Corp.	436,000	10,433,480
Sasol Ltd. sponsored ADR	17,600	605,440
Southwestern Energy Co. (a)	1,800	57,762
Talisman Energy, Inc.	239,900	12,607,868
Ultra Petroleum Corp. (a)	219,300	11,412,372
UTS Energy Corp. (a)	828,500	4,856,586
XTO Energy, Inc.	300,000	12,567,000
		135,107,680
Oil & Gas Refining & Marketing – 5.6%
ERG Spa	3,400	80,062
Frontier Oil Corp.	124,700	5,767,375
Holly Corp.	52,300	3,122,310

See accompanying notes which are an integral part of the financial statements.

Annual Report 52

	Shares	Value (Note 1)
Neste Oil Oyj	92,900	$ 2,845,067
Polski Koncern Naftowy Orlen SA	131,200	2,417,995
Sunoco, Inc.	124,000	9,188,400
Tesoro Corp.	47,000	2,839,270
Valero Energy Corp.	411,888	22,155,456
Western Refining, Inc.	5,800	94,192
World Fuel Services Corp.	9,300	281,790
		48,791,917
Oil & Gas Storage & Transport – 0.9%
El Paso Corp.	6,500	85,020
OMI Corp.	271,000	4,742,500
Overseas Shipholding Group, Inc.	62,800	3,175,796
Williams Companies, Inc.	3,900	84,123
		8,087,439

TOTAL OIL, GAS & CONSUMABLE FUELS		325,204,283

PAPER & FOREST PRODUCTS – 1.2%
Forest Products – 1.2%
Canfor Corp. (a)	341	4,052
Sino-Forest Corp. (a)	630,600	3,463,402
Weyerhaeuser Co.	100,100	6,835,829
		10,303,283

ROAD & RAIL – 0.4%
Railroads – 0.4%
Burlington Northern Santa Fe Corp.	42,000	3,302,880
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.2%
Semiconductors – 0.2%
Q-Cells AG	21,600	2,194,103
TRADING COMPANIES & DISTRIBUTORS – 0.3%
Trading Companies & Distributors – 0.3%
UAP Holding Corp.	116,562	2,536,389
TOTAL COMMON STOCKS
(Cost $727,462,621)		878,464,915

Money Market Funds — 4.8%

Fidelity Cash Central Fund, 4.57% (b)	12,127,765	12,127,765
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	30,046,380	30,046,380
TOTAL MONEY MARKET FUNDS
(Cost $42,174,145)		42,174,145

TOTAL INVESTMENT PORTFOLIO - 104.5%
(Cost $769,636,766)		920,639,060

NET OTHER ASSETS – (4.5)%		(39,799,521)
NET ASSETS – 100%		$880,839,539

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

53

Natural Resources Portfolio Investments - continued

Legend

(a)	Non-income producing

(b)	Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 484,777
Fidelity Securities Lending Cash Central Fund	113,400
Total	$ 598,177

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	65.3%
Canada	11.8%
Cayman Islands	6.5%
Netherlands Antilles	3.3%
United Kingdom	2.0%
Netherlands	1.5%
Panama	1.0%
Others (individually less than 1%)	8.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 54

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $28,736,391) — See accompanying schedule:
Unaffiliated issuers (cost $727,462,621)	$878,464,915
Affiliated Central Funds (cost $42,174,145)	42,174,145
Total Investments (cost $769,636,766)		$920,639,060
Foreign currency held at value (cost $178,133)		178,133
Receivable for investments sold		10,765,674
Receivable for fund shares sold		4,545,404
Dividends receivable		955,020
Interest receivable		63,729
Prepaid expenses		1,675
Other affiliated receivables		7,244
Other receivables		91,142
Total assets		937,247,081

Liabilities
Payable for investments purchased	$16,255,481
Payable for fund shares redeemed	9,376,989
Accrued management fee	426,867
Other affiliated payables	241,001
Other payables and accrued expenses	60,824
Collateral on securities loaned, at value	30,046,380
Total liabilities		56,407,542

Net Assets		$880,839,539
Net Assets consist of:
Paid in capital		$704,663,758
Undistributed net investment income		367,985
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,800,425
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,007,371
Net Assets, for 34,051,917 shares outstanding		$880,839,539
Net Asset Value, offering price and redemption price per share ($880,839,539 ÷ 34,051,917 shares)		$25.87

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$5,498,461
Interest		2,124
Income from affiliated Central Funds (including $113,400 from security lending)		598,177
Total income		6,098,762

Expenses
Management fee	$3,091,282
Transfer agent fees	1,737,744
Accounting and security lending fees
	257,635
Independent trustees’ compensation	2,051
Custodian fees and expenses	89,263
Registration fees	115,518
Audit	35,992
Legal	2,205
Interest	980
Miscellaneous	3,087
Total expenses before reductions	5,335,757
Expense reductions	(343,758)	4,991,999

Net investment income (loss)		1,106,763

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Natural Resources Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,592,493
Foreign currency transactions	(72,340)
Total net realized gain (loss)		43,520,153
Change in net unrealized appreciation (depreciation) on:
Investment securities	95,730,566
Assets and liabilities in foreign currencies	1,345
Total change in net unrealized appreciation (depreciation)		95,731,911
Net gain (loss)		139,252,064
Net increase (decrease) in net assets resulting from operations		$140,358,827

See accompanying notes which are an integral part of the financial statements.

Annual Report 56

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$	1,106,763	$	779,445
Net realized gain (loss)				43,520,153		9,784,555
Change in net unrealized appreciation (depreciation)				95,731,911		45,867,954
Net increase (decrease) in net assets resulting from operations				140,358,827		56,431,954
Distributions to shareholders from net investment income				(980,210)		(635,882)
Distributions to shareholders from net realized gain				(22,978,849)		(2,792,186)
Total distributions				(23,959,059)		(3,428,068)
Share transactions
Proceeds from sales of shares				885,245,672		304,667,076
Reinvestment of distributions				23,245,108		3,297,926
Cost of shares redeemed				(453,189,533)		(129,149,815)
Net increase (decrease) in net assets resulting from share transactions				455,301,247		178,815,187
Redemption fees				443,375		98,410
Total increase (decrease) in net assets				572,144,390		231,917,483

Net Assets
Beginning of period				308,695,149		76,777,666
End of period (including undistributed net investment income of $367,985 and undistributed net investment income of
$265,156, respectively)				$880,839,539		$308,695,149

Other Information
Shares
Sold				37,984,838		18,022,560
Issued in reinvestment of distributions				995,604		195,626
Redeemed				(20,310,503)		(7,987,419)
Net increase (decrease)				18,669,939		10,230,767

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$20.07	$14.90	$11.04	$12.78		$14.11
Income from Investment Operations
Net investment income (loss)C	05	.09	.03	—F		.05
Net realized and unrealized gain (loss)	6.72	5.42	3.82	(1.73)		(.98)
Total from investment operations	6.77	5.51	3.85	(1.73)		(.93)
Distributions from net investment income	(.04)	(.07)	—	(.02)		(.01)
Distributions from net realized gain	(.95)	(.28)	—	—		(.40)
Total distributions	(.99)	(.35)	—	(.02)		(.41)
Redemption fees added to paid in capitalC	02	.01	.01	.01		.01
Net asset value, end of period	$25.87	$20.07	$14.90	$11.04		$12.78
Total ReturnA,B	34.50%	37.51%	34.96%	(13.48)%		(6.73)%
Ratios to Average Net AssetsD
Expenses before reductions	99%	1.04%	1.59%	1.75%		1.61%
Expenses net of fee waivers, if any	99%	1.04%	1.59%	1.75%		1.61%
Expenses net of all reductions	93%	1.00%	1.59%	1.72%		1.56%
Net investment income (loss)	21%	.55%	.24%	.01%		.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 880,840	$ 308,695	$76,778	$27,198		$ 27,962
Portfolio turnover rate	119%	101%	32%	70%		115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

57 Annual Report

Paper and Forest Products Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Paper and Forest Products	--2.77%	4.44%	6.06%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report 58

Paper and Forest Products Portfolio

Management’s Discussion of Fund Performance

Comments from Anmol Mehra, who managed Fidelity® Select Paper and Forest Products Portfolio during the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned -2.77%, trailing the S&P 500 and also the 23.71% gain of the energy-heavy Goldman Sachs® Natural Resources Index. A very weak first half resulted in disappointing results for the period overall. The fund suffered mainly because of its focus on the paper packaging, paper products and forest products segments, which were some of the weakest groups in the Goldman Sachs index. The fund’s largest holding at period end also was its biggest detractor — Smurfit-Stone Container, a containerboard manufacturer. High energy costs and other expenses curbed the company’s earnings growth, leading to a double-digit loss in its stock price. Packaging Corp. of America, a competitor of Smurfit-Stone, encountered similar difficulties, although a relatively strong balance sheet limited the stock’s decline. Newsprint maker Bowater also wrestled with high fuel costs while suffering from electronic substitution due to the Internet. Paper and forest products giant International Paper was another big detractor, and I reduced the position considerably. On the positive side, forest products company Georgia-Pacific was a strong contributor, as it received a private buyout offer at approximately a 40% premium to where the stock had been trading. Rayonier, a real estate investment trust with a focus on timberland management and development, as well as the sale of wood products, benefited from investors’ strong interest in real estate plays.

Note to shareholders: Christopher Bartel and Justin Bennett were named Co-managers of the fund on March 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

59 59 Annual Report

Paper and Forest Products Portfolio

Investment Changes

Top Ten Stocks as of February 28, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Smurfit-Stone Container Corp.	8.5	10.1
Weyerhaeuser Co.	6.6	5.6
Packaging Corp. of America	6.4	5.7
Louisiana-Pacific Corp.	5.6	2.5
Rayonier, Inc.	5.5	3.1
Temple-Inland, Inc.	5.4	5.4
Bemis Co., Inc.	5.0	2.5
Plum Creek Timber Co., Inc.	4.6	3.2
Sealed Air Corp.	4.5	4.1
Sonoco Products Co.	4.1	3.2
	56.2

Annual Report

60

Paper and Forest Products Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 97.1%
	Shares	Value (Note 1)

BUILDING PRODUCTS – 0.5%
Building Products – 0.5%
Trex Co., Inc. (a)(d)	5,700	$ 148,143
CONTAINERS & PACKAGING – 36.6%
Metal & Glass Containers – 2.5%
Ball Corp.	3,400	144,840
Owens-Illinois, Inc. (a)	14,800	277,352
Silgan Holdings, Inc.	7,700	303,534
		725,726
Paper Packaging – 34.1%
Bemis Co., Inc.	47,300	1,418,054
Caraustar Industries, Inc. (a)	6,600	67,122
Nine Dragons Paper (Holdings) Ltd.	12,000	5,259
Packaging Corp. of America	79,800	1,820,238
Sealed Air Corp.	22,400	1,274,112
Smurfit-Stone Container Corp. (a)	186,270	2,443,862
Sonoco Products Co.	36,300	1,187,736
Temple-Inland, Inc.	36,500	1,557,455
		9,773,838

TOTAL CONTAINERS & PACKAGING		10,499,564

HOUSEHOLD PRODUCTS – 5.1%
Household Products – 5.1%
Kimberly-Clark Corp.	19,800	1,171,764
Procter & Gamble Co.	4,700	281,671
		1,453,435

LEISURE EQUIPMENT & PRODUCTS – 1.7%
Leisure Products – 1.7%
MarineMax, Inc. (a)	15,500	478,330
PAPER & FOREST PRODUCTS – 36.6%
Forest Products – 19.4%
Canfor Corp. (a)	97,100	1,153,765
Louisiana-Pacific Corp.	56,000	1,592,080
West Fraser Timber Co. Ltd.	25,200	931,567
Weyerhaeuser Co.	27,900	1,905,291
		5,582,703
Paper Products – 17.2%
Abitibi-Consolidated, Inc.	91,700	319,616
Aracruz Celulose SA (PN-B)
sponsored ADR	6,200	304,730
Bowater, Inc.	21,300	554,226
Buckeye Technologies, Inc. (a)	24,300	214,083
Cascades, Inc.	44,300	411,359
Domtar, Inc. (a)	92,800	502,328
International Paper Co.	26,700	874,959
Lee & Man Paper Manufacturing Ltd.	54,000	73,783

	Shares	Value (Note 1)
MeadWestvaco Corp.	38,800	$ 1,079,416

61

See accompanying notes which are an integral part of the financial statements.

61 Annual Report

Paper and Forest Products Portfolio
Investments - continued

P.H. Glatfelter Co.	14,400	236,736
Wausau-Mosinee Paper Corp.	27,600	358,800
		4,930,036

TOTAL PAPER & FOREST PRODUCTS		10,512,739

REAL ESTATE – 15.2%
Real Estate Investment Trusts – 15.2%
Longview Fibre Co.	30,200	568,364
Plum Creek Timber Co., Inc.	35,600	1,322,540
Potlatch Corp.	24,500	892,780
Rayonier, Inc.	36,687	1,581,210
		4,364,894

TEXTILES, APPAREL & LUXURY GOODS – 0.3%
Textiles – 0.3%
Xerium Technologies, Inc.	9,300	86,025
TRADING COMPANIES & DISTRIBUTORS – 1.1%
Trading Companies & Distributors – 1.1%
BlueLinx Corp.	20,800	330,304
TOTAL COMMON STOCKS
(Cost $29,600,484)		27,873,434

Money Market Funds — 3.7%

Fidelity Cash Central Fund, 4.57% (b)	837,533	837,533
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	229,500	229,500
TOTAL MONEY MARKET FUNDS
(Cost $1,067,033)		1,067,033

TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $30,667,517)		28,940,467

NET OTHER ASSETS – (0.8)%		(224,505)
NET ASSETS – 100%		$28,715,962

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 62

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,899
Fidelity Securities Lending Cash Central Fund	3,915
Total	$ 39,814
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	87.1%
Canada	11.5%
Brazil	1.1%
Others (individually less than 1%)	0.3%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $4,421,794 of which $1,564,044 and $2,857,750 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

63 Annual Report

63

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $148,143) — See accompanying schedule:
Unaffiliated issuers (cost $29,600,484)	$27,873,434
Affiliated Central Funds (cost $1,067,033)	1,067,033
Total Investments (cost $30,667,517)		$28,940,467
Receivable for investments sold		77,859
Receivable for fund shares sold		33,410
Dividends receivable		482,336
Interest receivable		1,135
Prepaid expenses		82
Other receivables		3,057
Total assets		29,538,346

Liabilities
Payable to custodian bank	$77,859
Payable for investments purchased	169,616
Payable for fund shares redeemed	287,589
Accrued management fee	14,875
Other affiliated payables	11,105
Other payables and accrued expenses	31,840
Collateral on securities loaned, at value	229,500
Total liabilities		822,384

Net Assets		$28,715,962
Net Assets consist of:
Paid in capital		$35,118,310
Undistributed net investment income		448,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,123,231)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,727,935)
Net Assets, for 937,589 shares outstanding		$28,715,962

Net Asset Value, offering price and redemption price per share ($28,715,962 ÷ 937,589 shares)		$30.63

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$489,605
Special dividends		416,625
Interest		128
Income from affiliated Central Funds (including $3,915 from security lending)		39,814
Total income		946,172

Expenses
Management fee	$163,512
Transfer agent fees	111,449
Accounting and security lending fees
	14,383
Independent trustees’ compensation	119
Custodian fees and expenses	23,762
Registration fees	25,973
Audit	33,714
Legal	138
Miscellaneous	264
Total expenses before reductions	373,314
Expense reductions	(27,387)	345,927

Net investment income (loss)		600,245

See accompanying notes which are an integral part of the financial statements.

Annual Report 64

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,362,197
Foreign currency transactions	(4,372)
Total net realized gain (loss)		1,357,825
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,961,553)
Assets and liabilities in foreign currencies	(1,055)
Total change in net unrealized appreciation (depreciation)		(1,962,608)
Net gain (loss)		(604,783)
Net increase (decrease) in net assets resulting from operations		$ (4,538)

See accompanying notes which are an integral part of the financial statements.

65 Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended			Year ended
			February 28,			February 28,
			2006			2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$600,245	$	115,825
Net realized gain (loss)				1,357,825		1,462,172
Change in net unrealized appreciation (depreciation)				(1,962,608)		(1,792,373)
Net increase (decrease) in net assets resulting from operations				(4,538)		(214,376)
Distributions to shareholders from net investment income				(163,629)		(95,718)
Share transactions
Proceeds from sales of shares				68,917,639		26,886,142
Reinvestment of distributions				148,392		91,507
Cost of shares redeemed			(67,907,502)			(27,831,332)
Net increase (decrease) in net assets resulting from share transactions				1,158,529		(853,683)
Redemption fees				40,871		30,169
Total increase (decrease) in net assets				1,031,233		(1,133,608)

Net Assets
Beginning of period				27,684,729		28,818,337
End of period (including undistributed net investment income of $448,818 and undistributed net investment income
of $16,344, respectively)				$28,715,962		$27,684,729

Other Information
Shares
Sold				2,357,344		855,530
Issued in reinvestment of distributions				4,956		2,810
Redeemed				(2,299,721)		(894,069)
Net increase (decrease)				62,579		(35,729)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$31.64	$31.64	$24.07	$28.78		$25.00
Income from Investment Operations
Net investment income (loss)C	61D	.14	(.05)	(.02)		.11
Net realized and unrealized gain (loss)	(1.53)	(.06)	7.59	(4.74)		3.71
Total from investment operations	(.92)	.08	7.54	(4.76)		3.82
Distributions from net investment income	(.13)	(.12)	—	—		(.16)
Redemption fees added to paid in capitalC	04	.04	.03	.05		.12
Net asset value, end of period	$30.63	$31.64	$31.64	$24.07		$28.78
Total ReturnA,B	(2.77)%	.37%	31.45%	(16.37)%		15.82%
Ratios to Average Net AssetsE
Expenses before reductions	1.31%	1.33%	2.01%	1.81%		1.82%
Expenses net of fee waivers, if any	1.25%	1.32%	2.01%	1.81%		1.82%
Expenses net of all reductions	1.21%	1.30%	1.94%	1.73%		1.69%
Net investment income (loss)	2.10%D	.45%	(.20)%	(.07)%		.42%
Supplemental Data
Net assets, end of period (000 omitted)	$28,716	$27,685	$28,818	$21,308		$26,076
Portfolio turnover rate	207%	65%	188%	201%		247%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.42 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..64%.  E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 66

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Energy Portfolio, Energy Service Portfolio, Gold Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, and Paper and Forest Products Portfolio (the funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

67 Annual Report

Notes to Financial Statements - continued 1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Energy Portfolio	$ 2,168,130,257	$541,261,915	$(50,145,465)	$491,116,450
Energy Service Portfolio	1,262,659,742	542,044,465	(46,296,400)	495,748,065
Gold Portfolio	1,179,837,318	208,408,742	(46,628,351)	161,780,391
Natural Gas Portfolio	1,359,120,978	261,050,397	(24,771,886)	236,278,511
Natural Resources Portfolio	774,375,151	162,069,213	(15,805,304)	146,263,909
Paper and Forest Products Portfolio	31,369,837	579,146	(3,008,516)	(2,429,370)

			Undistributed
		Undistributed	Long-term	Capital Loss
		Ordinary Income	Capital Gain	Carryforward
Energy Portfolio		$74,844,652	$47,302,374	$—
Energy Service Portfolio		2,609,814	37,349,357	—
Gold Portfolio		69,290,728	80,911,165	—*
Natural Gas Portfolio		13,405,322	28,765,328	—
Natural Resources Portfolio		11,373,426	13,057,079	—
Paper and Forest Products Portfolio		448,822	—	(4,421,794)

* The fund had a capital loss carryforward of $11,923,858 which was acquired in the merger with Select Precious Metals and Minerals and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

The tax character of distributions paid was as follows:

February 28, 2006
		Long-term
	Ordinary Income	Capital Gains	Total
Energy Portfolio	$ 43,006,359	$68,709,820	$ 111,716,179
Gold Portfolio	8,953,658	97,688,205	106,641,863
Natural Gas Portfolio	57,454,659	94,685,143	152,139,802
Natural Resources Portfolio	10,307,159	13,651,900	23,959,059
Paper and Forest Products Portfolio	163,629	—	163,629

February 28, 2005
		Long-term
	Ordinary Income	Capital Gains	Total
Energy Portfolio	$ 2,738,124	$4,765,904	$ 7,504,028
Natural Gas Portfolio	399,135	8,780,955	9,180,090
Natural Resources Portfolio	1,034,766	2,393,302	3,428,068
Paper and Forest Products Portfolio	95,718	—	95,718

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Annual Report

68

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Energy Portfolio	3,415,970,560	2,460,884,702
Energy Service Portfolio	1,260,796,447	709,259,231
Gold Portfolio	938,929,959	829,823,561
Natural Gas Portfolio	2,466,837,705	2,058,780,862
Natural Resources Portfolio	1,083,836,339	638,923,867
Paper and Forest Products Portfolio	58,824,376	57,109,720

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	30%	.27%	.57%
Energy Service Portfolio	30%	.27%	.57%
Gold Portfolio	30%	.27%	.58%
Natural Gas Portfolio	30%	.27%	.57%
Natural Resources Portfolio	30%	.27%	.58%
Paper and Forest Products Portfolio	30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Energy Portfolio	$ 4,146
Energy Service Portfolio	2,320
Gold Portfolio	7,423
Natural Gas Portfolio	1,750
Natural Resources Portfolio	278
Paper and Forest Products Portfolio	803

69 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	30%
Energy Service Portfolio	29%
Gold Portfolio	30%
Natural Gas Portfolio	31%
Natural Resources Portfolio	32%
Paper and Forest Products Portfolio	39%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Energy Portfolio	$ 28,103
Energy Service Portfolio	19,755
Gold Portfolio	12,195
Natural Gas Portfolio	29,333
Natural Resources Portfolio	7,853
Paper and Forest Products Portfolio	630

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 33,099
Energy Service Portfolio	7,795
Gold Portfolio	747
Natural Gas Portfolio	5,125
Natural Resources Portfolio	16,838
Paper and Forest Products Portfolio	11,037

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Borrower	Average Daily	Weighted Average
	or Lender	Loan Balance	Interest Rate	Interest Expense
Energy Portfolio	Borrower	$30,304,941	3.74%	$53,497
Energy Service Portfolio	Borrower	16,256,167	4.04%	43,818
Natural Gas Portfolio	Borrower	13,816,512	4.03%	66,439
Natural Resources Portfolio	Borrower	9,235,000	3.82%	980

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

70

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
	Loan Balance	Interest Rate
Energy Service Portfolio	$ 10,622,000	4.04%
Natural Gas Portfolio	4,364,000	4.81%

8. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following funds were in reimbursement during the period:
		Reimbursement
	Expense Limitations	from adviser
Paper and Forest Products Portfolio	1.25%	$16,539

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
		Custody	Agent
	Brokerage Service	expense	expense
	Arrangements	reduction	reduction
Energy Portfolio	$ 1,035,147	$3,419	$12,109
Energy Service Portfolio	274,532	—	6,651
Gold Portfolio	1,260,588	5,102	8,178
Natural Gas Portfolio	959,267	—	10,175
Natural Resources Portfolio	334,778	—	8,980
Paper and Forest Products Portfolio	10,848	—	—

9. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

71 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Gold Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, and Paper and Forest Products Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Gold Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, and Paper and Forest Products Portfolio (funds of Fidelity Select Portfolios) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 13, 2006

Annual Report

72

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR
Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Re-
search & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Energy (2005-present), Energy Services (2005-present), Gold (2005-present), Natural Gas
(2005-present), Natural Resources (2005-present), and Paper and Forest Products (2005-present). He also serves as Senior Vice
President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004),
and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari-
ous financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston
Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

73 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Annual Report 74

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

75 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998
Secretary of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. He also serves as
Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR;
Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company
(2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of
Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity
Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Fross
also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Ms.
Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP
(PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest
Products. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before join-
ing Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr.
Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of
Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr.
Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk
Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc.
(2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company
(2005-present), Fidelity Investments Money Management, Inc. ( 2005-present), and Strategic Advisers, Inc. (2005-present). Pre-
viously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr.
Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr.
Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional
Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Annual Report 76

Name, Age; Principal Occupation

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Ms. Monas-
terio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity
Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton
Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Robins
also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining
Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice
(2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States
Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Byrnes
also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr.
Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset
Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Costello
also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Lydecker
also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr.
Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Ryan
also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr.
Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr.
Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present).
Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as
Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

77 Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy	4/10/06	4/7/06	$0.020	$2.350
Energy Service	4/10/06	4/7/06	$ —	$1.600
Gold	4/10/06	4/7/06	$0.020	$4.040
Natural Gas	4/10/06	4/7/06	$ —	$1.170
Natural Resources	4/10/06	4/7/06	$0.010	$0.670
Paper and Forest Products	4/10/06	4/7/06	$0.530	$—

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended, or, if subsequently determined to be different, the net capital gain of such year.

2006
Energy	$ 99,451,990
Energy Service	$ 37,349,357
Gold	$ 132,598,478
Natural Gas	$ 91,078,711
Natural Resources	$ 23,819,585
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Energy	April 2005	17%
	December 2005	28%
Gold	April 2005	8%
	December 2005	93%
Natural Gas	April 2005	5%
	December 2005	20%
Natural Resources	April 2005	16%
	December 2005	33%
Paper and Forest Products	April 2005	100%
	December 2005	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Energy	April 2005	37%
	December 2005	40%
Gold	April 2005	43%
	December 2005	100%
Natural Gas	April 2005	6%
	December 2005	31%
Natural Resources	April 2005	38%
	December 2005	49%
Paper and Forest Products	April 2005	100%
	December 2005	100%

Annual Report

78

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Gold	4/11/05	$0.062	$0.0002
	12/12/05	$0.021	$0.0007

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

79 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Select Energy Select Energy Service Select Gold Select Natural Gas Select Natural Resources Select Paper and Forest Products

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

Semiannual Report

80

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvest-
ment of dividends and capital gains, and the effects of any sales charges.
81 81 Annual Report

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Annual Report 82

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

SELNR-UANN-0406	Corporate Headquarters
1.813647.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Technology Sector

Business Services and Outsourcing
Computers
Developing Communications
Electronics
Networking and Infrastructure
Software and Computer Services
Technology

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Technology Sector
Business Services and Outsourcing	6
Computers	16
Developing Communications	25
Electronics	36
Networking and Infrastructure	47
Software and Computer Services	58
Technology	69
Notes to Financial Statements	82
Report of Independent Registered	88
Public Accounting Firm
Trustees and Officers	89
Distributions	94
Board Approval of Investment	95
Advisory Contracts and
Management Fees

* Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Business Services and Outsourcing Portfolio
Actual	$ 1,000.00	$ 1,132.60	$6.50
HypotheticalA	$ 1,000.00	$ 1,018.70	$6.16
Computers Portfolio
Actual	$ 1,000.00	$ 1,054.50	$5.25**
HypotheticalA	$ 1,000.00	$ 1,019.69	$5.16**
Developing Communications Portfolio
Actual	$ 1,000.00	$ 1,147.80	$5.54
HypotheticalA	$ 1,000.00	$ 1,019.64	$5.21
Electronics Portfolio
Actual	$ 1,000.00	$ 1,109.00	$4.86
HypotheticalA	$ 1,000.00	$ 1,020.18	$4.66
Networking and Infrastructure Portfolio
Actual	$ 1,000.00	$ 1,167.40	$6.13
HypotheticalA	$ 1,000.00	$ 1,019.14	$5.71
Software and Computer Services Portfolio
Actual	$ 1,000.00	$ 1,071.70	$4.83
HypotheticalA	$ 1,000.00	$ 1,020.13	$4.71
Technology Portfolio
Actual	$ 1,000.00	$ 1,069.70	$5.03**
HypotheticalA	$ 1,000.00	$ 1,019.93	$4.91**

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Business Services and Outsourcing Portfolio	1.23%
Computers Portfolio	1.03%**
Developing Communications Portfolio	1.04%
Electronics Portfolio	93%
Networking and Infrastructure Portfolio	1.14%
Software and Computer Services Portfolio	94%
Technology Portfolio	98%**

Annual Report

4

** If contractual expense reductions, effective January 1, 2006, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized
	Expense Ratio	Expenses Paid
Computers Portfolio	1.00%
Actual		$5.09
HypotheticalA		$5.01
Technology Portfolio	0.95%
Actual		$4.88
HypotheticalA		$4.76
A 5% return per year before expenses

55 Annual Report

Business Services and Outsourcing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Life of
	year	years	fundA
Select Business Services and Outsourcing	17.14%	4.98%	10.66%

A From February 4, 1998

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

6

Business Services and Outsourcing Portfolio

Management’s Discussion of Fund Performance

Comments from Nicola Stafford, who managed Fidelity® Select Business Services and Outsourcing Portfolio during the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

Fidelity Select Business Services and Outsourcing Portfolio was up 17.14% for the 12-month period ending February 28, 2006, solidly outperforming the S&P 500 and the 11.34% return for the Goldman Sachs® Technology Index. Overweighted positions in the information technology (IT) consulting group — especially in India-based companies — and in data processing and outsourced services companies made the biggest contributions to the fund’s performance relative to its sector index. Good stock selection in these areas also helped. An out-of-benchmark stake in asset management and custody banks further aided returns, as did not owning some major computer hardware and semiconductor companies in the index — including Dell and Intel, respectively — that underperformed. Among the fund’s top contributors were domestic IT consulting services firm Accenture, payroll outsourcing firm Ceridian and Affiliated Computer Services, a business process outsourcing company. In terms of disappointments, advertising and marketing company Omnicom and The BISYS Group, which provides outsourcing and back-office services to corporations, held back the fund’s overall returns. Elsewhere, the fund was hurt by weak stock picking in education services and advertising, as well as by a lack of exposure to strong performing groups in the index, namely communications equipment and computer storage/peripherals. Another drag on performance came from not owning some computer hardware and communications equipment companies — including benchmark components Hewlett-Packard and Corning, respectively — that fared particularly well.

Note to shareholders: James Morrow and Benjamin Hesse were named co-managers of the fund on March 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

77 Annual Report

Business Services and Outsourcing Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
First Data Corp.	8.5	5.2
Affiliated Computer Services, Inc.
Class A	8.3	7.3
Accenture Ltd. Class A	6.5	6.2
State Street Corp.	5.1	3.4
Automatic Data Processing, Inc.	4.7	1.1
Ceridian Corp.	4.0	4.2
Paychex, Inc.	3.7	5.6
Alliance Data Systems Corp.	3.3	3.0
Electronic Data Systems Corp.	2.8	0.0
Cognizant Technology Solutions
Corp. Class A	2.7	2.2
	49.6

Annual Report 8

Business Services and Outsourcing Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 97.8%
	Shares	Value (Note 1)

CAPITAL MARKETS – 6.2%
Asset Management & Custody Banks – 5.1%
State Street Corp.	32,200	$ 2,011,856
Investment Banking & Brokerage – 1.1%
TD Ameritrade Holding Corp.	18,800	409,088

TOTAL CAPITAL MARKETS		2,420,944

COMMERCIAL SERVICES & SUPPLIES – 8.9%
Commercial Printing – 0.7%
Banta Corp.	5,800	282,518
Diversified Commercial & Professional Services – 5.0%
ChoicePoint, Inc. (a)	2,100	93,240
Cintas Corp.	19,700	809,473
Dun & Bradstreet Corp. (a)	2,900	210,946
Equifax, Inc.	10,800	395,712
Exponent, Inc. (a)	5,700	181,260
First Advantage Corp. Class A (a)	5,400	128,628
Navigant Consulting, Inc. (a)	7,800	152,022
		1,971,281
Human Resource & Employment Services – 3.2%
Capita Group PLC	13,700	114,151
CDI Corp.	3,900	95,511
Kforce, Inc. (a)	10,400	125,944
Korn/Ferry International (a)	9,100	191,555
Robert Half International, Inc.	20,600	739,952
		1,267,113

TOTAL COMMERCIAL SERVICES & SUPPLIES		3,520,912

COMPUTERS & PERIPHERALS – 1.1%
Computer Hardware – 1.1%
Apple Computer, Inc. (a)	2,400	164,496
International Business Machines Corp.	3,400	272,816
		437,312
Computer Storage & Peripherals – 0.0%
Electronics for Imaging, Inc. (a)	100	2,682

TOTAL COMPUTERS & PERIPHERALS		439,994

DIVERSIFIED CONSUMER SERVICES – 2.3%
Education Services – 2.0%
Apollo Group, Inc. Class A (a)	16,146	797,289
Specialized Consumer Services – 0.3%
H&R Block, Inc.	600	13,380
Weight Watchers International, Inc. (a)	2,000	104,940
		118,320

TOTAL DIVERSIFIED CONSUMER SERVICES		915,609

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

9

Business Services and Outsourcing Portfolio
Investments - continued

	Shares	Value (Note 1)

DIVERSIFIED FINANCIAL SERVICES – 2.8%
Specialized Finance – 2.8%
Moody’s Corp.	14,900	$ 998,300
NETeller PLC (a)	8,300	109,487
		1,107,787

HEALTH CARE PROVIDERS & SERVICES – 6.6%
Health Care Services – 6.4%
DaVita, Inc. (a)	13,700	799,943
IMS Health, Inc.	28,678	691,140
Quest Diagnostics, Inc.	19,300	1,020,391
		2,511,474
Managed Health Care – 0.2%
Health Net, Inc. (a)	2,200	105,490

TOTAL HEALTH CARE PROVIDERS & SERVICES		2,616,964

INTERNET SOFTWARE & SERVICES – 0.5%
Internet Software & Services – 0.5%
Google, Inc. Class A (sub. vtg.) (a)	500	181,310
IT SERVICES – 59.8%
Data Processing & Outsourced Services – 44.7%
Affiliated Computer Services, Inc. Class A (a)	52,200	3,284,424
Alliance Data Systems Corp. (a)	30,500	1,319,430
Automatic Data Processing, Inc.	39,900	1,842,981
Ceridian Corp. (a)	61,400	1,587,804
Computer Sciences Corp. (a)	8,400	456,456
Convergys Corp. (a)	400	6,948
DST Systems, Inc. (a)(d)	4,900	275,527
eFunds Corp. (a)	4,900	132,692
Electronic Data Systems Corp.	41,700	1,113,390
Fidelity National Information Services, Inc.	25,100	995,215
First Data Corp.	73,800	3,330,594
Fiserv, Inc. (a)	8,700	361,050
Hewitt Associates, Inc. Class A (a)	6,600	178,134
Iron Mountain, Inc. (a)	10,700	467,590
MoneyGram International, Inc.	6,500	186,355
Paychex, Inc.	36,487	1,461,304
Sabre Holdings Corp. Class A	7,800	188,214
Syntel, Inc.	8,500	144,500
The BISYS Group, Inc. (a)	18,400	259,624
		17,592,232
IT Consulting & Other Services – 15.1%
Accenture Ltd. Class A	77,800	2,540,948
BearingPoint, Inc. (a)	18,000	160,380
CACI International, Inc. Class A (a)	3,200	192,864
Cognizant Technology Solutions Corp. Class A (a)	18,708	1,077,768
Forrester Research, Inc. (a)	7,500	169,575
HCL Infosystems Ltd.	13,609	54,083
HCL Technologies Ltd.	43,854	604,150

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Common Stocks – continued
	Shares	Value (Note 1)

IT SERVICES – CONTINUED
IT Consulting & Other Services – continued
Kanbay International, Inc. (a)	6,400	$ 108,672
NCI, Inc. Class A	4,400	61,424
Ness Technologies, Inc. (a)	18,600	208,692
Sapient Corp. (a)	34,100	255,750
Satyam Computer Services Ltd. sponsored ADR	100	4,115
SRA International, Inc. Class A (a)	8,200	283,064
Unisys Corp. (a)	35,200	235,136
		5,956,621

TOTAL IT SERVICES		23,548,853

MEDIA – 3.6%
Advertising – 3.6%
Interpublic Group of Companies, Inc. (a)	791	8,195
Lamar Advertising Co. Class A (a)	14,300	729,586
Omnicom Group, Inc.	8,300	662,506
		1,400,287

OFFICE ELECTRONICS – 1.2%
Office Electronics – 1.2%
Xerox Corp. (a)	32,800	488,720
SOFTWARE – 4.6%
Application Software – 3.8%
Amdocs Ltd. (a)	10,200	337,824
BEA Systems, Inc. (a)	12,700	145,669
Intuit, Inc. (a)	9,000	437,220
NAVTEQ Corp. (a)	7,700	356,587
Open Solutions, Inc. (a)	8,100	219,915
		1,497,215
Systems Software – 0.8%
Microsoft Corp.	11,900	320,110

TOTAL SOFTWARE		1,817,325

	Shares	Value (Note 1)

TEXTILES, APPAREL & LUXURY GOODS – 0.2%
Apparel, Accessories & Luxury Goods – 0.2%
Quiksilver, Inc. (a)	4,900	$ 71,050
TOTAL COMMON STOCKS
(Cost $30,317,846)		38,529,755

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

11

Business Services and Outsourcing Portfolio
Investments - continued

Money Market Funds — 3.2%
Fidelity Cash Central Fund, 4.57% (b)	1,200,116	1,200,116
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	64,350	64,350
TOTAL MONEY MARKET FUNDS
(Cost $1,264,466)		1,264,466
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $31,582,312)		39,794,221

NET OTHER ASSETS – (1.0)%		(402,216)
NET ASSETS – 100%		$39,392,005

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 29,030
Fidelity Securities Lending Cash Central Fund	7,084
Total	$ 36,114

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Business Services and Outsourcing Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $61,853) — See accompanying schedule:
Unaffiliated issuers (cost $30,317,846)	$38,529,755
Affiliated Central Funds (cost $1,264,466)	1,264,466
Total Investments (cost $31,582,312)		$39,794,221
Receivable for fund shares sold		206,334
Dividends receivable		14,714
Interest receivable		1,827
Prepaid expenses		135
Other affiliated receivables		8
Other receivables		2,242
Total assets		40,019,481

Liabilities
Payable for investments purchased	$414,009
Payable for fund shares redeemed	83,671
Accrued management fee	17,961
Other affiliated payables	12,592
Other payables and accrued expenses	34,893
Collateral on securities loaned, at value	64,350
Total liabilities		627,476

Net Assets		$39,392,005
Net Assets consist of:
Paid in capital		$29,313,557
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,873,413
Net unrealized appreciation (depreciation) on investments		8,205,035
Net Assets, for 2,259,396 shares outstanding		$39,392,005

Net Asset Value, offering price and redemption price per share ($39,392,005 ÷ 2,259,396 shares)		$17.43

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$206,253
Special dividends		116,385
Interest		70
Income from affiliated Central Funds
(including $7,084 from security lending)		36,114
Total income		358,822

Expenses
Management fee	$202,624
Transfer agent fees	139,946
Accounting and security lending fees
	18,275
Independent trustees’ compensation	153
Custodian fees and expenses	15,543
Registration fees	18,843
Audit	36,257
Legal	481
Miscellaneous	1,440
Total expenses before reductions	433,562
Expense reductions	(13,757)	419,805

Net investment income (loss)		(60,983)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Investment securities:
Unaffiliated issuers (net of foreign taxes of $65,541)	2,851,704
Foreign currency transactions	(3,295)
Total net realized gain (loss)		2,848,409
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred foreign taxes of $126,092)	3,037,586
Assets and liabilities in foreign currencies	(95)
Total change in net unrealized appreciation (depreciation)		3,037,491
Net gain (loss)		5,885,900
Net increase (decrease) in net assets resulting from operations		$5,824,917

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Statement of Changes in Net Assets
			Year ended			Year ended
			February 28,			February 28,
			2006			2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(60,983)	$	(255,059)
Net realized gain (loss)				2,848,409		4,175,588
Change in net unrealized appreciation (depreciation)				3,037,491		(461,461)
Net increase (decrease) in net assets resulting from operations				5,824,917		3,459,068
Distributions to shareholders from net realized gain				(1,570,115)		(565,955)
Share transactions
Proceeds from sales of shares				21,849,620		29,097,016
Reinvestment of distributions				1,513,925		550,054
Cost of shares redeemed			(25,398,907)			(30,455,132)
Net increase (decrease) in net assets resulting from share transactions				(2,035,362)		(808,062)
Redemption fees				7,908		11,865
Total increase (decrease) in net assets				2,227,348		2,096,916

Net Assets
Beginning of period				37,164,657		35,067,741
End of period				$39,392,005		$37,164,657

Other Information
Shares
Sold				1,348,274		1,958,566
Issued in reinvestment of distributions				98,617		34,357
Redeemed				(1,585,831)		(2,074,435)
Net increase (decrease)				(138,940)		(81,512)

Financial Highlights
Years ended February 28,	2006	2005	2004G	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$15.50	$14.14	$ 10.20	$15.21		$14.66
Income from Investment Operations
Net investment income (loss)C	(.03)D	(.10)E	(.15)	(.12)		(.11)
Net realized and unrealized gain (loss)	2.59	1.70	4.09	(4.90)		.81
Total from investment operations	2.56	1.60	3.94	(5.02)		.70
Distributions from net realized gain	(.63)	(.24)	—	—		(.19)
Redemption fees added to paid in capitalC	—H	—H	—H	.01		.04
Net asset value, end of period	$17.43	$15.50	$ 14.14	$10.20		$15.21
Total ReturnA,B	17.14%	11.26%	38.63%	(32.94)%		5.23%
Ratios to Average Net AssetsF
Expenses before reductions	1.22%	1.24%	1.64%	1.61%		1.42%
Expenses net of fee waivers, if any	1.22%	1.23%	1.64%	1.61%		1.42%
Expenses net of all reductions	1.18%	1.21%	1.63%	1.57%		1.39%
Net investment income (loss)	(.17)%D	(.66)%E	(1.17)%	(.97)%		(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$39,392	$37,165	$ 35,068	$27,888		$63,326
Portfolio turnover rate	73%	88%	54%	129%		159%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects special dividends which amounted to $.05 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.50)%. EInvestment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.81)%. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

15

Annual Report

Computers Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Computers	8.37%	--1.89%	8.32%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report 16

Computers Portfolio

Management’s Discussion of Fund Performance

Comments from James Morrow, who managed Fidelity® Select Computers Portfolio during the period covered by this report

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 8.37%, about even with the S&P 500 and trailing the 11.34% gain of the Goldman Sachs® Technology Index. Versus the sector index, performance was hampered by both an underweighting and unfavorable stock selection in the communications equipment area. My picks in the computer storage and peripherals group also hurt. Computer maker Dell was the fund’s largest detractor, as the stock was hampered by stiffer competition. Printer maker Lexmark International also struggled, its stock price falling after the company issued disappointing financial guidance in October 2005. Another stock that hurt performance was Canada-based Research In Motion, maker of the popular BlackBerry handheld messaging device. A long-running patent dispute slowed the company’s flow of new subscribers. I sold the stock by period end. Conversely, underweighting the relatively weak performing systems software group aided performance. The fund’s biggest contributor was major index component IBM because we had a relatively small stake for most of the period and the stock struggled. Near period end, though, I built IBM into a much larger position for valuation reasons. Another contributor was Apple Computer, which performed well primarily because of robust sales of its iPod digital music player.

Note to shareholders: Heather Lawrence was named manager of the fund on April 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

17 17 Annual Report

Computers Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Apple Computer, Inc.	9.7	7.2
Dell, Inc.	6.3	5.5
Intel Corp.	5.8	10.1
EMC Corp.	5.3	3.9
Cisco Systems, Inc.	5.0	5.4
International Business Machines
Corp.	4.9	0.0
Best Buy Co., Inc.	4.5	3.2
Samsung Electronics Co. Ltd.	4.5	3.6
Staples, Inc.	3.2	0.0
Google, Inc. Class A (sub. vtg.)	3.1	0.0
	52.3

Annual Report 18

Computers Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 99.7%
	Shares	Value (Note 1)

COMMUNICATIONS EQUIPMENT – 11.0%
Communications Equipment – 11.0%
Cisco Systems, Inc. (a)	1,300,000	$ 26,312,000
Comverse Technology, Inc. (a)	90,000	2,588,400
Corning, Inc. (a)	400,000	9,764,000
F5 Networks, Inc. (a)	90,000	6,103,800
ITF Optical Technologies, Inc. Series A (e)	31,365	0
Juniper Networks, Inc. (a)	750,032	13,793,088
		58,561,288

COMPUTERS & PERIPHERALS – 35.2%
Computer Hardware – 25.1%
Acer, Inc.	1,200,000	2,641,217
Apple Computer, Inc. (a)	750,000	51,405,001
Dell, Inc. (a)	1,150,000	33,350,000
International Business Machines Corp.	325,000	26,078,000
NCR Corp. (a)	250,000	10,022,500
Sun Microsystems, Inc. (a)	2,000,000	8,340,000
Toshiba Corp.	250,000	1,418,245
		133,254,963
Computer Storage & Peripherals – 10.1%
EMC Corp. (a)	2,000,000	28,040,000
Lexmark International, Inc. Class A (a)	50,000	2,354,500
Network Appliance, Inc. (a)	200,000	6,632,000
SanDisk Corp. (a)	190,000	11,464,600
Seagate Technology	200,000	5,314,000
		53,805,100

TOTAL COMPUTERS & PERIPHERALS		187,060,063

ELECTRONIC EQUIPMENT & INSTRUMENTS – 5.3%
Electronic Equipment & Instruments – 0.3%
AU Optronics Corp. sponsored ADR	99,956	1,590,300
Electronic Manufacturing Services – 1.8%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,500,035	9,446,238
Technology Distributors – 3.2%
Arrow Electronics, Inc. (a)	150,000	5,218,500
Avnet, Inc. (a)	100,000	2,513,000
Bell Microproducts, Inc. (a)	200,000	1,202,000
CDW Corp.	75,000	4,264,500
Ingram Micro, Inc. Class A (a)	200,000	3,956,000
		17,154,000

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		28,190,538

HOUSEHOLD DURABLES – 0.4%
Consumer Electronics – 0.4%
LG Electronics, Inc.	25,040	2,057,238

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

19

Computers Portfolio
Investments - continued

	Shares	Value (Note 1)

INTERNET & CATALOG RETAIL – 0.2%
Catalog Retail – 0.2%
Insight Enterprises, Inc. (a)	50,000	$ 1,076,500
INTERNET SOFTWARE & SERVICES – 3.1%
Internet Software & Services – 3.1%
Google, Inc. Class A (sub. vtg.) (a)	45,000	16,317,900
OFFICE ELECTRONICS – 2.2%
Office Electronics – 2.2%
Xerox Corp. (a)	800,000	11,920,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 31.8%
Semiconductor Equipment – 1.3%
MEMC Electronic Materials, Inc. (a)	200,000	6,698,000
Semiconductors – 30.5%
Altera Corp. (a)	475,000	9,519,000
Analog Devices, Inc.	424,970	16,208,356
Cypress Semiconductor Corp. (a)	150,000	2,664,000
Freescale Semiconductor, Inc. Class A (a)	250,000	6,722,500
Intel Corp.	1,500,000	30,900,000
Linear Technology Corp.	325,000	11,979,500
Marvell Technology Group Ltd. (a)	200,000	12,244,000
Maxim Integrated Products, Inc.	350,000	13,681,500
MediaTek, Inc.	100,000	1,025,611
National Semiconductor Corp.	500,000	14,025,000
O2Micro International Ltd. sponsored ADR (a)	150,000	1,890,000
PMC-Sierra, Inc. (a)	460,000	4,696,600
Samsung Electronics Co. Ltd.	34,033	23,862,248
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000,000	1,861,691
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	999,969	9,729,698
Volterra Semiconductor Corp. (a)	75,000	1,305,750
		162,315,454

TOTAL SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT		169,013,454

SOFTWARE – 0.9%
Application Software – 0.9%
NAVTEQ Corp. (a)	100,000	4,631,000
SPECIALTY RETAIL – 9.6%
Computer & Electronics Retail – 4.5%
Best Buy Co., Inc. (d)	450,000	24,237,000
Specialty Stores – 5.1%
Office Depot, Inc. (a)	275,000	9,812,000
Staples, Inc.	700,000	17,178,000
		26,990,000

TOTAL SPECIALTY RETAIL		51,227,000

TOTAL COMMON STOCKS
(Cost $507,765,854)		530,054,981

See accompanying notes which are an integral part of the financial statements. Annual Report 20

Money Market Funds — 3.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.57% (b)	10,671,782	$10,671,782
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	8,563,650	8,563,650
TOTAL MONEY MARKET FUNDS
(Cost $19,235,432)		19,235,432
TOTAL INVESTMENT PORTFOLIO - 103.3%
(Cost $527,001,286)		549,290,413

NET OTHER ASSETS – (3.3)%		(17,583,251)
NET ASSETS – 100%		$531,707,162

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$1,575,000

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund			Income earned
Fidelity Cash Central Fund			$251,020
Fidelity Securities Lending Cash Central Fund			14,125
Total			$265,145

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.3%
Taiwan	4.9%
Korea (South)	4.9%
Bermuda	2.3%
Cayman Islands	1.4%
Others (individually less than 1%)	0.2%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $801,330,392 of which $549,550,193 and $251,780,199 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

21

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $8,310,598) — See accompanying schedule:
Unaffiliated issuers (cost $507,765,854)	$530,054,981
Affiliated Central Funds (cost $19,235,432)	19,235,432
Total Investments (cost $527,001,286)		$549,290,413
Foreign currency held at value (cost $623)		627
Receivable for fund shares sold		155,684
Dividends receivable		391,142
Interest receivable		22,449
Prepaid expenses		2,460
Other affiliated receivables		34
Other receivables		45,412
Total assets		549,908,221

Liabilities
Payable for investments purchased	$7,585,754
Payable for fund shares redeemed	1,577,799
Accrued management fee	253,510
Other affiliated payables	184,462
Other payables and accrued expenses	35,884
Collateral on securities loaned, at value	8,563,650
Total liabilities		18,201,059

Net Assets		$531,707,162
Net Assets consist of:
Paid in capital	$1,313,386,290
Accumulated net investment loss		(884)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(803,973,104)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,294,860
Net Assets, for 14,161,179 shares outstanding		$531,707,162
Net Asset Value, offering price and redemption price per share ($531,707,162 ÷ 14,161,179 shares)		$37.55

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$2,421,152
Interest		1,532
Income from affiliated Central Funds (including $14,125 from security lending)		265,145
		2,687,829
Less foreign taxes withheld		(226,752)
Total income		2,461,077

Expenses
Management fee	$3,308,312
Transfer agent fees	2,295,013
Accounting and security lending fees
	278,743
Independent trustees’ compensation	2,565
Custodian fees and expenses	75,167
Registration fees	22,230
Audit	42,626
Legal	6,841
Interest	687
Miscellaneous	8,576
Total expenses before reductions	6,040,760
Expense reductions	(331,433)	5,709,327

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Net investment income (loss)		(3,248,250)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $52,746)	48,029,802
Foreign currency transactions	(169,312)
Total net realized gain (loss)		47,860,490
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred foreign taxes of $44,875)	(1,299,275)
Assets and liabilities in foreign currencies	(31,508)
Total change in net unrealized appreciation (depreciation)		(1,330,783)
Net gain (loss)		46,529,707
Net increase (decrease) in net assets resulting from operations		$43,281,457

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	February 28,	February 28,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,248,250)	$ (4,755,248)
Net realized gain (loss)	47,860,490	57,835,029
Change in net unrealized appreciation (depreciation)	(1,330,783)	(136,754,796)
Net increase (decrease) in net assets resulting from operations	43,281,457	(83,675,015)
Share transactions
Proceeds from sales of shares	56,362,094	97,044,809
Cost of shares redeemed	(235,793,382)	(345,369,255)
Net increase (decrease) in net assets resulting from share transactions	(179,431,288)	(248,324,446)
Redemption fees	55,832	92,882
Total increase (decrease) in net assets	(136,093,999)	(331,906,579)

Net Assets
Beginning of period	667,801,161	999,707,740
End of period (including accumulated net investment loss of $884 and accumulated net investment loss of $1,216,
respectively)	$ 531,707,162	$ 667,801,161

Other Information
Shares
Sold	1,603,028	2,922,849
Redeemed	(6,713,561)	(10,308,447)
Net increase (decrease)	(5,110,533)	(7,385,598)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$34.65	$37.50	$22.36	$32.73	$41.31
Income from Investment Operations
Net investment income (loss)C	(.20)	(.21)D	(.27)	(.25)	(.30)
Net realized and unrealized gain (loss)	3.10	(2.64)	15.40	(10.12)	(8.29)
Total from investment operations	2.90	(2.85)	15.13	(10.37)	(8.59)
Redemption fees added to paid in capitalC	—G	—G	.01	—G	.01
Net asset value, end of period	$37.55	$34.65	$37.50	$22.36	$32.73
Total ReturnA,B	8.37%	(7.60)%	67.71%	(31.68)%	(20.77)%
Ratios to Average Net AssetsE
Expenses before reductions	1.04%	1.05%	1.23%	1.40%	1.19%
Expenses net of fee waivers, if any	1.04%	1.05%	1.23%	1.40%	1.19%
Expenses net of all reductions	98%	.98%	1.16%	1.31%	1.13%
Net investment income (loss)	(.56)%	(.63)%D	(.85)%	(.96)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$531,707	$667,801	$999,708	$572,488	$966,235
Portfolio turnover rate	112%	100%	138%	106%	206%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Developing Communications Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Developing Communications	22.64%	--1.97%	8.49%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

25 Annual Report

Developing Communications Portfolio

Management’s Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Select Developing Communications Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment —home to the weak performing automobile and media industries —was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 —the first time that’s happened in six years —small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 22.64%, roughly doubling the 11.34% gain of the Goldman Sachs® Technology Index. It did even better compared with the S&P 500. Favorable stock picking in Internet software and services provided a significant boost to performance versus the sector benchmark, along with a sizable overweighting in the strong performing communications equipment group, where the fund normally has a much larger exposure than the Goldman Sachs index does. Most of the value added in Internet software and services came from Google, which offers paid-search services that were in high demand during the period. Not owning major index components Dell and IBM also aided performance, as they performed poorly. Meanwhile, wireline equipment providers CIENA and Corning were two beneficiaries of the recent push by telecom services companies to expand their fiber-optic networks. On the other hand, the fund’s performance was held back by weak stock selection in communications equipment, among other areas. Avaya — a purveyor of VoIP (Voice over Internet Protocol) infrastructure equipment — was the largest detractor. The company encountered difficulties in executing a sales reorganization and released disappointing earnings. Canada-based wireline equipment maker Nortel Networks also hampered fund performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

26

Developing Communications Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	9.9	4.9
QUALCOMM, Inc.	7.4	8.7
Nortel Networks Corp.	6.5	0.0
Corning, Inc.	5.5	6.1
Sprint Nextel Corp.	5.4	0.6
Comverse Technology, Inc.	4.6	1.5
Motorola, Inc.	4.6	3.1
Crown Castle International Corp.	3.4	1.0
Lucent Technologies, Inc.	3.3	0.0
F5 Networks, Inc.	3.1	2.0
	53.7

27 Annual Report

Developing Communications Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 100.1%
	Shares	Value (Note 1)

COMMERCIAL SERVICES & SUPPLIES – 0.5%
Diversified Commercial & Professional Services – 0.5%
Tele Atlas NV (a)	85,000	$ 2,481,535
COMMUNICATIONS EQUIPMENT – 59.0%
Communications Equipment – 59.0%
3Com Corp. (a)	410,900	1,910,685
ADC Telecommunications, Inc. (a)	155,200	3,929,664
Adtran, Inc.	7,200	198,144
Airspan Networks, Inc. (a)	97,500	599,625
Alcatel SA sponsored ADR (a)(d)	1,029,200	13,894,200
Alvarion Ltd. (a)	194,900	1,820,366
Andrew Corp. (a)	331,200	4,491,072
Arris Group, Inc. (a)	43,200	548,208
AudioCodes Ltd. (a)	491,990	5,648,045
Avanex Corp. (a)	681,300	967,446
Avaya, Inc. (a)	224,900	2,500,888
Bookham, Inc. (a)(d)	617,028	4,306,855
C-COR, Inc. (a)	33,600	238,560
Ceragon Networks Ltd. (a)	212,500	1,034,875
CIENA Corp. (a)	2,784,444	11,193,465
Cisco Systems, Inc. (a)	149,500	3,025,880
CommScope, Inc. (a)	34,100	818,059
Comtech Group, Inc. (a)	99,500	987,040
Comverse Technology, Inc. (a)	772,610	22,220,264
Corning, Inc. (a)	1,088,100	26,560,521
CSR PLC (a)	134,000	2,127,258
ECI Telecom Ltd. (a)	271,200	2,364,864
Extreme Networks, Inc. (a)	198,200	917,666
F5 Networks, Inc. (a)	220,300	14,940,746
Foundry Networks, Inc. (a)	141,400	1,985,256
Foxconn International Holdings Ltd.	80,000	138,697
InterDigital Communication Corp. (a)	2,800	72,100
Ixia (a)	195,700	2,360,142
JDS Uniphase Corp. (a)	2,976,600	9,048,864
Juniper Networks, Inc. (a)	696,859	12,815,237
Lucent Technologies, Inc. (a)	5,656,400	15,837,920
Motorola, Inc.	1,024,400	21,922,160
MRV Communications, Inc. (a)	365,183	1,069,986
NMS Communications Corp. (a)	496,202	1,766,479
Nortel Networks Corp. (a)	10,884,200	31,128,812
Orckit Communications Ltd. (a)	64,100	1,602,500
QUALCOMM, Inc.	748,600	35,341,406
RADWARE Ltd. (a)	107,800	2,148,454
Research In Motion Ltd. (a)	34,000	2,406,619
Riverstone Networks, Inc. (a)	1,129,500	598,635
Sonus Networks, Inc. (a)	1,030,496	4,997,906
Stratex Networks, Inc. (a)	97,500	501,150
Symmetricom, Inc. (a)	261,100	2,342,067
Tekelec (a)	499,400	6,696,954
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,848	63,017

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

	Shares	Value (Note 1)
Telson Electronics Co. Ltd. (a)	850,529	$0
Terayon Communication Systems, Inc. (a)	187,000	501,160
TomTom Group BV (d)	10,800	333,454
Tut Systems, Inc. (a)	109,700	329,100
		283,252,471

COMPUTERS & PERIPHERALS – 1.5%
Computer Hardware – 1.3%
Compal Electronics, Inc.	240,559	223,556
Concurrent Computer Corp. (a)	2,274,778	5,959,918
NEC Corp. sponsored ADR	700	4,326
		6,187,800
Computer Storage & Peripherals – 0.2%
SanDisk Corp. (a)	15,000	905,100

TOTAL COMPUTERS & PERIPHERALS		7,092,900

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.8%
Alternative Carriers – 0.4%
Level 3 Communications, Inc. (a)(d)	487,100	1,656,140
Integrated Telecommunication Services – 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	57,300	1,976,850

TOTAL DIVERSIFIED TELECOMMUNICATION
SERVICES		3,632,990

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.1%
Electronic Equipment & Instruments – 1.6%
Applied Films Corp. (a)	216,200	4,153,202
Chi Mei Optoelectronics Corp.	396,582	602,531
Dolby Laboratories, Inc. Class A	79,700	1,623,489
HannStar Display Corp.	2,368,000	438,677
Photon Dynamics, Inc. (a)	43,484	921,426
		7,739,325
Electronic Manufacturing Services – 0.5%
Molex, Inc.	25,700	818,031
Trimble Navigation Ltd. (a)	13,500	552,285
Xyratex Ltd. (a)	42,100	1,065,130
		2,435,446

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		10,174,771

HOUSEHOLD DURABLES – 0.6%
Consumer Electronics – 0.6%
Directed Electronics, Inc.	85,300	1,206,995
Garmin Ltd.	3,800	261,516
Thomson SA	70,900	1,218,777
		2,687,288

INTERNET SOFTWARE & SERVICES – 12.5%
Internet Software & Services – 12.5%
Google, Inc. Class A (sub. vtg.) (a)	131,307	47,614,546

29

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Developing Communications Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INTERNET SOFTWARE & SERVICES – CONTINUED
Internet Software & Services – continued
Openwave Systems, Inc. (a)	556,519	$ 11,046,902
VeriSign, Inc. (a)	59,300	1,403,038
		60,064,486

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.1%
Semiconductor Equipment – 1.2%
EMCORE Corp. (a)	200	1,550
MEMC Electronic Materials, Inc. (a)	170,700	5,716,743
		5,718,293
Semiconductors – 5.9%
Advanced Analogic Technologies, Inc.	69,000	823,860
AMIS Holdings, Inc. (a)	248,100	2,138,622
Applied Micro Circuits Corp. (a)	739,868	2,670,923
ARM Holdings PLC sponsored ADR	232,100	1,671,120
ATI Technologies, Inc. (a)	270,600	4,308,546
Exar Corp. (a)	6,701	83,427
Ikanos Communications, Inc.	1,700	37,400
Marvell Technology Group Ltd. (a)	22,600	1,383,572
Microtune, Inc. (a)	276,300	1,492,020
Mindspeed Technologies, Inc. (a)(d)	956,763	3,559,158
Netlogic Microsystems, Inc. (a)	48,700	1,721,545
O2Micro International Ltd. sponsored ADR (a)	366,400	4,616,640
Pericom Semiconductor Corp. (a)	48,700	438,787
PMC-Sierra, Inc. (a)	1,200	12,252
PowerDsine Ltd. (a)	142,300	1,139,823
Sigma Designs, Inc. (a)	8,312	122,186
SiRF Technology Holdings, Inc. (a)	7,600	284,468
Transmeta Corp. (a)	108,800	179,520
Vimicro International Corp. sponsored ADR	57,000	625,860
Volterra Semiconductor Corp. (a)	55,100	959,291
		28,269,020

TOTAL SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT		33,987,313

SOFTWARE – 2.8%
Application Software – 2.4%
Catapult Communications Corp. (a)	42,242	587,586
NAVTEQ Corp. (a)	63,200	2,926,792
Ulticom, Inc. (a)	709,578	7,933,082
		11,447,460
Home Entertainment Software – 0.2%
Ubisoft Entertainment SA (a)	23,600	918,561

	Shares	Value (Note 1)

Systems Software – 0.2%
Wind River Systems, Inc. (a)	73,000 $	1,129,310

TOTAL SOFTWARE		13,495,331

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

SPECIALTY RETAIL – 0.2%
Computer & Electronics Retail – 0.2%
Gamestop Corp. Class B (a)	32,400	1,182,924
WIRELESS TELECOMMUNICATION SERVICES – 13.0%
Wireless Telecommunication Services – 13.0%
American Tower Corp. Class A (a)	441,300	14,046,579
Crown Castle International Corp. (a)	523,100	16,399,185
MTN Group Ltd.	154,700	1,504,254
NII Holdings, Inc. (a)	29,800	1,526,356
Sprint Nextel Corp.	1,070,400	25,721,712
Syniverse Holdings, Inc.	101,700	1,454,310
Vimpel Communications sponsored ADR (a)	29,200	1,284,800
WiderThan Co. Ltd. ADR	25,600	371,200
		62,308,396

TOTAL COMMON STOCKS
(Cost $473,638,512)		480,360,405

Money Market Funds — 5.0%

Fidelity Cash Central Fund, 4.57% (b)	2,066,333	2,066,333
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	22,148,590	22,148,590
TOTAL MONEY MARKET FUNDS
(Cost $24,214,923)		24,214,923

TOTAL INVESTMENT PORTFOLIO - 105.1%
(Cost $497,853,435)		504,575,328

NET OTHER ASSETS – (5.1)%		(24,448,518)
NET ASSETS – 100%		$480,126,810

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

31

Developing Communications Portfolio
Investments - continued

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 185,800
Fidelity Securities Lending Cash Central Fund	270,292
Total	$ 456,092

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	80.8%
Canada	7.9%
France	3.4%
Israel	3.3%
Cayman Islands	1.2%
Others (individually less than 1%)	3.4%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $1,232,103,818 of which $876,655,867 and $355,447,951 will expire on February 28, 2010 and 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2007 approximately $7,544,000 of losses recognized during the period November 1, 2005 to February 28, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Developing Communications Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $21,506,330) — See accompanying schedule:
Unaffiliated issuers (cost $473,638,512)	$480,360,405
Affiliated Central Funds (cost $24,214,923)	24,214,923
Total Investments (cost $497,853,435)		$504,575,328
Foreign currency held at value (cost $22)		22
Receivable for investments sold		1,032,831
Receivable for fund shares sold		1,541,747
Dividends receivable		67,374
Interest receivable		7,275
Prepaid expenses		1,913
Other affiliated receivables		401
Other receivables		85,575
Total assets		507,312,466

Liabilities
Payable for investments purchased	$3,148,623
Payable for fund shares redeemed	1,466,910
Accrued management fee	228,424
Other affiliated payables	164,794
Other payables and accrued expenses	28,315
Collateral on securities loaned, at value	22,148,590
Total liabilities		27,185,656

Net Assets		$480,126,810
Net Assets consist of:
Paid in capital	$1,717,245,273
Accumulated net investment loss		(789)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(1,243,839,567)
Net unrealized appreciation (depreciation) on investments		6,721,893
Net Assets, for 22,154,148 shares outstanding		$480,126,810
Net Asset Value, offering price and redemption price per share ($480,126,810 ÷ 22,154,148 shares)		$21.67

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$1,906,285
Interest		5,299
Income from affiliated Central Funds (including $270,292 from security lending)		456,092
		2,367,676
Less foreign taxes withheld		(246,539)
Total income		2,121,137

Expenses
Management fee	$2,643,641
Transfer agent fees	1,927,427
Accounting and security lending fees
	236,716
Independent trustees’ compensation	2,024
Custodian fees and expenses	31,807
Registration fees	28,724
Audit	37,005
Legal	5,832
Interest	1,227
Miscellaneous	6,442
Total expenses before reductions	4,920,845
Expense reductions	(551,818)	4,369,027
See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Developing Communications Portfolio
Financial Statements - continued

Net investment income (loss)		(2,247,890)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,087,951
Foreign currency transactions	(7,814)
Total net realized gain (loss)		28,080,137
Change in net unrealized appreciation (depreciation) on:
Investment securities	65,842,662
Assets and liabilities in foreign currencies	(5,275)
Total change in net unrealized appreciation (depreciation)		65,837,387
Net gain (loss)		93,917,524
Net increase (decrease) in net assets resulting from operations		$91,669,634

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(2,247,890)	$(4,330,345)
Net realized gain (loss)				28,080,137	101,737,018
Change in net unrealized appreciation (depreciation)				65,837,387	(229,054,454)
Net increase (decrease) in net assets resulting from operations				91,669,634	(131,647,781)
Share transactions
Proceeds from sales of shares				135,493,900	377,401,809
Cost of shares redeemed				(258,336,137)	(675,034,861)
Net increase (decrease) in net assets resulting from share transactions				(122,842,237)	(297,633,052)
Redemption fees				89,299	429,952
Total increase (decrease) in net assets				(31,083,304)	(428,850,881)

Net Assets
Beginning of period				511,210,114	940,060,995
End of period (including accumulated net investment loss of $789 and accumulated net investment loss of $1,083,
respectively)				$480,126,810	$511,210,114

Other Information
Shares
Sold				6,969,732	20,731,445
Redeemed				(13,742,323)	(38,219,713)
Net increase (decrease)				(6,772,591)	(17,488,268)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.67	$ 20.25	$10.03	$14.98	$23.94
Income from Investment Operations
Net investment income (loss)C	(.09)	(.11)	(.13)	(.10)	(.11)
Net realized and unrealized gain (loss)	4.09	(2.48)	10.34	(4.85)	(8.85)
Total from investment operations	4.00	(2.59)	10.21	(4.95)	(8.96)
Redemption fees added to paid in capitalC	—F	.01	.01	—F	—F
Net asset value, end of period	$ 21.67	$ 17.67	$20.25	$10.03	$14.98
Total ReturnA,B	22.64%	(12.74)%	101.89%	(33.04)%	(37.43)%
Ratios to Average Net AssetsD
Expenses before reductions	1.06%	1.07%	1.37%	1.76%	1.31%
Expenses net of fee waivers, if any	1.06%	1.07%	1.37%	1.76%	1.31%
Expenses net of all reductions	94%	.89%	1.23%	1.58%	1.22%
Net investment income (loss)	(.48)%	(.64)%	(.87)%	(.93)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,127	$ 511,210	$ 940,061	$ 319,521	$ 592,703
Portfolio turnover rate	167%	226%	205%	111%	198%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

35

Annual Report

Electronics Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Electronics	19.70%	--0.69%	11.83%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

36

Electronics Portfolio

Management’s Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Select Electronics Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund posted a return of 19.70%, which compared favorably with the performance of the S&P 500 and the 11.34% gain of the Goldman Sachs® Technology Index. Favorable stock selection in semiconductor stocks — which comprised roughly 60% of the fund’s net assets on average — provided the biggest boost to performance versus the sector index. The top contributor was National Semiconductor, a restructuring story in which the fund had a heavily overweighted position. Other semiconductor positions that were beneficial to performance included Marvell Technology Group, Korea-based Samsung Electronics and Texas Instruments. Tight inventories and strong demand for chips used in wireless handsets, flat-panel displays, high-definition television sets and other applications pushed these stocks higher. I sold Texas Instruments by period end. Conversely, a relatively modest stake in the strong performing communications equipment industry hurt performance. Not owning computer hardware maker Hewlett-Packard — a large index component — had the biggest negative impact versus the sector index. Under recently appointed CEO Mark Hurd, the company made strides in cutting costs and streamlining its operations, which boosted its stock. Maxim Integrated Products was one of the fund’s chip holdings that disappointed me, despite an improving earnings trend.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

37 37 Annual Report

Electronics Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Intel Corp.	6.9	10.2
Linear Technology Corp.	6.0	4.2
National Semiconductor Corp.	5.9	7.8
Analog Devices, Inc.	5.6	7.4
Maxim Integrated Products, Inc.	5.5	6.8
Marvell Technology Group Ltd.	4.8	2.5
Altera Corp.	4.5	2.4
Hon Hai Precision Industry Co.
Ltd. (Foxconn)	4.4	3.4
Samsung Electronics Co. Ltd.	3.7	2.2
KLA-Tencor Corp.	3.1	2.4
	50.4

Annual Report 38

Electronics Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 98.3%
	Shares	Value (Note 1)

BUILDING PRODUCTS – 0.3%
Building Products – 0.3%
Asahi Glass Co. Ltd.	700,000	$ 9,838,279
CHEMICALS – 1.4%
Specialty Chemicals – 1.4%
Nitto Denko Corp.	200,000	17,138,198
Tokuyama Corp.	1,505,000	22,382,980
		39,521,178

COMMUNICATIONS EQUIPMENT – 2.5%
Communications Equipment – 2.5%
CSR PLC (a)	1,500,000	23,812,586
Motorola, Inc.	2,250,000	48,150,000
		71,962,586

COMPUTERS & PERIPHERALS – 3.8%
Computer Hardware – 2.2%
Acer, Inc.	5,000,000	11,005,069
Apple Computer, Inc. (a)	250,000	17,135,000
Dell, Inc. (a)	1,000,000	29,000,000
Quanta Computer, Inc.	4,000,000	6,071,130
		63,211,199
Computer Storage & Peripherals – 1.6%
Ichia Technologies, Inc.	5,000,000	3,874,701
Phison Electronics Corp.	700,000	3,209,812
QLogic Corp. (a)	300,000	12,342,000
SanDisk Corp. (a)	75,000	4,525,500
Seagate Technology	600,000	15,942,000
TPV Technology Ltd.	4,000,000	4,408,409
		44,302,422

TOTAL COMPUTERS & PERIPHERALS		107,513,621

ELECTRICAL EQUIPMENT – 2.7%
Electrical Components & Equipment – 2.7%
Evergreen Solar, Inc. (a)	2,000,000	31,180,000
Motech Industries, Inc.	1,500,000	33,336,189
Suntech Power Holdings Co. Ltd. sponsored ADR	310,400	11,658,624
		76,174,813

ELECTRONIC EQUIPMENT & INSTRUMENTS – 13.2%
Electronic Equipment & Instruments – 3.9%
Agilent Technologies, Inc. (a)	300,000	10,800,000
Amphenol Corp. Class A	600,000	30,138,000
AU Optronics Corp. sponsored ADR	1,800,000	28,638,000
Cogent, Inc. (a)	500,000	11,630,000
Cognex Corp.	300,000	8,253,000
Ibiden Co. Ltd.	125,000	5,877,414
Kyocera Corp. sponsored ADR	55,000	4,877,950
Vishay Intertechnology, Inc. (a)	700,000	10,164,000
		110,378,364

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

39

Electronics Portfolio
Investments - continued

	Shares	Value (Note 1)
Electronic Manufacturing Services – 5.3%
Flextronics International Ltd. (a)	2,300,000	$ 24,817,000
Hon Hai Precision Industry Co. Ltd. (Foxconn)	20,000,000	125,946,903
		150,763,903
Technology Distributors – 4.0%
Arrow Electronics, Inc. (a)	1,800,000	62,622,000
Avnet, Inc. (a)	1,500,014	37,695,352
Wolfson Microelectronics PLC (a)	2,000,000	12,682,504
		112,999,856

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		374,142,123

HOUSEHOLD DURABLES – 1.3%
Consumer Electronics – 1.3%
Koninklijke Philips Electronics NV (NY Shares)	500,000	16,260,000
LG Electronics, Inc.	100,000	8,215,808
Sharp Corp.	750,000	13,224,181
		37,699,989

INTERNET & CATALOG RETAIL – 0.1%
Catalog Retail – 0.1%
Insight Enterprises, Inc. (a)	200,000	4,306,000
INTERNET SOFTWARE & SERVICES – 0.3%
Internet Software & Services – 0.3%
Google, Inc. Class A (sub. vtg.) (a)	25,000	9,065,500
OFFICE ELECTRONICS – 0.7%
Office Electronics – 0.7%
Canon, Inc. sponsored ADR	300,000	18,744,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 71.2%
Semiconductor Equipment – 15.4%
Applied Materials, Inc.	3,000,000	55,020,000
ASML Holding NV (NY Shares) (a)	3,500,000	72,380,000
ATMI, Inc. (a)	300,000	9,009,000
Brooks Automation, Inc. (a)	300,000	4,707,000
Cohu, Inc. (e)	1,400,000	29,568,000
Credence Systems Corp. (a)	800,000	6,928,000
Cymer, Inc. (a)	250,000	11,245,000
Entegris, Inc. (a)	1,000,000	10,460,000
FormFactor, Inc. (a)	500,000	18,420,000
KLA-Tencor Corp. (d)	1,700,000	88,791,000
Lam Research Corp. (a)	1,000,000	43,100,000
MEMC Electronic Materials, Inc. (a)	1,250,000	41,862,500
MKS Instruments, Inc. (a)	300,000	6,708,000
Teradyne, Inc. (a)	1,000,000	16,790,000
Varian Semiconductor Equipment Associates, Inc. (a)	300,000	14,148,000
Veeco Instruments, Inc. (a)	400,000	8,036,000
		437,172,500
Semiconductors – 55.8%
Altera Corp. (a)	6,300,000	126,252,000

See accompanying notes which are an integral part of the financial statements.

Annual Report 40

Common Stocks – continued
	Shares	Value (Note 1)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – CONTINUED
Semiconductors – continued
AMIS Holdings, Inc. (a)	550,000	$ 4,741,000
Analog Devices, Inc.	4,200,000	160,188,000
ARM Holdings PLC sponsored ADR	8,000,000	57,600,000
Cree, Inc. (a)	700,000	20,965,000
Cypress Semiconductor Corp. (a)	1,000,000	17,760,000
Exar Corp. (a)	500,000	6,225,000
Freescale Semiconductor, Inc.:
Class A (a)	850,000	22,856,500
Class B (a)	850,048	22,985,298
Holtek Semiconductor, Inc.	5,000,000	7,672,979
Intel Corp. (d)	9,500,000	195,700,001
Intersil Corp. Class A	200,000	5,668,000
Linear Technology Corp.	4,600,000	169,556,000
LSI Logic Corp. (a)	3,000,000	29,250,000
Marvell Technology Group Ltd. (a)	2,225,000	136,214,500
Maxim Integrated Products, Inc.	4,000,000	156,360,000
Microchip Technology, Inc.	350,000	12,320,000
Mindspeed Technologies, Inc. (a)	2,750,000	10,230,000
National Semiconductor Corp. (d)	6,000,000	168,300,000
O2Micro International Ltd. sponsored ADR (a)	300,000	3,780,000
ON Semiconductor Corp. (a)	2,500,000	16,475,000
PMC-Sierra, Inc. (a)	3,411,300	34,829,373
Q-Cells AG	75,000	7,618,413
Rambus, Inc. (a)(d)	750,000	23,287,500
Saifun Semiconductors Ltd.	164,700	4,891,590
Samsung Electronics Co. Ltd.	150,000	105,172,542
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	2,500,002	15,975,013
Sumco Corp.	50,000	2,487,253
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,250,000	21,892,500
Volterra Semiconductor Corp. (a)(d)	1,000,000	17,410,000
		1,584,663,462

TOTAL SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT		2,021,835,962

SOFTWARE – 0.5%
Application Software – 0.5%
Cadence Design Systems, Inc. (a)	400,000	7,100,000
Synopsys, Inc. (a)	300,000	6,561,000
		13,661,000

SPECIALTY RETAIL – 0.3%
Computer & Electronics Retail – 0.3%
Gamestop Corp. Class B (a)	200,000	7,302,000
TOTAL COMMON STOCKS
(Cost $2,506,232,939)	2,791,767,051

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

41

Electronics Portfolio Investments - continued

Convertible Bonds — 0.2%
	Principal	Value
	Amount	(Note 1)
ELECTRICAL EQUIPMENT – 0.2%
Electrical Components & Equipment – 0.2%
Evergreen Solar, Inc. 4.375% 7/1/12 (f)
(Cost $2,980,000)	$ 2,980,000	$6,481,500
Money Market Funds — 5.5%
	Shares
Fidelity Cash Central Fund, 4.57% (b)	49,093,948	49,093,948
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	107,673,450	107,673,450
TOTAL MONEY MARKET FUNDS
(Cost $156,767,398)		156,767,398
Cash Equivalents — 0.1%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at
4.5%, dated 2/28/06 due 3/1/06)
(Cost $3,382,000)	$ 3,382,423	3,382,000
TOTAL INVESTMENT PORTFOLIO - 104.1%
(Cost $2,669,362,337)	2,958,397,949

NET OTHER ASSETS – (4.1)%	(117,827,936)
NET ASSETS – 100%	$2,840,570,013

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,481,500 or 0.2% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 2,347,261
Fidelity Securities Lending Cash Central Fund	474,811
Total	$ 2,822,072
Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value, beginning		Sales	Dividend	Value, end
Affiliate	of period	Purchases	Proceeds	Income	of period
Cohu, Inc.	$ —	$34,232,872	$ —	$48,000	$29,568,000

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	69.6%
Taiwan	9.1%
Bermuda	5.0%
Korea (South)	4.0%
Japan	3.3%
United Kingdom	3.3%
Netherlands	3.2%
Cayman Islands	1.1%
Others (individually less than 1%)	1.4%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $2,795,466,298 of which $1,213,182,479, $1,514,779,921 and $67,503,898 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

43

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $104,898,383 and repurchase agreements of
$3,382,000) — See accompanying schedule:
Unaffiliated issuers (cost $2,478,362,067)	$2,772,062,551
Affiliated Central Funds (cost $156,767,398)	156,767,398
Other affiliated issuers (cost $34,232,872)	29,568,000
Total Investments (cost $2,669,362,337)		$2,958,397,949
Cash		350
Foreign currency held at value (cost $3,008)		3,026
Receivable for fund shares sold		2,883,432
Dividends receivable		2,601,542
Interest receivable		336,387
Prepaid expenses		11,191
Other affiliated receivables		11,966
Other receivables		169,928
Total assets		2,964,415,771

Liabilities
Payable for investments purchased	$3,451,233
Payable for fund shares redeemed	10,439,718
Accrued management fee	1,378,846
Other affiliated payables	796,886
Other payables and accrued expenses	105,625
Collateral on securities loaned, at value	107,673,450
Total liabilities		123,845,758

Net Assets		$ 2,840,570,013
Net Assets consist of:
Paid in capital		$5,349,588,721
Accumulated net investment loss		(38,218)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,798,042,643)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		289,062,153
Net Assets, for 60,957,920 shares outstanding		$ 2,840,570,013
Net Asset Value, offering price and redemption price per share ($2,840,570,013 ÷ 60,957,920 shares)		$46.60

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends (including $48,000 received from other affiliated issuers)		$17,553,991
Interest		116,108
Income from affiliated Central Funds (including $474,811 from security lending)		2,822,072
		20,492,171
Less foreign taxes withheld		(1,309,976)
Total income		19,182,195

Expenses
Management fee	$15,361,915
Transfer agent fees	8,455,963
Accounting and security lending fees
	1,030,494
Independent trustees’ compensation	11,561
Appreciation in deferred trustee compensation account	3,647
Custodian fees and expenses	437,675
Registration fees	112,948
Audit	50,949
Legal	20,736
Miscellaneous	32,223

See accompanying notes which are an integral part of the financial statements.

Annual Report 44

Total expenses before reductions	25,518,111
Expense reductions	(1,767,365)	23,750,746

Net investment income (loss)		(4,568,551)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	254,864,482
Foreign currency transactions	(466,449)
Total net realized gain (loss)		254,398,033
Change in net unrealized appreciation (depreciation) on:
Investment securities	225,608,763
Assets and liabilities in foreign currencies	(717,420)
Total change in net unrealized appreciation (depreciation)		224,891,343
Net gain (loss)		479,289,376
Net increase (decrease) in net assets resulting from operations		$474,720,825

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			February 28,		February 28,
			2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(4,568,551)	$ (14,049,765)
Net realized gain (loss)			254,398,033		83,220,477
Change in net unrealized appreciation (depreciation)			224,891,343		(567,467,767)
Net increase (decrease) in net assets resulting from operations			474,720,825		(498,297,055)
Share transactions
Proceeds from sales of shares			798,575,652		590,476,590
Cost of shares redeemed			(1,230,676,689)		(1,405,794,768)
Net increase (decrease) in net assets resulting from share transactions			(432,101,037)		(815,318,178)
Redemption fees				626,614	865,842
Total increase (decrease) in net assets				43,246,402	(1,312,749,391)

Net Assets
Beginning of period			2,797,323,611		4,110,073,002
End of period (including accumulated net investment loss of $38,218 and accumulated net investment loss of
$30,793, respectively)			$ 2,840,570,013		$ 2,797,323,611

Other Information
Shares
Sold				18,890,263	15,643,549
Redeemed				(29,782,062)	(37,909,258)
Net increase (decrease)				(10,891,799)	(22,265,709)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$38.93	$43.67	$ 24.90	$44.26	$48.25
Income from Investment Operations
Net investment income (loss)C	(.07)	(.17)	(.25)	(.26)	(.29)
Net realized and unrealized gain (loss)	7.73	(4.58)	19.01	(19.12)	(3.73)
Total from investment operations	7.66	(4.75)	18.76	(19.38)	(4.02)
Redemption fees added to paid in capitalC	01	.01	.01	.02	.03
Net asset value, end of period	$46.60	$38.93	$ 43.67	$24.90	$44.26
Total ReturnA,B	19.70%	(10.85)%	75.38%	(43.74)%	(8.27)%
Ratios to Average Net AssetsD
Expenses before reductions	95%	.96%	1.08%	1.14%	.99%
Expenses net of fee waivers, if any	95%	.96%	1.08%	1.14%	.99%
Expenses net of all reductions	88%	.89%	1.06%	1.06%	.97%
Net investment income (loss)	(.17)%	(.45)%	(.70)%	(.78)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,840,570	$ 2,797,324	$4,110,073	$ 2,204,036	$ 4,539,791
Portfolio turnover rate	80%	119%	50%	70%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report 46

Networking and Infrastructure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Life of
	year	years	fundA
Select Networking and Infrastructure	20.56%	--9.02%	--22.04%

A From September 21, 2000

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Networking and Infrastructure Portfolio

Management’s Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Select Networking and Infrastructure Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 20.56%, almost doubling the 11.34% gain of the Goldman Sachs® Technology Index and faring even better versus the S&P 500. Favorable stock picking in semiconductors and in Internet software and services provided the most significant boosts to performance versus the sector benchmark. In the latter category, Internet paid-search provider Google added significant value, as the company enjoyed rapid growth in revenues and earnings during the period. A sizable overweighting in the strong performing communications equipment group also helped, although the benefits there were offset by unfavorable stock picking. Within that group, CIENA and Corning were aided by the recent push by telecom services companies to expand their fiber-optic networks. Not owning major index components Dell and IBM also aided performance, as they performed poorly. Conversely, stock selection in systems software and in wireless telecom services hurt results. The fund’s largest individual detractor was Avaya, which makes VoIP (Voice over Internet Protocol) infrastructure equipment. The stock fell sharply in the first half of the period because of the company’s difficulties in executing a sales reorganization. I sold the position by period end. Also holding back performance was Canada-based wireline equipment maker Nortel Networks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

48

Networking and Infrastructure Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	9.5	5.4
EMC Corp.	5.7	6.6
Corning, Inc.	5.5	6.3
Nortel Networks Corp.	5.1	0.5
Sun Microsystems, Inc.	4.8	0.0
Broadcom Corp. Class A	4.6	0.0
Network Appliance, Inc.	4.3	4.1
Agilent Technologies, Inc.	4.0	3.4
Marvell Technology Group Ltd.	4.0	2.4
Lucent Technologies, Inc.	3.9	0.0
	51.4

49 Annual Report

Networking and Infrastructure Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 100.3%
	Shares	Value (Note 1)

COMMUNICATIONS EQUIPMENT – 40.2%
Communications Equipment – 40.2%
3Com Corp. (a)	122,100	$ 567,765
ADC Telecommunications, Inc. (a)	35,128	889,441
Adtran, Inc.	50,000	1,376,000
ADVA AG Optical Networking (a)	30,000	299,694
Alcatel SA sponsored ADR (a)	177,300	2,393,550
Andrew Corp. (a)	17,300	234,588
AudioCodes Ltd. (a)	122,300	1,404,004
Avanex Corp. (a)	596,900	847,598
Bookham, Inc. (a)(d)	226,300	1,579,574
Ceragon Networks Ltd. (a)	228,000	1,110,360
CIENA Corp. (a)	645,428	2,594,621
Cisco Systems, Inc. (a)	65,100	1,317,624
CommScope, Inc. (a)	16,400	393,436
Comtech Group, Inc. (a)	32,300	320,416
Comverse Technology, Inc. (a)	34,800	1,000,848
Corning, Inc. (a)	283,400	6,917,794
ECI Telecom Ltd. (a)	97,000	845,840
Extreme Networks, Inc. (a)	126,800	587,084
F5 Networks, Inc. (a)	56,200	3,811,484
Foundry Networks, Inc. (a)	23,900	335,556
Foxconn International Holdings Ltd.	40,000	69,349
Ixia (a)	16,400	197,784
JDS Uniphase Corp. (a)	766,400	2,329,856
Juniper Networks, Inc. (a)	192,909	3,547,597
Lucent Technologies, Inc. (a)	1,731,500	4,848,200
NMS Communications Corp. (a)	79,900	284,444
Nortel Networks Corp. (a)	2,219,600	6,348,056
Oplink Communications, Inc. (a)	6,500	106,275
Optical Communication Products, Inc. (a)	36,100	102,163
QUALCOMM, Inc.	6,900	325,749
RADWARE Ltd. (a)	11,000	219,230
Research In Motion Ltd. (a)	9,000	637,046
Riverstone Networks, Inc. (a)	94,100	49,873
Sonus Networks, Inc. (a)	179,000	868,150
Symmetricom, Inc. (a)	65,500	587,535
Tekelec (a)	56,200	753,642
Terayon Communication Systems, Inc. (a)	55,900	149,812
Tut Systems, Inc. (a)	66,700	200,100
		50,452,138

COMPUTERS & PERIPHERALS – 16.8%
Computer Hardware – 5.9%
Concurrent Computer Corp. (a)	541,300	1,418,206
Sun Microsystems, Inc. (a)	1,435,100	5,984,367
		7,402,573
Computer Storage & Peripherals – 10.9%
ASUSTeK Computer, Inc.	4,356	12,264
EMC Corp. (a)	503,800	7,063,276
McDATA Corp. Class A (a)	121,900	538,798
Network Appliance, Inc. (a)	162,900	5,401,764
QLogic Corp. (a)	12,500	514,250

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

	Shares	Value (Note 1)
Quantum Corp. (a)	20,000	$ 71,400
Read-Rite Corp. (a)	44,000	4
		13,601,756

TOTAL COMPUTERS & PERIPHERALS		21,004,329

ELECTRONIC EQUIPMENT & INSTRUMENTS – 6.2%
Electronic Equipment & Instruments – 5.4%
Aeroflex, Inc. (a)	23,100	300,300
Agilent Technologies, Inc. (a)	140,700	5,065,200
Applied Films Corp. (a)	25,200	484,092
Chi Mei Optoelectronics Corp.	81,000	123,064
HannStar Display Corp.	341,000	63,171
Orbotech Ltd. (a)	20,000	476,600
Photon Dynamics, Inc. (a)	13,900	294,541
		6,806,968
Electronic Manufacturing Services – 0.8%
Benchmark Electronics, Inc. (a)	15,200	535,344
M-Flex Electronix, Inc. (a)	100	5,694
Xyratex Ltd. (a)	18,900	478,170
		1,019,208

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		7,826,176

HOUSEHOLD DURABLES – 0.5%
Consumer Electronics – 0.5%
Directed Electronics, Inc.	30,600	432,990
Thomson SA	12,500	214,876
		647,866

INTERNET SOFTWARE & SERVICES – 12.1%
Internet Software & Services – 12.1%
Ariba, Inc. (a)	25,100	256,020
Baidu.com, Inc. sponsored ADR	800	41,136
Google, Inc. Class A (sub. vtg.) (a)	32,900	11,930,196
Openwave Systems, Inc. (a)	146,400	2,906,040
		15,133,392

IT SERVICES – 0.3%
IT Consulting & Other Services – 0.3%
Sapient Corp. (a)	46,700	350,250
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 19.6%
Semiconductor Equipment – 1.0%
LTX Corp. (a)	19,300	109,238
MEMC Electronic Materials, Inc. (a)	35,200	1,178,848
		1,288,086
Semiconductors – 18.6%
Advanced Analogic Technologies, Inc.	19,900	237,606
Altera Corp. (a)	33,500	671,340
AMIS Holdings, Inc. (a)	23,000	198,260
Applied Micro Circuits Corp. (a)	184,200	664,962
ARM Holdings PLC sponsored ADR	77,900	560,880
Atheros Communications, Inc. (a)	32,100	660,618

51

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Networking and Infrastructure Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – CONTINUED
Semiconductors – continued
ATI Technologies, Inc. (a)	13,600	$ 216,542
Broadcom Corp. Class A (a)	127,750	5,760,248
Cree, Inc. (a)	2,700	80,865
Cypress Semiconductor Corp. (a)	13,300	236,208
Exar Corp. (a)	55,500	690,975
Ikanos Communications, Inc.	300	6,600
Marvell Technology Group Ltd. (a)	81,040	4,961,269
Maxim Integrated Products, Inc.	8,300	324,447
Microtune, Inc. (a)	68,800	371,520
Mindspeed Technologies, Inc. (a)(d)	418,333	1,556,199
National Semiconductor Corp.	94,700	2,656,335
Netlogic Microsystems, Inc. (a)	18,700	661,045
O2Micro International Ltd. sponsored ADR (a)	63,400	798,840
Pericom Semiconductor Corp. (a)	4,100	36,941
Pixelworks, Inc. (a)	6,400	28,864
PMC-Sierra, Inc. (a)	400	4,084
PowerDsine Ltd. (a)	40,500	324,405
Xilinx, Inc. (d)	48,600	1,325,808
Zoran Corp. (a)	10,600	209,668
		23,244,529

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		24,532,615

SOFTWARE – 4.2%
Application Software – 1.1%
Cognos, Inc. (a)	2,400	92,248
Ulticom, Inc. (a)	119,000	1,330,420
		1,422,668
Home Entertainment Software – 0.1%
Ubisoft Entertainment SA (a)	2,300	89,521
Systems Software – 3.0%
McAfee, Inc. (a)	34,200	795,492
Symantec Corp. (a)	154,000	2,601,060
Wind River Systems, Inc. (a)	22,000	340,340
		3,736,892

TOTAL SOFTWARE		5,249,081

	Shares	Value (Note 1)

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
Wireless Telecommunication Services – 0.4%
InPhonic, Inc. (a)	200 $	1,124
Syniverse Holdings, Inc.	30,500	436,150
WiderThan Co. Ltd. ADR	5,500	79,750
		517,024

TOTAL COMMON STOCKS
(Cost $116,756,395)		125,712,871

See accompanying notes which are an integral part of the financial statements.

Annual Report 52

Money Market Funds — 4.2%
Fidelity Cash Central Fund, 4.57% (b)	422,466	422,466
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	4,883,925	4,883,925
TOTAL MONEY MARKET FUNDS
(Cost $5,306,391)		5,306,391
TOTAL INVESTMENT PORTFOLIO - 104.5%
(Cost $122,062,786)		131,019,262

NET OTHER ASSETS – (4.5)%		(5,652,313)
NET ASSETS – 100%		$125,366,949

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 50,787
Fidelity Securities Lending Cash Central Fund	38,848
Total	$ 89,635

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

53

Networking and Infrastructure Portfolio
Investments - continued

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.3%
Canada	5.9%
Bermuda	4.4%
Israel	3.6%
France	2.2%
Others (individually less than 1%)	1.6%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $196,502,774 of which $109,595,892, $83,559,188 and $3,347,694 will expire on February 28, 2010, 2011 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 54

Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $4,455,520) — See accompanying schedule:
Unaffiliated issuers (cost $116,756,395)	$125,712,871
Affiliated Central Funds (cost $5,306,391)	5,306,391
Total Investments (cost $122,062,786)		$131,019,262
Foreign currency held at value (cost $11)		11
Receivable for investments sold		7,257,370
Receivable for fund shares sold		2,414,096
Dividends receivable		4,596
Interest receivable		7,134
Prepaid expenses		420
Other affiliated receivables		967
Other receivables		19,298
Total assets		140,723,154

Liabilities
Payable for investments purchased	$6,460,332
Payable for fund shares redeemed	3,874,538
Accrued management fee	60,130
Other affiliated payables	44,445
Other payables and accrued expenses	32,835
Collateral on securities loaned, at value	4,883,925
Total liabilities		15,356,205

Net Assets		$125,366,949
Net Assets consist of:
Paid in capital		$313,031,037
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(196,620,564)
Net unrealized appreciation (depreciation) on investments		8,956,476
Net Assets, for 48,558,220 shares outstanding		$125,366,949
Net Asset Value, offering price and redemption price per share ($125,366,949 ÷ 48,558,220 shares)		$2.58

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$105,270
Interest		220
Income from affiliated Central Funds (including $38,848 from security lending)		89,635
		195,125
Less foreign taxes withheld		(12,205)
Total income		182,920

Expenses
Management fee	$579,903
Transfer agent fees	438,401
Accounting and security lending fees
	51,349
Independent trustees’ compensation	437
Custodian fees and expenses	21,089
Registration fees	29,552
Audit	34,545
Legal	1,035
Miscellaneous	1,226
Total expenses before reductions	1,157,537
Expense reductions	(122,754)	1,034,783

Net investment income (loss)		(851,863)
See accompanying notes which are an integral part of the financial statements.
55 Annual Report

Networking and Infrastructure Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,423,088
Foreign currency transactions	5,767
Total net realized gain (loss)		8,428,855
Change in net unrealized appreciation (depreciation) on:
Investment securities	10,427,680
Assets and liabilities in foreign currencies	(9,316)
Total change in net unrealized appreciation (depreciation)		10,418,364
Net gain (loss)		18,847,219
Net increase (decrease) in net assets resulting from operations		$17,995,356

See accompanying notes which are an integral part of the financial statements.

Annual Report 56

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$	(851,863)	$(1,254,482)
Net realized gain (loss)				8,428,855	(1,911,635)
Change in net unrealized appreciation (depreciation)				10,418,364	(35,483,085)
Net increase (decrease) in net assets resulting from operations				17,995,356	(38,649,202)
Share transactions
Proceeds from sales of shares				99,416,849	115,763,770
Cost of shares redeemed				(102,088,170)	(178,809,269)
Net increase (decrease) in net assets resulting from share transactions				(2,671,321)	(63,045,499)
Redemption fees				82,946	186,620
Total increase (decrease) in net assets				15,406,981	(101,508,081)

Net Assets
Beginning of period				109,959,968	211,468,049
End of period				$125,366,949	$109,959,968

Other Information
Shares
Sold				42,500,481	52,179,386
Redeemed				(45,315,892)	(80,221,748)
Net increase (decrease)				(2,815,411)	(28,042,362)

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$2.14	$2.66	$1.52	$2.38	$4.14
Income from Investment Operations
Net investment income (loss)C	(.02)	(.02)	(.02)	(.03)	(.03)
Net realized and unrealized gain (loss)	46	(.50)	1.16	(.84)	(1.74)
Total from investment operations	44	(.52)	1.14	(.87)	(1.77)
Redemption fees added to paid in capitalC	—F	—F	—F	.01	.01
Net asset value, end of period	$2.58	$2.14	$2.66	$1.52	$2.38
Total ReturnA,B	20.56%	(19.55)%	75.00%	(36.13)%	(42.51)%
Ratios to Average Net AssetsD
Expenses before reductions	1.14%	1.17%	1.43%	1.93%	1.58%
Expenses net of fee waivers, if any	1.14%	1.17%	1.43%	1.93%	1.58%
Expenses net of all reductions	1.02%	1.07%	1.39%	1.78%	1.52%
Net investment income (loss)	(.84)%	(.89)%	(1.00)%	(1.45)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,367	$ 109,960	$ 211,468	$77,981	$ 110,547
Portfolio turnover rate	201%	160%	57%	120%	177%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

57

Annual Report

Software and Computer Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Software and Computer Services	13.32%	3.88%	12.62%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

58

Software and Computer Services Portfolio

Management’s Discussion of Fund Performance

Comments from Kelly Cardwell, Portfolio Manager of Fidelity® Select Software and Computer Services Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12-month period ending February 28, 2006, Fidelity Select Software and Computer Services Portfolio returned 13.32%, outpacing both the Goldman Sachs® Technology Index, which gained 11.34%, and the S&P 500. Good security selection, including large exposures to a handful of top-performing software and services stocks, aided the fund’s performance versus its sector benchmark. One of these strong performers was Google, the Internet search engine whose soaring stock price continued to reflect its earnings growth as it reshapes the world of advertising. Other key contributors included application server software producer BEA Systems and video game manufacturer Nintendo, both of which rebounded strongly after having been out of favor with investors. At period end, the fund continued to hold all three stocks. Security software maker Symantec was by far the fund’s largest detractor and led to weak results in the systems software space. The stock reflected poor execution after the company’s acquisition of VERITAS. However, because the company’s problems appeared temporary, the fund retained a position in Symantec. RadioShack and Kanbay International, an Indian information technology services firm, also turned in disappointing results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

59 59 Annual Report

Software and Computer Services Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Symantec Corp.	14.7	16.8
Microsoft Corp.	12.5	16.1
Google, Inc. Class A (sub. vtg.)	10.1	5.9
BEA Systems, Inc.	8.4	10.6
Oracle Corp.	4.9	4.4
Nintendo Co. Ltd.	4.8	3.3
Affiliated Computer Services, Inc.
Class A	3.9	2.2
Yahoo!, Inc.	3.3	0.0
Sun Microsystems, Inc.	2.7	0.3
RadioShack Corp.	2.1	2.0
	67.4

Annual Report 60

Software and Computer Services Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 98.5%
	Shares	Value (Note 1)

COMPUTERS & PERIPHERALS – 4.9%
Computer Hardware – 3.9%
Acer, Inc.	2,183,000	$ 4,804,813
Cray, Inc. (a)	1,152,090	2,258,096
International Business Machines Corp.	1,000	80,240
Sun Microsystems, Inc. (a)	3,628,100	15,129,177
		22,272,326
Computer Storage & Peripherals – 1.0%
ActivCard Corp. (a)	1,525,000	5,581,500
TOTAL COMPUTERS & PERIPHERALS		27,853,826

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.9%
Electronic Equipment & Instruments – 0.5%
National Instruments Corp.	83,900	2,722,555
Electronic Manufacturing Services – 1.8%
Xyratex Ltd. (a)	395,900	10,016,270
Technology Distributors – 0.6%
CDW Corp.	60,900	3,462,774
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		16,201,599

HEALTH CARE PROVIDERS & SERVICES – 1.1%
Health Care Services – 1.1%
IMS Health, Inc.	257,100	6,196,110
HOUSEHOLD DURABLES – 0.2%
Consumer Electronics – 0.2%
Ngai Lik Industrial Holdings Ltd.	7,430,000	1,101,393
INTERNET & CATALOG RETAIL – 0.5%
Internet Retail – 0.5%
Expedia, Inc. (a)	155,100	2,942,247
INTERNET SOFTWARE & SERVICES – 19.0%
Internet Software & Services – 19.0%
Art Technology Group, Inc. (a)	953,900	2,794,927
Google, Inc. Class A (sub. vtg.) (a)	157,000	56,931,340
Interwoven, Inc. (a)	436,200	3,794,940
MatrixOne, Inc. (a)	562,200	3,412,554
RealNetworks, Inc. (a)	41,400	325,404
S1 Corp. (a)	182,410	751,529
SonicWALL, Inc. (a)	1,206,050	8,092,596
Traffic.com, Inc.	153,600	1,648,128
VeriSign, Inc. (a)	205,500	4,862,130
Vitria Technology, Inc. (a)(e)	2,023,170	5,523,254
Yahoo!, Inc. (a)	585,700	18,777,542
		106,914,344

	Shares	Value (Note 1)

IT SERVICES – 12.4%
Data Processing & Outsourced Services – 7.4%
Affiliated Computer Services, Inc. Class A (a)	348,000	$ 21,896,160

61

See accompanying notes which are an integral part of the financial statements.

61 Annual Report

Software and Computer Services Portfolio
Investments - continued

eFunds Corp. (a)	10,000	270,800
First Data Corp.	130,000	5,866,900
Sabre Holdings Corp. Class A	79,000	1,906,270
The BISYS Group, Inc. (a)	708,200	9,992,702
VeriFone Holdings, Inc.	75,000	1,980,000
		41,912,832
IT Consulting & Other Services – 5.0%
Accenture Ltd. Class A	134,600	4,396,036
Ciber, Inc. (a)	189,000	1,094,310
HCL Technologies Ltd.	207,287	2,855,668
Infosys Technologies Ltd.	89,520	5,719,878
Infosys Technologies Ltd. sponsored ADR	73,300	5,189,640
Kanbay International, Inc. (a)	520,611	8,839,975
		28,095,507

TOTAL IT SERVICES		70,008,339

SOFTWARE – 54.2%
Application Software – 15.0%
Agile Software Corp. (a)	238,500	1,655,190
Altiris, Inc. (a)	8,900	176,309
Ansys, Inc. (a)	90,000	4,267,800
BEA Systems, Inc. (a)	4,147,200	47,568,384
Citrix Systems, Inc. (a)	90,100	2,915,636
FileNET Corp. (a)	442,086	11,379,294
Hyperion Solutions Corp. (a)	50,000	1,677,500
Informatica Corp. (a)	214,600	3,437,892
NAVTEQ Corp. (a)	93,300	4,320,723
Ninetowns Digital World Trade Ltd. sponsored ADR (a)(d)	380,300	2,068,832
SAP AG sponsored ADR	4,200	214,620
SPSS, Inc. (a)	1,400	45,696
TIBCO Software, Inc. (a)	450,000	3,901,500
Verint Systems, Inc. (a)	19,010	688,732
		84,318,108
Home Entertainment Software – 5.1%
Nintendo Co. Ltd.	185,300	27,242,903
Ubisoft Entertainment SA (a)	40,000	1,556,883
		28,799,786
Systems Software – 34.1%
BMC Software, Inc. (a)	177,700	3,886,299
Microsoft Corp.	2,621,900	70,529,110
Moldflow Corp. (a)	1,500	21,105
Oracle Corp. (a)	2,259,700	28,065,474

See accompanying notes which are an integral part of the financial statements.

Annual Report 62

Common Stocks – continued
	Shares	Value (Note 1)

SOFTWARE – CONTINUED
Systems Software – continued
Symantec Corp. (a)	4,903,871	$ 82,826,381
WatchGuard Technologies, Inc. (a)(e)	1,779,312	7,224,007
		192,552,376

TOTAL SOFTWARE		305,670,270

SPECIALTY RETAIL – 3.3%
Computer & Electronics Retail – 3.3%
Circuit City Stores, Inc.	222,000	5,334,660
RadioShack Corp.	606,100	11,849,255
Tweeter Home Entertainment Group, Inc. (a)(d)	143,700	1,155,348
		18,339,263

TOTAL COMMON STOCKS
(Cost $580,627,701)		555,227,391

Money Market Funds — 1.5%

Fidelity Cash Central Fund, 4.57% (b)	7,479,281	7,479,281
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	852,455	852,455
TOTAL MONEY MARKET FUNDS
(Cost $8,331,736)		8,331,736

TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $588,959,437)		563,559,127

NET OTHER ASSETS – 0.0%		239,544
NET ASSETS – 100%		$563,798,671

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Affiliated company

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 539,117
Fidelity Securities Lending Cash Central Fund	24,973
Total	$ 564,090

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

See accompanying notes which are an integral part of the financial statements.

63 Annual Report

63

Software and Computer Services Portfolio
Investments - continued

	Value, beginning		Sales		Dividend		Value, end
Affiliates	of period	Purchases	Proceeds		Income		of period
Vitria Technology, Inc.	$ 7,360,058	$380,963	$855,749	$		—	$5,523,254
WatchGuard Technologies, Inc.	2,711,610	4,925,261	1,587,231			—	7,224,007
Total	$ 10,071,668	$5,306,224	$2,442,980	$		—	$12,747,261

See accompanying notes which are an integral part of the financial statements.

Annual Report

64

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.4%
Japan	4.8%
Bermuda	2.8%
India	2.4%
Others (individually less than 1%)	1.6%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $101,031,277 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

65 Annual Report

65

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $806,323) — See accompanying schedule:
Unaffiliated issuers (cost $566,368,728)	$542,480,130
Affiliated Central Funds (cost $8,331,736)	8,331,736
Other affiliated issuers (cost $14,258,973)	12,747,261
Total Investments (cost $588,959,437)		$563,559,127
Foreign currency held at value
(cost $9)		9
Receivable for investments sold		5,111,950
Receivable for fund shares sold		362,220
Dividends receivable		243,884
Interest receivable		22,037
Prepaid expenses		2,552
Other affiliated receivables		26
Other receivables		47,459
Total assets		569,349,264

Liabilities
Payable for investments purchased	$2,487,489
Payable for fund shares redeemed	1,678,112
Accrued management fee	275,523
Other affiliated payables	170,162
Other payables and accrued expenses	86,852
Collateral on securities loaned, at value	852,455
Total liabilities		5,550,593

Net Assets		$563,798,671
Net Assets consist of:
Paid in capital		$696,666,341
Accumulated net investment loss		(1,204)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,415,745)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(25,450,721)
Net Assets, for 10,452,747 shares outstanding		$563,798,671
Net Asset Value, offering price and redemption price per share ($563,798,671 ÷ 10,452,747 shares)		$53.94

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$2,065,133
Interest		2,983
Income from affiliated Central Funds (including $24,973 from security lending)		564,090
Total income		2,632,206

Expenses
Management fee	$3,582,821
Transfer agent fees	1,985,497
Accounting and security lending fees
	296,605
Independent trustees’ compensation	2,721
Custodian fees and expenses	46,497
Registration fees	35,855
Audit	42,710
Legal	5,496
Miscellaneous	8,753
Total expenses before reductions	6,006,955
Expense reductions	(286,335)	5,720,620

See accompanying notes which are an integral part of the financial statements.

Annual Report 66

Net investment income (loss)		(3,088,414)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,494,002)	56,544,928
Other affiliated issuers	507,497
Foreign currency transactions	(12,775)
Total net realized gain (loss)		57,039,650
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred foreign taxes of $1,875,323)	21,856,070
Assets and liabilities in foreign currencies	7,197
Total change in net unrealized appreciation (depreciation)		21,863,267
Net gain (loss)		78,902,917
Net increase (decrease) in net assets resulting from operations		$75,814,503

See accompanying notes which are an integral part of the financial statements.

67 Annual Report

Software and Computers Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(3,088,414)	$ 8,278,210
Net realized gain (loss)				57,039,650	95,409,101
Change in net unrealized appreciation (depreciation)				21,863,267	(157,612,606)
Net increase (decrease) in net assets resulting from operations				75,814,503	(53,925,295)
Distributions to shareholders from net investment income				—	(8,110,612)
Share transactions
Proceeds from sales of shares				171,883,514	155,011,085
Reinvestment of distributions				—	7,703,457
Cost of shares redeemed				(364,978,616)	(266,698,522)
Net increase (decrease) in net assets resulting from share transactions				(193,095,102)	(103,983,980)
Redemption fees				90,805	61,959
Total increase (decrease) in net assets				(117,189,794)	(165,957,928)

Net Assets
Beginning of period				680,988,465	846,946,393
End of period (including accumulated net investment loss of $1,204 and accumulated net investment loss of $1,724,
respectively)				$563,798,671	$ 680,988,465

Other Information
Shares
Sold				3,386,990	3,179,188
Issued in reinvestment of distributions				—	148,715
Redeemed				(7,240,815)	(5,507,739)
Net increase (decrease)				(3,853,825)	(2,179,836)

Financial Highlights
Years ended February 28,	2006	2005	2004G	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$47.60	$51.37	$35.48	$41.84	$45.33
Income from Investment Operations
Net investment income (loss)C	(.25)	.53D	(.24)E	(.24)	(.26)
Net realized and unrealized gain (loss)	6.58	(3.79)	16.12	(6.13)	(3.02)
Total from investment operations	6.33	(3.26)	15.88	(6.37)	(3.28)
Distributions from net investment income	—	(.51)	—	—	—
Distributions from net realized gain	—	—	—	—	(.24)
Total distributions	—	(.51)	—	—	(.24)
Redemption fees added to paid in capitalC	01	—H	.01	.01	.03
Net asset value, end of period	$53.94	$47.60	$51.37	$35.48	$41.84
Total ReturnA,B	13.32%	(6.43)%	44.79%	(15.20)%	(7.08)%
Ratios to Average Net AssetsF
Expenses before reductions	96%	.98%	1.09%	1.18%	1.09%
Expenses net of fee waivers, if any	96%	.98%	1.09%	1.18%	1.09%
Expenses net of all reductions	91%	.92%	1.06%	1.05%	1.05%
Net investment income (loss)	(.49)%	1.09%D	(.53)%	(.65)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 563,799	$ 680,988	$ 846,946	$ 617,904	$ 782,519
Portfolio turnover rate	59%	94%	81%	198%	325%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.  C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.76 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.48)%. E Investment income per share reflects a special dividend which amounted to $.03 per share. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 68

Technology Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Technology	13.22%	--1.06%	9.22%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

69 Annual Report

Technology Portfolio

Management’s Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Select Technology Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

During the past year, the fund returned 13.22%, beating both the S&P 500 and the 11.34% gain of the Goldman Sachs® Technology Index. Strong stock picking in the electrical components/equipment segment provided a significant boost to performance versus the sector index, with stock selection in Internet software/services and electronic manufacturing services also helping. In the first category, our gains were due primarily to a trio of out-of-index positions with exposure to the solar power/fuel cell industry — Evergreen Solar, Germany-based SolarWorld and Motech Industries, headquartered in Taiwan. The cost/benefit picture for solar energy continued to improve relative to traditional fossil fuels. Internet search engine Google also did extremely well, buoyed by upward revisions in estimated earnings. On the negative side, fund performance was dampened by unfavorable stock picking in computer hardware, communications equipment and semiconductors. Not owning computer hardware manufacturer Hewlett-Packard — a large index component — was a mistake, as the stock turned in a strong gain. Conversely, we owned too much of another index component, computer maker Dell, which fell prey to stiffer competition from its rivals. In the case of PC chip maker Intel, weaker products and a shortage of manufacturing capacity caused the company to lose market share to a competitor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

70

Technology Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Intel Corp.	6.9	10.4
Dell, Inc.	6.5	5.2
Google, Inc. Class A (sub. vtg.)	5.2	3.4
Microsoft Corp.	4.9	7.3
Oracle Corp.	4.7	4.3
Apple Computer, Inc.	3.7	2.5
Cisco Systems, Inc.	3.7	4.7
First Data Corp.	3.3	1.6
Motorola, Inc.	2.2	2.3
Samsung Electronics Co. Ltd.	2.2	0.4
	43.3

71 Annual Report

Technology Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 98.9%
	Shares	Value (Note 1)

AUTO COMPONENTS – 0.3%
Auto Parts & Equipment – 0.3%
IMPCO Technologies, Inc. (a)	900,000	$ 5,634,000
COMMERCIAL SERVICES & SUPPLIES – 0.3%
Diversified Commercial & Professional Services – 0.3%
Equifax, Inc.	150,000	5,496,000
COMMUNICATIONS EQUIPMENT – 13.7%
Communications Equipment – 13.7%
Alcatel SA sponsored ADR (a)	750,000	10,125,000
Arris Group, Inc. (a)	200,000	2,538,000
Avaya, Inc. (a)	400,000	4,448,000
Cisco Systems, Inc. (a)	3,500,000	70,840,000
Comverse Technology, Inc. (a)	600,030	17,256,863
Corning, Inc. (a)	750,000	18,307,500
CSR PLC (a)	300,000	4,762,517
F5 Networks, Inc. (a)	200,000	13,564,000
ITF Optical Technologies, Inc. Series A (f)	65,118	1
Juniper Networks, Inc. (a)	1,000,000	18,390,000
Lucent Technologies, Inc. (a)	5,000,000	14,000,000
Motorola, Inc.	2,000,000	42,800,000
Nortel Networks Corp. (a)	6,500,000	18,590,000
Research In Motion Ltd. (a)	300,000	21,234,872
Tellabs, Inc. (a)	500,000	7,345,000
		264,201,753

COMPUTERS & PERIPHERALS – 16.3%
Computer Hardware – 11.8%
Apple Computer, Inc. (a)	1,050,000	71,967,000
Avid Technology, Inc. (a)	200,000	9,368,000
Dell, Inc. (a)	4,300,000	124,700,000
NCR Corp. (a)	100,000	4,009,000
Quanta Computer, Inc.	3,500,000	5,312,239
Sun Microsystems, Inc. (a)	2,750,000	11,467,500
		226,823,739
Computer Storage & Peripherals – 4.5%
EMC Corp. (a)	3,000,000	42,060,000
Network Appliance, Inc. (a)	600,000	19,896,000
SanDisk Corp. (a)	100,000	6,034,000
Seagate Technology	400,000	10,628,000
TPV Technology Ltd.	3,000,000	3,306,307
Western Digital Corp. (a)	200,000	4,450,000
		86,374,307

TOTAL COMPUTERS & PERIPHERALS		313,198,046

DIVERSIFIED CONSUMER SERVICES – 0.4%
Education Services – 0.4%
Apollo Group, Inc. Class A (a)	160,000	7,900,800

See accompanying notes which are an integral part of the financial statements.

Annual Report 72

	Shares	Value (Note 1)

ELECTRICAL EQUIPMENT – 4.5%
Electrical Components & Equipment – 4.5%
Energy Conversion Devices, Inc. (a)(d)	225,000	$ 10,541,250
Evergreen Solar, Inc. (a)(d)	1,800,000	28,062,000
Hoku Scientific, Inc. (d)	200,000	1,510,000
Motech Industries, Inc.	700,000	15,556,888
SolarWorld AG	85,000	22,093,666
Suntech Power Holdings Co. Ltd. sponsored ADR	256,900	9,649,164
		87,412,968

ELECTRONIC EQUIPMENT & INSTRUMENTS – 4.1%
Electronic Equipment & Instruments – 0.5%
Amphenol Corp. Class A	175,000	8,790,250
Symbol Technologies, Inc.	149,997	1,742,965
		10,533,215
Electronic Manufacturing Services – 1.9%
Flextronics International Ltd. (a)	400,000	4,316,000
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,999,971	31,486,543
		35,802,543
Technology Distributors – 1.7%
Arrow Electronics, Inc. (a)	300,000	10,437,000
Avnet, Inc. (a)	500,000	12,565,000
CDW Corp.	175,000	9,950,500
		32,952,500

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		79,288,258

FOOD PRODUCTS – 0.1%
Packaged Foods & Meats – 0.1%
Orkla ASA (A Shares)	25,000	1,091,145
HOTELS, RESTAURANTS & LEISURE – 0.1%
Hotels, Resorts & Cruise Lines – 0.1%
eLong, Inc. sponsored ADR (a)	200,000	2,546,000
HOUSEHOLD DURABLES – 0.5%
Consumer Electronics – 0.5%
Directed Electronics, Inc.	250,000	3,537,500
Harman International Industries, Inc.	50,000	5,517,500
		9,055,000

INTERNET & CATALOG RETAIL – 0.3%
Internet Retail – 0.3%
Expedia, Inc. (a)	250,000	4,742,500
INTERNET SOFTWARE & SERVICES – 9.0%
Internet Software & Services – 9.0%
Akamai Technologies, Inc. (a)	100,000	2,650,000
eBay, Inc. (a)(d)	850,000	34,051,000
Equinix, Inc. (a)	125,000	6,555,000
Google, Inc. Class A (sub. vtg.) (a)	275,000	99,720,500
Openwave Systems, Inc. (a)	400,010	7,940,199
Spark Networks PLC unit (a)	50,000	336,768

73

See accompanying notes which are an integral part of the financial statements.

73 Annual Report

Technology Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INTERNET SOFTWARE & SERVICES – CONTINUED
Internet Software & Services – continued
VeriSign, Inc. (a)	500,000	$ 11,830,000
Yahoo!, Inc. (a)	300,000	9,618,000
		172,701,467

IT SERVICES – 7.5%
Data Processing & Outsourced Services – 5.5%
Affiliated Computer Services, Inc.
Class A (a)	200,000	12,584,000
Alliance Data Systems Corp. (a)	50,000	2,163,000
First Data Corp.	1,400,000	63,182,000
Hewitt Associates, Inc. Class A (a)	400,000	10,796,000
Paychex, Inc.	325,000	13,016,250
The BISYS Group, Inc. (a)	250,000	3,527,500
		105,268,750
IT Consulting & Other Services – 2.0%
Accenture Ltd. Class A	450,000	14,697,000
Cognizant Technology Solutions Corp. Class A (a)	50,000	2,880,500
HCL Infosystems Ltd.	500,000	1,987,013
HCL Technologies Ltd.	250,000	3,444,099
Infosys Technologies Ltd.	150,000	9,584,246
Satyam Computer Services Ltd. sponsored ADR	150,000	6,172,500
		38,765,358

TOTAL IT SERVICES		144,034,108

MEDIA – 0.2%
Movies & Entertainment – 0.1%
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	130,000	1,801,800
Publishing – 0.1%
Getty Images, Inc. (a)	25,000	2,025,750

TOTAL MEDIA		3,827,550

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 22.6%
Semiconductor Equipment – 3.2%
ASML Holding NV (NY Shares) (a)	400,000	8,272,000
Cohu, Inc.	400,000	8,448,000
KLA-Tencor Corp.	400,000	20,892,000
Lam Research Corp. (a)	125,000	5,387,500
MEMC Electronic Materials, Inc. (a)	500,000	16,745,000
Varian Semiconductor Equipment Associates, Inc. (a)	50,000	2,358,000
		62,102,500
Semiconductors – 19.4%
Altera Corp. (a)	1,000,000	20,040,000
Analog Devices, Inc.	725,000	27,651,500
ARM Holdings PLC sponsored ADR	1,250,000	9,000,000
Freescale Semiconductor, Inc.:
Class A (a)	250,000	6,722,500

See accompanying notes which are an integral part of the financial statements.

Annual Report 74

	Shares	Value (Note 1)
Class B (a)	450,000	$ 12,168,000
Intel Corp.	6,400,000	131,840,000
Intersil Corp. Class A	200,000	5,668,000
Linear Technology Corp.	500,000	18,430,000
Marvell Technology Group Ltd. (a)	400,000	24,488,000
Maxim Integrated Products, Inc.	500,000	19,545,000
National Semiconductor Corp.	1,225,000	34,361,250
PMC-Sierra, Inc. (a)	632,995	6,462,879
Q-Cells AG	45,000	4,571,048
Samsung Electronics Co. Ltd.	60,000	42,069,017
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000,000	9,730,000
		372,747,194

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		434,849,694

SOFTWARE – 16.9%
Application Software – 4.2%
Adobe Systems, Inc.	250,000	9,655,000
Amdocs Ltd. (a)	400,000	13,248,000
Autodesk, Inc.	200,000	7,530,000
BEA Systems, Inc. (a)	700,000	8,029,000
Citrix Systems, Inc. (a)	175,000	5,663,000
Cognos, Inc. (a)	250,000	9,609,207
Hyperion Solutions Corp. (a)	75,000	2,516,250
Mercury Interactive Corp. (a)	175,000	6,212,500
NAVTEQ Corp. (a)	75,000	3,473,250
Parametric Technology Corp. (a)	200,000	3,044,000
Quest Software, Inc. (a)	600,000	8,742,000
TIBCO Software, Inc. (a)	500,000	4,335,000
		82,057,207
Home Entertainment Software – 1.2%
Activision, Inc. (a)	1,200,000	15,000,000
Take-Two Interactive Software, Inc. (a)(d)	500,000	7,790,000
		22,790,000
Systems Software – 11.5%
Check Point Software Technologies Ltd. (a)	175,000	3,720,500
McAfee, Inc. (a)	175,000	4,070,500
Microsoft Corp.	3,500,000	94,150,000
Oracle Corp. (a)	7,200,000	89,424,000
Symantec Corp. (a)	1,500,000	25,335,000
Wind River Systems, Inc. (a)	250,000	3,867,500
		220,567,500

TOTAL SOFTWARE		325,414,707

SPECIALTY RETAIL – 0.4%
Computer & Electronics Retail – 0.4%
Best Buy Co., Inc.	150,000	8,079,000

See accompanying notes which are an integral part of the financial statements.

75 Annual Report

75

Technology Portfolio
Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

WIRELESS TELECOMMUNICATION SERVICES – 1.7%
Wireless Telecommunication Services – 1.7%
China Mobile (Hong Kong) Ltd. sponsored ADR	300,000	$ 7,269,000
Crown Castle International Corp. (a)	500,000	15,675,000
Sprint Nextel Corp.	300,000	7,209,000
Syniverse Holdings, Inc.	200,000	2,860,000
		33,013,000

TOTAL COMMON STOCKS
(Cost $1,828,905,482)	1,902,485,996

Convertible Preferred Stocks — 0.0%

COMMUNICATIONS EQUIPMENT – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(f)
(Cost $496,562)	33,100	0

Convertible Bonds — 0.2%
	Principal
	Amount

ELECTRICAL EQUIPMENT – 0.2%
Electrical Components & Equipment – 0.2%
Evergreen Solar, Inc. 4.375% 7/1/12 (e)
(Cost $2,020,000)	$ 2,020,000	4,393,500

Money Market Funds — 4.1%
	Shares
Fidelity Cash Central Fund, 4.57% (b)	26,869,861	26,869,861
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	51,850,525	51,850,525
TOTAL MONEY MARKET FUNDS
(Cost $78,720,386)		78,720,386

TOTAL INVESTMENT PORTFOLIO - 103.2%
(Cost $1,910,142,430)	1,985,599,882

NET OTHER ASSETS – (3.2)%		(62,283,552)
NET ASSETS – 100%	$ 1,923,316,330

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,393,500 or 0.2% of net assets.

(f) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1 or 0.0% of net assets.

Additional information on each holding is as follows:

See accompanying notes which are an integral part of the financial statements.

Annual Report 76

Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 496,562
ITF Optical Technologies, Inc. Series A	10/11/00	$ 3,269,910

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund		Income earned
Fidelity Cash Central Fund		$1,099,803
Fidelity Securities Lending Cash Central Fund		302,867
Total		$1,402,670

See accompanying notes which are an integral part of the financial statements.

77 Annual Report

77

Technology Portfolio
Investments - continued

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.8%
Taiwan	3.3%
Canada	2.6%
Bermuda	2.3%
Korea (South)	2.2%
United Kingdom	1.4%
Germany	1.3%
Cayman Islands	1.2%
India	1.1%
Others (individually less than 1%)	1.8%
100.0%

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $2,622,811,486 of which $1,844,360,998 and $778,450,488 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 78

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $50,779,998) — See accompanying schedule:
Unaffiliated issuers (cost $1,831,422,044)	$1,906,879,496
Affiliated Central Funds (cost $78,720,386)	78,720,386
Total Investments (cost $1,910,142,430)		$1,985,599,882
Foreign currency held at value (cost $3,890)		3,838
Receivable for fund shares sold		2,323,683
Dividends receivable		1,170,858
Interest receivable		119,794
Prepaid expenses		7,759
Other affiliated receivables		246
Other receivables		800,925
Total assets		1,990,026,985

Liabilities
Payable for investments purchased	$8,377,328
Payable for fund shares redeemed	4,641,498
Accrued management fee	913,986
Other affiliated payables	591,292
Other payables and accrued expenses	336,026
Collateral on securities loaned, at value	51,850,525
Total liabilities		66,710,655

Net Assets		$ 1,923,316,330
Net Assets consist of:
Paid in capital		$4,484,409,922
Distributions in excess of net investment income		(2,084)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,636,273,068)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,181,560
Net Assets, for 29,480,727 shares outstanding		$ 1,923,316,330

Net Asset Value, offering price and redemption price per share ($1,923,316,330 ÷ 29,480,727 shares)		$65.24

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$7,752,778
Interest		78,077
Income from affiliated Central Funds
(including $302,867 from security lending)		1,402,670
Total income		9,233,525

Expenses
Management fee	$10,713,846
Transfer agent fees	6,869,170
Accounting and security lending fees
	738,912
Independent trustees’ compensation	8,151
Custodian fees and expenses	197,808
Registration fees	54,997
Audit	46,834
Legal	15,345
Interest	1,268
Miscellaneous	23,414
Total expenses before reductions	18,669,745
Expense reductions	(1,161,482)	17,508,263

Net investment income (loss)		(8,274,738)
See accompanying notes which are an integral part of the financial statements.

79 Annual Report

Technology Portfolio
Financial Statements - continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $180,851)	160,428,930
Foreign currency transactions	(1,180,035)
Total net realized gain (loss)		159,248,895
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $278,480)	78,156,344
Assets and liabilities in foreign currencies	(10,385)
Total change in net unrealized appreciation (depreciation)		78,145,959
Net gain (loss)		237,394,854
Net increase (decrease) in net assets resulting from operations		$229,120,116

See accompanying notes which are an integral part of the financial statements.

Annual Report 80

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$(8,274,738)	$ 4,302,339
Net realized gain (loss)				159,248,895	189,387,528
Change in net unrealized appreciation (depreciation)				78,145,959	(375,897,548)
Net increase (decrease) in net assets resulting from operations				229,120,116	(182,207,681)
Distributions to shareholders from net investment income				—	(5,976,190)
Share transactions
Proceeds from sales of shares				453,428,844	381,187,720
Reinvestment of distributions				—	5,775,266
Cost of shares redeemed				(713,469,270)	(844,222,054)
Net increase (decrease) in net assets resulting from share transactions				(260,040,426)	(457,259,068)
Redemption fees				219,628	287,814
Total increase (decrease) in net assets				(30,700,682)	(645,155,125)

Net Assets
Beginning of period				1,954,017,012	2,599,172,137
End of period (including distributions in excess of net investment income of $2,084 and distributions in excess of net
investment income of $2,818, respectively)				$ 1,923,316,330	$ 1,954,017,012

Other Information
Shares
Sold				7,377,352	6,743,814
Issued in reinvestment of distributions				—	94,599
Redeemed				(11,808,572)	(14,886,227)
Net increase (decrease)				(4,431,220)	(8,047,814)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 57.62	$61.94	$38.44	$52.07	$69.00
Income from Investment Operations
Net investment income (loss)C	(.27)	.11D	(.42)	(.37)	(.45)
Net realized and unrealized gain (loss)	7.88	(4.28)	23.91	(13.28)	(16.50)
Total from investment operations	7.61	(4.17)	23.49	(13.65)	(16.95)
Distributions from net investment income	—	(.16)	—	—	—
Redemption fees added to paid in capitalC	01	.01	.01	.02	.02
Net asset value, end of period	$ 65.24	$57.62	$61.94	$38.44	$52.07
Total ReturnA,B	13.22%	(6.73)%	61.13%	(26.18)%	(24.54)%
Ratios to Average Net AssetsE
Expenses before reductions	99%	1.01%	1.19%	1.39%	1.19%
Expenses net of fee waivers, if any	99%	1.01%	1.19%	1.39%	1.19%
Expenses net of all reductions	93%	.94%	1.14%	1.22%	1.13%
Net investment income (loss)	(.44)%	.20%D	(.80)%	(.86) %	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,923,316	$ 1,954,017	$ 2,599,172	$ 1,484,150	$ 2,245,312
Portfolio turnover rate	100%	104%	127%	153%	184%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.48 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

81

Annual Report

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Business Services and Outsourcing Portfolio, Computers Portfolio, Developing Communications Portfolio, Electronics Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended February 28, 2005, dividend income has been increased $152,684 for Developing Communications Portfolio and $13,846 for Networking and Infrastructure Portfolio, with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of each applicable fund. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

82

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Business Services and Outsourcing Portfolio	$ 31,605,995	$8,594,792	$(406,566)	$8,188,226
Computers Portfolio	529,638,266	64,001,173	(44,349,026)	19,652,147
Developing Communications Portfolio	502,045,454	45,712,294	(43,182,420)	2,529,874
Electronics Portfolio	2,671,912,139	479,742,784	(193,256,974)	286,485,810
Networking and Infrastructure Portfolio	122,180,567	15,024,450	(6,185,755)	8,838,695
Software and Computer Services Portfolio	595,394,320	51,832,878	(83,668,071)	(31,835,193)
Technology Portfolio	1,922,309,280	222,717,625	(159,427,023)	63,290,602

			Undistributed
		Undistributed	Long-term	Capital Loss
		Ordinary Income	Capital Gain	Carryforward
Business Services and Outsourcing Portfolio		$105,164	$1,577,607	$—
Computers Portfolio		—	—	(801,330,392)
Developing Communications Portfolio		—	—	(1,232,103,818)
Electronics Portfolio		—	—	(2,795,466,298)
Networking and Infrastructure Portfolio		—	—	(196,502,774)
Software and Computer Services Portfolio		—	—	(101,031,277)
Technology Portfolio		—	—	(2,622,811,486)

The tax character of distributions paid was as follows:

February 28, 2006
		Ordinary	Long-term
		Income	Capital Gains	Total
Business Services and Outsourcing Portfolio		$—	$1,570,115	$1,570,115

February 28, 2005
		Ordinary	Long-term
		Income	Capital Gains	Total
Business Services and Outsourcing Portfolio		$—	$565,955	$565,955
Software and Computer Services Portfolio		8,110,612	—	8,110,612
Technology Portfolio		5,976,190	—	5,976,190

83 Annual Report

Notes to Financial Statements - continued 1. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Business Services and Outsourcing Portfolio	25,641,543	29,866,156
Computers Portfolio	642,584,300	824,895,258
Developing Communications Portfolio	767,822,325	888,113,419
Electronics Portfolio	2,091,323,563	2,499,365,252
Networking and Infrastructure Portfolio	203,420,216	205,631,851
Software and Computer Services Portfolio	360,241,030	562,445,747
Technology Portfolio	1,842,698,023	2,113,180,740

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Business Services and Outsourcing Portfolio	30%	.27%	.57%
Computers Portfolio	30%	.27%	.57%
Developing Communications Portfolio	30%	.27%	.57%
Electronics Portfolio	30%	.27%	.57%
Networking and Infrastructure Portfolio	30%	.27%	.57%
Software and Computer Services Portfolio	30%	.27%	.57%
Technology Portfolio	30%	.27%	.57%

Annual Report

84

4. Fees and Other Transactions with Affiliates - continued

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Business Services and Outsourcing Portfolio	$369
Computers Portfolio	1,300
Developing Communications Portfolio	1,333
Electronics Portfolio	3,714
Networking and Infrastructure Portfolio	40
Software and Computer Services Portfolio	2,221
Technology Portfolio	15,463

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Business Services and Outsourcing Portfolio	39%
Computers Portfolio	40%
Developing Communications Portfolio	42%
Electronics Portfolio	31%
Networking and Infrastructure Portfolio	43%
Software and Computer Services Portfolio	32%
Technology Portfolio	37%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Business Services and Outsourcing Portfolio	$720
Computers Portfolio	17,625
Developing Communications Portfolio	18,383
Electronics Portfolio	46,440
Networking and Infrastructure Portfolio	3,038
Software and Computer Services Portfolio	13,845
Technology Portfolio	38,273

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Business Services and Outsourcing Portfolio	$ 4,369
Computers Portfolio	32,900
Developing Communications Portfolio	98,416
Electronics Portfolio	117,401
Networking and Infrastructure Portfolio	31,045
Software and Computer Services Portfolio	87,980
Technology Portfolio	181,172

85 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Borrower or	Average Daily	Weighted Average	Interest
	Lender	Loan Balance	Interest Rate	Expense
Computers Portfolio	Borrower	$ 3,663,500	3.37%	$ 687
Developing Communications Portfolio	Borrower	1,471,250	3.88%	633
Technology Portfolio	Borrower	4,440,667	3.43%	1,268

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
	Loan Balance	Interest Rate
Developing Communications Portfolio	$ 6,101,000	3.50%

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

		Custody	Transfer Agent
	Brokerage Service	expense	expense
	Arrangements	reduction	reduction

Business Services and Outsourcing Portfolio	$ 13,757	$—	$—
Computers Portfolio	326,440	—	4,993
Developing Communications Portfolio	548,073	—	3,745
Electronics Portfolio	1,738,214	1,609	27,542
Networking and Infrastructure Portfolio	121,765	—	989
Software and Computer Services Portfolio	279,784	1,327	5,224
Technology Portfolio	1,135,632	127	25,723

Annual Report

86

9. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

87 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Business Services and Outsourcing Portfolio, Computers Portfolio, Developing Communications Portfolio, Electronics Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Business Services and Out-sourcing Portfolio, Computers Portfolio, Developing Communications Portfolio, Electronics Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 17, 2006

Annual Report

88

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR
Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Re-
search & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Business Services and Outsourcing (2005-present), Computers (2005-present), Developing
Communications (2005-present), Electronics (2005-present), Networking and Infrastructure (2005-present), Software and
Computer Services (2005-present), and Technology (2005-present). He also serves as Senior Vice President of other Fidelity funds
(2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enter-
prise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR
Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management posi-
tions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons
College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

89 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Annual Report 90

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

91 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998
Secretary of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastruc-
ture, Software and Computer Services, and Technology. He also serves as Secretary of other Fidelity funds; Vice President, General
Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.)
Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc.
(2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr.
Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Fross also serves as Assistant Secretary of other Fidelity funds
(2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking
and Infrastructure, Software and Computer Services, and Technology. Ms. Reynolds also serves as President and Treasurer of other
Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Business Services and Outsourcing, Computers, Developing Communications, Electronics,
Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Ganis also serves as AML officer of other
Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Good-
win Procter, LLP (2000-2002).

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking
and Infrastructure, Software and Computer Services, and Technology. Mr. Murphy also serves as Chief Financial Officer of other
Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group
(FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking
and Infrastructure, Software and Computer Services, and Technology. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is
Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc.
(2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc.
(2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and
Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institu-
tional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Annual Report 92

Name, Age; Principal Occupation

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer
(2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem-
pleton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS
(2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice
President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in
FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and
Infrastructure, Software and Computer Services, and Technology. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at
Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice
President and Head of Fund Reporting (1996-2003).

93 Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Business Services and Outsourcing	4/17/06	4/13/06	$—	$.69

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended February 28, 2006, or, if subsequently determined to be different, the net capital gain of such year.

February 28, 2006
Business Services and Outsourcing	$2,369,325

Annual Report

94

Board Approval of Investment Advisory Contracts and Management Fees

Select Business Services and Outsourcing
Select Computers
Select Developing Communications
Select Electronics
Select Networking and Infrastructure
Select Software and Computer Services
Select Technology

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

95 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 96

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic)1-800-544-5555

(automated graphic) Automated line for quickest service

SELTEC-UANN-0406	Corporate Headquarters
1.813668.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Utilities Sector

Telecommunications
Utilities Growth
Wireless

Annual Report

February 28, 2006

Contents

Chairman’s Message	3
Shareholder Expense Example	4
Fund Updates*
Utilities Sector
Telecommunications	5
Utilities Growth	13
Wireless	22
Notes to Financial Statements	31
Report of Independent Registered	35
Public Accounting Firm
Trustees and Officers	36
Distributions	41
Board Approval of Investment	42
Advisory Contracts and
Management Fees

* Fund updates for each Select Portfolio include: Performance, Management’s Discussion of Fund Performance, Investment Changes, Investments, and Financial Statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

2

Chairman’s Message
(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time-tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding — of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long-term success. The right mix of stocks, bonds and cash — aligned to your particular risk tolerance and investment objective — is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities — which historically have been the best performing asset class over time — is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle — investing regularly — can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy — known as dollar cost averaging — also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Edward C. Johnson 3d

3 Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005 to Febru-ary 28, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	September 1, 2005 to
	September 1, 2005	February 28, 2006	February 28, 2006
Telecommunications Portfolio
Actual	$ 1,000.00	$ 1,128.40	$5.44
HypotheticalA	$ 1,000.00	$ 1,019.69	$5.16
Utilities Growth Portfolio
Actual	$ 1,000.00	$ 1,072.10	$4.93
HypotheticalA	$ 1,000.00	$ 1,020.03	$4.81
Wireless Portfolio
Actual	$ 1,000.00	$ 1,081.10	$5.11
HypotheticalA	$ 1,000.00	$ 1,019.89	$4.96

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Telecommunications Portfolio	1.03%
Utilities Growth Portfolio	96%
Wireless Portfolio	99%

Annual Report

4

Telecommunications Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Telecommunications	21.54%	--1.28%	5.33%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Select Telecommunications Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

5 Annual Report

Telecommunications Portfolio

Management’s Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Telecommunications Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months that ended February 28, 2006, the fund returned 21.54%, beating the S&P 500 and the 14.95% return for the Goldman Sachs® Utilities Index. Strong stock selection among integrated telecommunication services providers — companies that typically offer both wireline and wireless services — and wireless-only carriers helped the fund outpace the sector index. An overweighted position in communications equipment stocks — which I increased during the period — further aided returns. Stock picking in this area, however, could have been better. A lack of exposure to some strong performing groups outside of the fund’s focus — including electric utilities — also dampened returns a bit. Among the top individual contributors to relative performance were Qwest Communications International, an integrated telecom provider based in the western United States, and NII Holdings, a wireless carrier operating in Latin America. Both stocks, which were overweighted positions on average, benefited as the companies grew revenues and profits. I sold NII late in the period. Other standouts included Corning and Motorola, communications equipment companies that saw strong demand for their products. Among the stocks that detracted from relative returns were Great Britain’s Vodafone Group, a leading wireless provider worldwide, and Nortel Networks, which makes networking equipment. Vodafone suffered from weakness in some of its European markets, while Nortel Networks lost ground as accounting irregularities and management changes shook investor confidence.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6

Telecommunications Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Qwest Communications
International, Inc.	12.1	10.9
AT&T, Inc.	11.2	10.5
Verizon Communications, Inc.	10.4	9.0
Sprint Nextel Corp.	7.8	9.6
QUALCOMM, Inc.	5.6	2.7
BellSouth Corp.	4.8	4.7
Nortel Networks Corp.	4.0	2.3
Cisco Systems, Inc.	3.9	0.4
Lucent Technologies, Inc.	3.4	1.6
Motorola, Inc.	3.2	6.0
	66.4

7 Annual Report

Telecommunications Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 98.5%
	Shares	Value (Note 1)

COMMUNICATIONS EQUIPMENT – 38.0%
Communications Equipment – 38.0%
ADC Telecommunications, Inc. (a)	342,600	$ 8,674,632
Alcatel SA sponsored ADR (a)(d)	726,500	9,807,750
Andrew Corp. (a)	106,500	1,444,140
Cisco Systems, Inc. (a)	764,200	15,467,408
Comverse Technology, Inc. (a)	225,200	6,476,752
Corning, Inc. (a)	448,600	10,950,326
JDS Uniphase Corp. (a)	3,101,900	9,429,776
Juniper Networks, Inc. (a)	576,000	10,592,640
Lucent Technologies, Inc. (a)	4,850,000	13,580,000
Motorola, Inc.	603,200	12,908,480
Nortel Networks Corp. (a)	5,672,800	16,224,208
Powerwave Technologies, Inc. (a)	101,400	1,488,552
QUALCOMM, Inc.	473,100	22,335,051
Tekelec (a)	219,800	2,947,518
Tellabs, Inc. (a)	705,900	10,369,671
		152,696,904

DIVERSIFIED TELECOMMUNICATION SERVICES – 39.9%
Integrated Telecommunication Services – 39.9%
AT&T, Inc.	1,626,442	44,873,535
BellSouth Corp.	615,000	19,421,700
Cbeyond Communications, Inc.	191,600	2,059,700
Cincinnati Bell, Inc. (a)	600,000	2,454,000
Comstar United Telesystems GDR (a)(e)	75,000	531,750
Qwest Communications International, Inc. (a)	7,714,044	48,752,758
SureWest Communications	10,000	252,800
Telenor ASA sponsored ADR	11,000	358,600
Verizon Communications, Inc.	1,243,924	41,920,239
		160,625,082

MEDIA – 2.7%
Broadcasting & Cable TV – 2.7%
EchoStar Communications Corp. Class A (a)	100,000	2,937,000
The DIRECTV Group, Inc. (a)	500,000	7,880,000
		10,817,000

WIRELESS TELECOMMUNICATION SERVICES – 17.9%
Wireless Telecommunication Services – 17.9%
ALLTEL Corp.	151,300	9,554,595
American Tower Corp. Class A (a)	260,000	8,275,800
Bharti Televentures Ltd. (a)	1,816	15,880

	Shares	Value (Note 1)
Crown Castle International Corp. (a)	213,200	$ 6,683,820
Dobson Communications Corp. Class A (a)	125,000	905,000
Investcom LLC GDR	185,000	3,209,750
Leap Wireless International, Inc. (a)	85,000	3,579,350
MTN Group Ltd.	140,000	1,361,316
Sprint Nextel Corp.	1,312,498	31,539,327
Syniverse Holdings, Inc.	21,700	310,310

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

Vimpel Communications sponsored ADR (a)	65,000	2,860,000
Vodafone Group PLC sponsored ADR	200,000	3,864,000
		72,159,148
TOTAL COMMON STOCKS
(Cost $358,667,503)		396,298,134
Money Market Funds — 4.2%
Fidelity Cash Central Fund, 4.57% (b)	7,374,174	7,374,174
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	9,376,125	9,376,125
TOTAL MONEY MARKET FUNDS
(Cost $16,750,299)		16,750,299
TOTAL INVESTMENT PORTFOLIO - 102.7%
(Cost $375,417,802)		413,048,433

NET OTHER ASSETS – (2.7)%		(10,714,526)
NET ASSETS – 100%		$402,333,907

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $531,750 or 0.1% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 82,981
Fidelity Securities Lending Cash Central Fund	116,790
Total	$ 199,771

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $525,296,523 of which $351,665,365, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

9

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $9,205,650) — See accompanying schedule:
Unaffiliated issuers (cost $358,667,503)	$396,298,134
Affiliated Central Funds (cost $16,750,299)	16,750,299
Total Investments (cost $375,417,802)		$413,048,433
Cash		539,060
Receivable for investments sold		968,905
Receivable for fund shares sold		5,702,709
Dividends receivable		93,705
Interest receivable		18,809
Prepaid expenses		1,426
Other affiliated receivables		997
Other receivables		384,042
Total assets		420,758,086

Liabilities
Payable for investments purchased	$8,062,363
Payable for fund shares redeemed	659,918
Accrued management fee	175,224
Other affiliated payables	120,664
Other payables and accrued expenses	29,885
Collateral on securities loaned, at value	9,376,125
Total liabilities		18,424,179

Net Assets		$402,333,907
Net Assets consist of:
Paid in capital		$893,863,277
Undistributed net investment income		965,295
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(530,125,296)
Net unrealized appreciation (depreciation) on investments		37,630,631
Net Assets, for 9,586,812 shares outstanding		$402,333,907
Net Asset Value, offering price and redemption price per share ($402,333,907 ÷ 9,586,812 shares)		$41.97

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$6,475,552
Interest		950
Income from affiliated Central Funds (including $116,790 from security lending)		199,771
Total income		6,676,273

Expenses
Management fee	$1,978,420
Transfer agent fees	1,392,567
Accounting and security lending fees
	176,689
Independent trustees’ compensation	1,498
Custodian fees and expenses	19,970
Registration fees	30,554
Audit	35,339
Legal	5,938
Miscellaneous	4,893
Total expenses before reductions	3,645,868
Expense reductions	(308,594)	3,337,274

Net investment income (loss)		3,338,999

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,555)	55,393,626
Foreign currency transactions	13,562
Total net realized gain (loss)		55,407,188
Change in net unrealized appreciation (depreciation) on investment securities		10,244,776
Net gain (loss)		65,651,964
Net increase (decrease) in net assets resulting from operations		$68,990,963

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$3,338,999	$	5,299,087
Net realized gain (loss)				55,407,188		42,732,867
Change in net unrealized appreciation (depreciation)				10,244,776		(57,132,074)
Net increase (decrease) in net assets resulting from operations				68,990,963		(9,100,120)
Distributions to shareholders from net investment income				(3,005,035)		(5,054,509)
Share transactions
Proceeds from sales of shares				116,810,248		51,781,700
Reinvestment of distributions				2,869,866		4,784,932
Cost of shares redeemed				(116,998,712)		(148,168,834)
Net increase (decrease) in net assets resulting from share transactions				2,681,402		(91,602,202)
Redemption fees				25,069		48,101
Total increase (decrease) in net assets				68,692,399		(105,708,730)

Net Assets
Beginning of period				333,641,508		439,350,238
End of period (including undistributed net investment income of $965,295 and undistributed net investment income of
$637,265, respectively)				$402,333,907		$333,641,508

Other Information
Shares
Sold				3,070,553		1,495,805
Issued in reinvestment of distributions				74,920		128,885
Redeemed				(3,137,526)		(4,322,254)
Net increase (decrease)				7,947		(2,697,564)

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$34.83	$35.79	$ 23.62	$30.55		$45.89
Income from Investment Operations
Net investment income (loss)C	36	.49D	.08	.03		.01
Net realized and unrealized gain (loss)	7.11	(.96)	12.13	(6.95)		(15.33)
Total from investment operations	7.47	(.47)	12.21	(6.92)		(15.32)
Distributions from net investment income	(.33)	(.49)	(.05)	(.03)		(.02)
Redemption fees added to paid in capitalC	—G	—G	.01	.02		—G
Net asset value, end of period	$41.97	$34.83	$ 35.79	$23.62		$30.55
Total ReturnA,B	21.54%	(1.40)%	51.78%	(22.60)%		(33.39)%
Ratios to Average Net AssetsE
Expenses before reductions	1.05%	1.09%	1.40%	1.56%		1.29%
Expenses net of fee waivers, if any	1.05%	1.09%	1.40%	1.56%		1.29%
Expenses net of all reductions	96%	1.02%	1.34%	1.34%		1.20%
Net investment income (loss)	96%	1.44%D	.27%	.13%		.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 402,334	$ 333,642	$ 439,350	$ 312,839		$ 456,116
Portfolio turnover rate	148%	56%	98%	163%		169%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Utilities Growth Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Past 10
	year	years	years
Select Utilities Growth	18.48%	0.29%	8.71%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 29, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

13 Annual Report

Utilities Growth Portfolio

Management’s Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Utilities Growth Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months ending February 28, 2006, the fund returned 18.48%, putting it ahead of the Goldman Sachs® Utilities Index, which returned 14.95%, and the S&P 500. Strong stock picking overall and an overweighting in integrated telecommunication services providers aided returns relative to the sector index. Both wireline and wireless telecom stocks benefited from a more stable competitive environment, while utilities stocks received a boost from higher energy prices. Top contributors to performance relative to the sector index included Qwest Communications, a large telecom company in the western United States with improving revenues and profits; NII Holdings, a Latin American wireless carrier fueled by accelerating subscriber growth; and Public Service Enterprise, a New Jersey-based utility with regulated and unregulated businesses poised to merge with Exelon, a large nuclear power operator. I sold NII Holdings during the period. While no one stock made a huge dent in returns, overweightings in Verizon Communications and EchoStar Communications hampered relative returns. Shares of Verizon, a Northeast integrated telecom provider, made little headway as investors worried that the company had overspent on building new networks and acquiring MCI. Competitive threats from telecom and cable companies dogged EchoStar, an attractively valued satellite TV operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

14

Utilities Growth Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Verizon Communications, Inc.	13.7	8.9
AT&T, Inc.	12.6	9.5
BellSouth Corp.	10.7	8.9
Sprint Nextel Corp.	8.6	8.9
Public Service Enterprise Group,
Inc.	4.7	4.3
Qwest Communications
International, Inc.	4.6	2.7
Exelon Corp.	4.6	5.4
TXU Corp.	3.1	3.5
Entergy Corp.	3.1	3.3
AES Corp.	3.0	3.3
	68.7

15 Annual Report

Utilities Growth Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 97.0%
	Shares	Value (Note 1)

DIVERSIFIED TELECOMMUNICATION SERVICES – 44.0%
Integrated Telecommunication Services – 44.0%
Alaska Communication Systems Group, Inc.	137,700	$ 1,527,093
AT&T, Inc.	1,367,226	37,721,765
BellSouth Corp.	1,008,100	31,835,798
Cbeyond Communications, Inc.	159,200	1,711,400
Cincinnati Bell, Inc. (a)	291,600	1,192,644
NTELOS Holding Corp.	13,600	160,480
Qwest Communications International, Inc. (a)	2,184,600	13,806,672
TELUS Corp. (non-vtg.)	63,300	2,462,580
Verizon Communications, Inc.	1,215,410	40,959,317
		131,377,749

ELECTRIC UTILITIES – 20.2%
Electric Utilities – 20.2%
Allegheny Energy, Inc. (a)	149,000	5,328,240
Edison International	116,400	5,163,504
Entergy Corp.	126,600	9,179,766
Exelon Corp.	240,700	13,746,377
FirstEnergy Corp.	177,400	9,061,592
FPL Group, Inc.	168,800	7,077,784
Northeast Utilities	22,300	437,526
PPL Corp.	39,300	1,249,740
Southern Co.	263,800	8,977,114
		60,221,643

GAS UTILITIES – 0.4%
Gas Utilities – 0.4%
ONEOK, Inc.	28,000	856,520
UGI Corp.	19,200	431,040
		1,287,560

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 10.5%
Independent Power & Energy Trade – 10.5%
AES Corp. (a)	525,700	9,094,610
Constellation Energy Group, Inc.	57,000	3,348,180
Mirant Corp. (a)	290,400	7,143,840
NRG Energy, Inc. (a)	60,000	2,595,000
TXU Corp.	176,000	9,220,640
		31,402,270

MEDIA – 1.3%
Broadcasting & Cable TV – 1.3%
EchoStar Communications Corp. Class A (a)	73,100	2,146,947
The DIRECTV Group, Inc. (a)	101,200	1,594,912
		3,741,859

	Shares	Value (Note 1)

MULTI-UTILITIES – 7.6%
Multi-Utilities – 7.6%
CMS Energy Corp. (a)	171,600	$ 2,416,128
Dominion Resources, Inc.	41,600	3,124,160

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Public Service Enterprise Group, Inc.	201,900	14,009,841
Sempra Energy	67,200	3,214,848
		22,764,977

WIRELESS TELECOMMUNICATION SERVICES – 13.0%
Wireless Telecommunication Services – 13.0%
ALLTEL Corp.	141,169	8,914,822
American Tower Corp. Class A (a)	29,585	941,691
Crown Castle International Corp. (a)	43,500	1,363,725
Dobson Communications Corp. Class A (a)	235,700	1,706,468
Sprint Nextel Corp.	1,071,223	25,741,489
		38,668,195

TOTAL COMMON STOCKS
(Cost $276,143,566)		289,464,253

Money Market Funds — 1.4%

Fidelity Cash Central Fund, 4.57% (b)
(Cost $4,121,659)	4,121,659	4,121,659

TOTAL INVESTMENT PORTFOLIO - 98.4%
(Cost $280,265,225)		293,585,912

NET OTHER ASSETS – 1.6%		4,785,016
NET ASSETS – 100%		$298,370,928

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

17

Utilities Growth Portfolio
Investments - continued

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 138,088
Fidelity Securities Lending Cash Central Fund	34,279
Total	$ 172,367

Income Tax Information

At February 28, 2006, the fund had a capital loss carryforward of approximately $94,867,710 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.
Annual Report	18

Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value — See accompanying schedule:
Unaffiliated issuers (cost $276,143,566)	$289,464,253
Affiliated Central Funds (cost $4,121,659)	4,121,659
Total Investments (cost $280,265,225)		$293,585,912
Receivable for investments sold		697,210
Receivable for fund shares sold		4,426,791
Dividends receivable		320,727
Interest receivable		17,157
Prepaid expenses		1,446
Other affiliated receivables		737
Other receivables		94,434
Total assets		299,144,414

Liabilities
Payable for fund shares redeemed	$529,152
Accrued management fee	134,476
Transfer agent fee payable	70,497
Other affiliated payables	13,093
Other payables and accrued expenses	26,268
Total liabilities		773,486

Net Assets		$298,370,928
Net Assets consist of:
Paid in capital		$385,738,881
Undistributed net investment income		315,700
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(101,004,340)
Net unrealized appreciation (depreciation) on investments		13,320,687
Net Assets, for 6,424,754 shares outstanding		$298,370,928
Net Asset Value, offering price and redemption price per share ($298,370,928 ÷ 6,424,754 shares)		$46.44

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$8,319,553
Interest		198
Income from affiliated Central Funds (including $34,279 from security lending)		172,367
Total income		8,492,118

Expenses
Management fee	$1,836,083
Transfer agent fees	1,027,634
Accounting and security lending fees
	162,376
Independent trustees’ compensation	1,512
Custodian fees and expenses	15,477
Registration fees	28,153
Audit	35,245
Legal	3,649
Miscellaneous	4,870
Total expenses before reductions	3,114,999
Expense reductions	(144,480)	2,970,519

Net investment income (loss)		5,521,599
Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investment securities:

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Utilities Growth Portfolio
Financial Statements - continued

Unaffiliated issuers	62,376,111
Foreign currency transactions	7,981
Total net realized gain (loss)		62,384,092
Change in net unrealized appreciation (depreciation) on investment securities		(16,994,242)
Net gain (loss)		45,389,850
Net increase (decrease) in net assets resulting from operations		$50,911,449
See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Changes in Net Assets
				Year ended		Year ended
				February 28,		February 28,
				2006		2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$5,521,599	$	5,270,208
Net realized gain (loss)				62,384,092		30,461,218
Change in net unrealized appreciation (depreciation)				(16,994,242)		11,299,969
Net increase (decrease) in net assets resulting from operations				50,911,449		47,031,395
Distributions to shareholders from net investment income				(6,178,163)		(4,964,482)
Share transactions
Proceeds from sales of shares				150,205,440		205,464,053
Reinvestment of distributions				5,869,756		4,725,459
Cost of shares redeemed				(227,229,266)		(134,631,549)
Net increase (decrease) in net assets resulting from share transactions				(71,154,070)		75,557,963
Redemption fees				60,121		63,132
Total increase (decrease) in net assets				(26,360,663)		117,688,008

Net Assets
Beginning of period				324,731,591		207,043,583
End of period (including undistributed net investment income of $315,700 and undistributed net investment income of
$995,565, respectively)				$298,370,928		$324,731,591

Other Information
Shares
Sold				3,527,344		5,461,648
Issued in reinvestment of distributions				135,825		123,302
Redeemed				(5,348,558)		(3,575,021)
Net increase (decrease)				(1,685,389)		2,009,929

Financial Highlights
Years ended February 28,	2006	2005	2004F	2003		2002
Selected Per-Share Data
Net asset value, beginning of period	$40.04	$33.94	$24.44	$34.32		$50.37
Income from Investment Operations
Net investment income (loss)C	73	.76D,G	.43	.44		.33
Net realized and unrealized gain (loss)	6.59	5.95	9.46	(9.85)		(15.20)
Total from investment operations	7.32	6.71	9.89	(9.41)		(14.87)
Distributions from net investment income	(.93)	(.62)	(.40)	(.48)		(.26)
Distributions from net realized gain	—	—	—	—		(.93)
Total distributions	(.93)	(.62)	(.40)	(.48)		(1.19)
Redemption fees added to paid in capitalC	01	.01	.01	.01		.01
Net asset value, end of period	$46.44	$40.04	$33.94	$24.44		$34.32
Total ReturnA,B	18.48%	19.90%	40.71%	(27.55)%		(29.94)%
Ratios to Average Net AssetsE
Expenses before reductions	97%	1.02%	1.23%	1.30%		1.11%
Expenses net of fee waivers, if any	97%	1.02%	1.23%	1.30%		1.11%
Expenses net of all reductions	92%	.99%	1.19%	1.17%		1.09%
Net investment income (loss)	1.71%	2.06%D,G	1.44%	1.56%		.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 298,371	$ 324,732	$ 207,044	$ 161,359		$ 274,894
Portfolio turnover rate	101%	51%	76%	139%		54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.	B Total returns do not include the effect of the former sales charges.		C Calculated based on average shares outstanding during the
period. D Investment income per share reflects a special dividend which amounted to $.22 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.						E Expense ratios reflect

operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund. FFor the year ended February 29. GAs a result of the change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of the net investment income to average net assets for the year ended February 28, 2005, have been reduced by $0.02 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

21

Annual Report

Wireless Portfolio Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended February 28, 2006	Past 1	Past 5	Life of
	year	years	fundA
Select Wireless	26.54%	--0.06%	--5.84%

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

22

Wireless Portfolio

Management’s Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Wireless Portfolio

With the exception of several popular large-cap stock performance measures, most major U.S. equity benchmarks had double-digit returns for the year ending February 28, 2006. For much of the period, market gains were driven largely by the energy sector, although utilities ultimately sneaked into the top spot for the year overall. Financials and telecommunication services also reached double figures, outperforming the 8.40% return of the broader market as measured by the large-cap-oriented Standard & Poor’s 500SM Index. The consumer discretionary segment — home to the weak performing automobile and media industries — was the biggest disappointment. Although the overall return for the S&P 500® beat the small-cap Russell 2000® Index in calendar year 2005 — the first time that’s happened in six years — small-caps stormed back in early 2006, leading to a 16.59% advance during the past 12 months, nearly twice the broader market’s gain. Mid-caps soared even higher, returning 17.67% according to the Russell Midcap® Index. The technology-heavy NASDAQ Composite® Index also fared well, climbing 12.13%, but the Dow Jones Industrial AverageSM, an index of 30 large-cap, blue-chip stocks, managed to rise only 4.52% .

For the 12 months ending February 28, 2006, the fund returned 26.54%, beating the Goldman Sachs® Utilities Index, which returned 14.95%, and the S&P 500. The fund benefited from strong stock selection among wireless telecommunication services stocks, which rallied nicely, pushed higher by positive subscriber growth trends and a more favorable competitive environment. A sizable overweighting on average in communications equipment stocks also helped propel the fund past the sector index. The fund lost a bit of ground because it does not invest in certain industries, such as electric utilities, that are included in the sector index and did well during the period. Among the top individual contributors were NII Holdings, which provides push-to-talk wireless services in Latin America, and Nextel Partners, which operates in secondary U.S. markets. The fund had overweightings on average in both stocks, which I sold late in the period to lock in profits. Communications equipment stocks benefited as the wireless carriers invested in expanding their coverage and capacity. Motorola, which makes wireless handsets and networking equipment, did particularly well. Wireless tower companies further aided returns, led by Crown Castle International. By contrast, Great Britain’s Vodafone, the world’s largest wireless provider, detracted from relative performance. It declined as subscriber growth slowed in some European markets. In addition, we had weak results in the electronic equipment area, as Symbol Technologies — which makes wireless handheld devices — fell amid a management change that unsettled investors. Motorola, Crown Castle, Vodafone and Symbol were not in the sector index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

23 23 Annual Report

Wireless Portfolio
Investment Changes

Top Ten Stocks as of February 28, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
QUALCOMM, Inc.	9.0	3.6
Sprint Nextel Corp.	8.5	10.6
ALLTEL Corp.	5.5	5.4
Motorola, Inc.	5.4	5.8
Harris Corp.	5.3	4.8
American Tower Corp. Class A	5.2	7.3
Comverse Technology, Inc.	5.1	4.3
Crown Castle International Corp.	4.9	3.8
Research In Motion Ltd.	4.1	0.7
Verizon Communications, Inc.	3.5	1.8
	56.5

Annual Report 24

Wireless Portfolio
Investments February 28, 2006
Showing Percentage of Net Assets

Common Stocks — 98.2%
	Shares	Value (Note 1)

COMMUNICATIONS EQUIPMENT – 38.7%
Communications Equipment – 38.7%
Andrew Corp. (a)	962,200	$ 13,047,432
Arris Group, Inc. (a)	200,000	2,538,000
Comverse Technology, Inc. (a)	895,120	25,743,651
Harris Corp.	583,000	26,631,440
Lucent Technologies, Inc. (a)	907,900	2,542,120
Motorola, Inc.	1,267,880	27,132,632
Nokia Corp. sponsored ADR	186,100	3,457,738
Nortel Networks Corp. (a)	627,900	1,795,794
Powerwave Technologies, Inc. (a)	548,000	8,044,640
QUALCOMM, Inc.	963,300	45,477,394
Research In Motion Ltd. (a)	288,700	20,435,025
Sierra Wireless, Inc. (a)(d)	305,800	3,633,587
Tekelec (a)	534,800	7,171,668
Telefonaktiebolaget LM (B Shares) sponsored ADR	202,500	6,905,250
		194,556,371

COMPUTERS & PERIPHERALS – 2.7%
Computer Hardware – 2.7%
Palm, Inc. (a)(d)	332,300	13,723,990
DIVERSIFIED TELECOMMUNICATION SERVICES – 8.8%
Integrated Telecommunication Services – 8.8%
AT&T, Inc.	569,100	15,701,469
BellSouth Corp.	291,000	9,189,780
NTELOS Holding Corp.	24,200	285,560
Telenor ASA sponsored ADR	40,700	1,326,820
Verizon Communications, Inc.	519,800	17,517,260
		44,020,889

ELECTRONIC EQUIPMENT & INSTRUMENTS – 4.4%
Electronic Equipment & Instruments – 2.7%
Symbol Technologies, Inc.	1,175,300	13,656,986
Electronic Manufacturing Services – 1.7%
Trimble Navigation Ltd. (a)	203,000	8,304,730

TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		21,961,716

INTERNET SOFTWARE & SERVICES – 2.2%
Internet Software & Services – 2.2%
Openwave Systems, Inc. (a)	570,066	11,315,810
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.4%
Semiconductors – 3.4%
AMIS Holdings, Inc. (a)	707,300	6,096,926
Atheros Communications, Inc. (a)	22,000	452,760
Atmel Corp. (a)	208,200	947,310
DSP Group, Inc. (a)	153,900	4,139,910
RF Micro Devices, Inc. (a)	815,600	5,488,988
		17,125,894

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

25

Wireless Portfolio
Investments - continued

	Shares	Value (Note 1)

WIRELESS TELECOMMUNICATION SERVICES – 38.0%
Wireless Telecommunication Services – 38.0%
ALLTEL Corp.	432,988	$ 27,343,192
American Tower Corp. Class A (a)(d)	820,492	26,116,260
Bharti Televentures Ltd. (a)	994,335	8,695,126
Crown Castle International Corp. (a)	784,500	24,594,075
Dobson Communications Corp. Class A (a)	950,000	6,878,000
Investcom LLC GDR	700,000	12,145,000
Leap Wireless International, Inc. (a)	308,600	12,995,146
MTN Group Ltd.	572,500	5,566,810
Sprint Nextel Corp.	1,782,931	42,843,832
Syniverse Holdings, Inc.	184,100	2,632,630
Vimpel Communications sponsored ADR (a)	239,700	10,546,800
Vodafone Group PLC sponsored ADR	448,000	8,655,360
Wireless Facilities, Inc. (a)	425,000	1,912,500
		190,924,731

TOTAL COMMON STOCKS
(Cost $452,355,574)		493,629,401

Money Market Funds — 4.8%

Fidelity Cash Central Fund, 4.57% (b)	10,680,384	10,680,384
Fidelity Securities Lending Cash Central Fund, 4.58% (b)(c)	13,438,200	13,438,200
TOTAL MONEY MARKET FUNDS
(Cost $24,118,584)		24,118,584

TOTAL INVESTMENT PORTFOLIO - 103.0%
(Cost $476,474,158)		517,747,985

NET OTHER ASSETS – (3.0)%		(15,045,493)
NET ASSETS – 100%		$502,702,492

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.
Annual Report	26

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 229,742
Fidelity Securities Lending Cash Central Fund	200,252
Total	$ 429,994
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	83.4%
Canada	5.2%
United Arab Emirates	2.4%
Russia	2.1%
India	1.7%
United Kingdom	1.7%
Sweden	1.4%
South Africa	1.1%
Others (individually less than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

27

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities
		February 28, 2006

Assets
Investment in securities, at value (including securities loaned of $13,363,657) — See accompanying schedule:
Unaffiliated issuers (cost $452,355,574)	$493,629,401
Affiliated Central Funds (cost $24,118,584)	24,118,584
Total Investments (cost $476,474,158)		$517,747,985
Receivable for investments sold		3,924,295
Receivable for fund shares sold		1,253,199
Dividends receivable		243,772
Interest receivable		35,143
Prepaid expenses		1,591
Other affiliated receivables		1,121
Other receivables		116,504
Total assets		523,323,610

Liabilities
Payable for investments purchased	$5,579,006
Payable for fund shares redeemed	1,084,441
Accrued management fee	235,908
Other affiliated payables	147,270
Other payables and accrued expenses	136,293
Collateral on securities loaned, at value	13,438,200
Total liabilities		20,621,118

Net Assets		$502,702,492
Net Assets consist of:
Paid in capital		$434,176,798
Undistributed net investment income		161,188
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		27,186,352
Net unrealized appreciation (depreciation) on investments		41,178,154
Net Assets, for 69,836,146 shares outstanding		$502,702,492
Net Asset Value, offering price and redemption price per share ($502,702,492 ÷ 69,836,146 shares)		$7.20

Statement of Operations
		Year ended February 28, 2006

Investment Income
Dividends		$3,474,828
Interest		3,348
Income from affiliated Central Funds (including $200,252 from security lending)		429,994
Total income		3,908,170

Expenses
Management fee	$2,390,692
Transfer agent fees	1,463,237
Accounting and security lending fees
	213,514
Independent trustees’ compensation	1,768
Custodian fees and expenses	28,434
Registration fees	56,271
Audit	35,486
Legal	2,328
Miscellaneous	6,165
Total expenses before reductions	4,197,895
Expense reductions	(472,962)	3,724,933

Net investment income (loss)		183,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Investment securities:
Unaffiliated issuers (net of foreign taxes of $26,861)	122,870,588
Foreign currency transactions	1,548
Total net realized gain (loss)		122,872,136
Change in net unrealized appreciation (depreciation) on investment securities (net of increase in deferred foreign taxes
of $95,673)		(26,620,651)
Net gain (loss)		96,251,485
Net increase (decrease) in net assets resulting from operations		$96,434,722

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				February 28,	February 28,
				2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$183,237 $	(996,709)
Net realized gain (loss)				122,872,136	42,445,395
Change in net unrealized appreciation (depreciation)				(26,620,651)	9,980,493
Net increase (decrease) in net assets resulting from operations				96,434,722	51,429,179
Share transactions
Proceeds from sales of shares				340,148,847	489,721,414
Cost of shares redeemed				(306,680,611)	(451,775,776)
Net increase (decrease) in net assets resulting from share transactions				33,468,236	37,945,638
Redemption fees				94,936	289,802
Total increase (decrease) in net assets				129,997,894	89,664,619

Net Assets
Beginning of period				372,704,598	283,039,979
End of period (including undistributed net investment income of $161,188 and $0, respectively)				$ 502,702,492	$372,704,598

Other Information
Shares
Sold				52,205,281	94,401,410
Redeemed				(47,885,529)	(87,222,522)
Net increase (decrease)				4,319,752	7,178,888

Financial Highlights
Years ended February 28,	2006	2005	2004E	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$5.69	$4.85	$2.42	$3.68	$7.22
Income from Investment Operations
Net investment income (loss)C	—F	(.01)	(.03)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.51	.85	2.46	(1.23)	(3.50)
Total from investment operations	1.51	.84	2.43	(1.26)	(3.54)
Redemption fees added to paid in capitalC	—F	—F	—F	—F	—F
Net asset value, end of period	$7.20	$5.69	$4.85	$2.42	$3.68
Total ReturnA,B	26.54%	17.32%	100.41%	(34.24)%	(49.03)%
Ratios to Average Net AssetsD
Expenses before reductions	1.00%	1.04%	1.55%	2.17%	1.59%
Expenses net of fee waivers, if any	1.00%	1.04%	1.55%	2.17%	1.59%
Expenses net of all reductions	89%	.97%	1.43%	2.01%	1.54%
Net investment income (loss)	04%	(.27)%	(.77)%	(1.16)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 502,702	$ 372,705	$ 283,040	$51,720	$77,266
Portfolio turnover rate	162%	96%	79%	110%	148%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.B Total returns do not include the effect of the former sales charges.C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Notes to Financial Statements For the period ended February 28, 2006

1. Significant Accounting Policies.

Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio (the funds) are non-diversified funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (commencing at 10:00 a.m. Eastern time until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund’s investments are valued as of these times for the purpose of computing the fund’s hourly NAV. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Fidelity may suspend the calculation of one or more hourly NAVs for funds for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

31 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, non-taxable dividends, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for			Net Unrealized
	Federal Income	Unrealized	Unrealized	Appreciation/
	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Telecommunications Portfolio	$ 380,246,570	$ 56,760,362	$(23,958,499)	$32,801,863
Utilities Growth Portfolio	286,401,853	23,666,248	(16,482,189)	7,184,059
Wireless Portfolio	480,089,030	53,567,165	(15,908,210)	37,658,955

			Undistributed
		Undistributed	Long-term	Capital Loss
		Ordinary Income	Capital Gain	Carryforward
Telecommunications Portfolio		$ 966,197	$—	$(525,296,523)
Utilities Growth Portfolio		316,937	—	(94,867,710)
Wireless Portfolio		158,119	30,120,872	—

The tax character of distributions paid was as follows:

February 28, 2006
				Ordinary Income
Telecommunications Portfolio				$3,005,035
Utilities Growth Portfolio				6,178,163

February 28, 2005
				Ordinary Income
Telecommunications Portfolio				$5,054,509
Utilities Growth Portfolio				4,964,482

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

Annual Report

32

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Telecommunications Portfolio	516,635,738	510,994,912
Utilities Growth Portfolio	321,534,809	399,345,108
Wireless Portfolio	699,246,687	671,141,774

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets was as follows:

	Individual Rate	Group Rate	Total
Telecommunications Portfolio	30%	.27%	.57%
Utilities Growth Portfolio	30%	.27%	.57%
Wireless Portfolio	30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Telecommunications Portfolio	$ 4,228
Utilities Growth Portfolio	4,926
Wireless Portfolio	175

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Telecommunications Portfolio	40%
Utilities Growth Portfolio	32%
Wireless Portfolio	35%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained
by FSC
Telecommunications Portfolio	$ 7,830
Utilities Growth Portfolio	5,970
Wireless Portfolio	13,028

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$ 48,031
Utilities Growth Portfolio	17,015
Wireless Portfolio	25,931

33 Annual Report

Notes to Financial Statements - continued 5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
		Custody	Agent
	Brokerage Service	expense	expense
	Arrangements	reduction	reduction
Telecommunications Portfolio	$ 305,144	$225	$3,225
Utilities Growth Portfolio	141,020	—	3,460
Wireless Portfolio	466,872	—	6,090

8. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio(funds of Fidelity Select Porfolios) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Select Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts April 13, 2006

35 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)

Year of Election or Appointment: 1980
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR
Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Re-
search & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Telecommunications (2005-present), Utilities Growth (2005-present), and Wireless
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of
FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005),
Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity
Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional
Retirement Group (1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report 36

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust &
Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The De-
pository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation
(NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities
Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing
Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College
(2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present).
He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc.
(mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker
International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo-
ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National
Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.
Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services).
He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich-
field Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and
President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a
Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service,
2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre-
viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998.
Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corpora-
tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of
Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica-
tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress
Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University
of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member
(2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and
Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the
Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical
Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi-
tions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee
(2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation
(telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capi-
tal (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International
Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001).
He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the
Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr.
Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr.
Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief
Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public
Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document man-
agement solutions, 1998-present).

Annual Report 38

Name, Age; Principal Occupation

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman
(2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds
(1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F.
Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998 or 2000
Secretary of Telecommunications (1998), Utilities Growth (1998), and Wireless (2000). He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of
Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity
Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law
School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC)
(1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Telecommunications, Utilities Growth, and Wireless. Mr. Fross also serves as Assistant Secretary of other
Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.
Christine Reynolds (47)

Year of Election or Appointment: 2004
President and Treasurer of Telecommunications, Utilities Growth, and Wireless. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before join-
ing Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of Telecommunications, Utilities Growth, and Wireless. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).
Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Telecommunications, Utilities Growth, and Wireless. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services
Group (FPCMS).
Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Telecommunications, Utilities Growth, and Wireless. Mr. Rathgeber also serves as Chief Compliance
Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present).
He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc.
(2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc.
(2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and
Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Mehrmann also serves as Deputy Treasurer of other
Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Invest-
ments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of Telecommunications, Utilities Growth, and Wireless. Ms. Monasterio also serves as Deputy Treasurer of other
Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer
(2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem-
pleton Services, LLC (2000-2004).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Robins also serves as Deputy Treasurer of other
Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at
KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission
(2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Byrnes also serves as Assistant Treasurer of other
Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of
FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986 or 2000
Assistant Treasurer of Telecommunications (1986), Utilities Growth (1986), and Wireless (2000). Mr. Costello also serves as Assis-
tant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004
Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Lydecker also serves as Assistant Treasurer of other
Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Osterheld also serves as Assistant Treasurer of other
Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Ryan also serves as Assistant Treasurer of other
Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund
Reporting in FPCMS (1999-2005).
Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Schiavone also serves as Assistant Treasurer of other
Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 40

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Telecommunications	4/10/06	4/7/06	$ .07	$—
Utilities Growth	4/10/06	4/7/06	$ .06	$—
Wireless	4/10/06	4/7/06	$ —	$.44

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Wireless	$30,705,556

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Telecommunications	April 2005	100%
	December 2005	100%
Utilities Growth	April 2005	100%
	December 2005	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Telecommunications	April 2005	100%
	December 2005	100%
Utilities Growth	April 2005	100%
	December 2005	100%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Select Telecommunications
Select Utilities Growth
Select Wireless

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub-advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non-discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub-advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub-advisory agreements; (iv) the day-to-day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agreement or result in an assignment and termination of each fund’s management contract or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

Annual Report

42

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

43 43 Annual Report

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated graphic) 1-800-544-5555

(automated graphic) Automated line for quickest service

SELUTL-UANN-0406	Corporate Headquarters
1.813624.101	82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, February 28, 2006, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Business Services and Outsourcing Portfolio, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolios, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Money Market Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio and Wireless Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Air Transportation Portfolio	$28,000	$32,000
Automotive Portfolio	$28,000	$32,000
Banking Portfolio	$30,000	$34,000
Biotechnology Portfolio	$33,000	$37,000
Brokerage and Investment Management Portfolio	$31,000	$33,000
Business Services and Outsourcing Portfolio	$28,000	$32,000
Chemicals Portfolio	$29,000	$32,000
Computers Portfolio	$30,000	$34,000
Construction and Housing Portfolios	$29,000	$32,000
Consumer Industries Portfolio	$28,000	$32,000
Cyclical Industries Portfolio	$29,000	$33,000
Defense and Aerospace Portfolio	$31,000	$33,000
Developing Communications Portfolio	$30,000	$34,000
Electronics Portfolio	$36,000	$40,000
Energy Portfolio	$34,000	$33,000
Energy Service Portfolio	$32,000	$33,000
Environmental Portfolio	$28,000	$32,000
Financial Services Portfolio	$31,000	$34,000
Food and Agriculture Portfolio	$29,000	$32,000
Gold Portfolio	$31,000	$34,000
Health Care Portfolio	$36,000	$37,000
Home Finance Portfolio	$30,000	$34,000
Industrial Equipment Portfolio	$28,000	$32,000
Industrial Materials Portfolio	$29,000	$32,000
Insurance Portfolio	$29,000	$33,000
Leisure Portfolio	$29,000	$33,000
Medical Delivery Portfolio	$32,000	$33,000
Medical Equipment and Systems Portfolio	$32,000	$34,000
Money Market Portfolio	$28,000	$32,000
Multimedia Portfolio	$29,000	$32,000
Natural Gas Portfolio	$33,000	$33,000
Natural Resources Portfolio	$30,000	$32,000
Networking and Infrastructure Portfolio	$28,000	$32,000
Paper and Forest Products Portfolio	$28,000	$32,000
Pharmaceuticals Portfolio	$29,000	$32,000
Retailing Portfolio	$29,000	$32,000
Software and Computer Services Portfolio	$30,000	$34,000
Technology Portfolio	$34,000	$38,000
Telecommunications Portfolio	$29,000	$33,000
Transportation Portfolio	$29,000	$32,000
Utilities Growth Portfolio	$29,000	$33,000
Wireless Portfolio	$29,000	$33,000
All funds in the Fidelity Group of Funds audited by PwC	$12,500,000	$11,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Air Transportation Portfolio	$0	$0
Automotive Portfolio	$0	$0
Banking Portfolio	$0	$0
Biotechnology Portfolio	$0	$0
Brokerage and Investment Management Portfolio	$0	$0
Business Services and Outsourcing Portfolio	$0	$0
Chemicals Portfolio	$0	$0
Computers Portfolio	$0	$0
Construction and Housing Portfolios	$0	$0
Consumer Industries Portfolio	$0	$0
Cyclical Industries Portfolio	$0	$0
Defense and Aerospace Portfolio	$0	$0
Developing Communications Portfolio	$0	$0
Electronics Portfolio	$0	$0
Energy Portfolio	$0	$0
Energy Service Portfolio	$0	$0
Environmental Portfolio	$0	$0
Financial Services Portfolio	$0	$0
Food and Agriculture Portfolio	$0	$0
Gold Portfolio	$0	$0
Health Care Portfolio	$0	$0
Home Finance Portfolio	$0	$0
Industrial Equipment Portfolio	$0	$0
Industrial Materials Portfolio	$0	$0
Insurance Portfolio	$0	$0
Leisure Portfolio	$0	$0
Medical Delivery Portfolio	$0	$0
Medical Equipment and Systems Portfolio	$0	$0
Money Market Portfolio	$0	$0
Multimedia Portfolio	$0	$0
Natural Gas Portfolio	$0	$0
Natural Resources Portfolio	$0	$0
Networking and Infrastructure Portfolio	$0	$0
Paper and Forest Products Portfolio	$0	$0
Pharmaceuticals Portfolio	$0	$0
Retailing Portfolio	$0	$0
Software and Computer Services Portfolio	$0	$0
Technology Portfolio	$0	$0
Telecommunications Portfolio	$0	$0
Transportation Portfolio	$0	$0
Utilities Growth Portfolio	$0	$0
Wireless Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Air Transportation Portfolio	$2,000	$1,900
Automotive Portfolio	$2,000	$1,900
Banking Portfolio	$2,000	$1,900
Biotechnology Portfolio	$2,000	$1,900
Brokerage and Investment Management Portfolio	$2,000	$1,900
Business Services and Outsourcing Portfolio	$2,000	$1,900
Chemicals Portfolio	$2,000	$1,900
Computers Portfolio	$2,000	$1,900
Construction and Housing Portfolios	$2,000	$1,900
Consumer Industries Portfolio	$2,000	$1,900
Cyclical Industries Portfolio	$2,000	$1,900
Defense and Aerospace Portfolio	$2,000	$1,900
Developing Communications Portfolio	$2,000	$1,900
Electronics Portfolio	$2,000	$1,900
Energy Portfolio	$2,000	$1,900
Energy Service Portfolio	$2,000	$1,900
Environmental Portfolio	$2,000	$1,900
Financial Services Portfolio	$2,000	$1,900
Food and Agriculture Portfolio	$2,000	$1,900
Gold Portfolio	$2,000	$1,900
Health Care Portfolio	$2,000	$1,900
Home Finance Portfolio	$2,000	$1,900
Industrial Equipment Portfolio	$2,000	$1,900
Industrial Materials Portfolio	$2,000	$1,900
Insurance Portfolio	$2,000	$1,900
Leisure Portfolio	$2,000	$1,900
Medical Delivery Portfolio	$2,000	$1,900
Medical Equipment and Systems Portfolio	$2,000	$1,900
Money Market Portfolio	$2,000	$1,900
Multimedia Portfolio	$2,000	$1,900
Natural Gas Portfolio	$2,000	$1,900
Natural Resources Portfolio	$2,000	$1,900
Networking and Infrastructure Portfolio	$2,000	$1,900
Paper and Forest Products Portfolio	$2,000	$1,900
Pharmaceuticals Portfolio	$2,000	$1,900
Retailing Portfolio	$2,000	$1,900
Software and Computer Services Portfolio	$2,000	$1,900
Technology Portfolio	$2,000	$1,900
Telecommunications Portfolio	$2,000	$1,900
Transportation Portfolio	$2,000	$1,900
Utilities Growth Portfolio	$2,000	$1,900
Wireless Portfolio	$2,000	$1,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Air Transportation Portfolio	$1,400	$1,300
Automotive Portfolio	$1,400	$1,300
Banking Portfolio	$1,700	$1,700
Biotechnology Portfolio	$2,800	$2,900
Brokerage and Investment Management Portfolio	$1,900	$1,600
Business Services and Outsourcing Portfolio	$1,400	$1,300
Chemicals Portfolio	$1,500	$1,300
Computers Portfolio	$1,900	$1,900
Construction and Housing Portfolios	$1,600	$1,400
Consumer Industries Portfolio	$1,400	$1,300
Cyclical Industries Portfolio	$1,400	$1,300
Defense and Aerospace Portfolio	$2,000	$1,600
Developing Communications Portfolio	$1,800	$1,800
Electronics Portfolio	$3,800	$3,900
Energy Portfolio	$3,000	$1,700
Energy Service Portfolio	$2,400	$1,700
Environmental Portfolio	$1,400	$1,300
Financial Services Portfolio	$1,800	$1,700
Food and Agriculture Portfolio	$1,500	$1,400
Gold Portfolio	$2,100	$1,800
Health Care Portfolio	$3,300	$2,900
Home Finance Portfolio	$1,700	$1,600
Industrial Equipment Portfolio	$1,400	$1,300
Industrial Materials Portfolio	$1,500	$1,400
Insurance Portfolio	$1,500	$1,400
Leisure Portfolio	$1,500	$1,400
Medical Delivery Portfolio	$2,500	$1,500
Medical Equipment and Systems Portfolio	$2,400	$1,900
Money Market Portfolio	$1,500	$1,500
Multimedia Portfolio	$1,400	$1,400
Natural Gas Portfolio	$2,600	$1,600
Natural Resources Portfolio	$1,800	$1,400
Networking and Infrastructure Portfolio	$1,500	$1,400
Paper and Forest Products Portfolio	$1,400	$1,300
Pharmaceuticals Portfolio	$1,500	$1,300
Retailing Portfolio	$1,400	$1,300
Software and Computer Services Portfolio	$1,900	$1,900
Technology Portfolio	$3,100	$3,100
Telecommunications Portfolio	$1,700	$1,600
Transportation Portfolio	$1,400	$1,300
Utilities Growth Portfolio	$1,700	$1,500
Wireless Portfolio	$1,700	$1,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$155,000	$520,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate fees billed by PwC of $1,325,000A and $1,450,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$325,000	$650,000
Non-Covered Services	$1,000,000	$800,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	April 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	April 19, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	April 19, 2006